As filed with the Securities and Exchange Commission on April 21, 2026

Securities Act File No. 333-281098

Investment Company Act File No. 811-23992

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 5	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 5	☒

Russell Investments Strategic Credit Fund

(Exact name of Registrant as specified in Charter)

401 Union Street, 18th Floor

Seattle, Washington 98101

Registrant’s Telephone Number, including Area Code: (800) 787-7354

Mary Beth Albaneze, Esq.

Associate General Counsel

Russell Investment Management, LLC

401 Union Street, 18th Floor

Seattle, Washington 98101

(206) 505-4846

(Name and address of agent for service)

COPY TO:

John V. O’Hanlon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110

(617) 728-7100

Approximate date of commencement of proposed public offering: As soon as practicable after the effective date of this Registration Statement

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box ☐

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans, check the following box ☒

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☐

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c), or as follows:

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check	each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Preliminary Prospectus

Dated April 21, 2026

Subject to Completion.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

PROSPECTUS

Russell Investments

Strategic Credit Fund

Class	Ticker Symbol
Class F Shares	RPCFX
Class I Shares	RPCIX

The Russell Investments Strategic Credit Fund (the “Fund”) is a non-diversified, closed-end management investment company that operates as an “interval fund.” The Fund’s investment adviser is Russell Investments Credit Adviser, LLC (“RICA” or “Advisor”) and the Fund’s sub-advisors are TCW Investment Management Company LLC and Partners Group (USA) Inc. (respectively, “TCW” and “Partners Group (USA),” each, a “Sub-Advisor” and collectively, the “Sub-Advisors”).

Investment Objectives. The Fund’s investment objectives are to seek to provide total return and, as a secondary objective, current income. There can be no assurances that the Fund’s investment objectives will be achieved or that the Fund’s investment program will be successful.

Principal Investment Strategies. The Fund’s strategy involves investing in or having exposure to a range of lending activities including, but not limited to, directly originated loans, syndicated loans and credit securities. The Fund intends to invest primarily in (1) direct lending investments (including directly or indirectly originated senior secured loans and other types of loans), asset-backed loans and tradeable debt (such as tradeable bank loans, U.S. government debt, and corporate debt, including broadly syndicated loans), (2) general or limited partnerships, funds, corporations, or other investment vehicles that each invests at least a majority of its assets in private or public loans, credit securities and other credit-related instruments (collectively, the “Underlying Funds”), including (a) open-end mutual funds, interval funds and exchange-traded funds registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Underlying Registered Funds”), (b) business development companies (“BDCs,” and with the Underlying Registered Funds, “Underlying Regulated Funds”), and (c) investment vehicles that are exempt from registration under the 1940 Act and the Securities Act of 1933 (“Underlying Private Funds”), including through direct investments in Underlying Private Funds or through secondary acquisitions of interests in the Underlying Private Funds through the purchase of an existing investor’s interest in the Underlying Private Fund, and (3) credit default swaps (“CDS”). The Fund’s investments may be rated investment grade or below investment grade or unrated.

The Fund’s (1) direct lending investments, asset-backed loans and tradeable debt, (2) Underlying Funds, (3) CDS and (4) other lending activities (such as marketplace lending and net asset value lending), credit securities (such as asset-backed, mortgage-backed or distressed securities) and credit-related instruments (such as structured credit notes and collateralized loan obligation instruments) in which the Fund may directly or indirectly invest are collectively referred to as “Credit Assets.” Certain of the Fund’s investments in Credit Assets will be co-investments alongside other registered or unregistered funds and accounts managed by RICA, the Sub-Advisors or their respective affiliates (“Co-Investments”),

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in Credit Assets.

In making an investment decision, an investor must rely upon his, her or its own examination of the Fund and the terms of the offering, including the merits and risks involved, of acquiring shares of the Fund (“Shares”) as described in this prospectus (“Prospectus”). See the “Risks” section beginning on page 69 of this Prospectus. Certain of these risks are summarized in “Prospectus Summary—Summary of Risk Considerations” beginning on page 15. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to purchase the Shares.

The Shares have not been approved or disapproved by the Securities and Exchange Commission or any other U.S. federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority or exchange has passed upon the accuracy or adequacy of this Prospectus or the merits of an investment in the Shares. Any representation to the contrary is a criminal offense.

	Price to Public (1)(2)	Sales Load	Proceeds to the Fund
Per Class F Share	At current net asset value (“NAV”)	0.0%	Amount invested at NAV
Per Class I Share	At current NAV	0.0%	Amount invested at NAV

(notes on inside front cover)

Russell Investments Financial Services, LLC (the “Distributor”), an affiliate of RICA, acts as distributor for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is 401 Union Street, 18th Floor, Seattle, Washington 98101.

The date of this Prospectus is [    ], 2026.

(notes from previous page)

1

Class F and Class I Shares are offered on a continuous basis at an offering price equal to the then-current NAV per share of the applicable class, as described in this Prospectus. Shares are only available for purchase through a select network of banks (including bank trust departments), registered investment advisers, broker-dealers and other financial service organizations (collectively, “Financial Intermediaries”), except that principals and employees of the Advisor or its affiliates (“RI Employees”), trustees of the Fund (“Trustees”) and certain institutional investors may purchase shares directly with the Fund. While neither the Fund nor the Distributor imposes a sales load on Class F or I Shares, if you buy Class F or I Shares through certain Financial Intermediaries they may directly charge you a transaction or other fees in such amount as they may determine and you may be required to pay brokerage commissions or other fees. Any such fees will be in addition to your investment in the Fund and not deducted therefrom. Investors should consult with their Financial Intermediaries about any transaction or other fees or commissions that may be imposed on each class of Shares. See “Plan of Distribution.”

2

The following groups of investors are eligible to purchase Class F Shares: (i) institutional or individual investors with an initial minimum investment of $5,000 and subsequent minimum investments of $500; (ii) RI Employees; and (iii) Trustees of the Fund. Class F Shares are available for investment by existing and new investors until one year after the Fund’s commencement of operations (“Closure of F Shares”). After the Closure of F Shares, Class F Shares will be closed to new investors, with the exception of RI Employees, Trustees of the Fund, institutional investors with a minimum of $25,000,000 in Class F shares, and new or existing accounts of Financial Intermediaries with an aggregate minimum of $25,000,000 in Class F shares (institutional and individual investors will continue to be subject to $5,000 initial minimums and $500 subsequent investments). The minimum initial investment in Class I Shares is $5,000; subsequent investments with respect to Class I Shares may be made with at least $500. The Fund reserves the right to waive the above-specified minimums. Subject to applicable law, the Fund reserves the right to change the categories of investors eligible to purchase its Shares. Class F and Class I Shares are not subject to any asset-based distribution fees but are only available through a select network of Financial Intermediaries, except that RI Employees, Trustees of the Fund and certain institutional investors may purchase shares directly with the Fund. Class I Shares are subject to a shareholder servicing fee that will accrue at an annual rate up to 0.25% of the Class’s average daily net assets. Class F shares are not subject to a shareholder servicing fee. See “Summary of Fund Fees and Expenses,” “Purchasing Shares” and “Plan of Distribution.”

TO ALL INVESTORS

No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus. This Prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Shares and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document).

The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption from these provisions.

•	The Fund’s Shares will not be listed on an exchange, and no secondary market is expected to develop. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified time frame.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as borrowings.

•	The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to holders of Shares (“Shareholders”) through distributions will be distributed after payment of fees and expenses.

•	A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may have taxable gains in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

•	The Fund invests in private funds which are subject to certain risks including those related to illiquidity, indirect fees, valuation, limited operating histories and limited information regarding underlying investments.

•	Shareholders will bear substantial direct and indirect fees and expenses in connection with their investment. Private funds involve a high degree of risk that can result in substantial losses. The Fund should be considered a complex investment that entails substantial risks, and a prospective investor should invest in the Fund only if the investor can sustain a substantial or complete loss of their investment.

•	Leverage may be used up to the regulatory limit to fund investments and/or to manage timing issues in connection with the acquisition of the Fund’s investments (e.g., to provide the Fund with liquidity to acquire investments in advance of the Fund’s receipt of redemption proceeds from other investments) and to fund quarterly repurchases of the Fund’s outstanding shares. See “Leverage” and “Risks—Principal Investment-Related Risks—Leverage Utilized by the Fund.”

The Fund is an interval fund (as defined below) pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares. In connection with any given quarterly repurchase offer, the Fund currently intends to offer to repurchase 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to provide liquidity to Shareholders, you should consider the Shares to have limited liquidity. The Fund expects to make its first repurchase offer in July 2026.

Notification of each quarterly repurchase offer is made available to Shareholders no less than 21 and not more than 42 calendar days before the “Repurchase Request Deadline” (i.e., the date on which the repurchase offer ends, which typically will occur on or about February 28, May 31, August 31 and November 30). The Fund expects the first Repurchase Request Deadline to occur on or about August 31, 2026. The net asset value will be calculated no later than the “Repurchase Pricing Date,” which will be no later than 14 calendar days after the Repurchase Request Deadline, or the next business day if the fourteenth day is not a business day. The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. See “Periodic Repurchase Offers.”

****

You should read this Prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Shares and retain it for future reference. A Statement of Additional Information, dated [  ], 2026 (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI by contacting your financial intermediary or the Fund at:

Russell Investments

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, OH 45246-0707

The Fund’s SAI is also available, free of charge, on the Fund’s website at https://connect.rightprospectus.com/russellinvestments?Site=IF.

You can get the same information for free from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov. In addition, you may request copies of the Fund’s Prospectus, semi-annual and annual reports or other information about the Fund or make shareholder inquiries by calling (800) 787-7354. The Fund’s Prospectus, annual and semi-annual reports, when produced, will be available at the Fund’s website (https://connect.rightprospectus.com/russellinvestments?Site=IF) free of charge. Information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus or another date set forth in this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

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PROSPECTUS SUMMARY

This is only a summary of certain information contained in this prospectus (“Prospectus”) relating to the Russell Investments Strategic Credit Fund. This summary may not contain all of the information that you should consider before investing in the Fund’s common shares of beneficial interest. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information (the “SAI”).

The Fund

Russell Investments Strategic Credit Fund is a non-diversified, closed-end management investment company that operates as an “interval fund” (as defined below). Throughout this Prospectus, we refer to Russell Investments Strategic Credit Fund as the “Fund” or as “we,” “us” or “our.”

The Fund continuously offers two classes of common shares of beneficial interest (“Shares”) of the Fund: Class F Shares and Class I Shares. The Fund has received exemptive relief from the Securities and Exchange Commission (“SEC”) to issue multiple classes of Shares and to impose shareholder servicing fees. The Fund may offer other additional classes of Shares in the future with fees and expenses that differ from the classes of Shares described in this Prospectus.

Periodic Repurchase Offers

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to holders of Shares (“Shareholders”), has adopted a fundamental policy to make quarterly repurchase offers pursuant to Rule 23c-3 under the Investment Company Act of 1940 (the “1940 Act”), as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at net asset value (“NAV”), unless suspended or postponed in accordance with regulatory requirements. The Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at the NAV applicable to the class of Shares repurchased, which is the minimum amount permitted.

It is possible that a repurchase offer may be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

Notification of each quarterly repurchase offer is made available to Shareholders no less than 21 and not more than 42 calendar days before the “Repurchase Request Deadline” (i.e., the date on which the repurchase offer ends, which typically will occur on or about February 28, May 31, August 31 and November 30). The Fund expects the first Repurchase Request Deadline to occur on or about August 31, 2026. The NAV will be calculated no later than the “Repurchase Pricing Date,” which will be no later than 14 calendar days after the Repurchase Request Deadline, or the next business day if the fourteenth day is not a business day. The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. See “Periodic Repurchase Offers” for additional information.

Unlisted Interval Fund	The Shares are not listed on any securities exchange. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. You should not purchase the Shares if you intend to sell them soon after purchase. An investment in the Shares is not suitable for investors who need access to the money they invest.
Advisor and Sub-Advisors	The Fund’s investment adviser is Russell Investments Credit Adviser, LLC (“RICA” or “Advisor”). RICA is registered as an investment adviser with the SEC under the Investment Advisers Act, as amended (“Advisers Act”). Pursuant to an advisory agreement between the Advisor and the Fund (the “Advisory Agreement”), which has been approved by the Fund’s board of trustees (the “Board” or “Board of Trustees”), RICA provides or oversees all investment advisory and portfolio management services for the Fund.

The Fund’s sub-advisors are TCW Investment Management Company LLC and Partners Group (USA) Inc. (respectively, “TCW” and “Partners Group (USA),” each, a “Sub-Advisor” and collectively, the “Sub-Advisors”). Each Sub-Advisor is registered as an investment adviser with the SEC under the Advisers Act. Pursuant to a discretionary sub-advisory contract between the Advisor, as a fiduciary for the Fund, and each Sub-Advisor (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”), each of which has been approved by the Board, the Sub-Advisors have discretionary asset management assignments pursuant to which the Advisor intends to allocate to the Sub-Advisor a portion of Fund assets to manage directly, subject to oversight by the Advisor. The Advisor oversees and evaluates the performance results of the Sub-Advisors. The Advisor does not evaluate the investment merits of any decision or recommendation by a Sub-Advisor to purchase, hold, or sell a security or other instrument for the Fund.
Investment Objective

The Fund’s investment objectives are to seek to provide total return and, as a secondary objective, current income.

There can be no assurances that the Fund’s investment objectives will be achieved or that the Fund’s investment program will be successful. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s investment objectives may be changed by the Board without prior Shareholder approval.

Investment Policies

The Fund has a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes in Credit Assets (as defined below). The Fund may change this 80% policy without Shareholder approval upon at least 60 days’ prior written notice to Shareholders.

For purposes of this 80% policy, “Credit Assets” includes: (1) direct lending investments (including directly or indirectly originated senior secured loans and other types of loans), asset-backed loans and tradeable debt (such as tradeable bank loans, U.S. government debt and corporate debt, including broadly syndicated loans), (2) general or limited partnerships, funds, corporations, or other investment vehicles that each invests at least a majority of its assets in private or public loans, credit securities and other credit-related instruments (collectively, the “Underlying Funds”), including (a) open-end mutual funds, interval funds and exchange-traded funds registered under the 1940 Act (collectively, “Underlying Registered Funds”), (b) business development companies (“BDCs,” and with the Underlying Registered Funds, “Underlying Regulated Funds”), and (c) investment vehicles that are exempt from registration under the 1940 Act and the Securities Act of 1933 (“Underlying Private Funds”), including through direct investments in Underlying Private Funds or through secondary acquisitions of interests in the Underlying Private Funds through the purchase of an existing investor’s interest in the Underlying Private Fund, (3) credit default swaps (“CDS”) and (4) and other lending activities (such as marketplace lending and net asset value lending), credit securities (such as asset-backed, mortgage-backed or distressed securities) and credit-related instruments (such as structured credit notes and collateralized loan obligation instruments) in which the Fund may directly or indirectly invest.

Unless otherwise stated in this Prospectus or in the SAI, the Fund’s investment policies are non-fundamental policies and may be changed without Shareholder approval.

Principal Investment Strategies	The Fund intends to invest primarily in (1) direct lending investments (including directly or indirectly originated senior secured loans and other types of loans), asset-backed loans and tradeable debt (such as tradeable bank loans, U.S. government debt and corporate debt, including broadly syndicated loans), (2) Underlying Funds and (3) CDS.

Certain of the Fund’s investments in Credit Assets will be co-investments alongside other registered or unregistered funds and accounts managed by RICA, the Sub-Advisors or their respective affiliates (“Co-Investments”).

The Underlying Funds are managed by investment managers (“Fund Managers”). The Fund may make primary investments in the Underlying Private Funds (“Primary Investments”) or make secondary acquisitions of interests in the Underlying Private Funds through the purchase of an existing investor’s interest in the Underlying Private Fund (“Secondary Investments”).

The Fund may invest in credit instruments of any credit quality, duration, or maturity and may invest significantly in securities rated below investment grade, i.e., at the time of purchase, securities that are rated Ba1 or below by Moody’s Investors Service, Inc. or BB+ or below by S&P or Fitch or are comparably rated by another NRSRO or, if unrated, determined by the Advisor or a Sub-Advisor to be of comparable quality. Investments rated below investment grade (or similar quality if unrated) are commonly known as high-yielding, high risk investments or as “junk” investments. The Fund may invest in any level of the capital structure of an issuer, including the equity or “first loss” tranche.

The Fund may invest, without limit, in instruments that are illiquid. The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. The Fund anticipates it will be unable to use its investments in illiquid and unregistered securities and instruments as a source of liquidity for the Fund’s repurchase program.

The Fund may invest globally without restriction. The Fund may invest in any category of Underlying Funds, including regulated and unregulated funds and leveraged and unleveraged funds, in each case as may be established in Organization for Economic Co-operation and Development (“OECD”), a group of nations which are believed to have generally harmonized and stable policies in areas relevant to lending and credit, or non-OECD jurisdictions.

The Fund is a non-diversified fund within the meaning of the 1940 Act and the Advisor does not, and does not expect to, maintain any fixed guidelines for diversifying the Fund’s assets amongst Underlying Funds, issuers, industries, countries or strategies. However, the Fund intends to invest in, and to maintain a portfolio of, a diverse and broad range of Credit Assets across multiple credit sectors and employ multiple strategies. The Fund is not required to invest in each sector or employ each strategy at all times, and its investment in each sector and employment of each strategy may vary over time.

The Advisor and Sub-Advisors, in their sole and absolute discretion, reserve the right to invest the Fund’s assets in the manner they deem most appropriate to achieve the Fund’s investment objective in light of existing market and economic conditions. See “Investment Objectives, Policies and Strategies” for additional information.

Leverage	The Fund will use leverage to seek to achieve its investment objectives. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage. The Fund may use leverage to fund investments and to manage timing issues in connection with the acquisition of the Fund’s investments (e.g., to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of redemption proceeds from other investments) and to fund quarterly repurchases of the Fund’s outstanding shares. The Fund may leverage its portfolio by entering into lines of credit or credit facilities. The Fund is permitted to borrow money in an amount up to 33 1/3% of its total assets (the “Asset Coverage Requirement”). The Fund expects to enter into a line of credit within its first twelve months of operations.

The Underlying Funds and other securities or instruments in which the Fund invests (collectively, the “Underlying Investments”) may also utilize leverage in their investment activities but are generally not subject to the Asset Coverage Requirement. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged Underlying Investments and, as a result, the volatility of the value of Shares may be substantial, especially during times of a “credit crunch” (meaning periods in which there is a substantial decline in lending activity by financial institutions and in the availability of loans and other forms of credit) and/or general market turmoil, such as that experienced during late 2008 or the global pandemic. In general, the use of leverage by the Fund’s Underlying Investments may increase the volatility of their values and of the value of the Shares.

The use of leverage can create additional risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of Shares. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per Share of an applicable class to a greater extent than if the Fund did not utilize leverage. When the Fund is using leverage, its NAV and rate of distribution will be more volatile. The Fund’s leveraging strategy may not be successful. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Underlying Investments at inopportune times, which may further depress the returns of the Fund.

Certain types of leverage by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Advisor does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with its investment objectives and policies if the Fund were to utilize leverage. Additional risks associated with the Fund’s use of leverage are discussed in “Risks—Principal Investment-Related Risks—Leverage Utilized by the Fund.”

Management Fee

Pursuant to the terms of the Advisory Agreement, the Fund has agreed to pay the Advisor a monthly management fee at an annual rate equal to 1.50% of the Fund’s average daily net assets (the “Management Fee”). The Advisor has contractually agreed to waive for the six-month period beginning after the Fund’s commencement of operations the portion, if any, of the net Management Fee that remains after application of the Expense Limit (defined below) set forth in the Expense Agreement (defined below) to the extent that such net Management Fee exceeds the Sub-Advisory Fees (defined below) that the Advisor is required to pay for that six-month period. This waiver may not be terminated during the relevant period except with Board approval and any such waiver of the net Management Fee will not be subject to recoupment by the Advisor.

Until July 31, 2027, and pursuant to a written agreement between the Fund and the Advisor (the “Expense Agreement”), the Advisor has contractually agreed to waive up to the full amount of its Management Fee and then to reimburse the Fund for certain other direct Fund-level expenses (“Covered Direct Fund-Level Expenses”) to the extent that those Covered Direct Fund-Level Expenses exceed 1.80% of the average daily net assets of the Fund on an annual basis (the “Expense Limit”). This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Covered Direct Fund-Level Expenses do not include (i) interest on borrowed funds or any and all fees related to lines of credit (including but not limited to commitment fees and legal fees incurred with respect to the Fund entering into or renewing a line of credit); (ii) any distribution and/or shareholder services fees; (iii) acquired fund fees and expenses (including any and all fees and expenses of special purpose vehicles in which the Fund invests); (iv) any incentive fee; (v) all investment-related fees and expenses related to investments or potential investments the Advisor or a Sub-Advisor enters into or considers on behalf of the Fund (including but not limited to any and all fees and expenses related to the Fund’s investments or potential investments in Co-Investments, such as fees related to the origination, sourcing, acquisition, servicing, identification, due diligence or disposition of potential Co-Investments, and legal fees associated with Co-Investments); (vi) all fees and expenses incurred by and allocated to the Fund by a Sub-Advisor (including but not limited to any and all investment-related fees and expenses) in accordance with the terms of its Sub-Advisory Agreement; (vii) dividend and interest expenses related to short sales; (viii) taxes; (ix) any and all contingency fees paid to vendors out of amounts received by the Fund (for example, contingency fees paid to vendors for foreign tax reclaims and contingency fees paid to vendors for certain securities litigation recoveries); and (x) infrequent and/or unusual expenses (including litigation expenses).

Subject to the terms of the Expense Agreement, the Covered Direct Fund-Level Expenses borne by the Advisor pursuant to the Expense Agreement, including organizational and offering costs of the Fund borne by the Advisor prior to the date of the Expense Agreement, are subject to recoupment by the Advisor up to three years from the date of such waiver or reimbursement. The Fund will carry forward any waivers and/or reimbursements of fees and expenses in excess of the Expense Limit for a period not to exceed three years from the date on which such fees and expenses were waived or reimbursed by the Advisor and reimburse the Advisor such amount as promptly as possible, on a monthly basis, even if such reimbursement occurs after the termination of the Expense Agreement, provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the Advisor’s waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of the Advisor’s recoupment after giving effect to the Fund’s reimbursement.

The Fund anticipates that it may have income on Co-Investments in the portion of the Fund directly managed by RICA (“RICA Co-Investments”) that could result in the payment of an incentive fee (“Incentive Fee”) to the Advisor during certain periods. The Incentive Fee is based on the Fund’s income from RICA Co-Investments and will not be paid unless the Fund achieves certain income targets. The Incentive Fee is calculated and payable quarterly in arrears in an amount equal to 10% of the Fund’s “pre-incentive fee net investment income” attributable to RICA Co-Investments for the immediately preceding fiscal quarter (“Pre-Incentive Fee Net Investment Income”). Pre-Incentive Fee Net Investment Income includes only income earned on the Fund’s RICA Co-Investments and does not include income earned on any of the Fund’s other Co-Investments or Underlying Investments, including the Underlying Private Funds. The Incentive Fee is subject to a hurdle rate, expressed as a rate of return on the average daily net asset value of RICA Co-Investment assets for the period, equal to 1.50% per quarter (or an annualized hurdle rate of 6.0%), subject to a “catch-up” feature, and allocated to each class of the Fund’s Shares based on the average daily net asset value of each class of the Fund’s Shares. The Fund expects the Incentive Fee to increase to the extent the Fund earns greater income on its RICA Co-Investments. See “Management of the Fund—Advisory Agreement” for additional information.

Under the Sub-Advisory Agreements, the Advisor pays each Sub-Advisor a sub-advisory fee, out of the Management Fee. The sub-advisory fee for TCW is payable quarterly in arrears and based on the average value of the assets that are managed by TCW at an annualized rate of 0.75% (the “TCW Sub-Advisory Fee”). The sub-advisory fee for Partners Group (USA) is payable quarterly in arrears and based on the average value of certain assets managed by Partners Group (USA) (the “Partners Group (USA) Compensated Assets”) at an annualized rate of 0.80% (the “Partners Group (USA) Sub-Advisory Fee,” and with the TCW Sub-Advisory Fee, each a “Sub-Advisory Fee” and together the “Sub-Advisory Fees”). The Partners Group (USA) Compensated Assets for any quarter are equal to the average value of assets managed by Partners Group (USA) excluding the average value of the assets representing investment opportunities where there is excess capacity allocation which is offered to the Fund as a Co-Investment opportunity by Partners Group (USA) or its affiliates in accordance with the allocation policies of Partners Group (USA) and its affiliates, as amended from time to time (“Partners Group (USA) Excess Capacity Allocations”). The Advisor does not pay Partners Group (USA) any fee on Partners Group (USA) Excess Capacity Allocations.
Administrator	The Fund’s administrator is Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to a Master Services Agreement between the Fund and Ultimus, which is approved by the Board, the Fund has agreed to pay Ultimus a monthly administration fee (the “Administration Fee”), plus reimbursable expenses. The Administration Fee is based on the average managed assets (i.e., the average net assets of the Fund plus any amount of leverage being used by the Fund) for the prior month and subject to annual minimums. See “Administration and Accounting Services” for additional information.
Distributor	The Fund’s distributor is Russell Investments Financial Services, LLC (the “Distributor”), an affiliate of the Advisor. The Fund does not pay any fees to the Distributor.
Custodian and Transfer Agent	The Fund’s custodian is State Street Bank and Trust Company. The Fund’s transfer agent is Ultimus (“Transfer Agent”). See “Custodian and Transfer Agent” for additional information.
Fees and Expenses of Underlying Funds and Other Special Purpose Vehicles	Shareholders indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Underlying Funds. Shareholders may also indirectly bear a portion of the expenses of special purpose vehicles through which the Fund may hold certain of its investments. See “Summary of Fund Fees and Expenses” for additional information.
Purchasing Shares

Shares are only available for purchase through a select network of banks (including bank trust departments), registered investment advisers, broker-dealers and other financial service organizations (collectively, “Financial Intermediaries”), except that RI Employees, Trustees of the Fund and certain institutional investors may purchase shares directly with the Fund. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you. Certain Classes of Shares may only be purchased by specified categories of investors and are only offered by certain Financial Intermediaries. See “Plan of Distribution.”

The following groups of investors are eligible to purchase Class F Shares: (i) institutional or individual investors with an initial minimum investment of $5,000 and subsequent minimum investments of $500; (ii) RI Employees; and (iii) Trustees of the Fund. Class F Shares are available for investment by existing and new investors until one year after the Fund’s commencement of operations (“Closure of F Shares”). After the Closure of F Shares, Class F Shares will be closed to new investors, with the exception of RI Employees, Trustees of the Fund, institutional investors with a minimum of $25,000,000 in Class F shares, and new or existing accounts of Financial Intermediaries with an aggregate minimum of $25,000,000 in Class F shares (institutional and individual investors will continue to be subject to $5,000 initial minimums and $500 subsequent investments).

The minimum initial investment in Class I Shares is $5,000; subsequent investments with respect to Class I Shares may be made with at least $500.

Class F and Class I Shares are not subject to any asset-based distribution fees but are only available through a select network of Financial Intermediaries, except that RI Employees, Trustees of the Fund and certain institutional investors may purchase shares directly with the Fund. Class I Shares are subject to a shareholder servicing fee that will accrue at an annual rate up to 0.25% of the Class’s average daily net assets. Class F shares are not subject to a shareholder servicing fee.

The Fund reserves the right to waive the above-specified minimums. Subject to applicable law, the Fund reserves the right to change the categories of investors eligible to purchase its Shares.

See “Purchasing Shares” for additional information.

Distributions

The Fund will ordinarily declare and pay distributions from its net investment income, if any, on a quarterly basis. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”) in all events in a manner consistent with the provisions of the 1940 Act. The Fund intends to declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by the Fund in the prior fiscal year. An additional distribution may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund. After the end of each calendar year, Shareholders will be provided a Form 1099, containing information regarding the amount and character of distributions received from the Fund during the calendar year.

The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital to the extent of the Shareholder’s tax basis and thereafter be treated as a capital gain assuming the Shares are held as capital assets. A return of capital distribution will reduce the Shareholder’s basis in such Shareholder’s Shares and increase the gain or decrease the loss upon future disposition of such Shares. If distributions in any tax year are less than the Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains, such excess is not treated as a non-taxable return of capital but rather may be taxable to Shareholders at ordinary income rates even though it may economically represent a return of capital.

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio and the Fund’s use of hedging. To permit the Fund to maintain more stable distributions, the Fund may from time to time distribute more or less than the entire amount of income earned in a particular period. Any undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period.

Undistributed income will add to the Fund’s NAV and, correspondingly, distributions from undistributed income will deduct from the Fund’s NAV.

Under normal market conditions, the Advisor will seek to manage the Fund in a manner such that the Fund’s distributions are reflective of the Fund’s current and projected earnings levels. The distribution level of the Fund is subject to change based upon a number of factors, including the current and projected level of the Fund’s earnings, and may fluctuate over time.

If a Shareholder’s Shares are accepted for repurchase in a quarterly repurchase offer, upon payment for such repurchased Shares, such repurchased Shares will no longer be considered outstanding and therefore will no longer be entitled to receive distributions from the Fund.

The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. An additional distribution of net investment income may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund. The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its quarterly distribution declarations at any time and may do so without prior notice to Shareholders.

Shareholders will automatically have all dividends and distributions reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

Dividend Reinvestment Plan

Pursuant to the Fund’s dividend reinvestment plan (the “Reinvestment Plan”), registered shareholders will have all dividends, including any capital gain dividends, and distributions (net of any applicable withholding taxes) reinvested automatically in additional Shares of the Fund, including in full or fractional Shares, by the Transfer Agent, unless the shareholder elects to receive cash. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends and distributions in cash paid directly to the shareholder of record (or, if the Shares are held through banks, brokers or other nominee name, then to such banks, brokers or other nominee) by the Transfer Agent, as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends and distributions in cash by contacting your Financial Intermediary who holds your Fund common shares or if your Fund common shares are held directly by the Fund, by contacting the Transfer Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Transfer Agent prior to the dividend record date. Additionally, the Transfer Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or distribution.

In the case of record Shareholders such as banks, brokers or other nominees that hold Fund shares for others who are the beneficial owners, the Transfer Agent will administer the Reinvestment Plan on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount registered in such Shareholder’s name and held for the account of beneficial owners who are to participate in the Reinvestment Plan. Shareholders whose Shares are held in the name of a bank, broker or other nominee should contact their Financial Intermediary for details. Such Shareholders may not be able to transfer their shares to another bank, broker or other nominee and continue to participate in the Reinvestment Plan.

The number of newly issued Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the NAV per Share on the reinvestment date; there is no sales or other charge for reinvestment.

The Transfer Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to newly issued Shares in the Reinvestment Plan. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan should be directed in writing to:

Russell Investments

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, OH 45246-0707

The Transfer Agent provides Shareholders whose Shares are held directly with the Fund and registered in his or her own name, periodic Shareholder account statements reflecting transactions that occurred during the period, including dividend and distribution reinvestment transactions for Reinvestment Plan participants. Any proxy you receive will include all Shares you have received under the Reinvestment Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions and reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends or distributions. See “Tax Matters.”

The Fund and the Transfer Agent reserve the right to amend or terminate the Reinvestment Plan.

Summary of Risk Considerations

The following is a summary of certain principal risks of an investment in the Fund. See “Risks” for a more complete discussion of the risks of investing in the Fund, including certain risks not summarized below.

No Operating History. The Fund is a newly formed non-diversified, closed-end management investment company with no performance history that Shareholders can use to evaluate the Fund’s investment performance. The initial operating expenses for a newly formed fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. In addition, the Underlying Funds may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance. As a new fund, there is no assurance that the Fund will grow or maintain an economically viable size, which may result in increased Fund expenses or a determination to liquidate the Fund.

Closed-end Interval Fund. The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop in the foreseeable future. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from registered open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Periodic Repurchase Offers. The Fund’s requirement to make quarterly repurchase offers presents certain risks. The repurchase offers will require that the Fund maintain certain levels of liquidity in order to repurchase tendered Shares, which may limit the ability of the Fund to achieve its investment objectives. The Fund’s repurchases of Shares in the absence of sufficient new sales of the Fund may result in diminution of the size of the Fund, which may decrease the Fund’s investment opportunities. Share repurchase offers and borrowings to finance the repurchases may increase the Fund’s expense ratios and increase portfolio turnover. To the extent the Fund has invested in foreign markets, currency fluctuations between the date of the repurchase pricing date and the tender of the Shares may result in a decrease of share value. The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings (including up to the maximum amount permitted under the 1940 Act), or the liquidation of portfolio securities. The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. A failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. If the asset coverage declines to less than 300% (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement. If the Fund sells its more liquid, higher quality portfolio securities to purchase Shares that are tendered, remaining shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets. To the extent the Fund liquidates its portfolio securities to fund its Share repurchases, such liquidation may detrimentally impact the ability of the Fund to qualify as a regulated investment company under the Code and may impact the market for the securities being sold which may, in turn, diminish the value of an investment in the Fund.

Liquidation Risk. The Board may determine at any time and in its discretion that it is in the best interests of the Fund and its Shareholders to liquidate and dissolve the Fund. Pursuant to the Fund’s Declaration of Trust, the dissolution of the Fund requires the affirmative vote of at least 80% of the Fund’s Trustees. A Shareholder vote is not required to liquidate or dissolve the Fund.

Liquidation Scenarios. If the Board were to vote to dissolve and liquidate the Fund and the Fund’s investment portfolio is substantially illiquid, the Advisor and Sub-Advisors would not likely be able to liquidate the Fund’s remaining assets in a short period of time. Rather, the Fund’s assets would likely be liquidated over an extended period of time, which could amount to several years or longer and, during such a liquidation period, Shareholders remaining in the Fund would be subject to, among other risks, (i) the risk that these remaining assets may fluctuate in value prior to their ultimate disposition, (ii) the risk that the Fund may not realize what the Advisor or Sub-Advisor believes to be the optimal value for such assets upon their disposition, (iii) the risk that the Fund may be forced to dispose of assets at a loss or may not be able to realize any significant profit from the investment position, and (iv) the risk that the Fund may lose the entire value of an investment upon its disposition. Additionally, the Fund may choose to hold its remaining assets in a liquidating trust or other similar vehicle, which would be organized for the primary purpose of liquidating and distributing the assets transferred to it and would not be a registered investment company, and the value of such assets would further be reduced by any expenses incurred by such liquidating trust. Moreover, it is likely that any assets remaining in the Fund or a liquidating trust (or similar vehicle) after an initial round of liquidation will be illiquid. In such a liquidation scenario, Shares will be entirely illiquid, and Shareholders should expect to have to bear the risks of having invested in the Fund for an indefinite period of time, should not expect to receive cash liquidating distributions within any set period of time or on a regular basis, and should not expect to realize the full NAV per Share of the applicable class of the Fund on the date the Board determines to dissolve the Fund.

Special Tax-Related Risks. Special tax-related risks are associated with an investment in the Fund. The Fund intends to satisfy the requirements each taxable year necessary to qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from the Underlying Funds in which the Fund is invested. However, certain of the Underlying Funds are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the

Advisor to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Underlying Funds in which the Fund can invest, which could negatively affect the Fund’s performance and ability to meet its investment objective. Furthermore, although the Fund expects to receive information from each Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information and Fund Managers may not provide this information on a timely basis.

If before the end of any quarter of its taxable year, the Fund believes that it may fail any of the asset diversification requirements, the Fund may seek to take certain actions to avert such a failure. However, certain actions typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the diversification discrepancy) may be difficult for the Fund to pursue because the Fund may be unable to liquidate its interest in a Credit Asset promptly. While the Code ordinarily affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to liquidate a specific asset may limit utilization of this cure period.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders, and the Fund generally would not be required to make any distributions. In addition, all distributions (including distributions of net capital gain) to Shareholders would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund’s NAV may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. In addition, while the Fund is a “non-diversified” fund for purposes of the 1940 Act, the Fund intends to maintain its qualification to be treated as a regulated investment company (“RIC”) under the Code. To qualify as a RIC under the Code, the Fund must, among other things, diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.”

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s or an Underlying Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. The use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Fund involves a high degree of risk, including the risk that the Shareholder’s entire investment may be lost. The Fund’s performance depends largely upon the Advisor’s and Sub-Advisors’ selection of Credit Assets, including the Underlying Funds, the allocation of offering proceeds thereto and the performance of the Credit Assets. The Fund’s investment activities involve the risks associated with private market investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, changes in commodity prices, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, the imposition of tariffs, public health emergencies, actual or threatened wars or military conflict, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund. Unexpected volatility or lack of liquidity, such as the general market conditions that had prevailed in 2008, could impair the Fund’s profitability or result in its suffering losses.

Illiquid and Restricted Securities. The Fund expects to invest in illiquid securities and securities that are not registered under the Securities Act of 1933 (“restricted securities”). There is no regular market for the Fund’s Underlying Investments (and an Underlying Fund’s assets) that are private investments, which typically must be sold in privately negotiated transactions. In many cases, the Fund’s and Underlying Funds’ private investments may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale, and certain private investments may limit or suspend their redemptions. As a result of the absence of a public trading market, the Fund’s and Underlying Funds’ private investments may be illiquid or less liquid and more difficult to value than publicly traded securities. To the extent that the Fund’s or an Underlying Fund’s private investments may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or Underlying Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any unregistered securities held by the Fund or Underlying Funds are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund or Underlying Funds may be required to bear the expenses of registration. The Fund may also receive an in-kind distribution of securities from an Underlying Fund that are illiquid or difficult to value and difficult to dispose of. The illiquid nature of the Fund’s investments may adversely impact the Fund’s performance and liquidity, and the Fund may incur substantial fees and expenses in the disposition of such illiquid investments. Certain of the Fund’s or Underlying Funds’ investments in unregistered securities may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund or Underlying Funds may obtain access to material nonpublic information, which may restrict the Fund’s or Underlying Funds’ ability to conduct portfolio transactions in such securities. In some cases, the Fund or Underlying Fund may pay fees such as placement fees to an intermediary in connection with acquiring privately placed securities.

Certain of the Fund’s and the Underlying Funds’ investments may be new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Also, because there may not be an established market price for these securities, the Fund or Underlying Funds may have to estimate their value, which means that their valuation (and thus the valuation of the Fund) may have a subjective element. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the Fund or Underlying Funds decide to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund or Underlying Funds might obtain less favorable pricing terms that when it decided to sell the security.

The risks associated with illiquidity will be particularly acute where the Fund’s or Underlying Funds’ operations require cash (such as in connection with repurchase offers), and when the Fund or Underlying Funds pay dividends or distributions, and could result in the Fund or Underlying Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. The Fund anticipates it will be unable to use its investments in illiquid and unregistered securities and instruments as a source of liquidity for the Fund’s repurchase program.

Lack of Transparency. The Advisor, Sub-Advisors and/or their respective affiliates, as applicable, generally will not control the investments or operations of the Underlying Investments. The manager or general partner of an Underlying Fund may employ investment strategies that differ from its past practices and are not fully disclosed to the Advisor and/or Sub-Advisors, as applicable, and that involve risks that are not anticipated by the Advisor and/or Sub-Advisors, as applicable. Some Underlying Fund managers have limited operating history, and some have limited experience in executing one or more investment strategies to be employed for an investment. Furthermore, there is no guarantee that the information and reports provided for Underlying Investments will not be fraudulent, inaccurate or incomplete.

Litigation Risks. The Fund will be subject to a variety of litigation risks, particularly if one or more of the Underlying Investments in which it invests faces financial or other difficulties. Legal disputes, involving any or all of the Fund, the Advisor, the Sub-Advisors or their affiliates, may arise from the Fund’s, the Advisor’s, the Sub-Advisor’s or their affiliates’ (as applicable) activities (including as a result any of mergers or acquisitions) and Underlying Investments and could cause reputational damage to, or have a material adverse effect on, the Advisor, the Sub-Advisors, the Fund or their affiliates, as applicable.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions. In addition, the Advisor expects to select Underlying Funds without considering or canvassing the universe of available investment vehicles managed by other managers. Similarly, identification of attractive investment opportunities by the Sub-Advisors and Fund Managers is difficult and involves a high degree of uncertainty. Their ability to evaluate and source compelling investment opportunities may be outpaced by fund inflows, which could cause the Fund to have a higher than desirable exposure to liquid assets and cash. Even if an attractive investment opportunity is identified by a

Sub-Advisor or Fund Manager, they may not be permitted to take advantage of the opportunity to the fullest extent desired. The industries and sectors in which the Fund invests are highly competitive. The Advisor, Sub-Advisors, Fund Managers and the Fund, as applicable, may compete for investments with other operating companies, financial institutions, and other institutional investors as well as private equity, hedge, and other investment funds and asset managers, and this competition could adversely impact the availability of investments and terms upon which the Fund and Underlying Funds effect transactions with respect to the purchase, sale and/or financing or refinancing of such Underlying Investments. Other investment vehicles sponsored, managed or advised by the Advisor, the Sub-Advisors or their affiliates may seek investment opportunities similar to those the Fund may be seeking. Although the Advisor and Sub-Advisors, as applicable, will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles, allocations to such other accounts may reduce the amount and frequency of opportunities available to the Fund. See “Conflicts of Interest—The Advisor” and “Conflicts of Interest—The Sub-Advisor” in the SAI.

The Advisor and/or Sub-Advisors, as applicable, may depend on their broader organizations’ relationships with private equity sponsors, investment banks and commercial banks, and the Fund in turn may rely to a significant extent upon these relationships to provide it with potential investment opportunities. If the Advisor, a Sub-Advisor or their broader organizations, as applicable, fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Fund may not be able to grow its investment portfolio. In addition, individuals with whom the Advisor, a Sub-Advisor or their broader organizations, as applicable, have relationships are not obligated to provide the Fund with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.

Direct Lending. The Fund will, and the Underlying Funds may, make direct lending investments, including directly and potentially indirectly through Underlying Funds. When engaging in direct lending, the Fund’s and Underlying Funds’ performance may depend, in part, on the ability of the Fund and Underlying Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund and Underlying Fund will compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on such loans, which could reduce the Fund and Underlying Fund’s performance.

In determining whether to make a direct loan, the Fund will and the Underlying Funds likely will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. In making a direct loan, the Fund and Underlying Funds are exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund and Underlying Funds will lose money on the loan. Furthermore, direct loans may subject the Fund and Underlying Funds to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund and Underlying Funds to dispose of a direct loan and/or to value the direct loan.

As part of its lending activities, the Fund and Underlying Funds may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings.

Although the terms of such financing may result in financial returns to the Fund or Underlying Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Fund’s and Underlying Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund or an Underlying Fund will correctly evaluate the value of the assets collateralizing the Fund or Underlying Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Fund or an Underlying Fund funds, the Fund or Underlying Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or Underlying Fund or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Fund or Underlying Fund may have difficulty disposing of the assets used as collateral for a loan.

If a loan is foreclosed, the Fund or Underlying Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. As a result, the Fund or Underlying Fund may be exposed to losses resulting from default and foreclosure. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying assets will further reduce the proceeds and thus increase the loss.

There are no restrictions on the credit quality of the Fund’s loans and there may not be any such restrictions on the Underlying Funds’ loans. Loans may be deemed to have substantial vulnerability to default in payment of interest and/or principal. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced on loans in which the Fund or Underlying Fund has invested. Certain of the loans in which the Fund or Underlying Fund may invest have large uncertainties or major risk exposures to adverse conditions, and may be considered to be predominantly speculative. Such loans may offer a higher return potential than better quality loans, but involve greater volatility of price and greater risk of loss of income and principal. The market values of certain of these loans also tend to be more sensitive to changes in economic conditions than better quality loans.

Tradeable Debt. The Fund expects to, and the Underlying Funds may, invest in tradeable bank loans or corporate debt, including broadly syndicated loans (“BSLs”) by acquiring them from third parties either in the primary or the secondary market. BSLs are typically originated and structured by banks on behalf of large corporate borrowers. The proceeds of BSLs are often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. BSLs are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs; senior secured loan and high yield bond mutual funds; closed-end funds, hedge funds, banks, and insurance companies; and finance companies. A borrower must comply with various covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the broadly syndicated loan. Investments in BSLs may expose the Fund to different risks, including with respect to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation. Fluctuations in the market price of securities may affect the value of the BSL’s investments and may increase the risks inherent in such investments. The ability to sell the investments in the market may depend on demand, which may be impracticable or impossible in certain market environments. Despite diversification, high concentration may arise in certain markets. Problems may be encountered in the valuation or sale of certain investments, and in some cases, investments may have to be sold below their value. Some investments may involve assets which are exposed to high market, credit and liquidity risks (including the risk of insolvency or bankruptcy of the borrower). Investments may be leveraged at the level of the investment (e.g., by margin borrowing or otherwise). If the capital gains on the investments acquired with leverage are greater than the interest on the loans, the investment’s assets will increase faster than if no leverage had been used. In the event of price falls, this leverage is outweighed by a more rapid decline in the investment’s assets.

The Fund’s Debt Investments May be Highly Leveraged. The issuers of the Fund’s and Underlying Funds’ debt investments may be highly leveraged, increasing their exposure to adverse economic factors such as rising interest rates, reduced cash flows, fluctuations in exchange rates, inflation, downturns in the economy or deterioration in the condition of the Underlying Investment or its industry, which may have adverse consequences to these issuers and to the Fund as an investor. These issuers may be subject to restrictive financial and operating covenants and the leverage may impair these issuers’ ability to finance their future operations and capital needs. As a result, these issuers’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. In addition, leveraged entities or assets are often subject to restrictions on making interest payments and other distributions which could negatively impact the Fund. Further, a leveraged issuer’s income and net assets will tend to increase or decrease at a greater rate than non-leveraged issuer’s income and net assets. If an entity cannot generate adequate cash flow to meet debt obligations, it may default on its loan agreements or be forced into bankruptcy resulting in a restructuring of its capital structure or liquidation of the entity. Furthermore, to the extent an Underlying Investment in which the Fund has invested becomes insolvent, the Fund may determine, in cooperation with other debt holders or on its own, to engage, at the Fund’s expense in whole or in part, counsel and other advisers in connection therewith. Leverage could result in more serious adverse consequences to such companies or assets in the event the foregoing factors or events occur than would be the case for less leveraged investments. To the extent companies or assets in which the Fund has invested become insolvent, the Fund could determine, in cooperation with other investors or on their own, to engage at the Fund’s expense in whole or in part, counsel and other advisors in connection therewith.

Small or Middle-Market Privately Held Companies. The Fund’s and Underlying Funds’ investments may include loans to small, middle market and/or less well-established privately held companies. Investments in small and middle-market companies involve some of the same risks that apply generally to investments in larger, more established companies; however, while smaller private companies may have potential for rapid growth, investments in such private companies pose significantly greater risks than investments in larger private companies and public companies. For example, small and middle-market private companies:

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have reduced access to the capital markets and higher funding costs, resulting in diminished capital resources and the ability to withstand financial distress;

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may have limited financial resources and may be unable to meet their obligations under their debt securities, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of realizing any guarantees that may have obtained in connection with the investment;

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may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

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generally, are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on the Fund or Underlying Fund that has invested in the portfolio company; and

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generally, have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies, as these securities typically are less liquid, traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time. Further, smaller capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations or may have difficulty in repaying any loans.

Lack of Liquidity in Certain Fund Investments. The Fund intends to and the Underlying Funds may invest in certain companies whose securities are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of certain of the Fund’s and Underlying Funds’ investments may make it difficult for the Fund and/or Underlying Funds to sell these investments when desired. In addition, if the Fund or an Underlying Fund is required to liquidate all or a portion of its portfolio quickly, the Fund and/or such Underlying Fund may realize significantly less than the value at which the Fund or Underlying Fund had previously recorded these investments. The reduced liquidity of the Fund’s and Underlying Funds’ investments may make it difficult for the Fund and the Underlying Funds to dispose of them at a favorable price, and, as a result, the Fund may suffer losses.

Underlying Private Funds and BDCs Generally. The Underlying Private Funds and BDCs typically provide greater flexibility than traditional investment funds that are registered under the 1940 Act with respect to the types of securities that may be owned, the types of trading strategies employed, including with respect to transactions with affiliates, and, in some cases, the amount of leverage that can be used. Accordingly, securities of the Underlying Private Funds and BDCs, as well as the underlying companies in which the Underlying Private Funds and BDCs invest, tend to be more illiquid and highly speculative. The Underlying Private Funds and BDCs have complex fee structures, including performance fees, that are broader than what is permitted for registered funds, and Shareholders may pay these fees indirectly by investing in the Fund. Furthermore, the Fund may have challenges in monitoring operations and performance of the Underlying Private Funds and BDCs due to the inability to access information about private fund investments and valuations. The Fund can only value the Underlying Private Funds and BDCs at NAV if permitted by applicable accounting standards.

The Fund may invest in Underlying Private Funds and BDCs that are general or limited partnerships. Partnership units may be less liquid than publicly traded common stock. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification. Additionally, the regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of private investment funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s and/or the Advisor’s legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund and/or the Advisor’s business. There can be no assurances that the Fund or the Advisor will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

Liquidity Mismatch. An Underlying Fund’s liquidity terms may differ from those of the Fund. For example, the Fund may invest in an Underlying Fund that permits voluntary withdrawals. In the event that there are substantial withdrawals or redemptions from an Underlying Fund within a limited period of time, the relevant Fund Manager may find it difficult to adjust its asset allocation and trading strategies. Under such circumstances, in order to provide funds to pay withdrawals or redemptions, the Fund Managers may be required to liquidate positions at an inappropriate time or on unfavorable terms. On an ongoing basis, irrespective of the period over which substantial withdrawals or redemptions occur, it may be more difficult for the relevant Underlying Fund to generate additional profits operating on a smaller asset base and, as a result of liquidating assets to fund withdrawals or redemptions, which may adversely affect the Fund’s investment therein.

Leverage Utilized by the Fund. The Fund may borrow money in connection with its investment activities and to otherwise provide the Fund with liquidity — i.e., the Fund may utilize leverage. Specifically, the Fund may borrow money through a credit facility or other arrangements (such as lines of credit or repurchase agreements) up to the limits of the Asset Coverage Requirement. The Fund may use leverage to fund investments and to manage timing issues in connection with the acquisition of the Fund’s investments (e.g., to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of redemption proceeds from other investments) and to fund quarterly repurchases of the Fund’s outstanding shares. The Fund is expected to enter into a credit agreement for such purposes.

The use of leverage is speculative and involves certain risks. Although leverage will increase the Fund’s investment return if the Fund’s interest in an asset purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, the use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times of a “credit crunch” (meaning periods in which there is a substantial decline in lending activity by financial institutions and in the availability of loans and other forms of credit) or during general market turmoil, such as that experienced during late 2008. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Underlying Investments at inopportune times, which may further depress the returns of the Fund.

The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. A failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If the asset coverage declines to less than 300% (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement. See “Leverage.”

Senior Loans Generally. Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurances that the liquidation of any collateral securing a Senior Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund or Underlying Funds could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s or Underlying Fund’s performance.

Many Senior Loans in which the Fund or Underlying Funds may invest may not be rated by a rating agency, will not be registered with the SEC, or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, the Advisor and Sub-Advisors will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the Senior Loans in which the Fund or Underlying Funds may invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Advisor and Sub-Advisors believe that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Advisor and Sub-Advisors do not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis than upon ratings.

Although any particular senior secured loan often will share many similar features with other loans and obligations of its type, the actual terms of any particular senior secured loan, will have been a matter of negotiation and will thus be unique. Any particular loan or obligation may contain terms that are not standard and that provide less protection to creditors than might be expected, including in respect of covenants, events of default, security or guarantees. The leveraged credit markets and negotiated terms of loans are constantly evolving and the Advisor and/or Sub-Advisors, as applicable, may select Underlying Investments in the secondary market that provide less protection for creditors in the event of a default than is customary or current in the market.

The effect of an economic downturn on default rates and the ability of finance providers to protect their investment in a default situation is uncertain. Furthermore, the holders of senior secured loans are more diverse than ever before, and the increasing diversification of the investor base has also been accompanied by an increase in the use of hedges, swaps and other derivative instruments to protect against or spread the economic risk of defaults. All of these developments may further increase the risk that historical recovery levels will not be realized. The returns on senior secured loans therefore may not adequately reflect the risk of future defaults and the ultimate recovery rates.

No active trading market may exist for some Senior Loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund or Underlying Funds may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund or Underlying Funds could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund or Underlying Funds may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Fund’s or Underlying Funds’ yield may be lower.

When interest rates decline, the value of a fund invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a fund invested in fixed rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of floating rate Senior Loans is substantially less sensitive to changes in market interest rates than fixed rate instruments. As a result, to the extent the Fund or Underlying Funds invest in floating rate Senior Loans, the Fund’s and such Underlying Funds’ portfolio may be less volatile and less sensitive to changes in market interest rates than if the Fund or Underlying Funds invested in fixed rate obligations; however, a considerable rise of the floating rates may push issuers into default positions which could have a substantial negative impact on the Underlying Investment and Fund. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s or Underlying Funds’ NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s NAV.

The Fund or Underlying Funds may purchase and retain in its portfolio Senior Loans where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund or Underlying Fund may determine or be required to accept equity securities or junior fixed income securities in exchange for all or a portion of a Senior Loan.

The Fund or Underlying Funds may purchase Senior Loans on a direct assignment basis. If the Fund or an Underlying Fund purchases a Senior Loan on direct assignment, the Fund or Underlying Fund typically would succeed to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Fund. For example, if such loan is foreclosed, the Fund or Underlying Funds could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. The Fund or Underlying Funds may also purchase, without limitation, participations in Senior Loans. The participation by the Fund or Underlying Funds in a lender’s portion of a Senior Loan typically will result in the Fund or Underlying Funds having a contractual relationship only with such lender, not with the borrower. As a result, the Fund or Underlying Funds may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a borrower and generally are offered by banks or other financial institutions or lending syndicates. may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund or the Underlying Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund or Underlying Fund intends to invest may not be rated by any nationally recognized rating service. Certain loan participations and assignments may be treated by the Fund or Underlying Fund as illiquid.

Covenant-Lite Loans. A significant number of leveraged loans in the market may consist of loans that do not contain financial maintenance covenants (“Covenant-Lite Loans”). Such loans do not require the borrower to maintain debt service or other financial ratios. Ownership of Covenant-Lite Loans by the Fund or Underlying Funds may expose the Fund and Underlying Funds to different risks, including with respect to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation than is the case with loans that also contain financial maintenance covenants. In addition, the lack of such financial covenants may make it more difficult to trigger a default in respect of such loans.

Non-Investment Grade, Below Investment Grade, Unrated and Distressed Securities. The Fund or Underlying Funds may invest in fixed income securities rated investment grade or non-investment grade (commonly referred to as high yield securities or “junk” securities) and may include investments in unrated fixed income securities and debt obligations. Non-investment grade securities are fixed income securities rated below Baa by Moody’s Investors Service, Inc. or below BBB by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc., or if unrated considered by the Advisor, Sub-Advisor or Fund Manager, as applicable, to be equivalent quality. Evaluating credit risk for debt securities involves uncertainty because credit rating agencies throughout the world have different standards, making comparisons across countries difficult. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. Non-investment grade securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. Non-investment grade securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. Non-investment grade securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In the event of a default, an Underlying Fund or the Fund may incur additional expenses to seek recovery. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities

Certain companies to which the Fund or Underlying Funds directly or indirectly have exposure may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. In such a case, the Fund may have a more active participation in the affairs of such issuers than is generally assumed by a debt investor. The characteristics of these companies can cause their credit-related securities to be particularly risky and speculative, and the ability of the companies to pay their debts on schedule could be materially affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. These securities may also present a substantial risk of default. The Fund’s or an Underlying Fund’s investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which the Fund or an Underlying Fund may invest may be non-investment grade (commonly referred to as junk securities), which may result in the Fund or Underlying Fund experiencing greater risks than it would if investing in higher rated instruments and loss of investment.

Collateralized Debt Obligations and Other Structured Products. In addition to the general risks associated with fixed income securities discussed in this Prospectus and the SAI, CDOs and other structured products carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. To the extent the Fund makes equity investments in CDOs, and depending on whether these investments are characterized as debt or equity for U.S. federal income tax purposes, these investments may raise additional U.S. federal income tax issues, including (i) those applicable to debt instruments, as described above, (ii) those applicable to a holder of an equity investment in a non-U.S. corporation, as described below in “Risk—Principal Investment-Related Risks—Non-U.S. Risk,” and (iii) the risk of material entity-level U.S. federal income tax on income of the CDOs or CLOs that is effectively connected with a U.S. trade or business.

The credit quality of CDOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., securities or loans) of CDOs may be subject to prepayments, which would shorten the weighted average maturity and may lower the return of the CDO. If a credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The transaction documents relating to the issuance of CDOs may impose eligibility criteria on the assets of the issuing special purpose entity (“SPE”), restrict the ability of the investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the SPE’s investment manager to maximize returns on the CDOs. In addition, other parties involved in structured products, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CDOs. Furthermore, CDO transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), require that proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CDO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CDOs may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CDOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished. The value of CDO securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on the assets and availability, price and interest rates of the assets. CDOs are limited recourse, may not be paid in full and may be subject to up to 100% loss.

Certain structured products may be thinly traded or have a limited trading market. CLOs, CDOs and credit-linked notes are typically privately offered and sold. As a result, investments in structured products may be characterized by the Fund as illiquid securities. There also may be costs associated with the management of the structured products embedded in the cash flow and return to investors. The risks described above also apply to other structured investment products and structured transactions such as collateralized fund obligations and similar investment vehicles.

Credit Default Swaps. Credit default swap agreements and related instruments, such as credit default swap index products, involve greater risks than if the Fund had taken a position in the reference obligation directly (either by purchasing or selling) since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A buyer generally will also lose its upfront payment or any periodic payments it makes to the seller counterparty and receive no payments from its counterparty should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional amount it pays to the buyer, resulting in a loss of value to the seller. A seller of a credit default swap or similar instrument is exposed to many of the same risks of leverage since, if a credit event occurs, the seller generally will be required to pay the buyer the full notional amount of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Insolvency of Underlying Investments. The Underlying Investments may be subject to various laws enacted for the protection of creditors in the jurisdictions of incorporation of the obligors and, if different, the jurisdictions from which the obligors conduct their business and in which they hold their assets, which may adversely affect such obligors’ abilities to make payment on a full or timely basis. These insolvency considerations will differ depending on the country in which each obligor or its assets is located and may differ depending on the legal status of the obligor. In particular, it should be noted that a number of continental European and emerging market jurisdictions operate “debtor-friendly” insolvency regimes which could result in delays in payments under Underlying Investments where obligations are subject to such regimes, in the event of their insolvency. The different insolvency regimes applicable in the different jurisdictions result in a corresponding variability of recovery rates for loans entered into or issued by obligors in such jurisdictions. When a company seeks relief under the applicable insolvency laws of a particular jurisdiction (or has a petition filed against it), an automatic stay may prevent all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect security interests or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the insolvency filing will generally require the permission of the court or a relevant insolvency officeholder to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so at the discretion of the court or the relevant insolvency officeholder. Thus, even if the Fund holds a secured claim, it may be prevented from enforcing its security and collecting the value of the collateral securing its debt, unless relief from the automatic stay is granted. If relief from the stay is not granted, the Fund may not realize a distribution on account of its secured claim until a distribution (if any) is made to the Fund by the relevant court or insolvency officeholder. Security interests held by creditors are closely scrutinized, may be challenged in insolvency proceedings, and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral, and, because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will be more likely to experience a significant loss of its investment. There can be no assurance that the security interests securing the Fund’s claims will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against the challenge.

Insolvency proceedings are inherently litigious, time consuming, highly complex and driven extensively by facts and circumstances, which can result in challenges in predicting outcomes. Insolvency proceedings may have adverse and permanent effects on a company. For instance, a company may lose its market position and key employees or otherwise become incapable of emerging from insolvency proceedings and restoring itself as a viable entity. Further, if insolvency proceedings result in liquidation, the liquidation value of a company may not equal the liquidation value that was believed to exist at the time of the investment. The administrative costs incurred in connection with insolvency proceedings are frequently high and will be paid out of the debtor’s estate prior to any return to creditors. Certain claims, such as claims for taxes, may in certain jurisdictions have priority by law over the claims of other creditors.

In addition, Underlying Investments located in some jurisdictions may be involved in restructurings, insolvency proceedings and/or reorganizations that are not subject to laws and regulations that are similar to the laws and the rights of creditors afforded in U.S. jurisdictions. To the extent such laws and regulations do not provide the Fund with equivalent rights and privileges necessary to promote and protect its interest in any such proceeding, the Fund’s Underlying Investments in any such Underlying Investment may be adversely affected. For example, insolvency law and process in such other jurisdictions may differ substantially from that in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims.

Legal Finance. Litigating and settling private lawsuits can be a very lengthy and expensive process. Parties to a litigation and/or their counsel are in need of immediate funds for a variety of reasons. The Fund or an Underlying Fund may enter into arrangements with a plaintiff or law firm in order to provide capital to fund litigation in exchange for a portion of the award or settlement. Generally, the recipient of such financing is not obligated to make any payment unless and until litigation proceeds are actually received by the litigant or their counsel. If the matter fails to be resolved, or is resolved adversely to the plaintiff, there is generally no obligation to pay anything and the Fund or Underlying Fund would suffer a complete loss of the capital invested.

Non-U.S. Risk. Certain of the Fund’s Underlying Investments may include assets outside of the United States. Non-U.S. securities or instruments involve certain factors not typically associated with investing in U.S. securities or instruments, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund’s non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between the U.S. and non-U.S. securities markets, including higher rates of inflation, higher transaction costs and potential price volatility in, and relative illiquidity of, some non-U.S. securities markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less governmental supervision and regulation in some countries; (v) certain economic, social and political risks, including potential exchange control regulations and restrictions on non-U.S. investment and repatriation of capital, the risks of political, economic or social instability, including the risk of sovereign defaults, and the possibility of expropriation or confiscatory taxation and adverse economic and political development; (vi) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities or instruments; (vii) differing, and potentially less well developed or well-tested laws regarding creditor’s rights (including the rights of secured parties), corporate governance, fiduciary duties and the protection of investors; (viii) difficulty in enforcing contractual obligations; (ix) difficulty in obtaining or enforcing court judgments abroad; (x) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (xi) reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; (xii) political hostility to investments by foreign or private investment fund investors; and (xiii) less publicly available information. Some non-U.S. securities in which the Fund invests may be less liquid and more volatile than securities of comparable U.S. issuers.

Because the effectiveness of the judicial systems in the countries in which the Fund may invest varies, the Fund (or certain Underlying Investments) may have difficulty in foreclosing or successfully pursuing claims in the courts of such countries, as compared to the United States or other countries. Further, to the extent the Fund or an Underlying Investment may obtain a judgment but is required to seek its enforcement in the courts of one of these countries in which the Fund invests, there can be no assurance that such courts will enforce such judgment. The laws of other countries often lack the sophistication and consistency found in the United States with respect to foreclosure, bankruptcy, corporate reorganization or creditors’ rights.

Additionally, the Fund or Underlying Funds may invest directly or indirectly in foreign companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied regarding the companies may be incomplete, inaccurate and/or significantly delayed. The Fund and the Underlying Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such portfolio companies, which may ultimately have an adverse impact on the NAV of the Fund.

The Fund or Underlying Funds could be negatively impacted by the current hostilities in Eastern Europe, including direct and indirect effects on their operations and financial condition. In the event these hostilities escalate, the impact could be more significant.

The Fund or Underlying Funds may invest directly or indirectly in companies that operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, as a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on Russian sovereign debt and on certain Russian individuals, financial institutions, and others. Sanctions could result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. These sanctions and other types of sanctions, could also impair the Fund’s or Underlying Funds’ ability to meet their investment objectives. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund or Underlying Funds to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact the Fund’s or Underlying Funds’ ability to sell securities or other financial instruments as needed to meet shareholder redemptions. The Fund or an Underlying Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund or an Underlying Fund to dispose of its securities or to determine the value of its net assets.

See the “Risks” section of this Prospectus for a more complete discussion of the risks of investing in the Fund, including risks relating to:

•

Valuation of the Fund’s Private Investments

•

Valuation of the Fund’s Interests in Certain Underlying Funds

•

Valuations Subject to Adjustment

•

Incentive Fee Risk

•

Multiple Levels of Fees and Expenses

•

Active Management Risk

•

Fundamental Investing

•

Underlying Investment Risks Generally

•

Regulation, Regulatory Approvals and Government Licenses

•

Underlying Investment Terms

•

Director Liability

•

Disposition of Underlying Investments

•

Expedited Transactions

•

Debt that Ranks Equally With or Senior To the Fund’s Debt Investments

•

The Fund’s Debt Investments May Be Subordinated to Claims of Other Creditors and Could Subject the Fund to Lender Liability

•

The Fund Generally Will Not Control the Issuers of the Fund’s Debt Investments

•

Collateral Risk

•

Collateral Securing the Fund’s Debt Investments May Not Be Sufficient to Repay the Fund

•

Intercreditor Agreements

•

Inability to Refinance

•

Unsecured Debt Investments

•

Inflation May Adversely Affect the Issuers of the Fund’s Debt Investments

•

Changes to U.S. Tariff and Import/Export Regulations May Adversely Affect Issuers of the Fund’s Debt Investments

•

Defaults by Issuers of the Fund’s Debt Investments

•

Small and Middle Market Companies Generally

•

Privately Held Companies Generally

•

Lack of Funds or Ability to Make Additional Investments in Companies

•

Joint Ventures, Partnerships or Other Special Purpose Vehicles

•

Investment Modification Risk

•

Secondary Investments

•

Continuation Funds and Stapled Secondary Transactions

•

Termination of the Fund’s Interest in an Underlying Private Fund

•

Primary Investments in Underlying Private Funds

•

Secondary Investments in Underlying Private Funds

•

BDCs

•

Securities of Other Investment Companies and Other Pooled Vehicles

•

Commitment Strategy

•

“J-Curve” Performance Risk

•

Co-Investments and Allocation of Investment Opportunities Risk

•

First Lien Senior Secured Loans, Second Lien Loans and Unitranche Debt.

•

Mezzanine Loans

•

Credit Ratings Not a Guarantee of Quality

•

Exchange-Traded Funds

•

Asset-Backed Loans and Securities

•

Trade Claims

•

Mortgage-Backed Loans and Securities

•

Derivatives Generally

•

Total Return Swaps

•

Short Sales

•

Counterparty Credit Standards

•

Pre-Funded Letter of Credit Loans

•

Other Investment Companies

•

Agency RMBS

•

Non-Agency RMBS

•

Stripped MBS

•

Sub-Prime Mortgages

•

Reverse Repurchase Agreements

•

Special Situations and Distressed Investments

•

Lender Liability Considerations and Equitable Subordination

•

Fraudulent Conveyance and Legislative Risks

•

Creditor Committee Risk

•

Real Estate Debt

•

Infrastructure Debt

•

Royalties

•

Insurance-Linked Securities

•

Marketplace Lending

•

Net Asset Value Lending

•

Fixed Income Securities Generally

•

Corporate Bonds

•

U.S. Government Debt Securities

•

Sovereign Governmental and Supranational Debt

•

Delayed Funding Loans and Revolving Credit Facilities

•

Structured Credit Generally

•

Debtor-In-Possession Financings

•

Bank Obligations

•

Equity Securities

•

Convertible Securities

•

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

•

Repurchase Agreements

•

Financial Institutions Risk

•

Geographic Concentration Risks

•

Emerging Markets

•

Brady Bonds

•

Sector Concentration

•

Currency Risk

•

Investments in Non-Voting Stock; Inability to Vote

•

Nature of Borrowers

•

Traditional Preferred Securities

•

Hedging Transactions Risk

•

Aircraft Leasing Risk

•

Mortgage Servicing Rights

•

Money Market Securities

•

Force Majeure Risk

•

Sustainability Risks

Summary of Taxation

The Fund intends to elect to be treated and to qualify annually for taxation as a regulated investment company (“RIC”) under Subchapter M of the Code, which will require the Fund to meet certain requirements related to, among other things, the Fund’s sources of income, diversification of assets and distribution of earnings to Shareholders. Although the Fund intends to meet these requirements, no assurances can be given in this regard.

If for any taxable year the Fund were to fail to qualify as a RIC and certain cure provisions were inapplicable, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to Shareholders, and such distributions would be taxable to the Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits.

Please refer to “Tax Matters” in this Prospectus and “Tax Aspects” in the SAI for more detailed information, which is incorporated herein by reference.

You are urged to consult your tax advisor.

SUMMARY OF FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Fees (fees paid directly from your investment)

	Class F Shares	Class I Shares
Maximum Sales Load imposed on purchases (as a percentage of offering price) (1)	None	None
Maximum Deferred Sales Load (as a percentage of offering price or repurchase proceeds, whichever is lower)	None	None
Dividend Reinvestment Plan Fees (2)	None	None
Maximum Early Repurchase Fee/Redemption Charges	None	None
Repurchase Proceeds Wire Transfer Fee (per wire transfer; deducted directly from account) (3)	$15.00	$15.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of average net assets attributable to Shares)

Management Fee (4)	1.50%	1.50%
Incentive Fee (5)	0.00%	0.00%
Shareholder Servicing Fee (6)	0.00%	0.25%
Interest Payments on Borrowed Funds	0.00%	0.00%
Other Expenses (7)	2.27%	2.27%
Acquired Fund Fees and Expenses (8)	1.32%	1.32%

Total Annual Fund Operating Expenses	5.09%	5.34%
Fee Waivers and/or Expense Reimbursement (9)	1.42%	1.42%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	3.67%	3.92%

(1)

While neither the Fund nor the Distributor (as defined below) imposes a sales load on Class F Shares or Class I Shares, if you buy Shares through certain selling agents or other financial intermediaries, they may directly charge you a transaction fee in such amount as they may determine. Any such fees will be in addition to your investment in the Fund and not deducted therefrom. Investors should consult with their selling agents or other financial intermediaries about any transaction or other fees their selling agents or other financial intermediaries might impose on each class of shares. See “Plan of Distribution.”

(2)

The Transfer Agent’s (as defined below) fees for the handling of the reinvestment of dividends and distributions under the Reinvestment Plan (as defined below) will be paid by the Fund. Any fees attributable to the Reinvestment Plan are included in the estimate of “Other Expenses.”

(3)

Shareholders of the Fund (“Shareholders”) who choose to participate in repurchase offers by the Fund will not incur a repurchase fee. However, if Shareholders request repurchase proceeds to be paid by wire transfer, such Shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by the Fund’s Transfer Agent (as defined below), which is currently $15.

(4)

Russell Investments Credit Adviser, LLC, the Fund’s investment adviser (“RICA” or “Advisor”) will receive an annual fee, payable monthly, in an amount equal to 1.50% of the average daily value of the Fund’s net assets (the “Management Fee”).

(5)

The Fund anticipates that it may have income on RICA Co-Investments (as defined below) that could result in the payment of an incentive fee (“Incentive Fee”) to the Advisor during certain periods. The Incentive Fee is based on the Fund’s income from RICA Co-Investments and will not be paid unless the Fund achieves certain income targets. The Incentive Fee is calculated and payable quarterly in arrears in an amount equal to 10% of the Fund’s “pre-incentive fee net investment income” attributable to RICA Co-Investments for the immediately preceding fiscal quarter (“Pre-Incentive Fee Net Investment Income”). Pre-Incentive Fee Net Investment Income includes only income earned on the RICA Co-Investments and does not include income earned on any of the Fund’s other Co-Investments (as defined below) or other Underlying Investments (as defined below), including Underlying Private Funds (as defined below). The Incentive Fee is subject to a hurdle rate, expressed as a rate of return on the average daily net asset value of RICA Co-Investment assets for the period, equal to 1.50% per quarter (or an annualized hurdle rate of 6.0%), subject to a “catch-up” feature, and allocated to each class of the Fund’s Shares based on the average daily net asset value of each class of the Fund’s Shares. The Fund expects the Incentive Fee to increase to the extent the Fund earns greater income on its RICA Co-Investments. See “Management of the Fund – Advisory Agreement – Incentive Fees” for a full explanation of how the Incentive Fee is calculated.

(6)

The Fund has adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) under which Class I Shares of the Fund pay a shareholder servicing fee. The shareholder servicing fee that Class I Shares will pay under the Shareholder Servicing Plan (calculated as a percentage of the Fund’s average daily net assets attributable to each of the Class I Shares) will be up to 0.25%. See “Plan of Distribution – Class I Shares.”

(7)	Other Expenses are based on estimated amounts for the first twelve months of operations.

(8)

Shareholders indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Underlying Funds (as defined below). Shareholders may also indirectly bear a portion of the expenses of special purpose vehicles through which the Fund may hold certain of its investments.

The “Acquired Fund Fees and Expenses” disclosed above are based on estimated amounts for the Fund’s first twelve months of operations.

If available, an acquired fund’s total annual operating expense ratio used to calculate the “Acquired Fund Fees and Expenses” disclosed above is based on historic fees and expenses for each acquired fund’s most recent fiscal period as disclosed in its most recent shareholder report.

If an Underlying Private Fund’s total annual operating expense ratio is not included in its most recent shareholder report or the Underlying Private Fund is a newly formed fund that has not provided a shareholder report, then its total annual operating expense ratio for its most recent fiscal period is the ratio disclosed in the most recent communication from the Underlying Private Fund to the Advisor. If an Underlying Private Fund has no operating history, its fees and expenses used to calculate the “Acquired Fund Fees and Expenses” disclosed above include only the fees payable to its investment adviser (or affiliates) as stated in the Underlying Private Fund’s offering memorandum or other similar communication without giving effect to any performance component.

If an Underlying Regulated Fund’s total annual operating expense ratio is not included in its most recent shareholder report or the Underlying Regulated Fund is a newly formed fund that has not provided a shareholder report, then its total annual operating expense ratio used to calculate the “Acquired Fund Fees and Expenses” disclosed above is based on the information included in its registration statement or, with respect to BDCs, in its offering memorandum or other similar communication.

Future “Acquired Funds Fees and Expenses” may be substantially higher or lower, including because certain fees of the Underlying Private Funds and BDCs are based on the performance of the Underlying Private Funds and BDCs, which will fluctuate over time, and borrowing expenses of the Underlying Private Funds and BDCs may also fluctuate over time depending on the amount of leverage they use. These Underlying Private Funds may have total annual operating expense ratios in the future that are higher than the fees payable to their investment advisers as well as potentially fees that are based on the performance of such Underlying Private Fund.

Generally, asset-based fees payable in connection with Underlying Private Fund investments will typically range from 0.75 to 2.00% (annualized), which may be charged on invested capital, net asset value, the commitment amount of the Fund’s investment, or some hybrid thereof, and performance or incentive fees or allocations are typically 10-20% of an Underlying Private Fund’s realized returns or net profits annually. Such performance or incentive fees or allocations typically are subject to the Underlying Private Fund achieving a return above a specified hurdle rate.

If applicable, the “Acquired Fund Fees and Expenses” disclosed above do not reflect any performance-based fees or allocations paid by the Underlying Private Funds or BDCs that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in kind. This type of performance fee is typically paid by a private equity fund upon liquidation of the fund or when a fund has terminated an investment and distributed the proceeds or the appreciated assets to investors and in these circumstances, such performance fees associated with a particular period may be unrelated to the cost of investing in the Underlying Private Funds or BDCs.

(9)

The Advisor has contractually agreed to waive for the six-month period beginning after the Fund’s commencement of operations the portion, if any, of the net Management Fee that remains after application of the Expense Limit (defined below) set forth in the Expense Agreement (defined below) to the extent that such net Management Fee exceeds the Sub-Advisory Fees (defined below) that the Advisor is required to pay for that six-month period. This waiver may not be terminated during the relevant period except with approval by the Fund’s board of trustees (“Board” or “Board of Trustees”) and any such waiver of the net Management Fee will not be subject to recoupment by the Advisor.

Until July 31, 2027, and pursuant to a written agreement between the Fund and the Advisor (the “Expense Agreement”), the Advisor has contractually agreed to waive up to the full amount of its Management Fee and then to reimburse the Fund for certain other direct Fund-level expenses (“Covered Direct Fund-Level Expenses”) to the extent that those Covered Direct Fund-Level Expenses exceed 1.80% of the average daily net assets of the Fund on an annual basis (the “Expense Limit”). This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Covered Direct Fund-Level Expenses do not include (i) interest on borrowed funds or any and all fees related to lines of credit (including but not limited to commitment fees and legal fees incurred with respect to the Fund entering into or renewing a line of credit); (ii) any distribution and/or shareholder services fees; (iii) acquired fund fees and expenses (including any and all fees and expenses of special purpose vehicles in which the Fund invests); (iv) any incentive fee; (v) all investment-related fees and expenses related to investments or potential investments the Advisor or a Sub-Advisor (as defined below) enters into or considers on behalf of the Fund (including but not limited to any and all fees and expenses related to the Fund’s investments or potential investments in Co-Investments (as defined below), such as fees related to the origination, sourcing, acquisition, servicing, identification, due diligence or disposition of potential co-investments, and legal fees associated with Co-Investments); (vi) all fees and expenses incurred by and allocated to the Fund by a Sub-Advisor (as defined below) (including but not limited to any and all investment-related fees and expenses) in accordance with the terms of its Sub-Advisory Agreement; (vii) dividend and interest expenses related to short sales; (viii) taxes; (ix) any and all contingency fees paid to vendors out of amounts received by the Fund (for example, contingency fees paid to vendors for foreign tax reclaims and contingency fees paid to vendors for certain securities litigation recoveries); and (x) infrequent and/or unusual expenses (including litigation expenses).

Subject to the terms of the Expense Agreement, the Covered Direct Fund-Level Expenses borne by the Advisor pursuant to the Expense Agreement, including organizational and offering costs of the Fund borne by the Advisor prior to the date of the Expense Agreement, are subject to recoupment by the Advisor up to three years from the date of such waiver or reimbursement. The Fund will carry forward any waivers and/or reimbursements of fees and expenses in excess of the Expense Limit for a period not to exceed three years from the date on which such fees and expenses were waived or reimbursed by the Advisor and reimburse the Advisor such amount as promptly as possible, on a monthly basis, even if such reimbursement occurs after the termination of the Expense Agreement, provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the Advisor’s waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of the Advisor’s recoupment after giving effect to the Fund’s reimbursement.

Example

As required by relevant Securities and Exchange Commission (“SEC”) regulations, the following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in Shares. In calculating the following expense amounts, the Fund has assumed its direct and indirect annual expenses would remain at the percentage levels set forth in the table above, and that the Expense Agreement is only in effect until July 31, 2027. Thus, the Fee Waivers and/or Expense Reimbursement set out in the table above is reflected in the example through such date.

An investor would pay the following expenses on a $1,000 investment in the Shares, assuming a 5.0% annual return:

	1 Year	3 Years
Class F Shares	$37	$119
Class I Shares	$39	$126

Shareholders who choose to participate in repurchase offers by the Fund will not incur a repurchase fee. However, if Shareholders request repurchase proceeds to be paid by wire transfer, such Shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by the Transfer Agent (as defined below), which is currently $15.

The purpose of the above tables is to help a holder of Shares understand the fees and expenses that such holder would bear directly or indirectly.

The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. In addition to the fees and expenses described above, you may also be required to pay brokerage commissions or other transaction fees on the purchase of Shares, which are not reflected in the example.

THE FUND

The Russell Investments Strategic Credit Fund (the “Fund”) is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund is structured as an interval fund and continuously offers shares of the Fund (“Shares”).

The Fund is organized as a Delaware statutory trust pursuant to a Certificate of Trust, governed by the laws of the State of Delaware. The Fund’s principal office is located at 401 Union Street, 18th Floor, Seattle, Washington 98101, and its telephone number is (800) 787-7354.

The Fund’s investment adviser is Russell Investments Credit Adviser, LLC (“RICA” or “Advisor”). RICA provides or oversees all investment advisory and portfolio management services for the Fund.

The Advisor, located at 401 Union Street, 18th Floor, Seattle, Washington 98101, is a wholly-owned subsidiary of Russell Investment Management, LLC (“RIM”). The Advisor is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) indirectly hold a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) indirectly hold a significant minority ownership interest in the Advisor and its affiliates (“Russell Investments”). Certain of Russell Investments’ employees and Hamilton Lane Advisors, LLC also hold minority, non-controlling positions in Russell Investments Group, Ltd. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies.

The Fund’s sub-advisors are TCW Investment Management Company LLC and Partners Group (USA) Inc. (respectively, “TCW” and “Partners Group (USA),” each, a “Sub-Advisor” and collectively, the “Sub-Advisors”). Each Sub-Advisor is registered as an investment adviser with the SEC under the Advisers Act.

TCW, located at 515 South Flower Street, Los Angeles, California 90071, is a wholly-owned subsidiary of TCW Group, Inc., a Nevada corporation (“TCW Group”). The Carlyle Group, LP, a global alternative asset manager organized under the laws of Delaware, may be deemed to be a control person of TCW by reason of its control of certain investment funds that indirectly hold a controlling interest in the voting stock of TCW Group. In addition, TCW Group’s management and employees as a group may be deemed to be a control person of TCW by reason of their collective ownership of equity in TCW Group. Nippon Life Insurance Company, a mutual insurance company organized under the laws of Japan, holds a non-controlling minority equity interest in TCW. TCW Group generally conducts its business through its subsidiaries. TCW Group’s material direct and indirect subsidiaries include the following investment advisers registered under the Advisers Act: TCW, TCW Asset Management Company LLC, TCW Asset Backed Finance Management Company LLC, Metropolitan West Asset Management, LLC and TCW PT Management LLC. TCW Group was founded in 1971 and based in Los Angeles, California. TCW Group manages a broad range of actively managed investment products designed to enhance and protect clients’ wealth. TCW Group’s clients include many of the largest corporate and public pension plans, financial institutions, insurance companies, endowments and foundations in the United States, as well as a substantial number of international entities including central banks, sovereign wealth funds and private banks. As of December 31, 2025, TCW Group had approximately $206 billion in assets under management.

Partners Group (USA), located at 1114 Avenue of the Americas, 37th Floor, New York, NY 10036, is a wholly-owned subsidiary of Partners Group Holding AG and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding AG and a global private markets investment manager (Partners Group (USA) and its affiliates, collectively, “Partners Group”). Partners Group Holding AG is listed on the SIX Swiss Exchange (ticker: PGHN) and has a public market capitalization of approximately 27.6 billion Swiss Francs (approximately 34.6 billion U.S. Dollars) as of June 30, 2025. Partners Group began investing in private debt in 1999, making its first direct mezzanine investment in 2003 and, as of June 30, 2025, manages over $38.4 billion (U.S. Dollars) in private debt globally.

Pursuant to a discretionary sub-advisory contract between the Advisor, as a fiduciary for the Fund, and each Sub-Advisor (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”), each of which has been approved by the Board, the Sub-Advisors have discretionary asset management assignments pursuant to which the Advisor intends to allocate to the Sub-Advisor a portion of Fund assets to manage directly, subject to oversight by the Advisor. The Advisor provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Advisor oversees and evaluates the performance results of the Sub-Advisors.

The Advisor does not evaluate the investment merits of any decision or recommendation by a Sub-Advisor to purchase, hold, or sell a security or other instrument for the Fund.

The Management Fee paid to the Advisor will be paid out of the Fund’s assets and the Sub-Advisory Fees (defined below) will be paid out of the Management Fee.

USE OF PROCEEDS

The Fund invests the net proceeds of the continuous offering of Shares on an ongoing basis in accordance with the Fund’s investment objectives and policies as stated below. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objectives and policies within approximately three months after receipt of the proceeds, depending on the amount and timing of the proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objectives and policies. For example, while it is expected that at least 80% of the Fund’s net assets will be allocated to Credit Assets under normal circumstances, there may be limited availability of private credit investments, including directly through Co-Investments and indirectly through Underlying Private Funds (each as defined below), during the three-month period after the Fund’s receipt of proceeds. Pending the investment of the proceeds pursuant to the Fund’s investment objectives and policies, the Fund may invest a portion of the proceeds, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents. In addition, and subject to applicable law, the Fund may hold a portion of the proceeds in cash or cash equivalents to meet operational needs. So as to minimize the impact of cash or cash equivalents on return while providing the necessary liquidity to support the Fund’s investment strategies and potential Share repurchases, the Fund intends to invest its cash or cash equivalents in securities and vehicles that are intended to provide an investment return while offering better liquidity than typical private markets investments, including fixed income, equities and public and private vehicles that derive their investment returns from money market, fixed income and/or equity securities. The Fund may also invest its cash holdings in the U.S. Cash Management Fund, an unregistered fund advised by RIM, an affiliate of the Advisor, whose investment objective is to seek to preserve principal and provide liquidity and current income. RIM has contractually and permanently waived its 0.05% advisory fee with respect to cash invested in the U.S. Cash Management Fund and is not permitted to re-institute its advisory fee or recoup its waived fees. The Fund may be prevented from achieving its investment objectives during any time in which the Fund’s assets are not substantially invested in accordance with its policies.

THE FUND’S STRUCTURE

The Fund has been organized as a continuously offered, non-diversified closed-end management investment company that is operated as an interval fund. Closed-end funds differ from registered open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to holders of Shares (“Shareholders”), the Fund is structured as an interval fund and conducts quarterly repurchase offers for a limited amount of the Fund’s Shares. The Fund currently intends to offer to repurchase 5% of the Fund’s Shares in its quarterly repurchase offers.

The Fund’s net asset value (“NAV”) per Share may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Fund, except through repurchases conducted through the share repurchase program, no matter how the Fund performs. Investors may purchase Shares of the Fund daily based upon the Fund’s daily NAV per Share. The Fund intends to offer Shares without limiting the number of investors that can participate in its investment program.

INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES

Investment Objectives. The Fund’s investment objectives are to seek to provide total return and, as a secondary objective, current income.

There can be no assurances that the Fund’s investment objectives will be achieved or that the Fund’s investment program will be successful. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s investment objectives may be changed by the Board without prior Shareholder approval.

Investment Policies. The Fund has a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes in Credit Assets (as defined below). The Fund may change this 80% policy without Shareholder approval upon at least 60 days’ prior written notice to Shareholders.

For purposes of this 80% policy, “Credit Assets” includes: (1) direct lending investments (including directly or indirectly originated senior secured loans and other types of loans), asset-backed loans and tradeable debt (such as tradeable bank loans, U.S. government debt and corporate debt, including broadly syndicated loans), (2) general or limited partnerships, funds, corporations, or other investment vehicles that each invests at least a majority of its assets in private or public loans, credit securities and other credit-related instruments (collectively, the “Underlying Funds”), including (a) open-end mutual funds, interval funds and exchange-traded funds registered under the 1940 Act (collectively, “Underlying Registered Funds”), (b) business development companies (“BDCs,” and with the Underlying Registered Funds, “Underlying Regulated Funds”), and (c) investment vehicles that are exempt from registration under the 1940 Act and the Securities Act of 1933 (“Underlying Private Funds”), including through direct investments in Underlying Private Funds or through secondary acquisitions of interests in the Underlying Private Funds through the purchase of an existing investor’s interest in the Underlying Private Fund, (3) credit default swaps (“CDS”) and (4) and other lending activities (such as marketplace lending and net asset value lending), credit securities (such as asset-backed, mortgage-backed or distressed securities) and credit-related instruments (such as structured credit notes and collateralized loan obligation instruments) in which the Fund may directly or indirectly invest.

Unless otherwise stated in this prospectus (“Prospectus”) or in the Statement of Additional Information (“SAI”), the Fund’s investment policies are non-fundamental policies and may be changed without Shareholder approval. Unless otherwise expressly stated in this Prospectus or the SAI, or otherwise required by applicable law, all percentage limitations stated in this Prospectus apply only at the time of investment and subsequent changes in percentage (including changes resulting from the Fund having a smaller base of assets after a repurchase offer) will not result in the Fund being required to dispose of any portfolio security.

Advisor and Sub-Advisor Investment Processes

RICA’s Investment Process.

The Advisor determines the percentage of the Fund’s portfolio that will be allocated to the Sub-Advisors and selects the Fund’s investments for the balance of the portfolio based on the Advisor’s open-architecture investment process, which consists of investment diligence, portfolio construction and management, and investment governance. The Advisor’s investment decision-making process is team-based and revolves around the interaction between the Advisor’s portfolio managers, analysts and strategists, within a broader investment governance framework.

The Advisor’s diligence process includes investment research on the Underlying Funds, the Fund Managers and the Sub-Advisors. The research process is based on objective face-to-face interviews supported by quantitative analysis, including evaluations of the Fund Managers’ and Sub-Advisors’ organization, people, and investment processes and the Underlying Funds’ performance and investment profile. The Advisor’s research analysts generally seek to identify Underlying Funds and Fund Managers that they believe will be able to outperform the market in their given area of expertise. The Advisor’s diligence process also includes operational due diligence (“ODD”) on the Sub-Advisors, Fund Managers (except for Fund Managers for the Underlying Registered Funds) and Underlying Funds (except for the Underlying Registered Funds), which is an assessment of the Sub-Advisors’, such Fund Managers’ and such Underlying Funds’ business, operational and/or compliance risks.

The Advisor’s portfolio managers have ultimate accountability for the allocation in the Fund and investment selection with respect to the portion of the Fund’s portfolio that is not allocated to the Sub-Advisors. In the portfolio construction and management process, the portfolio managers work closely with the manager research and ODD teams to arrive at investment decisions. The Advisor’s investment governance committees review and approve decisions by the Advisor’s portfolio managers regarding new investments, liquidation of investments and significant changes in investment allocations. The Advisor provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Advisor oversees and evaluates the performance results of the Sub-Advisors. The Advisor does not evaluate the investment merits of any decision or recommendation by a Sub-Advisor to purchase, hold, or sell a security or other instrument for the Fund.

A key investment philosophy of the Advisor with respect to the Underlying Funds is to evaluate potential investments in them in the context of, among other considerations, a Fund Manager’s capabilities and its opinion of the current and forward-looking market opportunity. With respect to a Secondary Investment in an Underlying Private Fund, the Advisor also considers the acquisition price. The screening criteria the Advisor uses may include, but are not limited to, the capabilities and experience of a Fund Manager’s broader platform, investment team depth and perceived quality, proposed investment strategy, risk management approach, historical track record, investment terms, and market references. The Advisor may also review a range of underlying transactions (case studies) to evaluate a Fund Manager’s credit underwriting, deal flow quality (meaning the investment quality of the range of opportunities that the Fund Manager is able to source and evaluate), risk tolerance, among other factors.

TCW’s Investment Process.

TCW will primarily source investments through the following channels:

•	Direct origination with borrowers that have reached substantial scale. TCW intends to leverage its and its affiliates’ existing direct relationship with hundreds of current and legacy issuers of securitization (e.g., scaled borrowers), many of whom TCW expects to value private, bi-lateral financing solutions alongside their publicly traded securitization issuance. TCW intends to capitalize on opportunities that provide flexible financing solutions across the capital structure, from senior asset-backed lending to whole loan purchases.

•	Direct origination with earlier stage borrowers. TCW intends to source certain investments from earlier stage lending platforms across consumer, mortgage, and commercial assets that value long-term, scaled financing partnerships. TCW intends to leverage its and its’ affiliates scaled, flexible capital base to source such investments.

•	Intermediaries, Advisors, and Investment Banks. TCW intends to source certain investments through TCW’s and its affiliates’ relationships with a broad global network of investment banks, financial intermediaries, and advisors.

•	Organic Network of Senior Leadership. TCW intends to source certain investments through TCW’s senior portfolio management team, who have years of experience investing across public and private credit and securitized products across the capital structure.

TCW intends to implement a cycle-tested process for underwriting investment opportunities. Once an investment has passed TCW’s initial screening for suitability, TCW diligences three primary and related components: asset value, originator/sponsor quality, and structural considerations:

•	Asset Value. TCW assesses loss adjusted yield for the portfolio under economic environments that TCW views as typical, as well as potential of the portfolio to change across a wide array of economic environments. TCW typically assesses the amount the originator is earning for each loan and the quantity of that amount that is pledged to the bankruptcy remote vehicle that the Fund is lending against. TCW typically assesses expected performance aligning with historical performance of the asset class and related asset types.

•	Originator/Sponsor Considerations. TCW typically conducts originator performance evaluations to assess an originator’s credit risk retention. TCW typically also assesses a prospective originator’s management experience, business funding, effectiveness of servicing and ease of transferability of an investment in a distress scenario (e.g., a scenario in which an issuer is experiencing insolvency, is otherwise unable to meet its debts as they come due, or is at substantial risk of the foregoing).

•	Structural Considerations. TCW typically assesses a range of structural considerations relevant to a prospective investment, including its loan-to-value ratio (e.g., the ratio of the amount of the loan to the overall value of the investment), the level of excess spread (e.g., the surplus cashflow produced by the investment in excess of required payments under the loan) that can be utilized if performance deteriorates, the existence of additional corporate cashflows that can collateralize the Fund’s investment and the prospective investment’s rating, duration, or certainty of cashflow.

Partners Group (USA)’s Investment Process.

The principal elements of Partners Group (USA)’s execution of its investment strategy under normal market conditions and after the initial ramp-up period of the Fund include: (i) allocating assets across various sectors of the private credit market; (ii) proprietary sourcing of investment opportunities; (iii) selecting investments that are believed to offer superior relative value; and (iv) seeking to manage risk through ongoing monitoring of the portfolio. Partners Group (USA)’s investment process for the Fund will under normal market conditions and after the initial ramp-up period of the Fund include:

•	Portfolio Planning. Partners Group (USA)’s investment process begins with portfolio planning, which is designed to provide a framework for long-term diversification across various dimensions of the private credit market, such as issuers, industries, geographic markets, security types, maturity dates and seniority.

•	Relative Value Analysis. The second step of Partners Group (USA)’s investment process is to analyze changing market conditions and their effect on the relative attractiveness of different segments within the overall private credit market. This relative value analysis is based on general economic developments, such as business cycles, credit spreads, interest rates, IPO opportunities, deregulation, and changes in tax or securities law. In addition, variables specific to particular industry sectors and the overall private credit market are typically evaluated. Based on the outcome of this review, Partners Group (USA) will attempt to identify the market segments that it believes offer the most attractive investment opportunities at the relevant time.

Partners Group (USA)’s relative value analysis is intended to serve as a guide for tactical capital allocation decisions within the framework of the portfolio plan. Due to the long-term nature and illiquidity of private credit investments, it is generally not practical to dramatically re-allocate a portfolio over a short period of time. Accordingly, the actual allocation of investments may deviate significantly from the general relative value views of Partners Group (USA) at a particular point in time.

•

Investment Selection. Partners Group (USA) will seek to focus on investing in senior secured assets and other high quality credit instruments. Opportunities are typically sourced through a network of existing relationships with private equity sponsors, private lenders, intermediaries, and other investors, and then individually evaluated by and Partners Group (USA) and its affiliates’ investment professionals using a structured selection process. As investment opportunities are analyzed, investment professionals seek to evaluate them in relation to historical benchmarks, current information from Partners Group (USA) and its affiliates’ existing private credit portfolios, and against each other. Partners Group (USA) may seek direct private credit investments up and down the capital structure, namely, first lien, second lien, unitranche, subordinated and mezzanine, investments made across all strategies (corporate credit, high yield and opportunistic/distressed) and across all major geographic regions and sectors as well as more liquid credit investments including senior syndicated secured first lien loans and, to a smaller extent, second lien syndicated loans.

Partners Group (USA)’s due diligence and selection of investments includes a five-step process to source, evaluate, select and monitor investments for the Fund. Partners Group (USA)’s investment professionals are involved throughout the process and draw on the investment resources and insight available through Partners Group (USA)’s affiliates, who employ approximately 2,000 people across a worldwide network of offices. Partners Group’s investment committee (“PG Investment Committee”) is responsible for the portfolio plan and final investment decisions.

•	Investment Generation. Partners Group (USA) typically identifies prospective investments from multiple sources, the most important of which is a network of relationships across the private equity and private credit industries, built through the investment activities of its affiliated companies.

•	Pre-Selection. The initial screening process for investment opportunities is typically based on a confidential information memorandum, lender presentation and/or an introductory meeting. For opportunities that pass Partners Group (USA)’s and its affiliates’ minimum requirements, a due diligence investment team is assigned to evaluate the opportunity in detail.

•	Due Diligence. The due diligence process involves an analysis of various aspects of each opportunity, including both qualitative and quantitative assessments. Various proprietary tools and databases are used to better understand market trends, potential return scenarios and/or the historical or anticipated sources of value creation for an investment. Evaluations are generally based on information such as industry dynamics, competitive positioning, financial analysis, comparable analysis, sensitivity analysis, interviews with key personnel, on-site visits, reference calls, third-party consultant reports and/or track record analysis. The PG Investment Committee reviews the conclusions of the due diligence analysis and may decline the opportunity, request additional information, or approve subject to tax and legal due diligence.

•	Tax and Legal Assessment. In conjunction with the commercial due diligence process, the tax treatment and legal terms of the investment are considered. Based on this analysis and the findings of external professional advisers, Partners Group (USA) and/or its affiliates’ internal legal and investment teams seek to negotiate the terms and conditions of the investment. After resolving all open issues and negotiating terms, a final “investment recommendation” is prepared and presented to the PG Investment Committee, which finally approves or declines the investment.

•	Portfolio Monitoring. Post-investment, Partners Group (USA) and its affiliates seek to monitor the Fund’s portfolio through regular interaction with the companies and managers represented in the portfolio. This interaction facilitates on-going portfolio analysis and a proactive approach to addressing any new opportunities or issues that may arise.

Principal Investment Strategies

The Fund intends to invest primarily in (1) direct lending investments (including directly or indirectly originated senior secured loans and other types of loans), asset-backed loans and tradeable debt (such as tradeable bank loans, U.S. government debt and corporate debt, including broadly syndicated loans), (2) Underlying Funds and (3) CDS.

Certain of the Fund’s investments in Credit Assets will be co-investments alongside other registered or unregistered funds and accounts managed by RICA, the Sub-Advisors or their respective affiliates (“Co-Investments”).

The Underlying Funds are managed by investment managers (“Fund Managers”). The Fund may make primary investments in the Underlying Private Funds (“Primary Investments”) or make secondary acquisitions of interests in the Underlying Private Funds through the purchase of an existing investor’s interest in the Underlying Private Fund (“Secondary Investments”).

The Fund may invest in credit instruments of any credit quality, duration, or maturity and may invest significantly in securities rated below investment grade, i.e., at the time of purchase, securities that are rated Ba1 or below by Moody’s Investors Service, Inc. or BB+ or below by S&P or Fitch or are comparably rated by another NRSRO or, if unrated, determined by the Advisor or a Sub-Advisor to be of comparable quality. Investments rated below investment grade (or similar quality if unrated) are commonly known as high-yielding, high risk investments or as “junk” investments. The Fund may invest in any level of the capital structure of an issuer, including the equity or “first loss” tranche.

The Fund may invest, without limit, in instruments that are illiquid. The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

The Fund may invest globally without restriction. The Fund may make investments in non-U.S. entities, including, amongst others, entities domiciled or located in the United Kingdom, Europe, and Australia. The Fund reserves the right to purchase securities that are foreign currency denominated. The Fund may invest in any category of Underlying Funds, including regulated and unregulated funds and leveraged and unleveraged funds, in each case as may be established in Organization for Economic Co-operation and Development (“OECD”), a group of nations which are believed to have generally harmonized and stable policies in areas relevant to lending and credit, or non-OECD jurisdictions.

The Fund is a non-diversified fund within the meaning of the 1940 Act and the Advisor does not, and does not expect to, maintain any fixed guidelines for diversifying the Fund’s assets amongst Underlying Funds, issuers, industries, countries or strategies. However, the Fund intends to invest in, and to maintain a portfolio of, a diverse and broad range of Credit Assets across multiple credit sectors and employ multiple strategies. The Fund is not required to invest in each sector or employ each strategy at all times, and its investment in each sector and employment of each strategy may vary over time.

The exact percentage of the Fund’s investment in Underlying Funds may vary over time and there is no express limit on the amount of Fund assets that may be invested in Underlying Funds. It is possible that the Fund’s investments in Underlying Funds may exceed 90% of the Fund’s net assets at times, including due to, among other factors, the Fund selling its more liquid investments in connection with, or having a smaller base of assets after, a repurchase offer; the Fund nearing liquidation; Fund outflows of cash from time to time; and changes in the valuation of the Underlying Funds. As the value of the Fund’s net assets not invested in Underlying Funds increases, the Fund may invest additional assets in the Underlying Funds. As the value of the Fund’s net assets invested in Underlying Funds decreases, the Fund may also invest additional assets in Underlying Funds.

The Advisor and Sub-Advisors, in their sole and absolute discretion, reserve the right to invest the Fund’s assets in the manner they deem most appropriate to achieve the Fund’s investment objectives in light of existing market and economic conditions. The Advisor provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Advisor oversees and evaluates the performance results of the Sub-Advisors. The Advisor does not evaluate the investment merits of any decision or recommendation by a Sub-Advisor to purchase, hold, or sell a security or other instrument for the Fund.

Direct Lending Investments. The Fund, including through Co-Investments, and/or the Underlying Funds may invest in direct lending investments by directly or indirectly originating senior secured loans and other types of loans to private middle market or other entities, purchasing or investing in senior secured loans and other types of loans, or purchasing or investing in loans or other investments from or with asset managers and financial institutions that specialize in direct loan originations. The Fund’s direct investments will include senior secured loans, which will typically pay interest composed of base rates (including the Secured Overnight Financing Rate (“SOFR”), the Euro Interbank Offered Rate (“EURIBOR”), the Daily Sterling Overnight Index Average (“SONIA”), and the Canadian Overnight Repo Rate Average (“CORRA”) and other indices), plus a margin. The Fund also expects to invest in senior secured broadly syndicated loans by acquiring them from third parties either in the primary or the secondary market. Senior secured loans represent the most senior tranche in the capital structure of the relevant borrowers and often have lien security over the assets of the borrowers.

In addition, the Fund’s direct lending investments may include second lien loans, mezzanine loans, subordinated loans, asset-backed loans, structured credit, structurally subordinated investments, preferred securities and equity participation instruments, which may appear attractive on a relative value basis or to capitalize on potential mispricing in moments of market dislocations. The Fund may also invest in the junior-most equity tranche or subordinate notes or other residual tranche of securities issued by an issuer of a structured product such as a collateralized loan obligation (a “CLO”) (i.e., the tranche whose rights to payment are not senior to any other tranche and which does not receive a credit rating).

The Advisor and/or Sub-Advisors will work with a variety of investment partners to source direct loans. The Fund’s direct lending investments may include secured debt (including first lien senior secured, unitranche and second lien debt), unsecured debt (including senior unsecured and subordinated debt) or preferred stock (typically with a stated dividend rate). First lien senior secured debt has first claim to any underlying collateral of a loan, second lien debt is subordinated in payment and/or lower in lien priority to first lien holders, and unitranche loans are generally first lien senior secured loans where the obligor does not incur any other secured financing (sometimes referred to as “stretch senior” loans) and combine both senior and subordinated debt into one tranche of debt, generally in a first lien position. In connection with a direct loan, the Fund may invest in warrants or other equity securities of borrowers and may receive non-cash income features, including payment-in-kind (“PIK”) interest and OID. The Fund may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities, to the extent permitted by law.

Tradeable Debt. The Fund or Underlying Funds may invest in tradeable debt securities and instruments, such as tradeable bank loans, U.S. government debt and corporate debt. The Fund’s tradeable debt investments may include:

•	Broadly Syndicated Loans. The Fund may invest in senior secured broadly syndicated loans by acquiring them from third parties either in the primary or the secondary market (“BSLs”). BSLs are typically originated and structured by banks on behalf of large corporate borrowers. The proceeds of BSLs are often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. BSLs are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs; senior secured loan and high yield bond mutual funds; closed-end funds, hedge funds, banks, and insurance companies; and finance companies. A borrower must comply with various covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the broadly syndicated loan. Investments may be leveraged at the level of the investment (e.g., by margin borrowing or otherwise).

•	Public Debt. The Fund may hold publicly registered debt securities, which may be secured or unsecured. Such debt will primarily consist of high yield bonds, which are non-investment grade bonds that typically offer higher yields but come with limited protective covenant packages.

•	Securitized Products. The Fund may invest in securitized products (“Securitized Products”), including tradable assets to satisfy Fund-level liquidity needs and to seek to generate excess return. Securitized Products represent the tradable version of the Fund’s asset-backed lending strategies. As securities trade in the open market, their trading price may vary widely from their fair value. A key difference from asset-backed lending is that the liabilities of the securitized product capital structure are designed by an investment bank. The Fund intends to seek these securitized product opportunities through various underlying asset types, maturities and capital structure priorities.

•	Opportunistic Credit. The Fund may make opportunistic credit (“Opportunistic Credit”) investments to provide capital to borrowers or liquidity to secondary-market sellers in periods of capital market dislocation when such borrowers or secondary-market sellers may not have access to traditional financing sources such as banks. The Fund’s Opportunistic Credit investments may include opportunities to finance consumer lending platforms directly or to provide synthetic risk transfer capital to global banking counterparties.

Senior Loans. The Fund or Underlying Funds may invest in senior secured floating rate and fixed rate loans or debt (“Senior Loans”). Senior Loans, which hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, to finance internal growth and for other corporate purposes. The returns on Senior Loans are typically derived from contractual interests over a fixed term to maturity and generally offer cash pay interest returns. Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the SOFR or other indices such as the EURIBOR, the SONIA and the CORRA and secondarily the prime rate offered by one or more major banks and the certificate of deposit rate or other base lending rates used by commercial lenders. As a result of, among other things, the additional debt incurred by the obligor in the course of such a transaction, the obligor’s creditworthiness is often judged by the rating agencies to be below investment grade. Senior Loans are generally secured on shares in certain group companies and may also be secured by specific collateral or guarantees, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor and its subsidiaries although the security granted in respect of some Senior Loans may be limited to share security over the obligor group and some Senior Loans may also be unsecured. In continental Europe, security is often limited to shares in certain group companies, accounts receivable, bank account balances and intellectual property rights. This security may not be perfected.

Senior Loans typically have a stated term of between five and nine years and have rates of interest that typically are redetermined daily, monthly, quarterly or semi-annually. Longer interest rate reset periods generally increase fluctuations in the Fund’s NAV as a result of changes in market interest rates. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. Because of prepayments, the Advisor expects the average life of the Senior Loans in which the Fund invests to be shorter than the stated maturity.

Although any particular Senior Loan often will share many similar features with other loans and obligations of its type, the actual terms of any particular Senior Loan, will have been a matter of negotiation and will thus be unique. Any particular loan or obligation may contain terms that are not standard and that provide less protection to creditors than might be expected, including in respect of covenants, events of default, security or guarantees. The Advisor and/or a Sub-Advisor, as applicable, may select Senior Loans in the secondary market that provide less protection for creditors in the event of a default than is customary or current in the market.

The Fund may obtain exposure to Senior Loans through the use of derivative instruments, which have become increasingly available. The Advisor or Sub-Advisors may utilize these instruments and similar instruments that may be available in the future. The Fund or Underlying Funds may invest in a derivative instrument known as a Select Aggregate Market Index (“SAMI”), which provides investors with exposure to a reference basket of Senior Loans. SAMIs are structured as floating rate instruments. SAMIs consist of a basket of credit default swaps whose underlying reference securities are senior secured loans. While investing in SAMIs will increase the universe of floating rate fixed income securities to which the Fund or Underlying Fund is exposed, such investments entail risks that are not typically associated with investments in other floating rate fixed income securities. The liquidity of the market for SAMIs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally herein.

Second Lien Loans. The Fund or Underlying Funds may invest in second lien or other subordinated or unsecured floating rate and fixed rate loans or debt. Second lien loans have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Second lien loans typically have a fixed or adjustable floating rate interest payments, with the adjustable floating rate over a standard benchmark, such as the prime rate or SOFR, EURIBOR, CORRA or other base rates. Accordingly, the risks associated with second lien loans are higher than the risk of loans with first priority over the collateral. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder, which may result in a loss of investment to the Fund and/or the Underlying Fund. Second lien loans may also include the potential for equity participation.

Unitranche Loans. The Fund or Underlying Funds may invest in unitranche loans, including first lien senior secured loans when the obligor does not incur any other secured financing (sometimes referred to as “stretch senior” loans). Unitranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid after the first out tranche is paid. The Fund or Underlying Funds may participate in “first out” and “last out” tranches of unitranche loans and make single unitranche loans. Unitranche loans may rank junior to other debt instruments issued by an issuer. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a heightened risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity.

Unsecured Debt. Unsecured debt investments, including private high yield and mezzanine debt, usually rank junior in priority of payment to secured loans. Accordingly, unsecured debt may include a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. Typically, unsecured debt investments have maturities of five to ten years. To compensate for their junior ranking (as compared to first and second lien senior secured loans), unsecured debt investments typically offer higher returns through both higher interest rates and possible equity ownership, thus enabling the lender to participate in the capital appreciation of the borrower. Unsecured debt interest payments sometimes consist of both cash and accrued interest (“Payment-In-Kind” or “PIK”) and may also contain equity upside. Such securities are typically expected to carry a fixed or a floating current yield over a standard benchmark, such as the prime rate or SOFR, and potentially include sources of return from warrants or other equity-related interests that may be received or acquired in connection with such investments.

Mezzanine Loans. The Fund or Underlying Funds may invest in mezzanine loans, which generally will be unrated or have ratings or implied or imputed ratings below investment grade, as well as loans or securities (including payment-in-kind loans) that are junior, unsecured, equity or quasi-equity instruments. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants.

Structurally Subordinated Instruments. Structurally subordinated instruments are a form of unsecured notes that are at the holding company (“HoldCo”) level of a company, as opposed to at the operating company (“OpCo”) level. Because a company’s assets and cash flows are usually contained at the OpCo level, any borrowings at HoldCo will not have access to the assets of the company’s subsidiaries until after all of the OpCo creditors have been paid, allowing for the remaining assets to be distributed up to the HoldCo level. As a result, structurally subordinated instruments are typically non-cash pay and accrue interest at a higher rate than debt at the OpCo level due to the increased risk associated with this type of subordination. Structurally subordinated instruments will typically not have any financial covenants, and will have limited creditor rights. Preferred equity generally has a preference as to dividends and, in the event of liquidation, to an issuer’s assets, over the issuer’s other common equity, but it ranks junior to debt securities in an issuer’s capital structure.

Underlying Funds. Subject to applicable regulatory limits, the Fund intends to invest in certain Underlying Funds. The Fund, as a holder of the securities of the Underlying Funds, will bear its pro rata portion of the Underlying Funds’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. The Underlying Funds may include, among other investment vehicles, open-end mutual funds, interval funds, exchange-traded funds (“ETFs”), BDCs and/or Underlying Private Funds. ETFs are open-end investment companies registered under the 1940 Act. ETFs may be either passively or actively managed and their shares are traded on a national exchange. BDCs are closed-end investment companies regulated under the 1940 Act. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. BDCs may be publicly traded on an exchange or private and unlisted. The Fund’s investments in BDCs, if any, will be primarily in unlisted BDCs. An Underlying Fund may also invest in one or more underlying funds, in which case such Underlying Fund would bear (and the Fund would indirectly bear) its pro rata portion of the underlying funds’ fees and expenses.

Primary Investments in Underlying Private Funds. The Fund may make Primary Investments in the Underlying Private Funds. Primary Investments, or “primaries,” refer to direct investments in shares or interests of Underlying Private Funds. Primary Investments may be made in open-end Underlying Private Funds or closed-end Underlying Private Funds. Primary Investments typically have an anticipated holding period from 5 to 10 years, including extensions. The underlying assets acquired through Primary Investments typically have an average holding period from 2 to 5 years, with potential variation in holding period depending upon the type of asset or other characteristics. Any individual Primary Investments or underlying assets in the Underlying Private Funds may be held longer than anticipated.

Secondary Investments in Underlying Private Funds. The Fund may make Secondary Investments in the Underlying Private Funds. Secondary Investments refer to investments in the Underlying Private Funds through the acquisition of an existing interest by one investor from another in a negotiated transaction. In so doing, the buyer will acquire the existing interest and take on any future funding obligations in exchange for future returns and distributions. Secondary Investments include the growing general partner led secondary market, which has evolved toward sales of a portion of a portfolio, or a specific asset, and continuation vehicles with general partners structuring a vehicle that allows for continued participation in the growth of the remaining assets, or a specific asset, beyond a fund’s traditional exit time frame. Secondary Investments may also include newly established Underlying Private Funds that are fully funded at the time of the Fund’s acquisition.

Secondary Investments are often acquired at a discount to the Underlying Private Fund’s NAV. Secondary Investments acquired at a discount will result in immediate unrealized gains if, at the time the Fund next calculates its

NAV, the Advisor or a Sub-Advisor determines that the acquisition price is no longer representative of fair value and values the Secondary Investment at its NAV as a practical expedient. Because Secondary Investments are generally made when an Underlying Private Fund has exited its initial investment period (typically two to five years after the fund commences operations) and has deployed a significant portion of its capital into portfolio companies, Secondary Investments are viewed as more mature investments with greater certainty of portfolio construction and better visibility to the timing of future expected cash flows.

The secondary market continues to evolve and expand. Secondary Investments may include various structures by which the Fund gains exposure to the private markets including those described above and others that share some of the same characteristics.

The Fund may also invest in the equity or debt of structured transactions such as collateralized fund obligations or similar investment vehicles (“CFOs”) that own existing underlying private funds and co-investments. Such investments share the described characteristics of a Secondary Investment.

Credit Default Swaps. Subject to applicable regulatory limits, the Fund expects to enter into credit default swap agreements and related instruments, such as credit default swap index products, for hedging purposes or to seek to increase income or gain. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on the reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional amount) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or if the swap is cash settled the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value). The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund will generally receive no payments from its counterparty under the swap if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased. As the seller, the Fund would effectively add leverage to its portfolio because the Fund would be subject to investment exposure on the notional amount of the swap. However, the Fund will not have any legal recourse against any reference entity and will not benefit from any collateral securing the reference entity’s debt obligations.

Derivatives for Hedging Purposes. The Fund or Underlying Funds may seek to hedge the exposures to any underlying investments that are denominated in currencies other than the U.S. dollar against the Fund’s exposure to the U.S. dollar. To implement such hedging, the Fund or Underlying Funds may enter into derivative transactions, including, without limitation, forward currency contracts, currency futures, spot transactions, options and swaps. To the extent that the Fund or an Underlying Fund engages in any such hedging activities, there is no guarantee that the Fund or Underlying Fund will be successful in this endeavor or that any currency hedging activities will not generate losses. To the extent that the Fund engages in any such hedging activities, the Fund’s currency hedges will be reviewed periodically, and the Advisor will endeavor to adjust and rebalance currency hedges from time to time as it may deem appropriate. There is however no obligation to engage in any such currency hedging.

Below Investment Grade Securities. The Fund or Underlying Funds may invest any amount of their assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade (also referred to as non-investment grade securities) or securities that are judged to be of comparable quality by the Advisor, Sub-Advisor or a Fund Manager, as applicable. Below investment grade securities are securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or if unrated considered by the Advisor, Sub-Advisor or a Fund Manager, as applicable, to be equivalent quality. In the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk bonds” or “high yield securities.”

The Fund and the Underlying Funds may also invest in unrated fixed income securities. Non-investment grade securities in the lowest rating categories or unrated securities determined to be of comparable quality may involve a substantial risk of default or may be in default. Non-investment grade securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. Non-investment grade securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. Non-investment grade securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In the event of a default, an Underlying Fund or the Fund may incur additional expenses to seek recovery. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. See “Risks—Principal Investment-Related Risks—Non-Investment Grade, Below Investment Grade, Unrated and Distressed Securities.”

Asset-Backed Loans and Securities. The Fund or Underlying Funds may invest in asset-backed loans and securities (“ABS”). ABS are a form of structured debt obligation. The securitization techniques used for ABS are similar to those used for mortgage-backed loans and securities (“MBS”). ABS are bonds backed by pools of loans or other receivables. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund or Underlying Funds may invest in these and other types of ABS that may be developed in the future. ABS present certain risks that are not presented by mortgage related securities. Primarily, these securities may provide the Fund or Underlying Fund with a less effective security interest in the related collateral than do mortgage related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

•	Senior Asset-Backed Loans. The Fund may invest in senior asset-backed loans (“Senior Asset-Backed Loans”) issued by trusts and special purpose corporations with principal and interest pay-outs backed by, or supported by, various types of assets. As part of the Senior Asset-Backed Loan strategy, the Fund intends to invest in first-lien or senior asset-backed loans, which are privately negotiated and structured credit instruments secured by diversified cash-flowing assets or receivables (e.g., assets or receivables which entitle holders of interests therein with access to periodic cashflows) contained within a special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The strategy is expected to be broadly comprised of first-lien loans, which is intended to reduce the frequency or magnitude of capital losses through certain structural or contractual provisions, including hard credit-enhancement, bespoke covenants, cashflow triggers, and servicing rights. Sector exposures within the Senior Asset-Backed Loan strategy may include consumer credit, residential mortgage credit, physical (or hard) assets, commercial real estate debt, small business credit, and other cash flowing financial assets.

•	Mezzanine Asset-Backed Loans. The Fund may invest in mezzanine or junior investments supported by the same structural protections as investments made pursuant to the Senior Asset-Backed Loan strategy but which are subordinated or otherwise junior in an issuer’s capital structure. Mezzanine asset-backed loans are typically subordinated loans that are usually secured by a pledge of indebtedness or equity of the entity that owns the underlying assets or by a second lien mortgage on the property that is subordinated to senior indebtedness of the entity, a significant portion of which may be secured and/or subject the Fund to a “first loss” subordinate holder position relative to other lenders. The Mezzanine Asset-Backed Loan strategy is expected to benefit from similar cashflow and amortization profiles as the Senior Asset-Backed Loan strategy and will target investments in the same asset classes.

•	Whole Loan Portfolios. The Fund may invest in whole loan (“Whole Loan”) portfolios. While the Senior Asset-Backed Loan and Mezzanine Asset-Backed Loan investments lend against portfolios of cash-flowing assets or receivables, the Whole Loan investments seek to acquire a portfolio of underlying assets directly. The sourcing, underwriting, and risk management of whole loan purchases are similar to those required of asset-backed loans.

•	Physical Asset Credit. The Fund may make physical asset credit (“Physical Asset Credit”) investments in senior loans secured by diversified assets placed within a bankruptcy remote vehicle. Such investments may include loans against portfolios of cash flowing assets that are not receivables, including, for example, digital infrastructure, datacenters, railcar, and aviation assets. Generally, the Fund’s exposures to Physical Asset Credit investments will be in structured products representing an interest in diversified investment grade financings, as opposed to exposures to single assets.

Mortgage-Backed Securities. The Fund and Underlying Funds may invest in MBS. MBS include structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-backed loans, such as mezzanine loans, are assembled as securities for sale to investors by various governmental, government-related and private organizations. MBS include complex instruments such as collateralized mortgage obligations (“CMOs”), stripped MBS, mortgage pass-through securities and interests in real estate mortgage investment conduits. The MBS in which the Fund or Underlying Funds may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund or Underlying Fund may invest in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) issued by governmental entities and private issuers, including subordinated MBS and residual interests. The Fund or Underlying Funds may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages.

Special Situations/Distressed Investments. The Fund or Underlying Funds may, directly or indirectly, invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings.

Additional Investment Strategies.

In addition to the principal investment strategies described above, the Fund’s or Underlying Funds’ portfolios may include some combination of the following types of securities, instruments or investments. There is no guarantee the Fund or the Underlying Funds will invest in all of the types of securities, instruments and investments that are described herein.

Additional Credit Strategies. The Fund or Underlying Funds may also seek to gain exposure to or engage in any of the following additional credit strategies:

•	Leasing (Aircraft, Equipment, Other). Leasing of commoditized equipment or mission critical assets to counter parties over a defined term.

•	Real Estate Debt. Loans collateralized by real estate, which typically takes the form of (i) a whole loan with the senior portion syndicated to a bank partner or (ii) a mezzanine unsecured loan.

•	Infrastructure Debt. Senior and mezzanine debt or structured equity investments backed by infrastructure assets.

•	Royalties. Investments in intellectual property rights with credit-like cash flow characteristics or debt investments to companies collateralized by intellectual property rights.

•	Insurance-linked. Sale of reinsurance policies tied primarily to weather events and other natural disasters.

•	Legal Finance. Lending to law firms or claimants to fund litigation costs and/or general working capital needs, secured by future proceeds from either ongoing or settled cases.

•	Marketplace Lending. Loans to consumers either originated on an individual basis or rediscount lending to platforms that originate consumer loans

•	Mortgage Servicing Rights. A specific arrangement where a third party promises to collect mortgage payments on behalf of a lender in exchange for a fee.

Fixed Income Securities. The Fund or Underlying Funds may invest without limit in fixed-income securities across several investment sectors, including, but not limited to: fixed-income securities rated below investment grade, investment grade corporate bonds, fixed-income securities issued by governmental entities (including supranational entities), their agencies and instrumentalities, mezzanine investments, collateralized loan obligations, bank loans, mortgage-related and asset-backed loans and securities and other fixed and floating or variable rate obligations. The Fund or Underlying Funds may invest in such fixed-income securities of issuers located in the United States and non-U.S. countries, including emerging market countries. Some of the loans in which the Fund or Underlying Funds may invest or get exposure to through its investments in collateralized debt obligations (“CDOs”) or other types of structured securities may be “covenant-lite” loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

Derivatives. The Fund or Underlying Funds may enter into any type of derivatives transaction and use derivatives to take both long and short positions, including in equity securities. The Fund may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps index products, credit default swaps, total return swaps (sometimes referred to as “contracts for difference”) and interest rate swaps) and may purchase and sell exchange-listed and off-exchange (“over-the-counter” or “OTC”) put and call options on securities, including equity securities, and swap contracts, financial indices and futures contracts, reverse repurchase agreements and use other credit or equity derivative instruments or management techniques.

Privately Placed, Unregistered and Restricted Securities. The Fund or Underlying Funds may also invest in privately placed securities or securities that are not registered under the Securities Act of 1933 (“restricted securities”) (including Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid investments and investments in which no secondary market is readily available, including those of private companies.

Other Pooled Investments. In addition to the Underlying Funds, the Fund or Underlying Funds may invest in other types of pooled investment vehicles.

Illiquid Investments. The Fund will invest, and the Underlying Funds may invest, without limitation, in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. Liquidity of an investment relates to the ability to dispose easily of the investment and the price to be obtained upon disposition of the investment, which may be less than would be obtained for a comparable more liquid investment. Illiquid investments may trade at a discount from comparable, more liquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary trading market.

Corporate Bonds. The Fund or Underlying Funds may invest in corporate bonds. Corporate bonds are debt obligations issued by corporations and may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

U.S. Government Debt Securities. The Fund or Underlying Funds may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance. Such obligations include U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the separate trading of registered interest and principal securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States.

Non-U.S. Securities. The Fund or Underlying Funds may invest without limit in non-U.S. securities (“Non-U.S. Securities”). Non-U.S. Securities may be U.S. dollar-denominated or non-U.S. dollar-denominated.

Emerging Markets Investments. The Fund or Underlying Funds may invest in securities of issuers located in emerging market countries, including securities denominated in currencies of emerging market countries. The Fund considers emerging market countries to include every country in the world (including countries that may be considered “frontier” markets) except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Foreign Currency Transactions. The Fund’s Shares are priced in U.S. dollars and the distributions paid by the Fund to Shareholders are paid in U.S. dollars. However, a portion of the Fund’s or Underlying Funds’ assets may be denominated in non-U.S. currencies and the income received by the Fund from such securities will be paid in non-U.S. currencies. The Fund or Underlying Funds also may invest in or gain exposure to non-U.S. currencies for investment or hedging purposes.

Sovereign Governmental and Supranational Debt. The Fund or Underlying Funds may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation.

Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Distressed and Defaulted Securities. The Fund or Underlying Funds may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically, such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Pre-Funded Letter of Credit Loans. The Fund or Underlying Funds may purchase participations in prefunded letter of credit loans (a “prefunded L/C loan”). A prefunded L/C loan is a facility created by the borrower in conjunction with the agent bank as issuer of a loan, and the prefunded L/C loan is backed by letters of credit (each letter, an “L/C”). Each participant in a prefunded L/C loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the agent bank for the facility. The funds are invested by the agent bank and held solely to satisfy a prefunded L/C loan lender’s obligation to the agent bank under the facility. The funds paid by the lenders are invested by the agent bank in deposits that pay interest, usually approximating a benchmark rate, which goes to the borrower. Generally, the borrower, via the agent bank, pays the lenders an interest rate, equivalent to the fully drawn spread plus the benchmark rate. The funds are returned to the lender upon termination of the prefunded L/C loan (and upon satisfaction of all obligations). Under the terms of the prefunded L/C loan agreement, a lender may sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the prefunded L/C loan agreement.

When the borrower needs funds, it may draw against the prefunded L/C loan and the agent bank makes payment to the borrower by withdrawing some of the amount invested as deposits. Consequently, the lenders do not have to advance any additional funds at the time the borrower draws against the prefunded L/C loan facility. The prefunded L/C loan can be structured from the standpoint of the borrower as either (i) a revolving credit facility, where the borrower can reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan, or (ii) a delayed draw term loan where the borrower may not reborrow moneys it has repaid to the facility during the term of the loan.

When the Fund or an Underlying Fund purchases a participation in a prefunded L/C loan, the proceeds of the purchase are deposited in a collateral account, which backs an L/C loan by the agent bank to the borrower to support trade or other financing. The Fund or Underlying Fund typically receives interest on the cash collateral account equal to the benchmark rate. In addition, the Fund or Underlying Fund may also receive a fee, typically similar to the spread paid on the borrower’s institutional loan.

Delayed Funding Loans and Revolving Credit Facilities. The Fund or Underlying Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities in which a bank or other lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund or Underlying Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Variable, Floating and Fixed-Rate Debt Obligations. The Fund or Underlying Funds may invest in floating or variable rate securities. Floating or variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, SOFR, EURIBOR, SONIA, CORRA, the prime rate of a bank, the commercial paper rates, or the longer term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. If the Advisor or a Sub-Advisor incorrectly forecasts interest rate movements, the Fund could be adversely affected by use of variable and floating rate securities. In addition, the Fund or Underlying Fund may invest in collateralized loan obligations (“CLOs”) subordinated notes. CLO subordinated notes do not have a fixed coupon and payments on CLO subordinated notes will be based on the income received from the underlying collateral and the payments made to the secured notes, both of which may be based on floating rates.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

Collateralized Debt Obligations and other Structured Products. The Fund or Underlying Funds may invest in CDOs, which include collateralized bond obligations (“CBOs”), CLOs and other similarly structured securities and transactions such as collateralized fund obligations and other investment vehicles. CDOs are types of ABS. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. The Fund or Underlying Funds may also invest in the equity or residual portion of the capital structure of CLOs.

Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund or Underlying Funds against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this Prospectus and the SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

A CLO is a structured debt security, issued by an SPE and created to reapportion the risk and return characteristics of a pool of syndicated and privately originated loans. Investors in CLOs bear the credit risk of the underlying collateral. The syndicated and privately originated loans are used as collateral supporting the various debt tranches issued by the SPE. Multiple tranches of securities are issued by the CLO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, or subordinated/equity, according to their degree of risk. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The SPE is a company founded solely for the purpose of securitizing payment claims. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPE takes place at maturity out of the cash flow generated by the collected claims. The vast majority of CLOs are actively managed by an independent investment manager.

The Fund or Underlying Funds may directly or indirectly invest in any level of a CLO’s subordination chain, including subordinated notes issued by a CLO (often referred to as the “residual” or “equity” tranche), which are junior in priority of payment and are subject to certain payment restrictions generally set forth in an indenture governing the notes. In addition, CLO subordinated notes generally do not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the notes. The subordinated notes are not guaranteed by another party. The subordinated tranche of a CLO vehicle is generally required to absorb the CLO’s losses before any of the CLO’s other tranches, yet it also has the lowest level of payment priority among the CLO’s tranches; therefore, the subordinated tranche is typically the riskiest of CLO investments. CLO subordinated notes do not have a fixed coupon and payments on CLO subordinated notes will be based on the income received from the underlying collateral and the payments made to the secured notes, both of which may be based on floating rates.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

CDOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities; however, an active dealer market may exist, which would allow such securities to be considered liquid in some circumstances.

Structured Credit. The Fund or Underlying Funds may invest in asset-backed opportunities across broad sectors such as consumer and commercial specialty finance and corporate credit. These investment opportunities may include (i) financings secured by pools of consumer loans, commercial loans, real estate assets or other assets, including private or registered investment companies; (ii) the outright purchase of pools of consumer loans, broadly syndicated loans, commercial loans or real estate assets; and (iii) debt and equity investments in U.S.-dollar-denominated CLOs that are primarily backed by corporate leveraged loans issued to primarily U.S. CLOs, as well as Euro-denominated CLOs that are backed primarily by corporate leveraged loans issued to primarily European CLOs. These securities are typically rated (except for the most junior tranche) and may be investment or non-investment grade. Potential investments include, but are not limited to, “equity” (i.e., most junior) tranches of securitizations, as well as more-senior debt tranches of such securitizations. Investors in structured credit products typically benefit from additional return premium due to structural complexities and risk allocation.

Debtor-In-Possession Financings. The Fund or Underlying Funds may invest in “debtor-in-possession” or “DIP” financings newly issued in connection with “special situation” restructuring and refinancing transactions. DIP financings are loans to a debtor-in-possession in a proceeding under the U.S. Bankruptcy Code that has been approved by the bankruptcy court. These financings allow the entity to continue its business operations while reorganizing under Chapter 11 of the U.S. Bankruptcy Code. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.

Bank Obligations. The Fund or Underlying Funds may invest in bank obligations. Bank obligations may include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Trade Claims. The Fund or Underlying Funds may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk.

Mortgage-Backed Securities. The Fund and Underlying Funds may invest in mortgage-backed securities (“MBS”). MBS include structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-backed loans, such as mezzanine loans, are assembled as securities for sale to investors by various governmental, government-related and private organizations. MBS include complex instruments such as collateralized mortgage obligations (“CMOs”), stripped MBS, mortgage pass-through securities and interests in real estate mortgage investment conduits. The MBS in which the Fund or Underlying Funds may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund or Underlying Fund may invest in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) issued by governmental entities and private issuers, including subordinated MBS and residual interests. The Fund or Underlying Funds may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages.

In general, losses on a mortgaged property securing a mortgage loan included in a securitization will be borne first by the equity holder of the property, then by a cash reserve fund or letter of credit, if any, then by the holder of a mezzanine loan or B-Note, if any, then by the “first loss” subordinated security holder (generally, the “B-Piece” buyer) and then by the holder of a higher rated security. The Fund or Underlying Funds may invest in any class of security included in a securitization. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit, mezzanine loans or B-Notes, and any classes of securities junior to those in which the Fund or an Underlying Fund invests, the Fund or Underlying Fund will not be able to recover all of its investment in the MBS it purchases. MBS in which the Fund invests may not contain reserve funds, letters of credit, mezzanine loans and/or junior classes of securities. The prices of lower credit quality securities are generally less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments.

Mortgage Pass-Through Securities. The Fund or Underlying Funds may invest in mortgage pass-through securities. Mortgage pass-through securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

RMBS. The Fund or Underlying Funds may invest in RMBS. RMBS are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured, on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances, by residential real estate (one- to four-family properties), the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon or to refinance indebtedness previously used for such purposes. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Agency RMBS. The Fund or Underlying Funds may invest in agency RMBS. The principal U.S. governmental guarantor of mortgage related securities is GNMA, which is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Authority (“FHA”), or guaranteed by the Department of Veteran Affairs. RMBS issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantees are backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Non-Agency RMBS. The Fund or Underlying Funds may invest in non-agency RMBS. Non-agency RMBS are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on RMBS backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

CMBS. The Fund or Underlying Funds may invest in CMBS. CMPBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated CMBS”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

The Fund or Underlying Funds may invest in Subordinated CMBS, which are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior CMBS arising out of the same pool of mortgages and which are often referred to as “B-Pieces.” The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior CMBS. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category (frequently a substantially lower rating category) than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional income securities and senior CMBS.

CMOs. The Fund or Underlying Funds may invest in CMOs. A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (i) GNMA, FNMA or FHLMC pass-through certificates, (ii) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veteran Affairs, (iii) unsecuritized conventional mortgages, (iv) other MBS or (v) any combination thereof. Each class of a CMO, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as SOFR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund does not intend to invest in CMO residuals, which represent the interest in any excess cash flow remaining after making the payments of interest and principal on the tranches issued by the CMO and the payment of administrative expenses and management fees.

The Fund or Underlying Funds may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction relative to an applicable index such as SOFR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. The market for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund’s or Underlying Funds’ ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped MBS. The Fund or Underlying Funds may invest in stripped MBS. Stripped MBS are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each receiving a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (or “IO”), and all of the principal is distributed to holders of another type of security, known as a principal-only security (or “PO”). STRIPS can be created in a pass-through structure or as tranches of a CMO.

Adjustable Rate Mortgage Securities. The Fund or Underlying Funds may invest in adjustable rate mortgages (“ARMs”). ARMs have interest rates that reset at periodic intervals. Acquiring ARMs permits the Fund or Underlying Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMs are based. Such ARMs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund may potentially reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARM, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of the coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed income securities and less like adjustable-rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of ARMs generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Sub-Prime Mortgages. The Fund or Underlying Funds may invest in sub-prime mortgages. Sub-prime mortgages are mortgages rated below “A” by S&P, Moody’s or Fitch. Historically, sub-prime mortgage loans have been made to borrowers with blemished (or non-existent) credit records, and the borrower is charged a higher interest rate to compensate for the greater risk of delinquency and the higher costs of loan servicing and collection.

Mortgage Related Derivative Instruments. The Fund or Underlying Funds may invest in MBS credit default swaps. MBS credit default swaps include swaps the reference obligation for which is an MBS or related index, such as the CMBX Index (a tradeable index referencing a basket of CMBS), the TRX Index (a tradeable index referencing total return swaps based on CMBS) or the ABX Index (a tradeable index referencing a basket of sub-prime MBS). The Fund or Underlying Funds may engage in other derivative transactions related to MBS, including purchasing and selling exchange-listed and OTC put and call options, futures and forwards on mortgages and MBS. The Fund or Underlying Funds may invest in newly developed mortgage related derivatives that may hereafter become available.

Mortgage Related ABS. ABS are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including in some cases mortgage related asset classes, such as home equity loan ABS. Home equity loan ABS are subject to many of the same risks as RMBS, including interest rate risk and prepayment risk.

TBA Commitments. The Fund or Underlying Funds may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including MBS, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.

Net Interest Margin (NIM) Securities. The Fund or Underlying Funds may invest in net interest margin (“NIM”) securities. These securities are derivative interest-only mortgage securities structured off home equity loan transactions. NIM securities receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped MBS, the yield to maturity on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

Whole Loan Mortgages. The Fund or Underlying Funds may invest in whole loan mortgages, especially subprime residential mortgage loans and non-performing and sub-performing mortgage loans. By investing in whole loan mortgages, the Fund acquires the entire beneficial interest in a single residential or commercial mortgage that has not been securitized, rather than fractional portions of or participations in such loans.

Mortgage Servicing Rights. The Fund or Underlying Funds may invest in Normal MSRs and Excess MSRs. Normal MSRs refer to the contractual right to cash flows payable to the actual mortgage servicer of a pool of mortgage loans for their ongoing administrative duties to the extent such cash flows do not exceed a reasonable amount of consideration for normal servicing activities. Excess MSRs are the rights to any amount of cash flows in excess of Normal MSRs.

Other Mortgage Related Securities. The Fund or Underlying Funds may invest in mortgage related securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. The Fund or Underlying Funds may acquire all or substantially all of the equity of a mortgage or private loan originator.

Private Equity Investments. The Fund or Underlying Funds may invest in private equity. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund or Underlying Fund may also invest directly in an operating company as a lead investor or syndicate partner to a Fund Manager. Securities of private equity funds, as well as the underlying companies these funds invest in, tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

Net Asset Value Lending. The Fund may invest in loans backed by the net asset value of a private market fund’s underlying investment portfolio, which are often supported by expected portfolio-level distributions. These facilities may be implemented at either the fund level (general partner-led (“GP-led”)) or the investor level (limited partner-led (“LP-led”)), and tend to have a floating rate of return, often in the form of a payment-in-kind instrument with a stated maturity of up to 5 years. In GP-led structures, the borrower is the fund or a related vehicle controlled by the general partner or fund sponsor, with the loan structurally separate from debt at the portfolio company level and senior to the equity interests of the fund’s limited partners or other investors; such financing is typically utilized in the later stages of a fund’s lifecycle and may be used to support existing portfolio companies, fund follow-on or new investments, or to facilitate distributions. In LP-led structures, the borrower is the limited partner or other investor in the fund, and the loan is backed by the investor’s interests in one or more private market funds, providing a non-dilutive and typically temporary source of liquidity while allowing the investor to retain exposure to the underlying investments. The Fund may also invest in financing arrangements with the management companies of private market funds where the Fund is entitled to a percentage of distributions and/or other economic streams (such as management fees and incentive fees) associated with one or more private market funds. These types of investment structures are unique but are typically structured as preferred equity securities or unsecured loans to a transaction special purpose vehicle and generally provide for a fixed rate of return, often in the form of a payment-in-kind instrument, with no stated maturity.

Common Equity. The Fund may hold or come into possession of equity-related securities consisting of warrants or other equity interests obtained in connection with its unsecured debt or other investments (or possible workouts of other investments). While the Fund intends to maintain its focus on credit investments, from time to time, when an investment presents an opportunity for substantial gains or in connection with securing particularly favorable terms in a credit investment, the Fund may make investments in the form of preferred or common equity, typically in conjunction with a private equity sponsor. Moreover, the Fund may also receive the right to make an equity investment in an underlying investment whose debt securities it already holds in connection with the next equity financing round for that company. This right may provide the Fund with an opportunity to further enhance returns over time through equity investments in its underlying investments. In the future, the Fund may achieve liquidity through a merger or acquisition of an underlying investment, a public offering of an underlying investment’s stock or by exercising the Fund’s right, if any, to require an underlying investment to repurchase the equity-related securities it holds.

Other Equity Securities. In addition to equity securities described above in this Prospectus, the Fund or Underlying Funds may invest in other equity securities, including common stocks, preferred stocks, convertible securities, warrants, options, depositary receipts, equity interests in real estate investment trusts and master limited partnerships, equity interest in structured products (i.e., the junior-most equity tranche or subordinate notes or other residual tranche of securities issued by an issuer of a structured product) and other forms of equity participation or may acquire equity securities as a result of its Underlying Investments (as defined below), particularly in a distressed situation. Common stock represents an equity ownership interest in a company, public or private. The Fund or Underlying Funds may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks. Because the Fund or Underlying Funds may have exposure to common stocks, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

Short Sales. The Underlying Funds may enter into short sales. Short sales are transactions in which an Underlying Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Underlying Fund borrows the security and sells it to the buyer. The Underlying Fund then is obligated to replace the security borrowed by purchasing the security at its market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Underlying Fund. The Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Fund must return the borrowed security. The Underlying Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Underlying Funds may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Underlying Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Covenant-Lite Loans. The Fund or the Underlying Funds may invest in loans in the market that do not contain financial maintenance covenants (“Covenant-Lite Loans”). Covenant-Lite Loans typically do not obligate the obligor to comply with financial covenants that would be applicable during reporting periods. Investments comprised of Covenant-Lite Loans may expose the Fund to different risks, including with respect to liquidity, price volatility and ability to restructure loans, than is the case with other loans. In addition, the lack of such financial covenants may make it more difficult to trigger a default in respect of such loans.

Preferred Securities. The Fund or Underlying Funds may invest in preferred securities. There are two basic types of preferred securities: traditional preferred securities and trust preferred securities.

Traditional Preferred Securities. The Fund or Underlying Funds may invest in traditional preferred securities. Traditional preferred securities generally pay fixed or adjustable rate dividends (or a combination thereof—e.g., a fixed rate that moves to an adjustable rate after some period of time) to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders.

Trust Preferred Securities. The Fund or Underlying Funds may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Convertible Securities. The Fund or Underlying Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinate to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

A “synthetic” convertible security may be created by the Fund, an Underlying Fund or by a third party by combining separate securities that possess the two principal characteristics of a traditional convertible security: an income producing component and a convertible component. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Because the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component, the value of a synthetic convertible security may respond differently to market fluctuations than a traditional convertible security. The Fund or Underlying Funds also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the issuer of the convertible note (typically an investment bank), rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment and the Fund or Underlying Funds in turn assumes credit risk associated with the issuer of the convertible note.

Contingent Convertible Securities. The Underlying Funds may invest in contingent convertible securities. Contingent convertible securities, sometimes referred to as “CoCos,” are a form of hybrid debt security issued by banking institutions that are intended to either automatically convert into equity or have their principal written down upon the occurrence of certain “trigger events,” which may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events. CoCos are subject to credit, interest rate, high-yield securities, foreign investments and market risks associated with both debt instruments and equity securities. In addition, CoCos have no stated maturity and have fully discretionary coupons. If the CoCos are converted into the issuer’s underlying equity securities following a conversion event, each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument, hence worsening the holder’s standing in a bankruptcy proceeding.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities. The Fund or Underlying Funds may invest in zero-coupon bonds, step-ups and PIK securities. Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. PIK securities are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value.

Structured Instruments. The Fund or Underlying Funds may use structured instruments for investment purposes, for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund’s portfolio, and for leveraging purposes. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other securities and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Structured instruments may also be illiquid. Like other sophisticated strategies, the Fund’s or Underlying Funds’ use of structured instruments may not work as intended.

Structured Notes. The Fund or Underlying Funds may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Event-Linked Securities. The Fund or Underlying Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion of or its entire principal invested in the bond or the entire notional amount of a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund or Underlying Funds to certain other risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Equity-Linked Notes. The Fund or Underlying Funds may invest in equity-linked notes. Equity-linked notes are hybrid securities with characteristics of both fixed income and equity securities. An equity-linked note is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index. Instead of paying a predetermined coupon, equity-linked notes link the interest payment to the performance of a particular equity market index or basket of stocks or commodities. The interest payment is typically based on the percentage increase in an index from a predetermined level, but alternatively may be based on a decrease in the index. The interest payment may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market. Equity-linked notes generally are subject to the risks associated with the securities of equity issuers, default risk and counterparty risk.

Credit Linked Notes. The Fund or Underlying Funds may invest in credit linked notes (“CLNs”). A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to the credit risk of the reference obligations and interest rate risk, the buyer/ seller of the CLN is subject to counterparty risk.

Inverse Floating Rate Securities. The Fund or Underlying Funds may invest in inverse floating rate securities. An inverse floating rate security (or “inverse floater”) is a type of debt instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates, generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed rate bond. The Fund or Underlying Funds may invest without limitation in inverse floaters, which brokers typically create by depositing an income-producing instrument, including a mortgage-related security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. The market prices of inverse floaters may be highly sensitive to changes in interest rates and prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. In a transaction in which the Fund or Underlying Fund purchases an inverse floater from a trust, and the underlying security was held by the Fund or Underlying Fund prior to being deposited into the trust, the Fund or Underlying Fund typically will treat the transaction as a secured borrowing for financial reporting purposes. As a result, for financial reporting purposes, the Fund or Underlying Fund will generally incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s NAV per Share of an applicable class and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to inverse floaters acquired by the Fund when the Fund did not previously own the underlying bond.

Credit Linked Securities. The Fund or Underlying Funds may invest in credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund or Underlying Funds may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund or Underlying Fund would receive. The Fund’s or Underlying Funds’ investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Interest Rate Transactions. The Fund or Underlying Funds may enter into interest rate swaps and purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date and/or to hedge against increases in the Fund’s costs associated with its leverage strategy. The Fund will ordinarily use these transactions as a hedge or for duration and risk management although it is permitted to enter into them to enhance income or gain. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser, to the extent that the level of a specified interest rate exceeds a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that the level of a specified interest rate falls below a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels of collar amounts.

For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates. The Fund may hedge both its assets and liabilities through interest rate swaps, caps, floors and collars. Usually, payments with respect to interest rate swaps will be made on a net basis (i.e., the two payment streams are netted out) with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates.

If there is a default by the other party to an uncleared interest rate swap transaction, generally the Fund will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guaranty the parties’ performance under the swap agreement. However, there can be no assurances that the clearing organization will satisfy its obligation to the Fund or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund’s clearing broker. Certain U.S. federal income tax requirements may limit the Fund’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to shareholders.

Indexed and Inverse Securities. The Fund or Underlying Funds may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). For example, the Fund or Underlying Funds may invest in a security that pays a variable amount of interest or principal based on the current level of the French or Korean stock markets. The Fund or Underlying Funds may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

Swaps. The Fund or Underlying Funds may enter into swap agreements, including credit default and total return swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few days to more than one year. In a standard “swap” transaction, two parties agree to exchange the value(s) or cash flow(s) of one asset for another over a certain period of time. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Fund’s and Underlying Funds’ obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Whether the Fund’s or an Underlying Fund’s use of swap agreements will be successful in furthering its investment objectives will depend on the Advisor’s or Fund Managers’, respectively, ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund or Underlying Funds will bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also bear the risk that the Fund or Underlying Fund will not be able to meet its payment obligations to the counterparty. Restrictions imposed by the tax rules applicable to RICs may limit the Fund’s or an Underlying Fund’s ability to use swap agreements. The regulation of the swap market is undergoing significant change as a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). It is possible that developments in the swap market, including government regulation, could adversely affect the Fund’s or Underlying Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Default Swaps. The Fund or Underlying Funds may invest in credit default swaps. See “Investment Objectives, Policies and Strategies–Principal Investment Strategies–Credit Default Swaps” for a discussion of Credit Default Swaps and “Risks – Principal Investment-Related Risks – Credit Default Swaps” for a discussion of the risks of Credit Default Swaps.

Total Return Swaps. The Fund or Underlying Funds may invest in total return swaps. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the return on the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. The return on the assets underlying the contract includes both the income generated by the asset and the change in market value of the asset. Total return swaps on single name equity securities may sometimes be referred to as “contracts for difference” and are subject to the same risks as described below. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s or Underlying Funds’ portfolios because the Fund or Underlying Funds would be subject to investment exposure on the notional amount of the swap.

Financial Futures Transactions and Options. The Fund or Underlying Funds may be authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Fund’s or Underlying Funds’ return. Any transactions by the Fund involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Fund or Underlying Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable at long term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. The Fund or Underlying Funds may invest in futures contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Fund or Underlying Funds may also purchase and sell financial futures contracts on U.S. government securities as a hedge against adverse changes in interest rates, as described below. The Fund or Underlying Funds may purchase and write call and put options on futures contracts on U.S. government securities in connection with its hedging strategies.

The Fund or Underlying Funds also may engage in other futures contracts transactions such as futures contracts on municipal bond indices that may become available if the Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and municipal bonds in which the Fund or Underlying Funds invest to make such hedging appropriate.

Futures Strategies. The Fund or Underlying Funds may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates, changes in foreign currency exchange rates, changes in commodity prices or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund’s or Underlying Funds’ portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of the Fund’s or Underlying Funds’ positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund’s or Underlying Funds’ investments that are being hedged. While the Fund or Underlying Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of the Fund’s or Underlying Funds’ investments being hedged. In addition, the ability of the Fund or Underlying Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to the Fund or Underlying Funds. Employing futures as a hedge also may permit the Fund or Underlying Funds to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Fund or an Underlying Fund intends to purchase a security, the Fund or Underlying Fund may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by the Fund or Underlying Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. The Fund or Underlying Funds may purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, the Fund or Underlying Funds may purchase a call option on a futures contract to hedge against a market advance when the Fund or Underlying Fund is not fully invested. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund or Underlying Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s or Underlying Funds’ portfolio holdings.

Put Options on Futures Contracts. The Fund or Underlying Funds may purchase of a put option on a futures contract. A purchase of a put option on a future contract is analogous to the purchase of a protective put option on portfolio securities. The Fund or Underlying Funds may purchase a put option on a futures contract to hedge the Fund’s or Underlying Funds’ portfolio against the risk of rising interest rates, changes in foreign currency exchange rates, changes in commodity prices or otherwise.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund or Underlying Funds will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund or Underlying Funds intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

CFTC Regulation. The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. The Advisor on behalf of the Fund, has claimed, or prior to commencement of the Fund’s operations will claim, a temporary exemption from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and RICA is not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Fund. Additionally, the Fund will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC, and the Advisor is not subject to registration and regulation as a “commodity pool operator” with respect to the Fund. If the Advisor was unable to claim this exemption with respect to the Fund, the Advisor would become subject to registration and regulation as a “commodity pool operator” (“CPO”), which would subject the Advisor and the Fund to additional registration and regulatory requirements and increased operating expenses. In addition, if the Advisor registered as a CPO with the CFTC with respect to the Fund, the CPOs of any shareholders that are pooled investment vehicles may be unable to rely on certain CPO registration exemptions.

Repurchase Agreements and Purchase and Sale Contracts. The Fund or Underlying Funds may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund’s or Underlying Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The risk to the Fund or Underlying Funds is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund or Underlying Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund of Underlying Fund may be delayed or limited. For repurchase agreements held by the Fund, the Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

A purchase and sale contract is similar to a repurchase agreement, but differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund or Underlying Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund or Underlying Fund will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund or Underlying Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

When-Issued, Delayed Delivery Securities and Forward Commitment Securities. The Fund or Underlying Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis or on a “delayed delivery” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold or renegotiated prior to the settlement date. If the Fund or Underlying Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund or Underlying Fund may incur a loss. A default by a counterparty may result in the Fund or Underlying Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Fund’s or Underlying Fund’s purchase price. The Fund or Underlying Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the NAV of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Cash or Cash Equivalents. The Fund may also invest in cash or cash equivalents, direct obligations issued or unconditionally guaranteed by the government of any OECD country or issued by any agency thereof, money market instruments, commercial paper or other short-term debt obligations, interest-bearing accounts at a registered broker-dealer, money market mutual funds, certificates of deposit or similar financial instruments maturing within one year from the date of acquisition thereof issued by commercial banks incorporated under the laws of the United States, any state thereof, the District of Columbia, or any other OECD country or political subdivision thereof, or repurchase agreements, including overnight repurchase agreements with primary U.S. Federal Reserve Bank dealers collateralized by direct U.S. government obligations or similar arrangements with the central banks of OECD countries.

Pending the investment of the proceeds pursuant to the Fund’s investment objectives and policies, the Fund may invest a portion of the proceeds, which may be a substantial portion, in cash or cash equivalents. In addition, and subject to applicable law, the Fund may hold a portion of the proceeds in cash or cash equivalents to meet operational needs. So as to minimize the impact of holdings in cash or cash equivalents on return while providing the necessary liquidity to support the Fund’s investment strategies and potential Share repurchases, the Fund intends to invest its cash in securities and vehicles that are intended to provide an investment return while offering better liquidity than typical private markets investments, including fixed income, equities and public and private vehicles that derive their investment returns from money market, fixed income and/or equity securities.

The Fund may also invest its cash in the U.S. Cash Management Fund, an unregistered fund advised by RIM, an affiliate of the Advisor, whose investment objective is to seek to preserve principal and provide liquidity and current income (the “Cash Management Fund”). RIM has waived its 0.05% advisory fee with respect to cash invested in the Cash Management Fund. Russell Investments Fund Services, LLC, an affiliate of the Advisor, charges a 0.05% administrative fee to the Cash Management Fund. The Cash Management Fund invests in a portfolio of high quality U.S. dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks; (2) commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts; (3) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit; (4) Yankee Bonds; (5) other money market funds; (6) demand notes; (7) repurchase agreements; (8) investment-grade municipal debt obligations; (9) securities issued or guaranteed by the U.S. government or its agencies; (10) variable and floating rate securities and (11) asset backed securities.

LEVERAGE

The Fund will use leverage to seek to achieve its investment objectives. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage. The Fund may use leverage to fund investments and to manage timing issues in connection with the acquisition of the Fund’s investments (e.g., to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of redemption proceeds from other investments) and to fund quarterly repurchases of the Fund’s outstanding shares. The Fund may leverage its portfolio by entering into lines of credit or credit facilities. The Fund is permitted to borrow money in an amount up to 33 1/3% of its total assets (the “Asset Coverage Requirement”). The Fund expects to enter into a line of credit within its first twelve months of operations.

The Underlying Funds and other securities or instruments in which the Fund invests (collectively, the “Underlying Investments”) may also utilize leverage in their investment activities but are generally not subject to the Asset Coverage Requirement. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged Underlying Investments and, as a result, the volatility of the value of Shares may be substantial, especially during times of a “credit crunch” (meaning periods in which there is a substantial decline in lending activity by financial institutions and in the availability of loans and other forms of credit) and/or general market turmoil, such as that experienced during late 2008 or the global pandemic. In general, the use of leverage by the Fund’s Underlying Investments may increase the volatility of their values and of the value of the Shares.

The use of leverage can create additional risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of Shares. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per Share of an applicable class to a greater extent than if the Fund did not utilize leverage. When the Fund is using leverage, its NAV and rate of distribution will be more volatile. The Fund’s leveraging strategy may not be successful. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Underlying Investments at inopportune times, which may further depress the returns of the Fund.

Certain types of leverage by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Advisor does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with its investment objectives and policies if the Fund were to utilize leverage.

Additional risks associated with the Fund’s use of leverage are discussed in “Risks—Principal Investment-Related Risks—Leverage Utilized by the Fund.”

Derivatives and Other Leveraged Transactions

The Fund may also enter into derivative transactions, including credit default swaps and other transactions, that have leverage embedded in them. Derivative and other leveraged transactions that the Fund may enter into and the risks associated with them are described elsewhere in this Prospectus. There can be no assurance that investments in derivative transactions that have leverage embedded in them will result in a higher return on the Shares. Under Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivatives and certain other leveraged transactions in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. See “Investment Policies and Risks—Other Risks—Regulatory Changes” in the SAI.

Temporary Borrowings

The Fund may also borrow money from other lenders as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

RISKS

An investment in the Fund, like any investment, has risks. The value of the Fund will fluctuate and you could lose money. Please refer to the discussion below and the Fund’s SAI for a discussion of risks associated with types of securities held by the Fund and Underlying Funds and the investment practices employed by the Fund and Underlying Funds. An investment in the Fund should only be considered by persons who can afford a loss of their entire investment.

The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The risks described below that are associated with investing in the Underlying Funds are also risks of investing in the Fund as a result of its investment in the Underlying Funds.

General Risks

No Operating History. The Fund is a newly formed non-diversified, closed-end management investment company with no performance history that Shareholders can use to evaluate the Fund’s investment performance. The initial operating expenses for a newly formed fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. In addition, the Underlying Funds may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance. As a new fund, there is no assurance that the Fund will grow or maintain an economically viable size, which may result in increased Fund expenses or a determination to liquidate the Fund.

Closed-end Interval Fund. The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop in the foreseeable future. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from registered open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Periodic Repurchase Offers. The Fund’s requirement to make quarterly repurchase offers presents certain risks. The repurchase offers will require that the Fund maintain certain levels of liquidity in order to repurchase tendered Shares, which may limit the ability of the Fund to achieve its investment objectives. The Fund’s repurchases of Shares in the absence of sufficient new sales of the Fund may result in diminution of the size of the Fund, which may decrease the Fund’s investment opportunities. Share repurchase offers and borrowings to finance the repurchases may increase the Fund’s expense ratios and increase portfolio turnover. To the extent the Fund has invested in foreign markets, currency fluctuations between the date of the repurchase pricing date and the tender of the Shares may result in a decrease of share value. The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings (including up to the maximum amount permitted under the 1940 Act), or the liquidation of portfolio securities. The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. A failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. If the asset coverage declines to less than 300% (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement. If the Fund sells its more liquid, higher quality portfolio securities to purchase Shares that are tendered, remaining shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets. To the extent the Fund liquidates its portfolio securities to fund its Share repurchases, such liquidation may detrimentally impact the ability of the Fund to qualify as a regulated investment company under the Code and may impact the market for the securities being sold which may, in turn, diminish the value of an investment in the Fund.

Liquidation Risk. The Board may determine at any time and in its discretion that it is in the best interests of the Fund and its Shareholders to liquidate and dissolve the Fund. Pursuant to the Fund’s Declaration of Trust, the dissolution of the Fund requires the affirmative vote of at least 80% of the Fund’s Trustees. A Shareholder vote is not required to liquidate or dissolve the Fund.

Liquidation Scenarios. If the Board were to vote to dissolve and liquidate the Fund and the Fund’s investment portfolio is substantially illiquid, the Advisor and Sub-Advisors would not likely be able to liquidate the Fund’s remaining assets in a short period of time. Rather, the Fund’s assets would likely be liquidated over an extended period of time, which could amount to several years or longer and, during such a liquidation period, Shareholders remaining in the Fund would be subject to, among other risks, (i) the risk that these remaining assets may fluctuate in value prior to their ultimate disposition, (ii) the risk that the Fund may not realize what the Advisor or Sub-Advisor believes to be the optimal value for such assets upon their disposition, (iii) the risk that the Fund may be forced to dispose of assets at a loss or may not be able to realize any significant profit from the investment position, and (iv) the risk that the Fund may lose the entire value of an investment upon its disposition. Additionally, the Fund may choose to hold its remaining assets in a liquidating trust or other similar vehicle, which would be organized for the primary purpose of liquidating and distributing the assets transferred to it and would not be a registered investment company, and the value of such assets would further be reduced by any expenses incurred by such liquidating trust. Moreover, it is likely that any assets remaining in the Fund or a liquidating trust (or similar vehicle) after an initial round of liquidation will be illiquid. In such a liquidation scenario, Shares will be entirely illiquid, and Shareholders should expect to have to bear the risks of having invested in the Fund for an indefinite period of time, should not expect to receive cash liquidating distributions within any set period of time or on a regular basis, and should not expect to realize the full NAV per Share of the applicable class of the Fund on the date the Board determines to dissolve the Fund.

Valuation of the Fund’s Private Investments. The valuation of the Fund’s private investments in the portion of the Fund’s assets that the Advisor has allocated to the Sub-Advisor is determined on a daily basis by the Advisor based in part upon valuation recommendations provided by the Sub-Advisors on a monthly basis. Although such valuation recommendations are provided on a monthly basis, the Fund will provide valuations, and will issue Shares, on a daily basis. The Fund’s private investments are generally illiquid and will not have a readily ascertainable market price and will be fair valued by the Advisor based in part upon valuation recommendations provided by the Sub-Advisors. The determination of fair value is to a degree subjective, and a Sub-Advisor may face a conflict of interest in providing valuation recommendations for the private investments to the extent their value may affect the Sub-Advisor’s compensation or its ability to raise additional funds. The Sub-Advisors will provide valuation recommendation at fair value determined in good faith by the Sub-Advisor in accordance with its applicable valuation policies. Because such valuation recommendations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate and may be based on estimates, a Sub-Advisor’s determinations of fair value may differ materially from the values that would have been used if an active market for these non-traded securities existed. Therefore, the valuation of the Fund’s Underlying Investments and as a result, the valuation of the Fund’s shares, may be based on imperfect information and is subject to inherent uncertainties. Due to this uncertainty, the Advisor’s fair value determinations may cause the value of one or more of the Fund’s Underlying Investments on a given date to materially differ from the value that the Fund may ultimately realize upon the sale of such Underlying Investment(s). No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by the Advisor or Sub-Advisors, the accuracy of the valuation recommendations provided by the Sub-Advisors, or the accuracy of the Advisor’s valuations. As a result, the Advisor’s valuation of private investments may fail to match the amount ultimately realized with respect to the disposition of such investments.

A Sub-Advisor’s information could also be inaccurate due to fraudulent activity by the borrower or issuer, mis-valuation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

Valuation of the Fund’s Interests in Certain Underlying Funds. The valuation of the Fund’s investments in Underlying Private Funds and unlisted BDCs is determined daily by the Advisor based in part upon valuations provided by the Fund Managers on a quarterly basis. Although such valuations are provided on a quarterly basis, the Fund will provide valuations, and will issue Shares, on a daily basis. A large percentage of the securities in which the Underlying Private Fund or unlisted BDC invests will not have a readily ascertainable market price and will be fair valued by the Fund Manager. In this regard, a Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Fund Manager, the accuracy of the valuations provided by the Fund Managers, the accuracy of the Advisor’s valuations, that the Fund Managers will comply with their own internal policies or procedures with respect to valuation or keeping records thereof, or that the Fund Managers’ policies and procedures and systems will not change without notice to the Fund. As a result, a Fund Manager’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities.

A Fund Manager’s information could also be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

Valuations Subject to Adjustment. The Fund determines its NAV daily based in part upon the valuations reported by the Fund Managers and fair valuation recommendations provided by the Sub-Advisors for certain Underlying Investments. These valuations may not reflect market or other events occurring subsequent to the date on which the Fund Manager determines or Sub-Advisor recommends the valuation for such Underlying Investments. The Advisor will fair value its holdings in such Underlying Investments to reflect such events, consistent with its valuation policies; however, there is no guarantee the Advisor will correctly fair value such Underlying Investments. Additionally, the valuations reported by Fund Managers and the valuation recommendations provided by the Sub-Advisors may be subject to later adjustment or revision. For example, fiscal year-end NAV calculations of the Underlying Private Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the valuations of the Fund’s Underlying Investments, and therefore the Fund’s NAV, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Fund Managers or valuation recommendations from Sub-Advisors or revisions to the NAV of the Fund’s Underlying Investments adversely affect the Fund’s NAV, the remaining outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

Special Tax-Related Risks. Special tax-related risks are associated with an investment in the Fund. The Fund intends to satisfy the requirements each taxable year necessary to qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from the Underlying Funds in which the Fund is invested. However, certain of the Underlying Funds are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisor to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Underlying Funds in which the Fund can invest, which could negatively affect the Fund’s performance and ability to meet its investment objective. Furthermore, although the Fund expects to receive information from each Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information and Fund Managers may not provide this information on a timely basis.

If before the end of any quarter of its taxable year, the Fund believes that it may fail any of the asset diversification requirements, the Fund may seek to take certain actions to avert such a failure. However, certain actions typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the diversification discrepancy) may be difficult for the Fund to pursue because the Fund may be unable to liquidate its interest in a Credit Asset promptly. While the Code ordinarily affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to liquidate a specific asset may limit utilization of this cure period.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders, and the Fund generally would not be required to make any distributions. In addition, all distributions (including distributions of net capital gain) to Shareholders would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund’s NAV may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. In addition, while the Fund is a “non-diversified” fund for purposes of the 1940 Act, the Fund intends to maintain its qualification to be treated as a regulated investment company (“RIC”) under the Code. To qualify as a RIC under the Code, the Fund must, among other things, diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.”

Incentive Fee Risk. The Advisory Agreement entitles the Advisor to receive an Incentive Fee on income on Co-Investments in the portion of the Fund directly managed by RICA (“RICA Co-Investments”) regardless of any capital losses. In such case, the Fund may be required to pay the Advisor an Incentive Fee for a fiscal quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter.

Any Incentive Fee payable by the Fund may be computed and paid on income that includes interest that has been accrued but not yet received. If, for example, a company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the Incentive Fee will become uncollectible. The Advisor is not under any obligation to reimburse the Fund for any part of the Incentive Fee it receives that is based on accrued income that the Fund never receives (for example, as a result of a default by an entity on the obligation that resulted in the accrual of such income) and such circumstances would result in the Fund’s paying an Incentive Fee on income it never received.

The Incentive Fee payable by the Fund to the Advisor may create an incentive for the Advisor to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. Such a practice could result in the Fund investing in riskier or more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns. Because the Advisor only receives an Incentive Fee on RICA Co-Investment income, the Advisor will have an incentive to allocate Fund assets to RICA Co-Investments in place of other assets that might otherwise be more attractive.

Multiple Levels of Fees and Expenses. Although in many cases investor access to the Underlying Funds, particularly the Underlying Private Funds, may be limited or unavailable, an investor who meets the conditions imposed by an Underlying Fund may be able to invest directly with the Underlying Fund. By investing in Underlying Funds indirectly through the Fund, the investor bears a portion of the Fund’s Management Fee, Incentive Fee and other expenses and also indirectly bears a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Underlying Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if they invested in an Underlying Fund directly. Shareholders may also indirectly bear a portion of the expenses of special purpose vehicles through which the Fund may hold certain of its investments.

Active Management Risk. Actively managed investment portfolios are subject to active management risk. Despite strategies designed to achieve the Fund’s investment objective, the values of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. Investments in the Fund could be lost or the Fund could underperform other investments.

Fundamental Investing. Fund Managers or the Sub-Advisors may use a fundamental investment approach. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection made on the basis of a fundamental investment approach are subject to significant losses when the actual market prices of securities are materially different from the prices predicted by the forecast resulting from the fundamental analysis. Fundamental analysis is inherently subject to the risk of not having identified all the relevant factors. In addition, the macro-economic factors considered by a money manager may be difficult to evaluate or implement. Fundamental investing is also inherently subject to the unpredictable duration of periods during which market prices and actual value as determined by such analysis will change. Security or instrument selection using a fundamental investment approach may cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.

Liquidity Management. The Adviser will maintain certain levels of liquidity in order to repurchase tendered shares, make investments, pay operating expenses and liabilities of the Fund, and for other matters. Estimating the appropriate amount of such liquidity is difficult. Inadequate or excessive liquidity could impair the investment returns of the Fund. If liquidity is inadequate, the Fund may be unable to take advantage of attractive investment opportunities.

Special Purpose Vehicles and Investment Holding Companies. The Fund may from time to time utilize wholly-owned special purpose vehicles or investment holding vehicles for administrative, legal or tax purposes to pursue its investment strategies. The Fund generally covers the additional costs associated with organizing and servicing such vehicles.

Prior Results Not Indicative of Future Performance. The current performance or past performance of the Advisor, the Sub-Advisors and their respective affiliates are not predictive of the Fund’s future performance.

Uncertainty of Future Results; Forward-Looking Statements; Opinions. This Prospectus may contain certain financial or economic projections, estimates and other forward-looking information. This information is based on assumptions of fact and opinion as to future events which the Fund believes to be reasonable when made. There can be no assurance, however, that assumptions made are accurate, that the financial and other results projected or estimated will be achieved, or that similar results will be attainable by the Fund. Past performance cannot be relied on as an indicator of future performance or success. Statements in this Prospectus (including those relating to current and future market conditions and trends in respect thereof) that are not historical facts are based on current expectations, estimates, projections, opinions and/or beliefs of the Advisor and/or Sub-Advisors. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. Moreover, certain information contained in this Prospectus constitutes “forward-looking” statements, which can be identified by the use of forward-looking terminology such as “may,” “can,” “will,” “would,” “seek,” “should,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “continue,” “target,” “believe,” the negatives thereof, other variations thereon or comparable terminology. Due to various risks and uncertainties, including those set forth herein, actual events or results or the actual performance of the Fund may differ materially from those reflected or contemplated in such forward-looking statements.

Principal Investment-Related Risks

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s or an Underlying Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. The use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Fund involves a high degree of risk, including the risk that the Shareholder’s entire investment may be lost. The Fund’s performance depends largely upon the Advisor’s and Sub-Advisors’ selection of Credit Assets, including the Underlying Funds, the allocation of offering proceeds thereto and the performance of the Credit Assets. The Fund’s investment activities involve the risks associated with private market investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, changes in commodity prices, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, the imposition of tariffs, public health emergencies, actual or threatened wars or military conflict, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund. Unexpected volatility or lack of liquidity, such as the general market conditions that had prevailed in 2008, could impair the Fund’s profitability or result in its suffering losses.

Illiquid and Restricted Securities. The Fund expects to invest in illiquid securities and securities that are not registered under the Securities Act of 1933 (“restricted securities”). There is no regular market for the Fund’s Underlying Investments (and an Underlying Fund’s assets) that are private investments, which typically must be sold in privately negotiated transactions. In many cases, the Fund’s and Underlying Funds’ private investments may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale, and certain private investments may limit or suspend their redemptions. As a result of the absence of a public trading market, the Fund’s and Underlying Funds’ private investments may be illiquid or less liquid and more difficult to value than publicly traded securities. To the extent that the Fund’s or an Underlying Fund’s private investments may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or Underlying Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any unregistered securities held by the Fund or Underlying Funds are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund or Underlying Funds may be required to bear the expenses of registration. The Fund may also receive an in-kind distribution of securities from an Underlying Fund that are illiquid or difficult to value and difficult to dispose of. The illiquid nature of the Fund’s investments may adversely impact the Fund’s performance and liquidity, and the Fund may incur substantial fees and expenses in the disposition of such illiquid investments. Certain of the Fund’s or Underlying Funds’ investments in unregistered securities may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund or Underlying Funds may obtain access to material nonpublic information, which may restrict the Fund’s or Underlying Funds’ ability to conduct portfolio transactions in such securities. In some cases, the Fund or Underlying Fund may pay fees such as placement fees to an intermediary in connection with acquiring privately placed securities.

Certain of the Fund’s and the Underlying Funds’ investments may be new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Also, because there may not be an established market price for these securities, the Fund or Underlying Funds may have to estimate their value, which means that their valuation (and thus the valuation of the Fund) may have a subjective element. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the Fund or Underlying Funds decide to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund or Underlying Funds might obtain less favorable pricing terms that when it decided to sell the security.

The risks associated with illiquidity will be particularly acute where the Fund’s or Underlying Funds’ operations require cash (such as in connection with repurchase offers), and when the Fund or Underlying Funds pay dividends or distributions, and could result in the Fund or Underlying Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. The Fund anticipates it will be unable to use its investments in illiquid and unregistered securities and instruments as a source of liquidity for the Fund’s repurchase program.

Lack of Transparency. The Advisor, Sub-Advisors and/or their respective affiliates, as applicable, generally will not control the investments or operations of the Underlying Investments. The manager or general partner of an Underlying Fund may employ investment strategies that differ from its past practices and are not fully disclosed to the Advisor and/or Sub-Advisors, as applicable, and that involve risks that are not anticipated by the Advisor and/or Sub-Advisors, as applicable. Some Underlying Fund managers have limited operating history, and some have limited experience in executing one or more investment strategies to be employed for an investment. Furthermore, there is no guarantee that the information and reports provided for Underlying Investments will not be fraudulent, inaccurate or incomplete.

Litigation Risks. The Fund will be subject to a variety of litigation risks, particularly if one or more of the Underlying Investments in which it invests faces financial or other difficulties. Legal disputes, involving any or all of the Fund, the Advisor, the Sub-Advisors or their affiliates, may arise from the Fund’s, the Advisor’s, the Sub-Advisor’s or their affiliates’

(as applicable) activities (including as a result any of mergers or acquisitions) and Underlying Investments and could cause reputational damage to, or have a material adverse effect on, the Advisor, the Sub-Advisors, the Fund or their affiliates, as applicable.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions. In addition, the Advisor expects to select Underlying Funds without considering or canvassing the universe of available investment vehicles managed by other managers.

Similarly, identification of attractive investment opportunities by the Sub-Advisors and Fund Managers is difficult and involves a high degree of uncertainty. Their ability to evaluate and source compelling investment opportunities may be outpaced by fund inflows, which could cause the Fund to have a higher than desirable exposure to liquid assets and cash. Even if an attractive investment opportunity is identified by a Sub-Advisor or Fund Manager, they may not be permitted to take advantage of the opportunity to the fullest extent desired. The industries and sectors in which the Fund invests are highly competitive. The Advisor, Sub-Advisors, Fund Managers and the Fund, as applicable, may compete for investments with other operating companies, financial institutions, and other institutional investors as well as private equity, hedge, and other investment funds and asset managers, and this competition could adversely impact the availability of investments and terms upon which the Fund and Underlying Funds effect transactions with respect to the purchase, sale and/or financing or refinancing of such Underlying Investments. Other investment vehicles sponsored, managed or advised by the Advisor, the Sub-Advisors or their affiliates may seek investment opportunities similar to those the Fund may be seeking. Although the Advisor and Sub-Advisors, as applicable, will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles, allocations to such other accounts may reduce the amount and frequency of opportunities available to the Fund. See “Conflicts of Interest—The Advisor” and “Conflicts of Interest—The Sub-Advisor” in the SAI.

The Advisor and/or Sub-Advisors, as applicable, may depend on their broader organizations’ relationships with private equity sponsors, investment banks and commercial banks, and the Fund in turn may rely to a significant extent upon these relationships to provide it with potential investment opportunities. If the Advisor, a Sub-Advisor or their broader organizations, as applicable, fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Fund may not be able to grow its investment portfolio. In addition, individuals with whom the Advisor, a Sub-Advisor or their broader organizations, as applicable, have relationships are not obligated to provide the Fund with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.

Direct Lending. The Fund will, and the Underlying Funds may, make direct lending investments, including directly and potentially indirectly through Underlying Funds. When engaging in direct lending, the Fund’s and Underlying Funds’ performance may depend, in part, on the ability of the Fund and Underlying Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund and Underlying Fund will compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on such loans, which could reduce the Fund and Underlying Fund’s performance.

In determining whether to make a direct loan, the Fund will and the Underlying Funds likely will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. In making a direct loan, the Fund and Underlying Funds are exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund and Underlying Funds will lose money on the loan. Furthermore, direct loans may subject the Fund and Underlying Funds to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund and Underlying Funds to dispose of a direct loan and/or to value the direct loan.

As part of its lending activities, the Fund and Underlying Funds may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings.

Although the terms of such financing may result in financial returns to the Fund or Underlying Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Fund’s and Underlying Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund or an Underlying Fund will correctly evaluate the value of the assets collateralizing the Fund or Underlying Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Fund or an Underlying Fund funds, the Fund or Underlying Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or Underlying Fund or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Fund or Underlying Fund may have difficulty disposing of the assets used as collateral for a loan.

If a loan is foreclosed, the Fund or Underlying Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. As a result, the Fund or Underlying Fund may be exposed to losses resulting from default and foreclosure. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying assets will further reduce the proceeds and thus increase the loss.

There are no restrictions on the credit quality of the Fund’s loans and there may not be any such restrictions on the Underlying Funds’ loans. Loans may be deemed to have substantial vulnerability to default in payment of interest and/or principal. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced on loans in which the Fund or Underlying Fund has invested. Certain of the loans in which the Fund or Underlying Fund may invest have large uncertainties or major risk exposures to adverse conditions, and may be considered to be predominantly speculative. Such loans may offer a higher return potential than better quality loans, but involve greater volatility of price and greater risk of loss of income and principal. The market values of certain of these loans also tend to be more sensitive to changes in economic conditions than better quality loans.

Tradeable Debt. The Fund expects to, and the Underlying Funds may, invest in tradeable bank loans or corporate debt, including broadly syndicated loans (“BSLs”) by acquiring them from third parties either in the primary or the secondary market. BSLs are typically originated and structured by banks on behalf of large corporate borrowers. The proceeds of BSLs are often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. BSLs are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs; senior secured loan and high yield bond mutual funds; closed-end funds, hedge funds, banks, and insurance companies; and finance companies. A borrower must comply with various covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the broadly syndicated loan. Investments in BSLs may expose the Fund to different risks, including with respect to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation. Fluctuations in the market price of securities may affect the value of the BSL’s investments and may increase the risks inherent in such investments. The ability to sell the investments in the market may depend on demand, which may be impracticable or impossible in certain market environments. Bank loans are frequently traded on the basis of standardized documentation, which is used in order to facilitate trading and market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity, that the current level of liquidity will continue or that the same documentation will be used in the future. The settlement of trading in bank loans often requires the consent of the borrower or the involvement of third parties, such as administrative or syndication agents, and there presently is no central clearinghouse or authority that monitors or facilitates the trading or settlement of all bank loan trades. Often, settlement may be delayed due to the actions of a third party or counterparty, and adverse price movements may occur in the time between trade and settlement, which could result in adverse consequences for the Fund. The failure to satisfy certain contractually imposed settlement requirements results in the forfeiture of delayed compensation, as provided for under the Loan Syndications and Trading Association (“LSTA”) Standard Terms and Conditions for Par/Near Par Trade Confirmations. The Fund will bear any such forfeiture. Despite diversification, high concentration may arise in certain markets. Problems may be encountered in the valuation or sale of certain investments, and in some cases, investments may have to be sold below their value. Some investments may involve assets which are exposed to high market, credit and liquidity risks (including the risk of insolvency or bankruptcy of the borrower). Investments may be leveraged at the level of the investment (e.g., by margin borrowing or otherwise). If the capital gains on the investments acquired with leverage are greater than the interest on the loans, the investment’s assets will increase faster than if no leverage had been used. In the event of price falls, this leverage is outweighed by a more rapid decline in the investment’s assets.

The Fund’s Debt Investments May be Highly Leveraged. The issuers of the Fund’s and Underlying Funds’ debt investments may be highly leveraged, increasing their exposure to adverse economic factors such as rising interest rates, reduced cash flows, fluctuations in exchange rates, inflation, downturns in the economy or deterioration in the condition of the Underlying Investment or its industry, which may have adverse consequences to these issuers and to the Fund as an investor. These issuers may be subject to restrictive financial and operating covenants and the leverage may impair these issuers’ ability to finance their future operations and capital needs. As a result, these issuers’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. In addition, leveraged entities or assets are often subject to restrictions on making interest payments and other distributions which could negatively impact the Fund. Further, a leveraged issuer’s income and net assets will tend to increase or decrease at a greater rate than non-leveraged issuer’s income and net assets. If an entity cannot generate adequate cash flow to meet debt obligations, it may default on its loan agreements or be forced into bankruptcy resulting in a restructuring of its capital structure or liquidation of the entity. Furthermore, to the extent an Underlying Investment in which the Fund has invested becomes insolvent, the Fund may determine, in cooperation with other debt holders or on its own, to engage, at the Fund’s expense in whole or in part, counsel and other advisers in connection therewith. Leverage could result in more serious adverse consequences to such companies or assets in the event the foregoing factors or events occur than would be the case for less leveraged investments. To the extent companies or assets in which the Fund has invested become insolvent, the Fund could determine, in cooperation with other investors or on their own, to engage at the Fund’s expense in whole or in part, counsel and other advisors in connection therewith.

Small or Middle-Market Privately Held Companies. The Fund’s and Underlying Funds’ investments may include loans to small, middle market and/or less well-established privately held companies. Investments in small and middle-market companies involve some of the same risks that apply generally to investments in larger, more established companies; however, while smaller private companies may have potential for rapid growth, investments in such private companies pose significantly greater risks than investments in larger private companies and public companies. For example, small and middle-market private companies:

•	have reduced access to the capital markets and higher funding costs, resulting in diminished capital resources and the ability to withstand financial distress;

•	may have limited financial resources and may be unable to meet their obligations under their debt securities, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of realizing any guarantees that may have obtained in connection with the investment;

•	may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•	generally, are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on the Fund or Underlying Fund that has invested in the portfolio company; and

•	generally, have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies, as these securities typically are less liquid, traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time. Further, smaller capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations or may have difficulty in repaying any loans.

Underlying Private Funds and BDCs Generally. The Underlying Private Funds and BDCs typically provide greater flexibility than traditional investment funds that are registered under the 1940 Act with respect to the types of securities that may be owned, the types of trading strategies employed, including with respect to transactions with affiliates, and, in some cases, the amount of leverage that can be used. Accordingly, securities of the Underlying Private Funds and BDCs, as well as the underlying companies in which the Underlying Private Funds and BDCs invest, tend to be more illiquid and highly speculative. The Underlying Private Funds and BDCs have complex fee structures, including performance fees, that are broader than what is permitted for registered funds, and Shareholders may pay these fees indirectly by investing in the Fund. Furthermore, the Fund may have challenges in monitoring operations and performance of the Underlying Private Funds and BDCs due to the inability to access information about private fund investments and valuations. The Fund can only value the Underlying Private Funds and BDCs at NAV if permitted by applicable accounting standards.

The Fund may invest in Underlying Private Funds and BDCs that are general or limited partnerships. Partnership units may be less liquid than publicly traded common stock. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification. Additionally, the regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of private investment funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s and/or the Advisor’s legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund and/or the Advisor’s business. There can be no assurances that the Fund or the Advisor will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

Liquidity Mismatch. An Underlying Fund’s liquidity terms may differ from those of the Fund. For example, the Fund may invest in an Underlying Fund that permits voluntary withdrawals. In the event that there are substantial withdrawals or redemptions from an Underlying Fund within a limited period of time, the relevant Fund Manager may find it difficult to adjust its asset allocation and trading strategies. Under such circumstances, in order to provide funds to pay withdrawals or redemptions, the Fund Managers may be required to liquidate positions at an inappropriate time or on unfavorable terms. On an ongoing basis, irrespective of the period over which substantial withdrawals or redemptions occur, it may be more difficult for the relevant Underlying Fund to generate additional profits operating on a smaller asset base and, as a result of liquidating assets to fund withdrawals or redemptions, which may adversely affect the Fund’s investment therein.

Leverage Utilized by the Fund. The Fund may borrow money in connection with its investment activities and to otherwise provide the Fund with liquidity—i.e., the Fund may utilize leverage. Specifically, the Fund may borrow money through a credit facility or other arrangements (such as lines of credit or repurchase agreements) up to the limits of the Asset Coverage Requirement. The Fund may use leverage to fund investments and to manage timing issues in connection with the acquisition of the Fund’s investments (e.g., to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of redemption proceeds from other investments) and to fund quarterly repurchases of the Fund’s outstanding shares. The Fund is expected to enter into a credit agreement for such purposes. See “Leverage.”

The use of leverage is speculative and involves certain risks. Although leverage will increase the Fund’s investment return if the Fund’s interest in an asset purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, the use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times of a “credit crunch” (meaning periods in which there is a substantial decline in lending activity by financial institutions and in the availability of loans and other forms of credit) or during general market turmoil, such as that experienced during late 2008. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Underlying Investments at inopportune times, which may further depress the returns of the Fund.

The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. A failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If the asset coverage declines to less than 300% (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.

Senior Loans Generally. Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurances that the liquidation of any collateral securing a Senior Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund or Underlying Funds could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s or Underlying Fund’s performance. In addition, Senior Loans may be subject to the risk of environmental liabilities that may arise with respect to collateral securing the obligations.

Many Senior Loans in which the Fund or Underlying Funds may invest may not be rated by a rating agency, will not be registered with the SEC, or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, the Advisor and Sub-Advisors will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the Senior Loans in which the Fund or Underlying Funds may invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Advisor and Sub-Advisors believe that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Advisor and Sub-Advisors do not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis than upon ratings.

Although any particular senior secured loan often will share many similar features with other loans and obligations of its type, the actual terms of any particular senior secured loan, will have been a matter of negotiation and will thus be unique. Any particular loan or obligation may contain terms that are not standard and that provide less protection to creditors than might be expected, including in respect of covenants, events of default, security or guarantees. The leveraged credit markets and negotiated terms of loans are constantly evolving and the Advisor and/or Sub-Advisors, as applicable, may select Underlying Investments in the secondary market that provide less protection for creditors in the event of a default than is customary or current in the market.

The effect of an economic downturn on default rates and the ability of finance providers to protect their investment in a default situation is uncertain. Furthermore, the holders of senior secured loans are more diverse than ever before, and the increasing diversification of the investor base has also been accompanied by an increase in the use of hedges, swaps and other derivative instruments to protect against or spread the economic risk of defaults. All of these developments may further increase the risk that historical recovery levels will not be realized. The returns on senior secured loans therefore may not adequately reflect the risk of future defaults and the ultimate recovery rates.

No active trading market may exist for some Senior Loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund or Underlying Funds may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund or Underlying Funds could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund or Underlying Funds may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Fund’s or Underlying Funds’ yield may be lower.

When interest rates decline, the value of a fund invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a fund invested in fixed rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of floating rate Senior Loans is substantially less sensitive to changes in market interest rates than fixed rate instruments. As a result, to the extent the Fund or Underlying Funds invest in floating rate Senior Loans, the Fund’s and such Underlying Funds’ portfolio may be less volatile and less sensitive to changes in market interest rates than if the Fund or Underlying Funds invested in fixed rate obligations; however, a considerable rise of the floating rates may push issuers into default positions which could have a substantial negative impact on the Underlying Investment and Fund. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s or Underlying Funds’ NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s NAV.

The Fund or Underlying Funds may purchase and retain in its portfolio Senior Loans where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund or Underlying Fund may determine or be required to accept equity securities or junior fixed income securities in exchange for all or a portion of a Senior Loan.

The Fund or Underlying Funds may purchase Senior Loans on a direct assignment basis. If the Fund or an Underlying Fund purchases a Senior Loan on direct assignment, the Fund or Underlying Fund typically would succeed to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Fund. For example, if such loan is foreclosed, the Fund or Underlying Funds could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. The Fund or Underlying Funds may also purchase, without limitation, participations in Senior Loans. The participation by the Fund or Underlying Funds in a lender’s portion of a Senior Loan typically will result in the Fund or Underlying Funds having a contractual relationship only with such lender, not with the borrower. As a result, the Fund or Underlying Funds may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a borrower and generally are offered by banks or other financial institutions or lending syndicates. may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund or the Underlying Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund or Underlying Fund intends to invest may not be rated by any nationally recognized rating service. Certain loan participations and assignments may be treated by the Fund or Underlying Fund as illiquid.

Covenant-Lite Loans. A significant number of leveraged loans in the market may consist of loans that do not contain financial maintenance covenants (“Covenant-Lite Loans”). Such loans do not require the borrower to maintain debt service or other financial ratios. Ownership of Covenant-Lite Loans by the Fund or Underlying Funds may expose the Fund and Underlying Funds to different risks, including with respect to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation than is the case with loans that also contain financial maintenance covenants. In addition, the lack of such financial covenants may make it more difficult to trigger a default in respect of such loans.

Non-Investment Grade, Below Investment Grade, Unrated and Distressed Securities. The Fund or Underlying Funds may invest in fixed income securities rated investment grade or non-investment grade (commonly referred to as high yield securities or “junk” securities) and may include investments in unrated fixed income securities and debt obligations. Non-investment grade securities are fixed income securities rated below Baa by Moody’s or below BBB by S&P, or if unrated considered by the Advisor, Sub-Advisor or Fund Manager, as applicable, to be equivalent quality. Evaluating credit risk for debt securities involves uncertainty because credit rating agencies throughout the world have different standards, making comparisons across countries difficult. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. Non-investment grade securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. Non-investment grade securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. Non-investment grade securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In the event of a default, an Underlying Fund or the Fund may incur additional expenses to seek recovery. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Certain companies to which the Fund or Underlying Funds directly or indirectly have exposure may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. In such a case, the Fund may have a more active participation in the affairs of such issuers than is generally assumed by a debt investor. The characteristics of these companies can cause their credit-related securities to be particularly risky and speculative, and the ability of the companies to pay their debts on schedule could be materially affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. These securities may also present a substantial risk of default. The Fund’s or an Underlying Fund’s investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which the Fund or an Underlying Fund may invest may be non-investment grade (commonly referred to as junk securities), which may result in the Fund or Underlying Fund experiencing greater risks than it would if investing in higher rated instruments and loss of investment.

Collateralized Debt Obligations and Other Structured Products. In addition to the general risks associated with fixed income securities discussed in this Prospectus and the SAI, CDOs and other structured products carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. To the extent the Fund makes equity investments in CDOs, and depending on whether these investments are characterized as debt or equity for U.S. federal income tax purposes, these investments may raise additional U.S. federal income tax issues, including (i) those applicable to debt instruments, as described above, (ii) those applicable to a holder of an equity investment in a non-U.S. corporation, as described below in “Risk—Principal Investment-Related Risks—Non-U.S. Risk,” and (iii) the risk of material entity-level U.S. federal income tax on income of the CDOs or CLOs that is effectively connected with a U.S. trade or business.

The credit quality of CDOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., securities or loans) of CDOs may be subject to prepayments, which would shorten the weighted average maturity and may lower the return of the CDO. If a credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The transaction documents relating to the issuance of CDOs may impose eligibility criteria on the assets of the issuing SPE, restrict the ability of the investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the SPE’s investment manager to maximize returns on the CDOs. In addition, other parties involved in structured products, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CDOs. Furthermore, CDO transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), require that proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CDO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CDOs may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CDOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished. The value of CDO securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on the assets and availability, price and interest rates of the assets. CDOs are limited recourse, may not be paid in full and may be subject to up to 100% loss.

Certain structured products may be thinly traded or have a limited trading market. CLOs, CDOs and credit-linked notes are typically privately offered and sold. As a result, investments in structured products may be characterized by the Fund as illiquid securities. There also may be costs associated with the management of the structured products embedded in the cash flow and return to investors.

The risks described above also apply to other structured investment products and structured transactions such as collateralized fund obligations and similar investment vehicles.

Credit Default Swaps. Credit default swap agreements and related instruments, such as credit default swap index products, involve greater risks than if the Fund had taken a position in the reference obligation directly (either by purchasing or selling) since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A buyer generally will also lose its upfront payment or any periodic payments it makes to the seller counterparty and receive no payments from its counterparty should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional amount it pays to the buyer, resulting in a loss of value to the seller. A seller of a credit default swap or similar instrument is exposed to many of the same risks of leverage since, if a credit event occurs, the seller generally will be required to pay the buyer the full notional amount of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

In circumstances in which the Fund or an Underlying Fund does not own the securities or loans that are deliverable under a credit default swap, the Fund is exposed to the risk that deliverable securities will not be available in the market, or will be available only at unfavorable prices, as would be the case in a so-called “short squeeze.” In certain instances of issuer defaults or restructurings, it has been unclear under the standard industry documentation for credit default swaps whether or not a “credit event” triggering the seller’s payment obligation had occurred. Certain initiatives adopted by derivatives market participants, including the International Swaps and Derivatives Association (“ISDA”), are designed to implement uniform settlement terms into standard credit default swap documentation, as well as refine the practices for the transparent conduct of the credit default swap market generally. Among these initiatives are the ISDA Credit Derivatives Determination Committee and the implementation of market-wide cash settlement protocols applicable to all market-standard credit default swaps.

These initiatives are intended to reduce both the uncertainty as to the occurrence of credit events and the risk of a “short squeeze” by providing that the ISDA Credit Derivatives Determinations Committee will make determinations as to whether a credit event has occurred, establish an auction to determine a settlement price and identify the deliverable securities for purposes of the auction, although the ISDA Credit Derivatives Determinations Committee may in certain limited circumstances refrain from doing so. In the event the ISDA Credit Derivatives Determinations Committee cannot reach a timely resolution with respect to a “credit event” or otherwise does not establish a cash settlement auction, the Fund may not be able to realize the full value of the credit default swap upon a default by the reference entity. Furthermore, the Fund may enter into certain credit default swaps or similar instruments that may not be covered by these initiatives.

In the event the ISDA Credit Derivatives Determinations Committee does not establish a cash settlement auction and identify the relevant deliverable securities or loans, the credit default swap buyer will have broad discretion to select which of the reference entity’s debt obligations to deliver to the Fund following a credit event and will likely choose the obligations with the lowest market value in order to maximize the payment obligations of the Fund. In addition, credit default swaps generally trade on the basis of theoretical pricing and valuation models, which may not accurately value such swap positions when established or when subsequently traded or unwound under actual market conditions.

In addition, the credit derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the credit derivatives market could adversely affect the Fund’s ability to successfully use credit derivatives. Credit default swap transactions also can also be subject to other risks described under “Derivatives Generally” above.

Insolvency of Underlying Investments. The Underlying Investments may be subject to various laws enacted for the protection of creditors in the jurisdictions of incorporation of the obligors and, if different, the jurisdictions from which the obligors conduct their business and in which they hold their assets, which may adversely affect such obligors’ abilities to make payment on a full or timely basis. These insolvency considerations will differ depending on the country in which each obligor or its assets is located and may differ depending on the legal status of the obligor. In particular, it should be noted that a number of continental European and emerging market jurisdictions operate “debtor-friendly” insolvency regimes which could result in delays in payments under Underlying Investments where obligations are subject to such regimes, in the event of their insolvency. The different insolvency regimes applicable in the different jurisdictions result in a corresponding variability of recovery rates for loans entered into or issued by obligors in such jurisdictions. When a company seeks relief under the applicable insolvency laws of a particular jurisdiction (or has a petition filed against it), an automatic stay may prevent all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect security interests or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the insolvency filing will generally require the permission of the court or a relevant insolvency officeholder to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so at the discretion of the court or the relevant insolvency officeholder. Thus, even if the Fund holds a secured claim, it may be prevented from enforcing its security and collecting the value of the collateral securing its debt, unless relief from the automatic stay is granted. If relief from the stay is not granted, the Fund may not realize a distribution on account of its secured claim until a distribution (if any) is made to the Fund by the relevant court or insolvency officeholder. Security interests held by creditors are closely scrutinized, may be challenged in insolvency proceedings, and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral, and, because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will be more likely to experience a significant loss of its investment. There can be no assurance that the security interests securing the Fund’s claims will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against the challenge.

Insolvency proceedings are inherently litigious, time consuming, highly complex and driven extensively by facts and circumstances, which can result in challenges in predicting outcomes. Insolvency proceedings may have adverse and permanent effects on a company. For instance, a company may lose its market position and key employees or otherwise become incapable of emerging from insolvency proceedings and restoring itself as a viable entity. Further, if insolvency proceedings result in liquidation, the liquidation value of a company may not equal the liquidation value that was believed to exist at the time of the investment. The administrative costs incurred in connection with insolvency proceedings are frequently high and will be paid out of the debtor’s estate prior to any return to creditors. Certain claims, such as claims for taxes, may in certain jurisdictions have priority by law over the claims of other creditors.

In addition, Underlying Investments located in some jurisdictions may be involved in restructurings, insolvency proceedings and/or reorganizations that are not subject to laws and regulations that are similar to the laws and the rights of creditors afforded in U.S. jurisdictions. To the extent such laws and regulations do not provide the Fund with equivalent rights and privileges necessary to promote and protect its interest in any such proceeding, the Fund’s Underlying Investments in any such Underlying Investment may be adversely affected. For example, insolvency law and process in such other jurisdictions may differ substantially from that in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims.

Legal Finance. Litigating and settling private lawsuits can be a very lengthy and expensive process. Parties to a litigation and/or their counsel are in need of immediate funds for a variety of reasons. The Fund or an Underlying Fund may enter into arrangements with a plaintiff or law firm in order to provide capital to fund litigation in exchange for a portion of the award or settlement. Generally, the recipient of such financing is not obligated to make any payment unless and until litigation proceeds are actually received by the litigant or their counsel. If the matter fails to be resolved, or is resolved adversely to the plaintiff, there is generally no obligation to pay anything and the Fund or Underlying Fund would suffer a complete loss of the capital invested.

Non-U.S. Risk. Certain of the Fund’s Underlying Investments may include assets outside of the United States. Non-U.S. securities or instruments involve certain factors not typically associated with investing in U.S. securities or instruments, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund’s non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between the U.S. and non-U.S. securities markets, including higher rates of inflation, higher transaction costs and potential price volatility in, and relative illiquidity of, some non-U.S. securities markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less governmental supervision and regulation in some countries; (v) certain economic, social and political risks, including potential exchange control regulations and restrictions on non-U.S. investment and repatriation of capital, the risks of political, economic or social instability, including the risk of sovereign defaults, and the possibility of expropriation or confiscatory taxation and adverse economic and political development; (vi) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities or instruments; (vii) differing, and potentially less well developed or well-tested laws regarding creditor’s rights (including the rights of secured parties), corporate governance, fiduciary duties and the protection of investors; (viii) difficulty in enforcing contractual obligations; (ix) difficulty in obtaining or enforcing court judgments abroad; (x) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (xi) reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; (xii) political hostility to investments by foreign or private investment fund investors; and (xiii) less publicly available information. Some non-U.S. securities in which the Fund invests may be less liquid and more volatile than securities of comparable U.S. issuers.

Because the effectiveness of the judicial systems in the countries in which the Fund may invest varies, the Fund (or certain Underlying Investments) may have difficulty in foreclosing or successfully pursuing claims in the courts of such countries, as compared to the United States or other countries. Further, to the extent the Fund or an Underlying Investment may obtain a judgment but is required to seek its enforcement in the courts of one of these countries in which the Fund invests, there can be no assurance that such courts will enforce such judgment. The laws of other countries often lack the sophistication and consistency found in the United States with respect to foreclosure, bankruptcy, corporate reorganization or creditors’ rights.

Additionally, the Fund or Underlying Funds may invest directly or indirectly in foreign companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied regarding the companies may be incomplete, inaccurate and/or significantly delayed. The Fund and the Underlying Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such portfolio companies, which may ultimately have an adverse impact on the NAV of the Fund.

The Fund or Underlying Funds could be negatively impacted by the current hostilities in Eastern Europe, including direct and indirect effects on their operations and financial condition. In the event these hostilities escalate, the impact could be more significant.

The Fund or Underlying Funds may invest directly or indirectly in companies that operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, as a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on Russian sovereign debt and on certain Russian individuals, financial institutions, and others. Sanctions could result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. These sanctions and other types of sanctions could also impair the Fund’s or Underlying Funds’ ability to meet their investment objectives. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund or Underlying Funds to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact the Fund’s or Underlying Funds’ ability to sell securities or other financial instruments as needed to meet shareholder redemptions. The Fund or an Underlying Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund or an Underlying Fund to dispose of its securities or to determine the value of its net assets. In addition, the Advisor, Sub-Advisors and their respective affiliates may be obligated to comply with certain anti-boycott laws and regulations which prevent them and the Fund from engaging in certain discriminatory practices that may be allowed or required in certain jurisdictions. The Fund’s failure to discriminate in this manner could make it more difficult for the Fund to pursue certain investments and engage in certain business activities. The United States Foreign Corrupt Practices Act

(the “FCPA”), and other anti-corruption laws and regulations, as well as anti-boycott regulations, may also apply to the Fund and Underlying Investments and a violation of such laws and regulations could have a material adverse effect on the Fund or the Underlying Investments.

Underlying Investment Risks Generally. The Fund’s Underlying Investments will include securities issued by private entities, and operating results of the Fund or these companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses. In some cases, the success of the Fund’s investment strategy will depend, in part, on the ability of the Underlying Investment’s management team to restructure and effect improvements in the operations of an Underlying Investment. There can be no assurance that such management teams will be able to successfully identify and implement such improvements. Certain of the Fund’s Underlying Investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the Investment. In addition, certain instruments may provide for payments-in-kind, which have a similar effect of deferring current cash payments. In such cases, an issuer’s ability to repay the principal of an Underlying Investment may depend on a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Regulation, Regulatory Approvals and Government Licenses.Certain Underlying Investments may be subject to extensive regulation by national governments and/or political subdivisions thereof, which could prevent the Fund from making investments it otherwise would make, or which may cause the Fund to incur substantial additional costs or delays that it otherwise would not suffer. Underlying Investments in certain jurisdictions are dependent upon the grant, renewal or continuance in force of appropriate contracts, licenses, permits and regulatory approvals and consents which are generally valid only for a defined time period, subject to limitations or provide for withdrawal in certain circumstances. There can be no assurance that an Underlying Investment targeted by the Fund will be able to: (i) obtain all such required regulatory approvals and licenses that it does not yet have or that it will require in the future; (ii) obtain any necessary modifications to existing regulatory approvals and licenses; or (iii) maintain required regulatory approvals and licenses. Delay in obtaining or failure to obtain and maintain in full force and effect any regulatory approvals and licenses, or amendments thereto, or delay or failure to satisfy any regulatory conditions or other applicable requirements could prevent operation of a facility owned by an Underlying Investment, the completion of a previously announced acquisition or sales to third parties, could limit the Underlying Investment’s ability to engage in certain regulated activities or could otherwise result in additional costs to an Underlying Investment. Additionally, governments and other regulators often impose conditions on the operations and activities of an Underlying Investment as a condition of granting its approval or to satisfy regulatory requirements. Such conditions, which could be statutory or commercial in nature, could limit an Underlying Investment’s ability to invest in competing industries or acquire significant market power in a particular market, or provide a disincentive to do so. Further, governmental agencies from time to time impose conditions of ongoing ownership or equivalent requirements on an Underlying Investment in respect of underlying projects. This could include a requirement that certain assets remain managed by an Underlying Investment in the absence of further approval. Such conditions are susceptible to revision or cancellation and legal redress could be uncertain or delayed. There can be no assurance that joint ventures, licenses, license applications or other legal arrangements will not be adversely affected by the actions of government authorities or others and the effectiveness and enforcement of such arrangements cannot be assured.

Underlying Investment Terms. An Underlying Investment, such as a private credit investment, may have a contractual return that is not paid entirely in cash, but rather is paid partially or wholly in-kind or as an accreting liquidation preference. This may have the effect of lengthening the time before cash is received and increasing the Fund’s risk exposure. In some cases, the Fund may be prohibited by contract from selling certain securities for a period of time. A significant period of time may elapse from the time the Fund commits to make an Underlying Investment until the time such Underlying Investment matures and the Fund is able to realize a return on the Underlying Investment. As a result, it is possible that no significant return will be realized by the Fund from most of its Underlying Investments for a substantial number of years. If the Fund is required to liquidate all or a portion of its portfolio positions quickly, then the Fund may realize significantly less than the value at which the Fund previously recorded those investments.

Director Liability. Partners Group (USA), on behalf of the Fund and subject to the terms of its Sub-Advisory Agreement, may seek to obtain the right to appoint one or more representatives to the board of directors (or similar governing body) of an Underlying Investment. Serving on the board of directors (or similar governing body) of an Underlying Investment exposes the Fund’s representatives, and ultimately the Fund, to potential liability. Not all Underlying Investments may obtain insurance with respect to such liability, and the insurance that Underlying

Investments do obtain may be insufficient to adequately protect Fund representatives from such liability. The Fund will indemnify its representatives for and against all claims, including liabilities arising from such suits, and such indemnification obligations could be substantial. In addition, involvement in litigation can be time-consuming for such representatives and can divert the attention of such representatives from the Fund’s investment activities.

Disposition of Underlying Investments. In connection with the disposition of an Underlying Investment, Partners Group (USA), on behalf of the Fund and subject to the terms of its Sub-Advisory Agreement, may be required to make representations and warranties regarding the Fund’s business and its financial affairs and to indemnify the purchasers of such Underlying Investment to the extent that any such representations and warranties are inaccurate or misleading. These arrangements may result in liabilities for the Fund. The disposition of Underlying Investments by the Fund may also give rise to certain tax liabilities.

Expedited Transactions. Investment analyses and decisions by the Advisor and/or Sub-Advisors, as applicable, may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to the Advisor and/or Sub-Advisors, as applicable, at the time such decisions are made may be limited, and the Advisor and/or Sub-Advisors, as applicable, may not have access to detailed information regarding an Underlying Investment. Therefore, no assurance can be made that the Advisor and/or Sub-Advisors, as applicable, will have knowledge of all circumstances that may adversely affect such Underlying Investment.

Debt that Ranks Equally With or Senior To the Fund’s Debt Investments. The issuers of the debt in which the Fund or an Underlying Fund may invest may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which the Fund invests. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the debt instruments in which the Fund invests Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of the issuer, holders of debt instruments ranking senior to the Fund’s investment in that issuer would typically be entitled to receive payment in full before the Fund receives any proceeds. After repaying such senior creditors, such issuers may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant issuer.

The Fund’s Debt Investments May Be Subordinated to Claims of Other Creditors and Could Subject the Fund to Lender Liability. If one of the issuers of the Fund’s or an Underlying Fund’s debt investments were to file for bankruptcy, depending on the facts and circumstances, a bankruptcy court might re-characterize the Fund’s debt investment and subordinate all or a portion of the Fund’s claim to that of other creditors. The Fund may also be subject to lender liability claims for actions taken by the Fund with respect to a borrower’s business or instances where the Fund exercises control over the borrower.

The Fund Generally Will Not Control the Issuers of the Fund’s Debt Investments. The Fund and/or its affiliates may but generally do not expect to control the issuers of the Fund’s debt investments, even though the Fund may have board representation or board observation rights, and the Fund’s debt agreements with such issuers may contain certain restrictive covenants. As a result, the Fund is subject to the risk that issuer may make business decisions with which the Fund disagrees and the management of such company may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor. Due to the lack of liquidity for the Fund’s investments in non-traded issuers, the Fund may not be able to dispose of the Fund’s interests in the issuer as readily as the Fund would like or at an appropriate valuation. As a result, an issuer could make decisions that could decrease the value of the Fund’s debt investment in such issuer.

Collateral Risk. The collateral and security arrangements in relation to secured obligations in which the Fund may invest will be subject to such security or collateral having been correctly created and perfected and subject to any applicable legal or regulatory requirements, which may restrict the giving of collateral or security by an obligor, such as, for example, thin capitalization, over-indebtedness, financial assistance and corporate benefit requirements. If the investments do not benefit from the expected collateral or security arrangements, this may adversely affect the value of, or, in the event of default, the recovery of principal or interest from, such investments made by the Fund. Accordingly, any such failure to properly create or perfect collateral and security interests attaching to the investments could have a material adverse effect on the Fund.

Collateral Securing the Fund’s Debt Investments May Not Be Sufficient to Repay the Fund. Certain of the Fund’s or an Underlying Fund’s debt investments may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the issuer’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the issuer under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before the Fund or an Underlying Fund. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then the Fund or Underlying Fund, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

Intercreditor Agreements. The rights the Fund or an Underlying Fund may have with respect to the collateral securing the debt investments the Fund or an Underlying Fund makes to the issuers with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that the Fund or an Underlying Fund may enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. The Fund or an Underlying Fund may not have the ability to control or direct such actions, even if the Fund’s or Underlying Fund’s rights are adversely affected.

Inability to Refinance. While the Fund’s private credit investments may be self-liquidating and fully amortizing, the Fund may seek to finance, refinance or dispose of one or more of its Underlying Investments to obtain liquidity, leverage the return on its equity or to reduce potential losses with respect to non-performing assets. Under such circumstances, there may be no established trading or lending market for the Underlying Investment. Such financings may contain mark-to-market or other leverage ratio maintenance provisions, as well as other covenants and will contain default provisions. A change in the market or deterioration of specific Underlying Investments could result in a margin or capital call, if applicable. If the Fund is not able to pay or refinance any such financing, to dispose of its Underlying Investment if necessary to do so or to meet a margin call, if applicable, or otherwise defaults on such a financing, the Fund could suffer losses. In addition, the success of certain Underlying Investments may be partially or wholly dependent upon the borrower being able to refinance the loan held by the Fund.

Unsecured Debt Investments. The Fund or an Underlying Fund may also make unsecured debt investments, meaning that such investments will not benefit from any interest in collateral of the issuers. Liens on such collateral, if any, will secure the issuer’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the issuer under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before the Fund or an Underlying Fund is so entitled. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy unsecured debt obligations after payment in full of all secured debt obligations.

Inflation May Adversely Affect the Issuers of the Fund’s Debt Investments. Certain of the issuers of the Fund’s or an Underlying Fund’s debt investments are in industries that may be impacted by inflation. If such issuers are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Fund’s or Underlying Fund’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in such issuers’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Fund’s or Underlying Fund’s debt investments could result in future realized or unrealized losses and reduce the Fund’s or Underlying Fund’s NAV.

Changes to U.S. Tariff and Import/Export Regulations May Adversely Affect Issuers of the Fund’s Debt Investments. The current U.S. administration has signified potential significant changes to U.S. trade policies, treaties and tariffs, creating uncertainty about the future relationship between the United States and other countries. These additional tax policy developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade.

Any of these factors could dampen economic activity and limit the access of issuers of the Fund’s or an Underlying Fund’s debt investments to suppliers or customers, resulting in a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact the Fund.

Defaults by Issuers of the Fund’s Debt Investments. The failure of an issuer of the Fund’s or an Underlying Fund’s debt investments to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize an issuer’s ability to meet its obligations under the debt or equity securities that the Fund or an Underlying Fund holds. The Fund or an Underlying Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting issuer. In addition, lenders (including the Fund or an Underlying Fund) in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that the Fund or an Underlying Fund could become subject to a lender’s liability claim, including as a result of actions taken if the Fund or Underlying Fund renders significant managerial assistance to the borrower. Furthermore, if one of the issuers of the Fund’s or an Underlying Fund’s debt investments were to file for bankruptcy protection, a bankruptcy court might re-characterize the Fund’s or Underlying Fund’s debt holding and subordinate all or a portion of the Fund’s or Underlying Fund’s claim to claims of other creditors, even though the Fund or Underlying Fund may have structured the Fund’s or Underlying Fund’s investment as senior secured debt. The likelihood of such a re-characterization would depend on the facts and circumstances, including the extent to which the Fund or Underlying Fund provided managerial assistance to the issuer.

Small and Middle Market Companies Generally. The Fund’s and Underlying Funds’ investments may include investments in small and middle market companies. Investments in small and middle market companies involve some of the same risks that apply generally to investments in larger, more established companies. However, such investments have more pronounced risks in that small and middle market companies: may have limited financial resources and may be unable to meet the obligations under their debt securities that the Fund or Underlying Funds hold, which may be accompanied by a deterioration in the value of any collateral pledged under such securities and a reduction in the likelihood of the Fund or Underlying Fund realizing any guarantees the Fund or Underlying Fund may have obtained in connection with the Fund’s or Underlying Fund’s investment; frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns; are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company and, in turn, on the Fund; generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, the Fund or an Underlying Fund may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s or Underlying Fund’s debt investments in small and middle market companies; and may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Privately Held Companies Generally. The Fund intends to invest and the Underlying Funds may invest in privately held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. Second, the depth and breadth of experience of management in private companies tends to be less than that at public companies, which makes such companies more likely to depend on the management talents and efforts of a smaller group of persons and/or persons with less depth and breadth of experience. Therefore, the decisions made by such management teams and/or the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s or Underlying Fund’s investments and, in turn, on the Fund. Third, the investments themselves tend to be less liquid. As such, the Fund and Underlying Funds may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of the Fund’s target private companies may affect the Fund’s and/or Underlying Fund’s investment returns. Fourth, limited public information generally exists about private companies. Fifth, these companies may not have third-party debt ratings or audited financial statements. The Fund must therefore rely on the ability of the Advisor and/or Sub-Advisor (and the Underlying Funds must rely on the Fund Managers) to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. The Advisor and/or Sub-Advisor would typically assess an investment in a private company based on an estimate of the company’s earnings and enterprise value, among other things, and these estimates may be based on limited information and may otherwise be inaccurate, causing the Advisor and/or Sub-Advisor to make different investment decisions than it may have made with more complete information. These private companies and their financial information will not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If the Fund or an Underlying Fund is unable to uncover all material information about these companies, the Fund and/or Underlying Fund may not make a fully informed investment decision, and the Fund and/or Underlying Fund may lose money on its investments.

Lack of Liquidity in Certain Fund Investments. The Fund intends to and the Underlying Funds may invest in certain companies whose securities are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of certain of the Fund’s and Underlying Funds’ investments may make it difficult for the Fund and/or Underlying Funds to sell these investments when desired. In addition, if the Fund or an Underlying Fund is required to liquidate all or a portion of its portfolio quickly, the Fund and/or such Underlying Fund may realize significantly less than the value at which the Fund or Underlying Fund had previously recorded these investments. The reduced liquidity of the Fund’s and Underlying Funds’ investments may make it difficult for the Fund and the Underlying Funds to dispose of them at a favorable price, and, as a result, the Fund may suffer losses.

Lack of Funds or Ability to Make Additional Investments in Companies. The Fund or an Underlying Fund may not have the funds or ability to make additional investments in a company. After the Fund’s or Underlying Fund’s initial investment in a company, the Fund or Underlying Fund may be called upon from time to time to provide additional funds to such company or have the opportunity to increase the Fund’s or Underlying Fund’s investment through the exercise of a warrant to purchase common stock. There is no assurance that the Fund or Underlying Fund will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on the Fund’s or an Underlying Fund’s part to make such an investment may have a negative impact on the company in need of such an investment, may result in a missed opportunity for the Fund or Underlying Fund to increase the Fund’s or Underlying Fund’s participation in a successful operation or may reduce the expected return on the investment.

Joint Ventures, Partnerships or Other Special Purpose Vehicles. The Fund may acquire, including through Co-Investments, jointly controlled or non-controlling interests in conjunction with participation by one or more third parties in such investment. The Fund may have interests or objectives that are inconsistent with those of the third-party partners or co-venturers. Although the Fund may not have full control over these investments and therefore may have a limited ability to protect its position therein, the Fund intends to seek to negotiate appropriate rights to protect the Fund’s interests. Nevertheless, such investments may involve risks not present in investments where a third party is not involved, including the possibility that a third-party partner or co-venturer may have financial difficulties, resulting in a negative impact on such investment, may have economic or business interests or goals which are inconsistent with ours, or may be in a position to take (or block) action in a manner contrary to the Fund’s investment objectives or the increased possibility of default by, diminished liquidity or insolvency of, the third party, due to a sustained or general economic downturn. Third-party partners or co-venturers may opt to liquidate an investment at a time during which such liquidation is not optimal for the Fund. In addition, the Fund may in certain circumstances be liable for the actions of its third-party partners or co-venturers. In those circumstances where such third parties involve a management group, such third parties may receive compensation arrangements relating to such investments, including incentive compensation arrangements.

Investment Modification Risk. The terms and conditions of loan agreements and related assignments with respect to the Underlying Investments may be amended, modified or waived only by the agreement of the lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) and, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligation arising from Underlying Investments could be modified, amended or waived in a manner contrary to the preferences of the Fund if a sufficient number of the other lenders concurred with such modification, amendment or waiver. There can be no assurance that any obligations arising from an Underlying Investment will maintain the terms and conditions to which the Fund originally agreed. The exercise of remedies may also be subject to the vote of a specified percentage of the lenders thereunder. The Fund may consent to certain amendments, waivers or modifications to the investments requested by obligors or the lead agents for loan syndication agreements. The Fund may extend or defer the maturity, adjust the outstanding balance of any investment, reduce or forgive interest or fees, release material collateral or guarantees, or otherwise amend, modify or waive the terms of any related loan agreement, including the payment terms thereunder. Any amendment, waiver or modification of an investment could adversely impact the Fund.

Secondary Investments. In addition to Secondary Investments in Underlying Private Funds (discussed below), the Fund or Underlying Funds may make other types of secondary investments, including as a member of a purchasing syndicate. The overall performance of secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases, the Fund or Underlying Fund may not be able to exclude from such purchases those investments that the Advisor, Sub-Advisor of Fund Manager, as applicable, considers (for commercial, tax, legal, or other reasons) less attractive. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

The Fund’s or an Underlying Fund’s secondary investments as a member of a purchasing syndicate may expose the Fund and such Underlying Fund to additional risks, including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member and (iv) execution risk.

The supply and, consequently, the pricing of secondary investments is dependent on a number of factors that may be adversely impacted by general conditions in the global financial markets. Higher valuations and increased liquidity and return of capital in the private credit investment market may result in fewer attractive investment opportunities being available for the Fund. Further, over the past several years, an ever-increasing number of secondaries investment funds and other capital pools targeted at the secondaries sector have been formed (and many such existing funds have grown substantially in size), and additional capital will likely be directed at this sector in the future. Other investment funds and other institutions currently in existence or organized in the future may have greater access to secondary investment opportunities and greater ability to complete investments than the Fund, or may have different return criteria than the Fund, any of which would afford them a competitive advantage.

When the Fund acquires Underlying Investments on a secondary market, the Fund will rely on values of such Underlying Investments that are reported by the Underlying Investments to the Fund’s predecessor-in-interest (e.g., sellers). The Fund will have no means of independently verifying valuations of such Underlying Investments and may not be able to obtain representations and warranties from sellers in respect of the accuracy of such reported values, and even if the Fund obtains such representations and warranties, the extent of recourse to sellers for breach of such representations and warranties may be limited by the terms of the purchase and sale agreement entered into by the Fund and the sellers. As a result, material misrepresentation or omission of the financial information of the Underlying Investments may negatively affect the Fund.

The Fund may from time to time incur contingent liabilities in connection with an Underlying Investment. There can be no assurance that the Fund will adequately reserve for their contingent liabilities and that such liabilities will not have an adverse effect on the Fund.

Continuation Funds and Stapled Secondary Transactions. The Fund may invest in continuation funds, which are funds that acquire one or more assets from an existing vehicle with the same general partner being on both sides of the transaction. Although safeguards are typically established to ensure that the purchase price of the asset(s) being sold is fair and reasonable (such as third-party valuations or fairness opinions), the acquisition of secondary market interests may present additional risks such as difficulty of valuing the relevant asset(s) being sold. Any inaccurate valuation may diminish the potential return of the involved underlying fund. The Fund may also make stapled primary investments which are transactions whereby a general partner leads the sale of interests in an existing fund to a buyer concurrently with a primary capital commitment by the buyer to a new fund raised by the same general partner. Conflicts of interests may arise in relation to stapled primaries as there can be a tension between (i) a general partner’s fiduciary duties owed to investors in the existing fund to maximize value through the sale of interests in the existing fund to a buyer, and (ii) the general partner’s desire to obtain capital from the buyer for an investment in the new fund. There can be no assurance that the resolution of any inherent conflict resulting from a continuation fund transaction or a stapled primary transaction will result in circumstances that favor the Fund.

Termination of the Fund’s Interest in an Underlying Private Fund. An Underlying Private Fund may, among other things, terminate the Fund’s interest in that Underlying Private Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Underlying Private Fund or if the continued participation of the Fund in the Underlying Private Fund would have a material adverse effect on the Underlying Private Fund or its assets. The Fund’s over-commitment strategy (which is described below under “Commitment Strategy”) may increase the risk that the Fund is unable to satisfy a capital call from an Underlying Private Fund.

Primary Investments in Underlying Private Funds. The market for Primary Investments may be very limited and competitive, and the Primary Investments to which the Fund wishes to allocate capital may not be available at any given time. Primary Investments may be heavily negotiated and may create additional transaction costs for the Fund.

Secondary Investments in Underlying Private Funds. The overall performance of the Fund’s Secondary Investments will depend in part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. There is a risk that investors exiting an Underlying Private Fund through a secondary transaction may possess superior knowledge regarding the value of their investment, and the Fund may pay more for a Secondary Investment than it would have if it were also privy to such information. Certain Secondary Investments may be purchased as a portfolio, and in such cases the Fund may not be able to carve out from such purchases those investments that the Advisor or a Sub-Advisor considers (for commercial, tax, legal or other reasons) less attractive.

Where the Fund acquires a Secondary Investment in an Underlying Private Fund, the Fund will generally not have the ability to modify or amend such Underlying Private Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments may be greater than those relating to Primary Investments. Where the Fund acquires a Secondary Investment in an Underlying Private Fund, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions of the relevant Secondary Investments and, subsequently, the Underlying Private Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Underlying Private Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Underlying Private Fund, there can be no assurance that the Fund would have such right or prevail in any such claim. The Fund may acquire Secondary Investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including, among other things: (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk. Additionally, the Fund may acquire interests in Secondary Investments through structured transactions such as CFOs or similar investment vehicles that own existing secondaries and co-investments. These structures may impose additional administrative costs that the Fund would not have incurred had it invested in Secondary Investments directly. Secondary Investments held inside of a CFO may be subject to the risks and benefits of leverage at the CFO level. If the Fund acquires a Secondary Investment in an Underlying Private Fund through a CFO, the Fund may be limited in its ability to enforce its rights against such Underlying Private Fund.

BDCs. A BDC, which is a type of closed-end fund, typically invests in small and medium-sized U.S. companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.

Securities of Other Investment Companies and Other Pooled Vehicles. Shareholders will bear not only their proportionate share of the Fund’s expenses (including the Fund’s operating expenses and the fees of the Advisor), but also, indirectly, the similar expenses of the Underlying Funds or other pooled vehicles in which the Fund invests, including special purpose vehicles through which the Fund may hold certain of its investments. Shareholders also will be exposed to the risks of the portfolio investments of the underlying investment companies or other pooled vehicles. Additionally, Underlying Private Funds and BDCs generally charge (and certain other Underlying Funds may charge) asset-based fees and incentive fees (which are determined by the income and/or capital gains generated by the Underlying Fund) that may be higher than those of other types of securities, which may adversely affect the Fund’s performance. There is a possibility that certain of the Underlying Private Funds and BDCs (and certain other Underlying Funds) may receive performance fees even if their performance – or the overall performance of the Fund itself – is negative (i.e., “netting risk”).

Commitment Strategy. The Fund may maintain a sizeable cash position in anticipation of funding capital calls. The Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by

Underlying Private Funds. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be negative.

The Fund may make an “over-commitment” to an investment from time to time, whereby the Fund may commit to making an investment in an amount that exceeds the ability of the Fund to contribute in full at the time of making the commitment, which could result in an insufficient cash supply to fund unfunded commitments to Underlying Private Funds. Such a short fall would have negative impacts on the Fund, including an adverse impact on the Fund’s ability to pay distributions, repurchase Shares or to meet expenses generally. Moreover, if the Fund defaults on its unfunded commitments or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Underlying Private Fund. Any failure by the Fund to make timely capital contributions in respect of its unfunded commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow, indirectly cause the Fund, and, indirectly, the Shareholders to be subject to certain penalties from the Underlying Funds (including the complete forfeiture of the Fund’s investment in an Underlying Fund), or (iii) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

“J-Curve” Performance Risk. Underlying Private Funds typically exhibit “J-Curve” performance, such that an Underlying Private Fund’s NAV typically declines moderately or flattens during the early portion of the Underlying Private Fund’s lifecycle as investment-related fees and expenses accrue prior to the realization of investment gains. As the Underlying Private Fund matures and as assets are sold, the Advisor believes that the pattern typically reverses with increasing NAV and distributions. There can be no assurance, however, that any or all of the Underlying Private Funds in which the Fund invests will exhibit this pattern of investment returns.

Co-Investments and Allocation of Investment Opportunities Risk. The Advisor may, and its affiliates and the Sub-Advisors and/or their affiliates do, advise clients and sponsor, administer, manage and/or advise traditional and non-traditional investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the “Related Investment Accounts”). Certain Related Investment Accounts may have investment objectives and/or utilize investment strategies that are similar or comparable to those of the Fund (the “Related Funds”). As a result, certain investments may be appropriate for the Fund and also for other Related Investment Accounts.

Decisions as to the allocation of investment opportunities among the Fund and other Related Investment Accounts present numerous inherent conflicts of interest, particularly where an investment opportunity has limited availability. In order to address these conflicts of interest, Russell Investments and the Sub-Advisors have adopted allocation policies and procedures that were designed to require that all investment allocation decisions made by the investment team are being made fairly and equitably among Related Investment Accounts over time. Russell Investments’ and the Sub-Advisors’ allocation policies and procedures can be revised at any time without notice to, or consent from, the shareholders.

Subject to applicable law, each of Russell Investments and the Sub-Advisors will allocate opportunities among the Fund and the Related Investment Accounts in their sole discretion. Russell Investments and the Sub-Advisors will determine such allocations among its Related Investment Accounts in their sole discretion in accordance with their respective guidelines and based on such factors and considerations as they deem appropriate. Subject to the foregoing and the paragraph below, investment opportunities generally will be allocated among the various Related Investment Accounts for which the investment has been approved fairly and in a manner consistent with applicable co-investment exemptive orders and the Advisor’s and Sub-Advisors’ allocation policies and procedures, as applicable.

Although the Advisor and Sub-Advisors, as applicable, will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles, allocations to such other accounts may reduce the amount and frequency of opportunities available to the Fund.

The 1940 Act imposes significant limits on co-investments with affiliates of the Fund. The Advisor, Sub-Advisors and the Fund have each received exemptive relief from the SEC that permits the Fund to, among other things, co-invest with certain other persons, including certain of the Advisor’s and Sub-Advisors’ affiliates and certain funds managed and controlled by the Advisor, Sub-Advisors or their affiliates, subject to certain terms and conditions (the “Orders”). The Orders contain certain conditions that could limit or restrict the Fund’s ability to participate in such transactions. In such cases, the Fund may participate in such investment to a lesser extent or, under certain circumstances, may not participate in such investment.

First Lien Senior Secured Loans, Second Lien Loans and Unitranche Debt. When the Fund or Underlying Funds invest, directly or indirectly, in first lien senior secured loans, second lien loans, and unitranche debt of portfolio companies, the Fund or Underlying Funds will generally seek to take a security interest in the available assets of those portfolio companies, including the equity interests of the portfolio companies’ subsidiaries. There is a risk that the collateral securing these loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent a debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s or an Underlying Fund’s lien may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under-collateralized involve a greater risk of loss. Consequently, the fact that a loan is secured does not guarantee that the Fund or Underlying Funds will receive principal and interest payments according to the loan’s terms, or at all, or that the Fund or Underlying Funds will be able to collect on the loan should the remedies be enforced. Finally, particularly with respect to a unitranche debt structure, unitranche debt will generally have higher leverage levels than a standard first lien term loan.

Mezzanine Loans. The Fund or Underlying Funds may, directly or indirectly, invest in mezzanine loans, which generally will be unrated or have ratings or implied or imputed ratings below investment grade, as well as loans or securities (including payment-in-kind loans) that are junior, unsecured, equity or quasi-equity instruments. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights, which are contractual rights of investors that establish procedures to register the re-offer and sale of securities acquired in an unregistered offering under the Securities Act of 1933. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to six years. Mezzanine investments are usually unsecured and subordinate to other debt obligations of an issuer and generally have greater credit and liquidity risk than is typically associated with investment grade corporate obligations or with obligations that are senior and secured. While mezzanine debt investments and other loans or securities that are junior or unsecured investments may benefit from the same or similar covenants as those enjoyed by the indebtedness ranking more senior to such investments and may benefit from cross-default provisions and security over the issuer’s assets, some or all of such terms may not be part of particular investments (for example, such investments may not be protected by financial covenants or limitations upon incurrence of additional indebtedness by the issuer). The risks associated with mezzanine debt include a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including a sustained period of rising interest rates or an economic downturn) may adversely affect the obligor’s ability to pay principal and interest on its debt. Many obligors on mezzanine debt are highly leveraged, and specific developments affecting such obligors, including reduced cash flow from operations or the inability to refinance debt at maturity, may also adversely affect such obligors’ ability to meet debt service obligations. Mezzanine debt is often issued in connection with leveraged acquisitions or recapitalizations, in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. Default rates for mezzanine debt and other junior unsecured securities have historically been higher than has been the case for investment grade securities. If the Fund makes an Underlying Investment that is not secured by collateral and the portfolio company in question becomes financially distressed or insolvent and does not successfully reorganize, the Fund will have no assurance (compared to those distressed securities investors that acquire only fully collateralized positions) that it will recover any of the principal that it has invested. While junior, unsecured, equity or quasi-equity Underlying Investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking more senior to such Underlying

Investments and may benefit from cross-default provisions and security over an issuer’s assets, some or all of such terms may not be part of the particular Underlying Investments. Moreover, the ability of the Fund to influence an issuer’s affairs, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. For example, under typical subordination terms, senior creditors are able to block the acceleration of the junior debt or the exercise by junior debt holders of other rights they may have as creditors. Accordingly, the Fund may not be able to take steps to protect its Underlying Investments in a timely manner or at all, and there can be no assurance that the return objectives of the Fund or any particular Underlying Investment will be achieved. Mezzanine investments are generally subject to various creditor risks, including the possible invalidation of an investment transaction as a “fraudulent conveyance” under relevant bankruptcy laws, so-called lender liability claims by the issuer of the obligations and environmental liabilities that arise with respect to collateral securing the obligations. Additionally, adverse credit events with respect to any investee company, such as missed or delayed payment of interest and/or principal, bankruptcy, receivership or distressed exchange, can significantly diminish the value of an investment in any such company. In addition, the debt instruments in which the Fund will invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and are not expected to be rated by a credit rating agency.

Credit Ratings Not a Guarantee of Quality. Credit ratings of Underlying Investments (to the extent an Underlying Investment is rated) represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of quality. A credit rating is not a recommendation to buy, sell or hold assets and may be subject to revision or withdrawal at any time by the assigning rating agency. In the event that a rating assigned to any corporate debt obligation is lowered for any reason, no party is obligated to provide any additional support or credit enhancement with respect to such corporate debt obligation. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value; therefore, ratings may not fully reflect the true risks of an Underlying Investment. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, such that an obligor’s current financial condition may be better or worse than a rating indicates. Consequently, credit ratings of any corporate debt obligation should be used only as a preliminary indicator of investment quality and should not be considered a completely reliable indicator of investment quality. Rating reductions or withdrawals may occur for any number of reasons and may affect numerous assets at a single time or within a short period of time, with material adverse effects upon the corporate debt obligation. It is possible that many credit ratings of assets included in or similar to the corporate debt obligation will be subject to significant or severe adjustments downward.

Exchange-Traded Funds. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. ETF shares can trade at either a discount or premium to their NAV. If an ETF held by the Fund or an Underlying Fund trades at a discount to NAV, the Fund or Underlying Fund could lose money even if the securities in which the ETF invests go up in value. There can be no assurances that an ETF’s investment objectives will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Asset-Backed Loans and Securities. The value of the Fund’s or Underlying Fund’s asset-backed loans and securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed loans and securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed loans and securities have become an increasing risk for asset-backed loans and securities that are secured by home-equity loans related to subprime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

Asset-backed loans and securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these loans and securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed loans and securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed loans and securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities. Collateralized loan obligations (“CLOs”) carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Fund or Underlying Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Trade Claims. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/ or transferability of trade claims during all or part of a bankruptcy proceeding. The markets in trade claims are not regulated by U.S. federal securities laws or the SEC.

Mortgage-Backed Loans and Securities. The value of MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the mortgages underlying the securities. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, the Fund or Underlying Fund has exposure to prime loans, subprime loans, Alt-A loans and/or non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to prime, subprime, Alt-A and non-conforming mortgage loans may be susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s or Underlying Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Residential mortgages are subject to the risks of delinquencies, defaults and losses, which may increase substantially over certain periods and affect the performance of the MBS in which certain Funds or Underlying Funds may invest. Mortgage loans backing non-agency MBS are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.

As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced MBS (a “TBA”) at a future date. At the time of purchase, the seller does not specify the particular MBS to be delivered. Instead, the Fund or Underlying Fund agrees to accept any MBS that meets specified terms agreed upon between the Fund and the seller. TBAs are subject to the risk that the underlying mortgages may be less favorable than anticipated by the Fund.

Collateralized mortgage obligations (“CMOs”) are issued in multiple classes, often referred to as “tranches,” with each tranche having specific risk characteristics, payment structures and maturity dates. This creates different prepayment and market risks for each CMO class. The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). The principal and interest payments on the underlying mortgages may be allocated among the several tranches of a CMO in varying ways including “principal only,” “interest only” and “inverse interest only” tranches. These tranche structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain structures, particular classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.

Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of property owners to make loan payments, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. Investments in CMBS are also subject to the risks of asset-backed loans and securities generally and may be particularly sensitive to prepayment and extension risks. CMBS securities may be less liquid and exhibit greater price volatility than other types of asset-backed loans and securities.

Adverse changes in market conditions and the regulatory climate may reduce the cash flow which the Fund or an Underlying Fund, to the extent it invests in MBS or other asset-backed loans and securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for MBS and other asset-backed loans and securities widen following the purchase of such assets by the Fund or Underlying Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for MBS and other asset-backed loans and securities and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for MBS and other asset-backed loans and securities. As a result, the liquidity and/or the market value of any MBS or asset-backed loans and securities that are owned by the Fund or Underlying Fund may experience declines after they are purchased by the Fund.

Derivatives Generally. Investments in a derivative instrument could lose more than the initial amount invested, and certain derivatives have the potential for unlimited loss. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices, and thus the Fund or an Underlying Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The Fund’s or an Underlying Funds’ use of derivatives may cause the Fund’s or Underlying Fund’s investment returns to be impacted by the performance of securities the Fund and Underlying Fund does not own and result in the Fund or Underlying Fund’s total investment exposure exceeding the value of its portfolio. Investments in derivatives can cause the Fund or an Underlying Fund’s performance to be more volatile. Leverage tends to exaggerate the effect of any increase or decrease in the value of a security, which exposes the Fund or Underlying Fund, as applicable, to a heightened risk of loss.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in conventional securities, physical commodities or other investments. Derivatives are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, credit risk, default risk, counterparty risk, management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which the Fund or an Underlying Fund would not be subject absent the use of these strategies. If the Fund’s or an Underlying Fund’s predictions of the direction of movements of the prices of the underlying instruments are inaccurate, the adverse consequences to the Fund or an Underlying Fund may leave the Fund or Underlying Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) dependence on the ability to predict correctly the direction of movements of the prices of the underlying instruments; (ii) imperfect correlation between the price of the derivative instrument and the underlying instrument and the risk of mispricing or improper valuation; (iii) the fact that skills needed to use these strategies are different from those needed for traditional portfolio management; (iv) the absence of a liquid secondary market for any particular instrument at any time, which risk is heightened for highly customized derivatives, including swaps; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for OTC derivative products and structured notes, additional credit risk, the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the derivative is based; (vii) the possible inability of the Fund or an Underlying Fund to purchase or sell a portfolio holding at a time that otherwise would be favorable for it to do so, or the possible need to sell the holding at a disadvantageous time, due to the requirement that the Fund or Underlying Fund post certain types of securities or cash as margin or collateral in connection with use of certain derivatives; and (viii) for options, the change in volatility of the underlying instrument due to general market and economic conditions or other factors, which may negatively affect the value of such option.

There is no assurance that a liquid secondary market will exist for certain derivatives in which the Fund or an Underlying Fund may invest. Participation in the option or futures markets, as well as the use of various forward contracts, involves investment risks and transaction costs to which the Fund or an Underlying Fund would not be subject absent the use of these strategies. In many cases, a relatively small price movement in a futures or option contract may result in immediate and substantial loss or gain to the holder relative to the size of a required margin deposit or premium received. There is also the risk of loss by the Fund or an Underlying Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund or Underlying Fund has an open position in an option, forward, swap or futures contract.

Leveraged swap transactions may experience substantial gains or losses in value as a result of relatively small changes in the value or level of an underlying or related market factor. A swap transaction may be modified or terminated only by mutual consent of the original parties, subject to agreement on individually negotiated terms. Therefore, it may not be possible for the Fund or an Underlying Fund to modify, terminate or offset the Fund’s or Underlying Fund’s obligations or the Fund or Underlying Fund’s exposure to the risks associated with a transaction prior to its scheduled termination date.

Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through the Fund or an Underlying Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Underlying Fund.

If a put or call option purchased by the Fund or an Underlying Fund is not sold when it has remaining value, and if, on the option expiration date, the market price of the underlying security or index, in the case of a purchased put, remains equal to or greater than the exercise price or, in the case of a purchased call, remains less than or equal to the exercise price, the Fund or Underlying Fund will lose its entire investment (i.e., the premium paid) on the option. When the Fund or an Underlying Fund sells (i.e., writes) an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Fund or Underlying Fund, which may be unlimited for uncovered call positions.

The Fund or an Underlying Fund may be unable to close out its derivatives positions when desired.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Advisor, a Sub-Advisor or a Fund Manager may wish to retain, respectively, the Fund’s or an Underlying Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unable or unwilling to enter into the new contract and no other appropriate counterparty can be found. There is no assurance that the Fund or an Underlying Fund will engage in derivatives transactions at any time or from time to time. The ability to use derivatives may also be limited by certain regulatory and tax considerations.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract, option on futures contract, and in some cases, OTC transaction that is economically equivalent to certain futures or options contracts on physical commodities. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange or the CFTC may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions.

The SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies requires funds to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements.

Total Return Swaps. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Short Sales. The Underlying Funds may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Fund must return the borrowed security. Short sales expose the Underlying Fund and the Fund to the risk of liability for the fair value of the security that is sold (the amount of which increases as the fair value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position. Short sales and short sales “against the box” also expose the Underlying Fund and the Fund to risks such as leverage risk, liquidity risk, market risk, counterparty risk, operational risk and legal risk.

Although an Underlying Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When an Underlying Fund makes a short sale, the Underlying Fund may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent an Underlying Fund uses the proceeds it receives from short sales to purchase other securities, the risks associated with the short sales, including leverage risks, may be heightened, because doing so increases the exposure of the Underlying Fund to the markets and therefore could magnify changes to the Underlying Fund’s NAV. If an Underlying Fund’s prime broker fails to make or take delivery of a security as part of a short sale transaction, or fails to make a cash settlement payment, the settlement of the transaction may be delayed and the Underlying Fund and the Fund may lose money.

Counterparty Credit Standards. To the extent that the Fund or an Underlying Fund engages in principal transactions, including, but not limited to, over-the-counter options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, the Fund or Underlying Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Fund and Underlying Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Advisor and Sub-Advisors will seek to minimize the Fund’s exposure to counterparty risk by entering into such transactions with counterparties the Advisor or Sub-Advisor, as applicable, believes to be creditworthy at the time it enters into the transaction. Certain transactions may require the Fund to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

Pre-Funded Letter of Credit Loans. Participations by the Fund or Underlying Funds in a prefunded L/C loan typically will result in the Fund or Underlying Fund having a contractual relationship only with the agent bank, not with the borrower. As a result, the Fund or Underlying Fund may have the right to receive interest, fees and any repayments, if any, to which it is entitled only from the agent bank selling the participation and only upon receipt by the agent bank of such payments from the borrower. In connection with purchasing the participation in a prefunded L/C loan, the Fund generally will have no right to enforce compliance by the borrower with the terms of the prefunded L/C loan. As a result, the Fund or Underlying Fund may assume the credit risk of both the borrower and the agent bank selling the participation in a prefunded L/C loan. In the event of the insolvency of the agent bank selling a participation in a prefunded L/C loan, the Fund or Underlying Fund may be treated as a general creditor of such agent bank. The agent bank will likely conduct its principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Other Investment Companies. As a shareholder in an Underlying Fund, the Fund (and any Underlying Fund that invests in an investment company) will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Underlying Fund’s and such investment company’s, as applicable, advisory and other fees and expenses with respect to assets so invested. Holders of Shares will therefore be subject to duplicative expenses to the extent the Fund invests in the Underlying Funds or an Underlying Fund invests in investment companies. The Advisor and Sub-Advisors will take expenses into account when, respectively, evaluating the investment merits of an investment in an Underlying Fund relative to other available investments. In addition, the securities of an Underlying Fund (or the securities of an investment company in which an Underlying Fund invests) may also be leveraged and will therefore be subject to the same leverage risks to which the Fund or Underlying Funds may be subject to the extent it employs a leverage strategy. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Fund’s Shares) will be diminished. In addition, the market value of the shares of investment companies may differ from their NAV.

Agency RMBS. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) of RMBS include Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA (also known as “Fannie Maes”) are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues FHLMC Guaranteed Mortgage Pass-Through Certificates (also known as “Freddie Macs” or “PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

In 2008, Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its MBS. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC MBS would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such MBS holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of MBS issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC MBS may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such MBS have the right to replace FNMA or FHLMC as trustee if the requisite percentage of MBS holders consent. The Reform Act prevents MBS holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

Non-Agency RMBS. There can be no assurances that the private insurers or mortgage poolers issuing insurance and guarantees can meet their obligations under the policies, so that if the issuers default on their obligations, the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or Underlying Funds or the price of the Fund’s or Underlying Funds’ shares. RMBS issued by non-governmental issuers generally offer a higher rate of interest than government agency and government-related securities because there are no direct or indirect government guarantees of payment.

Stripped MBS. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund or Underlying Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Sub-Prime Mortgages. Sub-prime mortgages are subject to both state and federal anti-predatory lending statutes that carry potential liability to secondary market purchasers such as the Fund or Underlying Funds. Sub-prime mortgages have certain characteristics and associated risks similar to below investment grade securities, including a higher degree of credit risk, and certain characteristics and associated risks similar to MBS, including prepayment risk.

Reverse Repurchase Agreements. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of the Fund’s investment portfolio. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Special Situations and Distressed Investments. The Fund or Underlying Funds may, directly or indirectly, invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Advisor, Sub-Advisor or Fund Manager, as applicable, will correctly evaluate the value of the assets securing these debt investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to such companies, the Fund or Underlying Fund may lose its entire investment, may be required to accept cash or securities with a value less than the original investment and/or may be required to accept payment over an extended period of time. Investments in distressed companies also present additional legal risks, including fraudulent conveyance, voidable preference and equitable subordination risks, or prevent the Fund from disposing of securities. In certain circumstances, investments in such Underlying Investments could subject the Fund to liabilities that may exceed the value of the Fund’s original investment therein. Troubled company investments and other distressed asset-based investments require active monitoring.

Lender Liability Considerations and Equitable Subordination. In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s Underlying Investments, the Fund could be subject to lender liability claims made against it with respect to its U.S. Investments, if any, as part of a group of lenders and may be liable for pro rata liabilities of the agent or lead lender.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lending institution (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower; (ii) engages in other inequitable conduct to the detriment of such other creditors; (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors; or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of the other creditors of such borrower, a court may elect to subordinate the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.” Because of the nature of certain of the Fund’s Underlying Investments, the Fund could be subject to claims from creditors of an obligor that the Fund’s Underlying Investments issued by such obligor should be equitably subordinated.

The preceding discussion is based upon principles of U.S. federal and state laws. Insofar as Underlying Investments that are obligations of non-U.S. obligors are concerned, the laws of certain foreign jurisdictions may impose liability upon lenders or bondholders under factual circumstances similar to those described above, with consequences that may or may not be analogous to those described above under U.S. federal and state laws.

Fraudulent Conveyance and Legislative Risks. Various laws enacted for the protection of creditors may apply to certain Underlying Investments that are debt obligations, although the existence and applicability of such laws will vary between jurisdictions. For example, if a court were to find that an obligor did not receive fair consideration or reasonably equivalent value for incurring indebtedness evidenced by an investment and the grant of any security interest securing such investment, and, after giving effect to such indebtedness, the obligor (i) was insolvent, (ii) was engaged in a business for which the assets remaining in such obligor constituted unreasonably small capital, or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court may: (a) invalidate such indebtedness and such security interest as a fraudulent conveyance; (b) subordinate such indebtedness to existing or future creditors of the obligor; or (c) recover amounts previously paid by the obligor in satisfaction of such indebtedness or proceeds of such security interest previously applied in satisfaction of such indebtedness. In addition, if an obligor in whose debt the Fund has an Underlying Investment becomes insolvent, any payment made on such Investment may be subject to avoidance, cancellation and/or clawback as a “preference” if made within a certain period of time (which for example under some current laws may be as long as two years) before insolvency.

In general, if payments on an Underlying Investment are voidable, whether as fraudulent conveyances, extortionate transactions or preferences, such payments may be recaptured either from the initial recipient or from subsequent transferees of such payments. To the extent that any such payments are recaptured from the Fund, there may be a material adverse effect on the Fund.

Creditor Committee Risk. The Advisor or a Sub-Advisor (as applicable), on behalf of the Fund, may elect to appoint a representative to serve on creditors’ committees, official or unofficial, equity holders’ committees or other groups (in addition to boards of directors) to ensure preservation or enhancement of the Fund’s position as a creditor or equity holder. A member of any such committee or group may owe certain obligations generally to all parties similarly situated that the committee represents. If the Advisor or a Sub-Advisor, as applicable (or an appointed representative of such entity, as applicable), concludes that its obligations owed to the other parties as a committee or group member conflict with its duties owed to the Fund, it may resign from that committee or group, and the Fund may not realize the benefits, if any, of participation on the committee or group. In addition, if the Fund is represented on a committee or group, it may be restricted or prohibited under applicable law from disposing of or increasing its investments in such Underlying Investment while it continues to be represented on such committee or group and potentially thereafter.

Real Estate Debt. Just as real estate values go up and down, the value of the debt of real estate companies in which the Fund or an Underlying Fund may invest also fluctuates. The Fund or an Underlying Fund that invests in real estate debt is also indirectly subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic and real estate market conditions, changes in debt financing availability and terms, increases in property taxes or other operating expenses, environmental damage and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

Infrastructure Debt. Just as the value of infrastructure companies goes up and down, the value of the debt of infrastructure companies in which the Fund or an Underlying Fund may invest also fluctuates. Investments in infrastructure companies have greater exposure to the potential adverse economic, regulatory, political, environmental and other changes affecting such entities. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, the effects of environmental damage and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Infrastructure companies are subject to the risk that the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); and macroeconomic factors such as low GDP growth or high nominal interest rates raise the average cost of funding.

Other factors that may affect the operations of infrastructure companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company’s operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.

Royalties. The Fund or Underlying Funds may invest in intellectual property rights or debt investments collateralized by intellectual property rights (“Royalties”). Royalties incorporate a number of general market risks along with risks specific to various underlying royalty strategies, such as oil & gas, music and healthcare, among others. Included in those risks could be volatility in commodities, regulatory changes, delays in government approvals, patent defense and enforcement, product liabilities, product pricing and the dependence on third parties to market or distribute the product. The market performance of the target products, therefore, may be diminished by any number of factors that are beyond the Fund’s control.

Insurance-Linked Securities. The Fund or Underlying Funds may invest in insurance-linked securities tied primarily to weather events and other natural disasters. Unlike other insurable low-severity, high-probability events, the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical insurance-linked security are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. If a catastrophe occurs that “triggers” the insurance-linked security, investors in such security may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. Insurance-linked securities can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insured-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of insurance-linked securities may be difficult to assess. No active trading market may exist for insurance-linked securities, which may impair the ability of the Fund or an Underlying Fund to realize full value in the event of the need to liquidate such assets.

Marketplace Lending. Marketplace lending is a method of financing in which an alternative lending platform facilitates the borrowing and lending of money while generally not relying on deposits for capital to fund loans. It is considered an alternative to more traditional debt financing done through a bank. There are several different models of marketplace lending but, very generally, a platform typically matches consumers, small or medium-sized businesses or other types of borrowers with investors that are interested in gaining investment exposure to the loans made to such borrowers. Prospective borrowers are usually required to provide or give access to certain financial information to the platform, such as the intended purpose of the loan, income, employment information, credit score, debt-to-income ratio, credit history (including defaults and delinquencies) and home ownership status, and, in the case of small business loans, business financial statements and personal credit information regarding any guarantor, some of which information is made available to prospective lenders. Often, platforms charge fees to borrowers to cover these screening and administrative costs. Based on this and other relevant supplemental information, the platform usually assigns its own credit rating to the borrower and sets the interest rate for the requested borrowing. Platforms then post the borrowing requests online and investors may choose among the loans, based on the interest rates the loans are expected to yield less any servicing or origination fees charged by the platform or others involved in the lending arrangement, the background data provided on the borrowers and the credit rating assigned by the platform. In some cases, a platform partners with a bank to originate a loan to a borrower, after which the bank sells the loan to the platform or directly to the investor; alternatively, some platforms may originate loans themselves. Some investors, including the Fund or Underlying Funds, may not review the particular characteristics of the loans in which they invest at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments, as described above. As a result, the Fund or an Underlying Fund engaged in marketplace lending is dependent on the platforms’ ability to collect, verify and provide information to the Fund about each loan and borrower. Platforms may set minimum eligibility standards for borrowers to participate in alternative lending arrangements and may limit the maximum permitted borrowings. Depending on the purpose and nature of the loan, its term may, for example, be as short as six months or shorter, or as long as thirty years or longer.

Net Asset Value Lending. Net asset value lending is a financial arrangement backed by the net asset value of a private market fund’s underlying portfolio and often supported by expected portfolio-level distributions. The net asset value of such fund interests, the net asset value of the fund’s underlying investments, and the fund’s expected portfolio-level distributions will fluctuate over time as investments are acquired, held and disposed of. Accordingly, the net asset value of such fund interests is dependent on the management capabilities of the fund’s manager and subject to the risks associated with the fund’s underlying private markets investments and there can be no assurance that the fund interests securing a loan would satisfy the borrower’s loan obligation or that such interests could be readily liquidated. Private market funds’ underlying investments generally do not have a readily available market value and disputes may arise with respect to such valuations. The Fund may make investments backed by fund interests where existing third-party leverage already exists at the level of each of the fund’s underlying investments (and those investment-level lenders may therefore be structurally senior to any fund-level leverage). The Fund may also make investments backed by fund interests where existing third-party leverage already exists at the fund level (and those fund-level lenders may be structurally senior to the Fund). The Fund may also invest in financing arrangements that involve preferred equity securities or unsecured loans, often in the form of a payment-in-kind instrument, and accordingly such investments will be subject to those risks associated with equity investments, unsecured loans, and payment-in-kind instruments.

Fixed Income Securities Generally. Fixed income securities generally are subject to the following risks:

(i)

Interest rate risk which is the risk that prices of fixed income securities generally rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed income securities fall and when interest rates fall, prices of fixed income securities rise. Interest rates have recently been increased from historical lows and may continue to increase in the future, though the timing or magnitude of future increases is difficult to predict. As a result, risks associated with rising interest rates are currently heightened. Expectations of higher inflation generally cause interest rates to rise. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. The effect of changing interest rates on financial markets, including negative interest rates, cannot be known with certainty but may expose fixed-income and related markets to heightened volatility and illiquidity. Very low or negative interest rates may magnify interest rate risks. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market and/or if negative interest rates persist for a sustained period of time, investors may seek to reallocate assets to higher-yielding assets which, among other potential consequences, could result in increases in the yield and decreases in the prices of fixed-income investments over time. Where the Fund’s Underlying Investments are based on floating rates, general interest rate fluctuations may have a substantial negative impact on Underlying Investments and the Fund. A considerable rise of the floating rates may push issuers into default positions which could have a substantial negative impact on Underlying Investments and the Fund;

(ii)

Reinvestment risk which is the risk that declining interest rates may force the Fund to re-deploy principal and interest payments from existing investments into lower-yielding investments. Moreover, the Fund’s credit investments may be subject to early redemption features, refinancing options, prepayment options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected, resulting in a lower return to the Fund than initially estimated. In addition, if market interest rates decline, it is likely that borrowers will seek to repay their loans prior to the stated maturity in order to refinance at lower rates. If that happens, then, except as protected by any yield maintenance provisions, the Fund will lose the benefit of the above-market interest rate payments it otherwise would receive on the repaid loans and, to the extent that the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the debt positions that were prepaid as a result of the refinancing;

(iii)

Market risk which is the risk that the value of fixed income securities fluctuates in response to general market and economic conditions. Fixed income markets have experienced volatility, which may result in increased shareholder redemptions;

(iv)	Company risk which is the risk that the value of fixed income securities fluctuates in response to the performance of individual companies;

(v)

Credit and default risk which is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk which are often reflected in credit ratings. Fixed income securities may be downgraded in credit rating or go into default. While all fixed income securities are subject to credit risk, lower-rated bonds and bonds with longer final maturities generally have higher credit risks and higher risk of default; and

(vi)	Inflation risk which is the risk that the present value of a security will be less in the future if inflation decreases the value of money.

Corporate Bonds. U.S. and non-U.S. corporate bonds and other corporate debt securities are subject to the same risks as other fixed income securities, including interest rate risk and market risk. U.S. and non-U.S. corporate debt securities are also affected by perceptions of the creditworthiness and business prospects of individual issuers. The underlying company may be unable to pay interest or repay principal upon maturity, which could adversely affect the security’s market value. In addition, due to less publicly available financial and other information, less stringent securities regulation, war, economic sanctions and other adverse governmental actions, investments in non-U.S. corporate debt securities may expose the Fund or Underlying Fund to greater risk than investments in U.S. corporate debt securities.

U.S. Government Debt Securities. Bonds guaranteed by a government are subject to the same risks as other fixed income securities, including inflation risk, price depreciation risk and default risk. No assurance can be given that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it is not obligated to do so by law. Accordingly, bonds issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest.

Sovereign Governmental and Supranational Debt. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors.

Delayed Funding Loans and Revolving Credit Facilities. The Fund or Underlying Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities in which a bank or other lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund or Underlying Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Structured Credit Generally. Structured securities are extremely complex and are subject to risks related to, among other things, changes in interest rates, the rate of defaults in the collateral pool, the exercise of redemption rights by more senior tranches and the possibility that a liquid market will not exist in when the Fund or an Underlying Fund seeks to sell its interest in a structured security.

Debtor-In-Possession Financings. There is a risk that the borrower in a DIP financing will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s or an Underlying Fund’s only recourse will be against the property securing the DIP financing.

Bank Obligations. An adverse development in the banking industry may affect the value of the Fund’s or Underlying Fund’s investments. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Banks are subject to extensive but different government regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. The banking industry may also be impacted by legal and regulatory developments. The specific effects of such developments are not yet fully known.

Equity Securities. Certain investments that the Fund may make could include warrants or other equity securities. In addition, the Fund may make direct equity investments. The Fund’s goal is ultimately to realize gains upon the Fund’s disposition of such equity interests. However, the equity interests the Fund receives may not appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from the Fund’s equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Fund experiences. The Fund also may be unable to realize any value if a company in which it holds an equity interest does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow the Fund to sell the underlying equity interests. Moreover, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish. To the extent the Fund receives puts or similar rights to give the Fund the right to sell the Fund’s equity securities back to the issuer, the Fund may be unable to exercise these put rights for the consideration provided in the Fund’s investment documents if the issuer is in financial distress.

The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. As with other investments that the Fund may make, the value of equity securities held by the Fund may be adversely affected by actual or perceived negative events relating to the Fund of such securities, the industry or geographic areas in which such Fund operates or the financial markets generally. However, equity securities may be even more susceptible to such events given their subordinate position in an issuer’s capital structure. As such, equity securities generally have greater price volatility than fixed income securities or debt instruments. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Preferred securities are subordinated to bonds and other debt securities in an investment’s capital structure in terms of priority for corporate income and liquidation payments and, therefore, will be subject to greater credit risk than those debt securities. Depending on the features of the particular security, investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.

Convertible Securities. Convertible securities can be bonds, notes, debentures, preferred stocks or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stocks. Unlike traditional convertible securities, contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company’s regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, the Fund could experience a reduced income rate, potentially to zero. Conversion would deepen the subordination of the Fund, hence worsening the Fund’s standing in the case of an issuer’s insolvency. In addition, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities. Zero-coupon bonds, step-ups and PIK securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders. Additional risks of these instruments include: the interest payments deferred on a PIK loan are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan; the interest rates on PIK loans are higher to reflect the time-value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments; PIK instruments may have unreliable valuations because the accruals require judgments about ultimate collectability of the deferred payments and the value of associated collateral; the market prices of original issue discount (“OID”) bonds, such as zero-coupon bonds, are more volatile because they are affected to a greater extent by interest rate changes than instruments that pay interest periodically in cash; and the use of PIK and OID securities may provide certain benefits to the Advisor or Sub-Advisor, including increasing management fees and incentive compensation.

Repurchase Agreements. Repurchase agreements may be considered a form of borrowing for some purposes and their use involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities that are collateral for a loan by the Fund are not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Financial Institutions Risk. Financial institutions in which the Fund or Underlying Funds may invest, directly or indirectly, are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds and can fluctuate significantly when interest rates change.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund or Underlying Funds and issuers in which they invest. For example, if a bank in which the Fund, an Underlying Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund, Underlying Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund or an Underlying Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund, Underlying Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and Underlying Funds and issuers in which they directly or indirectly invest.

Geographic Concentration Risks. The Fund or Underlying Funds’ investments may be concentrated in specific geographic regions. This focus may constrain the liquidity and the number of portfolio companies available for investment. In addition, such a focus would cause the Fund’s or Underlying Funds’ investments to be disproportionately exposed to the risks associated with the region of concentration.

Emerging Markets. The Fund or Underlying Funds may invest, directly and indirectly, in companies located in emerging industrialized or less developed countries or that derive their revenues principally from such countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors. In a changing market, the Advisor and Sub-Advisors may not be able to sell the Fund’s portfolio securities, and the Fund Managers may not be able to sell the Underlying Funds’ securities, in amounts and at prices it considers reasonable. The economies of emerging market countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect emerging markets and their securities markets.

China is an emerging market and has demonstrated significantly higher volatility from time to time in comparison to developed markets. Investments in Chinese securities, including certain Hong Kong-listed and U.S.-listed securities, subject the Fund or Underlying Funds to risks specific to China. These risks include: (i) the risk of more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in liquidity risk, price volatility, greater market execution risk, and valuation risk; (ii) the risk of currency fluctuations, currency non-convertibility, currency revaluations and other currency exchange rate fluctuations or blockage; (iii) the risk of intervention by the Chinese government in the Chinese securities markets; (iv) the risk of nationalization or expropriation of assets; (v) the risk that the Chinese government may decide not to continue to support economic reform programs; (vi) the risk of limitations on the use of brokers; (vii) the risk of interest rate fluctuations and higher rates of inflation; (viii) the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers; and (ix) the risk of market volatility caused by any potential regional or territorial conflicts, including military conflicts, or natural or other disasters. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. It is unclear whether further tariffs and sanctions may be imposed or other escalating actions may be taken in the future, which could negatively impact the Fund or Underlying Funds. In addition, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund or Underlying Funds may invest. As a result of different legal standards, the Fund and Underlying Funds face the risk of being unable to enforce its rights with respect to holdings in Chinese securities and the information about the Chinese securities in which the Fund or an Underlying Fund may invest may be less reliable or complete. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which could significantly decrease the liquidity and value of the securities.

Brady Bonds. Brady Bonds involve various risk factors described elsewhere associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurances that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Sector Concentration. The Fund may invest in an Underlying Fund that concentrates its investments in specific industry sectors. This focus may constrain the liquidity and the number of portfolio companies available for investment by an Underlying Fund. In addition, the investments of such an Underlying Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Currency Risk. The Fund’s or Underlying Funds’ investments in securities that trade in, or receive revenues in, non-U.S. currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Credit Assets are denominated against the U.S. dollar may result in a decrease in the Fund’s NAV. The Fund or Underlying Funds may (but are not required to) hedge some or all of their exposure to non-U.S. currencies through the use of derivative strategies, including forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and foreign currency futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurances that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Although the Fund has and the Underlying Funds may have the flexibility to engage in such transactions, the Advisor, Sub-Advisors or Fund Managers, respectively, may determine not to do so or to do so only in unusual circumstances or market conditions. These transactions may not be successful and may eliminate any chance for the Fund or Underlying Funds to benefit from favorable fluctuations in relevant foreign currencies. The Fund or Underlying Funds may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The Fund or Underlying Funds may be required to pledge some or all of its assets as security for obligations incurred in connection with its currency hedging activities. The Fund or Underlying Fund may also be required, or may determine it to be necessary or appropriate, to maintain cash balances from time to time in connection with such activities. If the Fund maintains large cash balances for these or other reasons, it is expected that the Fund will have less investable assets available to deploy in the Fund’s primary investment strategies, which may in turn detract from the overall performance of the Fund.

Investments in Non-Voting Stock; Inability to Vote. Under certain circumstances, the Fund may hold its interests in the Underlying Investments in non-voting form or limit its voting rights to a certain percentage. In such cases, where only voting securities are available for purchase, the Fund will generally seek to create by contract the same result as owning a non-voting security by agreeing to relinquish or limit the right to vote in respect of its investment. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Fund contractually foregoes the right to vote the relevant securities, the Fund will not be able to vote or may be able to vote only to a limited extent on matters that may be adverse to the Fund’s interests. As a result, the Fund’s influence on the Underlying Investments could be diminished, which may consequently adversely affect the Fund and its Shareholders.

Nature of Borrowers. The Fund or Underlying Funds may directly or indirectly invest in lending, credit securities or other credit-related instruments in various types of companies, projects, and businesses. This may include portfolio companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund’s or Underlying Funds’ direct or indirect investments may also include companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such companies.

Traditional Preferred Securities. Should an issuer of a non-cumulative preferred stock held by the Fund or Underlying Fund determine not to pay dividends on such stock, the amount of dividends the Fund or Underlying Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund or Underlying Funds invest will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s or Underlying Funds’ holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund or Underlying Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Hedging Transactions Risk. When engaging in a hedging transaction, the Fund or an Underlying Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Fund or Underlying Fund from achieving the intended hedge or expose the Fund or Underlying Fund to a risk of loss. The Fund or Underlying Fund may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because it does not foresee the occurrence of the risk. It may not be possible for the Fund or Underlying Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Fund or Underlying Fund from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge at all against certain risks.

Aircraft Leasing Risk. The Fund’s or an Underlying Fund’s ability to lease and remarket aircrafts or aircraft engines will depend on general market and competitive conditions at the time the initial leases are entered into and expire. If the Fund or an Underlying Fund is not able to lease or remarket an aircraft or aircraft engine or to do so on favorable terms, it may be required to attempt to sell the aircraft or aircraft engine to provide funds for debt service obligations or other expenses. The Fund’s or an Underlying Fund’s ability to lease, remarket or sell the aircraft or aircraft engine on favorable terms or without significant off-lease time and costs could be negatively affected by depressed conditions in the commercial aviation industry, airline bankruptcies, the effects of terrorism, war, natural disasters and/or epidemic diseases on airline passenger traffic trends, declines in the values of aircrafts and aircraft engines, and various other general market and competitive conditions and factors which are outside of the Fund’s or Underlying Fund’s control. If the Fund or an Underlying Fund is unable to lease and remarket an aircraft or aircraft engine on favorable terms, the Fund or an Underlying Fund may incur substantial losses.

Mortgage Servicing Rights. An investment in mortgage servicing rights is negatively impacted if prepayments are higher than projected (often precipitated by a decline in interest rates), defaults and/or delinquencies are higher than projected, mortgage servicing advances are higher than projected, or a prior mortgage servicing government-sponsored entity approval is revoked. A mortgage servicer requires approval from a government-sponsored entity such as Fannie Mae or Freddie Mac before they are allowed to service conforming mortgages. Mortgage servicing rights can also be negatively impacted by changes in state and/or federal regulations.

Money Market Securities. Prices of money market securities generally rise and fall in response to interest rate changes.

Force Majeure Risk. Issuers may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, trade wars, threatened or actual wars or military conflicts, terrorism and labor strikes). Some force majeure events may adversely affect the ability of a party (including an issuer or a counterparty to the Fund, an Underlying Fund or an issuer) to perform its obligations until it is able to remedy the force majeure event. In addition, the cost to an issuer, the Fund or Underlying Funds of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund or Underlying Funds may invest specifically. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more issuers or its assets, could result in a loss to the Fund or Underlying Funds, including if their investments in such issuer is canceled, unwound or acquired (which could be without what the Fund considers to be adequate compensation). Any of the foregoing may therefore adversely affect the performance of the Fund or Underlying Funds and their investments.

Sustainability Risks. Partners Group integrates certain sustainability considerations at the enterprise level as part of its investment processes that are intended to create long-lasting, sustainable returns for investors consistent with a positive impact for stakeholders and, as such, the portion of the Fund managed by Partners Group (USA) may be subject to the risk that its performance may differ from other funds which are not subject to enterprise level sustainability integration. For example, integration of a specific sustainability consideration into Partners Group’s enterprise level due diligence and selection criteria could indirectly affect the exposure of the portion of the Fund managed by Partner Group (USA) to certain sectors or types of investments, and as a result, negatively impact the Fund’s performance under certain market conditions and time horizons.

LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Additional risks and uncertainties not currently known to the Fund or that the Fund currently deems to be immaterial also may adversely affect the Fund’s business, financial condition and/or operating results. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund will update this Prospectus to account for any material changes in the risks involved with an investment in the Fund.

Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees of the Fund is responsible for generally overseeing management and operations of the business and affairs of the Fund and does not manage operations on a day-to-day basis. There are currently nine Trustees on the Board, eight of whom are Independent Trustees. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI. References to the “Board” or the “Board of Trustees” in the Prospectus and SAI refer to the Board of Trustees of the Fund.

Advisor and Sub-Advisors

The Fund’s investment adviser is RICA, 401 Union Street, 18th Floor, Seattle, Washington 98101. RICA is registered as an investment adviser with the SEC under the Investment Advisers Act, as amended (“Advisers Act”). Pursuant to an advisory agreement between the Advisor and the Fund (the “Advisory Agreement”), which has been approved by the Board, RICA provides or oversees all investment advisory and portfolio management services for the Fund.

A discussion regarding the basis for the approval of the Advisory Agreement by the Board will be available in the Fund’s annual or semi-annual report to Shareholders, as applicable, if the Board approved the Advisory Agreement during the Fund’s most recent fiscal-half year covered by such report.

The Advisor is a wholly-owned subsidiary of RIM. RIM was established in 1982 and as of December 31, 2025, managed over $50.4 billion in proprietary registered fund portfolios. The Advisor has entered into, or prior to the Fund’s commencement of operations will enter into, a resource sharing agreement with RIM, pursuant to which RIM makes certain personnel and resources available to the Advisor to provide investment advisory services to the Fund. The Advisor is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates indirectly hold a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital indirectly hold a significant minority ownership interest in the Advisor and its affiliates (“Russell Investments”). Certain of Russell Investments’ employees and Hamilton Lane Advisors, LLC also hold minority, non-controlling positions in Russell Investments Group, Ltd. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies.

The Fund’s sub-advisors are TCW Investment Management Company LLC and Partners Group (USA) Inc. (respectively, “TCW” and “Partners Group (USA),” each, a “Sub-Advisor” and collectively, the “Sub-Advisors”). Each Sub-Advisor is registered as an investment adviser with the SEC under the Advisers Act. Pursuant to a discretionary sub-advisory contract between the Advisor, as a fiduciary for the Fund, and each Sub-Advisor (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”), each of which has been approved by the Board, the Sub-Advisors have discretionary asset management assignments pursuant to which the Advisor intends to allocate to the Sub-Advisor a portion of Fund assets to manage directly, subject to oversight by the Advisor. The Sub-Advisory Agreements may be terminated as a whole, without the payment of any penalty, by the Advisor or the Fund at any time, or by the applicable Sub-Advisor on 90 days’ written notice to the Advisor.

A discussion regarding the basis for the approval of the Sub-Advisory Agreements by the Board will be available in the Fund’s annual or semi-annual report to Shareholders, as applicable, if the Board approved the Sub-Advisory Agreement during the Fund’s most recent fiscal-half year covered by such report.

TCW, located at 515 South Flower Street, Los Angeles, California 90071, is a wholly-owned subsidiary of TCW Group, Inc. The TCW Group, Inc. (“TCW Group”) is organized as a Nevada corporation. TCW Group generally conducts its business through its subsidiaries. TCW Group’s material direct and indirect subsidiaries include the following investment advisers registered under the Advisers Act: TCW, TCW Asset Management Company LLC, TCW Asset Backed Finance Management Company LLC, Metropolitan West Asset Management, LLC and TCW PT Management LLC. TCW Group was founded in 1971 and based in Los Angeles, California. TCW Group manages a broad range of actively managed investment products designed to enhance and protect clients’ wealth. TCW Group’s clients include many of the largest corporate and public pension plans, financial institutions, insurance companies, endowments and foundations in the United States, as well as a substantial number of international entities including central banks, sovereign wealth funds and private banks. As of December 31, 2025, TCW Group had approximately $206 billion in assets under management.

Partners Group (USA), located at 1114 Avenue of the Americas, 37th Floor, New York, NY 10036, is a wholly-owned subsidiary of Partners Group Holding AG and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding AG and a global private markets investment manager. Partners Group Holding AG is listed on the SIX Swiss Exchange (ticker: PGHN) and has a public market capitalization of approximately 27.6 billion Swiss Francs (approximately 34.6 billion U.S. Dollars) as of June 30, 2025. Partners Group began investing in private debt in 1999, making its first direct mezzanine investment in 2003 and, as of June 30, 2025, manages over $38.4 billion (U.S. Dollars) in private debt globally. The firm’s investment professionals consider opportunities across the entire capital structure in first and second lien secured loans, unitranche loans, mezzanine debt, private high yield debt, preferred equity and common equity. This flexible approach enables the firm to assess relative value up and down the capital structure, across a variety of industries and geographies.

Partners Group (USA) has entered into resource sharing agreements with certain of its affiliates pursuant to which those affiliates make certain personnel and resources available to Partners Group (USA) to provide investment advisory services to the Fund. Partners Group (USA) may use the portfolio management, research or other resources of a foreign (non-U.S.) affiliate of Partners Group (USA) to provide investment advisory services to the Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

Subject to approval of the Fund’s Board, RICA selects, oversees and evaluates the performance results of the Fund’s Sub-Advisors and allocates Fund assets among itself and the Sub-Advisors. RICA may change the Fund’s asset allocation at any time, including not allocating Fund assets to one or more Sub-Advisors. RIM manages Fund assets not allocated to the Sub-Advisors and the Fund’s cash balances. RICA may also manage portions of the Fund during transitions between the Sub-Advisors.

Subject to approval of the Fund’s Board, the Sub-Advisors each have a discretionary asset management assignment pursuant to which they are allocated a portion of Fund assets to manage directly. Each Sub-Advisor has discretion to select, purchase and sell portfolio securities and instruments for its segment of the Fund’s assets. RICA provides each Sub-Advisor with specific investment guidelines based on the Fund’s investment program and RICA’s assessment of the Sub-Advisor’s expertise and investment style whereby RICA attempts to capitalize on the strengths of each Sub-Advisor and to combine their investment activities in a complementary fashion. RICA provides or oversees the provision of all investment advisory and portfolio management services for the Fund. RICA oversees and evaluates the performance results of the Sub-Advisors. RICA does not evaluate the investment merits of any decision or recommendation by a Sub-Advisor to purchase, hold, or sell a security or other instrument for the Fund. RICA, as the Fund’s adviser, may change the Fund’s asset allocation at any time, including not allocating Fund assets to one or more of the Sub-Advisors. The Sub-Advisors are unaffiliated with RICA.

Control Persons

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. As of April 21, 2026, the Fund had not yet commenced operations and, except as noted below, no persons owned more than 25% of any Share class of the Fund. The ownership of Share classes will fluctuate as additional investors subscribe for Shares and the Fund repurchases Shares in connection with quarterly repurchase offers. RIM, an affiliate of the Advisor, has provided the initial investment in the Fund. For so long as RIM has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

Portfolio Managers

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Managers with the Advisor

Portfolio Managers	Primary Role	Since	Title and Recent Biography
Keith Brakebill	Primarily responsible for setting the Fund’s overall investment strategy, overseeing the Fund’s investment process and performance and the day-to-day management of the Fund.	2026	Co-Head of Fixed Income, Russell Investments, since 2025 Director, Private Credit, Russell Investments, 2022-2025; Director, Fixed Income, Russell Investments, 2007 to 2021.
David Jurca	Primarily responsible for setting the Fund’s overall investment strategy, overseeing the Fund’s investment process and performance and the day-to-day management of the Fund.	2026	Director, Private Credit, Russell Investments, since 2025; Head of Manager Selection, Catalina Re, 2021 to 2024; Director, Fixed Income Research, Russell Investments, 2011 to 2021

Portfolio Managers with TCW

Portfolio Managers	Primary Role	Since	Title and Recent Biography
Dylan Ross	Portfolio Manager	2026	Managing Director, Portfolio Manager and Group Head of TCW’s Asset-Backed Finance (“ABF”) investment team.
Max Scherr	Portfolio Manager	2026	Managing Director and Portfolio Manager on TCW’s ABF investment team.
Peter van Gelderen	Portfolio Manager	2026	Specialist Portfolio Manager in the Fixed Income group and is Co-Head of Global Securitized Team.

Portfolio Managers with Partners Group (USA)

Portfolio Managers	Primary Role	Since	Title and Recent Biography
Robert M. Collins	Portfolio Manager	2026	Partner, Partners Group (2021-Present); Managing Director, Partners Group (2012-2021); Partners Group (2005-Present) Education: Cornell University, MBA; Tulane University, Bachelors
Andre Burba	Portfolio Manager	2026

Managing Director, Partners Group (2022-Present); Global Infrastructure Partners (2020-2022); Pine Brook (2008-2020); Credit Suisse (2004-2008); Milbank Tweed (2000-2004)

Education: Vanderbilt University Law School, JD; West Virginia University, B.A

Robin Shelley	Portfolio Manager	2026	Managing Director, Partners Group (2012-Present) Education: University of Bristol, BSc
Thomas Stein	Portfolio Manager	2026

Partner, Partners Group (2018-Present); Guggenheim (2013-2018); Goldman Sachs (2005-2013); Wells Fargo (1997-2005); Bank of America (1990-1997)

Education: University of Chicago Booth School of Business, MBA; University of Santa Clara, B.A.

Adam Howarth	Portfolio Manager	2026

Partner, Partners Group (2022-Present), Head of Portfolio Management, Partners Group (2018-2022); Managing Director, Partners Group (2012-2018)

Education: NYU Stern School of Business, MBA; Trinity College, Bachelors

Ron Lamontagne	Portfolio Manager	2026	Managing Director, Partners Group (2015-Present); GE Capital (1993-2015) Education: NYU Stern School of Business, MBA;

Portfolio Managers	Primary Role	Since	Title and Recent Biography
			University of Connecticut, B.S.
Stephen Otter	Portfolio Manager	2026	Managing Director, Partners Group (2024-Present); FlowStream Commodities (2014-2019) Education: London School of Economics; BSc
Sujit John	Portfolio Manager	2026	Managing Director, Partners Group (2012-Present); WestView Capital Partners (2010-2012); Arlington Capital Partners (2007-2009); Citigroup (2005-2007) Education: Boston College, B.S.
Anthony Shontz	Portfolio Manager	2026	Partner, Partners Group (2007-Present) Education: Brigham Young University, Bachelors; Kellogg School of Management at Northwestern, MBA
Marissa Chen	Portfolio Manager	2026	Head of Structured Issuance, Partners Group (2017-Present); Bank of America-Merril Lynch (2012-2016) Education: INSEAD, MBA; Cornell University, Bachelors
Mark Hempling	Portfolio Manager	2026	Senior Lead Credit Researcher, Partners Group (2018-Present); Blackstone (2007-2017); GE Capital (1999-2007) Education: University of Wisconsin-Madison, BBA
Maurus Maissen	Portfolio Manager	2026	Senior Lead Credit Researcher, Partners Group (2018-Present); Aberdeen Asset Management (fka Artio Global) (2008-2017) Education: ETH Zurich, MSc; Columbia Business School, MBA
Joshua Moskow	Portfolio Manager	2026	Senior Portfolio Manager, Partners Group (2024-Present); BlueMountain

Portfolio Managers	Primary Role	Since	Title and Recent Biography
			Capital Management (2008-2023) Education: NYU Stern School of Business, B.S.
Jonathan Rothburd	Portfolio Manager	2026	Senior Vice President, Partners Group (2013-Present); UBS (2012-2013); MetLife Investments (2007-2010) Education: University of Virginia Darden School of Business, MBA; Rutgers University, B.S.

Advisory Agreement

Management Fee

Pursuant to the Advisory Agreement, the Fund has agreed to pay the Advisor a monthly management fee at an annual rate equal to 1.50% of the Fund’s average daily net assets (the “Management Fee”). The Advisor has contractually agreed to waive for the six-month period beginning after the Fund’s commencement of operations the portion, if any, of the net Management Fee that remains after application of the Expense Limit (defined below) set forth in the Expense Agreement (defined below) to the extent that such net Management Fee exceeds the Sub-Advisory Fees (defined below) that the Advisor is required to pay for that six-month period. This waiver may not be terminated during the relevant period except with Board approval and any such waiver of the net Management Fee will not be subject to recoupment by the Advisor.

Expense Agreement

Until July 31, 2027, and pursuant to a written agreement between the Fund and the Advisor (the “Expense Agreement”), the Advisor has contractually agreed to waive up to the full amount of its Management Fee and then to reimburse the Fund for certain other direct Fund-level expenses (“Covered Direct Fund-Level Expenses”) to the extent that those Covered Direct Fund-Level Expenses exceed 1.80% of the average daily net assets of the Fund on an annual basis (the “Expense Limit”). This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Covered Direct Fund-Level Expenses do not include (i) interest on borrowed funds or any and all fees related to lines of credit (including but not limited to commitment fees and legal fees incurred with respect to the Fund entering into or renewing a line of credit); (ii) any distribution and/or shareholder services fees; (iii) acquired fund fees and expenses (including any and all fees and expenses of special purpose vehicles in which the Fund invests); (iv) any incentive fee; (v) all investment-related fees and expenses related to investments or potential investments the Advisor or a Sub-Advisor enters into or considers on behalf of the Fund (including but not limited to any and all fees and expenses related to the Fund’s investments or potential investments in Co-Investments, such as fees related to the origination, sourcing, acquisition, servicing, identification, due diligence or disposition of potential Co-Investments, and legal fees associated with Co-Investments); (vi) all fees and expenses incurred by and allocated to the Fund by a Sub-Advisor (including but not limited to any and all investment-related fees and expenses) in accordance with the terms of its Sub-Advisory Agreement; (vii) dividend and interest expenses related to short sales; (viii) taxes; (ix) any and all contingency fees paid to vendors out of amounts received by the Fund (for example, contingency fees paid to vendors for foreign tax reclaims and contingency fees paid to vendors for certain securities litigation recoveries); and (x) infrequent and/or unusual expenses (including litigation expenses).

Subject to the terms of the Expense Agreement, the Covered Direct Fund-Level Expenses borne by the Advisor pursuant to the Expense Agreement, including organizational and offering costs of the Fund borne by the Advisor prior to the date of the Expense Agreement, are subject to recoupment by the Advisor up to three years from the date of such waiver or reimbursement. The Fund will carry forward any waivers and/or reimbursements of fees and expenses in excess of the Expense Limit for a period not to exceed three years from the date on which such fees and expenses were waived or reimbursed by the Advisor and reimburse the Advisor such amount as promptly as possible, on a monthly basis, even if such reimbursement occurs after the termination of the Expense Agreement, provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the Advisor’s waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of the Advisor’s recoupment after giving effect to the Fund’s reimbursement.

Incentive Fees

The Fund anticipates that it may have income on Co-Investments in the portion of the Fund directly managed by RICA (“RICA Co-Investments”) that could result in the payment of an incentive fee (“Incentive Fee”) to RICA during certain periods. The Incentive Fee is based on the Fund’s income from RICA Co-Investments and will not be paid unless the Fund achieves certain income targets. The Incentive Fee is calculated and payable quarterly in arrears in an amount equal to 10% of the Fund’s “pre-incentive fee net investment income” accrued on the RICA Co-Investments for the immediately preceding fiscal quarter (“Pre-Incentive Fee RICA Net Investment Income”). Pre-Incentive Fee RICA Net Investment Income includes interest income, dividend income and other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from an investment) accrued on the RICA Co-Investments during the immediately preceding fiscal quarter less the product of the Fund’s Operating Expenses (as defined below) and the proportion of the Fund’s assets represented by RICA Co-Investments as compared to the Fund’s total assets (“Allocated Operating Expenses”). For such purposes, the Fund’s operating expenses (“Operating Expenses”) will exclude the Incentive Fee and any class-level fees, including the shareholder servicing fee. Pre-Incentive Fee RICA Net Investment Income includes only income earned on the RICA Co-Investments and does not include income earned on any of the Fund’s other Co-Investments or other Underlying Investments, including the Underlying Private Funds. The Incentive Fee is subject to a hurdle rate, expressed as a rate of return on the average daily net asset value of RICA Co-Investment assets for the period, equal to 1.50% per quarter (or an annualized hurdle rate of 6.0%), subject to a “catch-up” feature (as described below). The Fund expects the Incentive Fee to increase to the extent the Fund earns greater income on its RICA Co-Investments.

The Incentive Fee for each fiscal quarter is calculated as follows:

(i)

No incentive fee is payable in any fiscal quarter in which the Pre-Incentive Fee RICA Net Investment Income does not exceed a quarterly return of 1.50% of the average daily net asset value of RICA Co-Investment assets for the fiscal quarter (the “Quarterly Return”).

(ii)

All Pre-Incentive Fee RICA Net Investment Income (if any) that exceeds the Quarterly Return, but is less than or equal to 1.667% of the average daily net asset value of RICA Co-Investment assets for the fiscal quarter will then be payable to RICA. The “catch-up” provision is intended to provide RICA with an incentive fee of 10% on all of Pre-Incentive Fee RICA Net Investment Income when it reaches 1.667% in any fiscal quarter.

(iii)

For any fiscal quarter in which Pre-Incentive Fee RICA Net Investment Income exceeds 1.667% of the average daily net asset value of RICA Co-Investment assets for the fiscal quarter, the Incentive Fee will equal 10% of Pre-Incentive Fee RICA Net Investment Income and will then be payable to RICA.

(iv)	The Incentive Fee will be allocated to each class of the Fund’s Shares based on the average daily net asset value of each class of the Fund’s Shares.

The following is a graphical representation of the calculation of the Incentive Fee:

Quarterly Incentive Fee

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the average daily net asset value of RICA Co-Investment assets)

Percentage of Pre-Incentive Fee Net Investment Income allocated to the Incentive Fee.

Examples of Quarterly Incentive Fee Calculation:(1)

Assumptions

•	Hurdle Rate(2) = 1.5%

•	Fund-Level Allocated Operating Expenses(3) = 0.575%

(1)	The hypothetical amount of Pre-Incentive Fee RICA Net Investment Income shown is based on a percentage of RICA Co-Investment assets.

(2)	Represents the 1.5% quarterly hurdle rate.

(3)	Represents one-fourth of an assumed 2.30% Allocated Operating Expenses, as percentage of assets represented by RICA Co-Investments

Alternative 1

Additional Assumptions

•	Investment income on RICA Co-Investments (including interest, dividends, fees, etc.) = 1.00%

•	Pre-Incentive Fee RICA Net Investment Income (investment income on RICA Co-Investments minus Allocated Operating Expenses) = 0.425%

Pre-Incentive Fee RICA Net Investment Income does not exceed the hurdle rate, therefore there is no Incentive Fee.

Alternative 2

Additional Assumptions

•	Investment income on RICA Co-Investments (including interest, dividends, fees, etc.) = 2.20%

•	Pre-Incentive Fee RICA Net Investment Income (investment income on RICA Co-Investments minus Allocated Operating Expenses) = 1.625%

Pre-Incentive Fee RICA Net Investment Income exceeds hurdle rate, therefore there is an Incentive Fee and it is equal to 100% of the Pre-Incentive Fee RICA Net Investment Income in excess of the hurdle rate.

Incentive Fee = 100% × (all Pre-Incentive Fee RICA Net Investment Income that is greater than 1.5% but less than or equal to 1.667%) + the greater of 0% AND (10% × (Pre-Incentive Fee RICA Net Investment Income – 1.667%))

= 100% × (1.625% - 1.5%)

= 100% × 0.125%

= 0.125%

Alternative 3

Additional Assumptions

•	Investment income on RICA Co-Investments (including interest, dividends, fees, etc.) = 3.00%

•	Pre-Incentive Fee RICA Net Investment Income (investment income on RICA Co-Investments minus Allocated Operating Expenses) = 2.425%

Pre-Incentive Fee RICA Net Investment Income exceeds 1.667%, therefore there is an Incentive Fee and it is equal to 10% of Pre-Incentive Fee RICA Net Investment Income.

Incentive Fee = 10% × Pre-Incentive Fee Net Investment Income

= 0.243%

Sub-Advisory Fees

Under the Sub-Advisory Agreements, the Advisor pays each Sub-Advisor a sub-advisory fee, out of the Management Fee. The sub-advisory fee for TCW is payable quarterly in arrears and based on the average value of the assets that are managed by TCW at an annualized rate of 0.75% (the “TCW Sub-Advisory Fee”). The sub-advisory fee for Partners Group (USA) is payable quarterly in arrears and based on the average value of certain assets managed by Partners Group (USA) (the “Partners Group (USA) Compensated Assets”) at an annualized rate of 0.80% (the “Partners Group (USA) Sub-Advisory Fee,” and with the TCW Sub-Advisory Fee, each a “Sub-Advisory Fee” and together the “Sub-Advisory Fees”). The Partners Group (USA) Compensated Assets for any quarter are equal to the average value of assets managed by Partners Group (USA) excluding the average value of the assets representing investment opportunities where there is excess capacity allocation which is offered to the Fund as a Co-Investment opportunity by Partners Group (USA) or its affiliates in accordance with the allocation policies of Partners Group (USA) and its affiliates, as amended from time to time (“Partners Group (USA) Excess Capacity Allocations”). The Advisor does not pay Partners Group (USA) any fee on Partners Group (USA) Excess Capacity Allocations.

Other Fund Expenses

In addition to the fees paid to the Advisor, the Fund pays all other costs and expenses of its operations and any expenses allocated to the Fund by a Sub-Advisor pursuant to terms of its Sub-Advisory Agreement. Such expenses payable by the Fund include but are not limited to:

•	Organizational and offering expenses;

•	Expenses of all audits by independent public accountants;

•	Expenses of transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

•	Expenses of custodial services including recordkeeping services provided by the custodians;

•	Expenses of fund accounting services;

•	Expenses of fund administration services;

•	Expenses of obtaining quotations for calculating the value of the Fund’s net assets including costs of vendors other than those engaged by the fund accountant to provide fair value recommendations with respect to individual Fund holdings;

•	Expenses of maintaining the Fund’s tax records;

•	Salaries and other compensation of any of the Fund’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Advisor;

•	Taxes levied against the Fund, including any interest and penalties on such taxes;

•	Brokerage fees and commissions in connection with the purchase and sale of portfolio securities, instruments or currency for the Fund;

•	Costs of borrowing money, including but not limited to interest on borrowed funds and any and all fees related to borrowing money (including commitment fees and legal fees associated with entering into or renewing a line of credit or other type of borrowing facility);

•	Costs and/or fees for (1) meetings of the Board; (2) shareholder meetings (except for meetings required as a result of a change of control of the Advisor or any Sub-Advisor); (3) the registration of shares with federal and state securities authorities, including the preparation of the Fund’s registration statements, any web-based or software tool used in such preparation, and registration fees; (4) expense management, financial statement preparation/typesetting and/or portfolio administration software; (5) third-party vendors engaged to assist with compliance with the 1940 Act and the rules thereunder; (6) the printing and mailing of prospectuses and reports of the Fund to its shareholders; (7) the preparation and filing of reports with regulatory bodies, including the cost of vendors and/or software tools utilized in connection with such reporting; (8) the maintenance of the Fund’s existence; (9) third-party vendors engaged to assist with proxy voting administration, class action or other securities litigation administration, and to provide peer comparisons for the Board’s contract renewal process; (10) electronic portals for Board materials; and (11) index licensing;

•	Investment-related fees and expenses related to investments or potential investments the Advisor or a Sub-Advisor enters into or considers on behalf of the Fund (including but not limited to any and all fees and expenses related to the Fund’s investments or potential investments in Co-Investments, such as fees related to the origination, sourcing, acquisition, servicing, identification, due diligence or disposition of potential Co-Investments, and legal fees associated with Co-Investments);

•	All fees and expenses incurred by and allocated to the Fund by a Sub-Advisor (including but not limited to any and all investment-related fees and expenses) in accordance with the terms of its Sub-Advisory Agreement;

•	Costs and/or fees associated with the Fund’s repurchase program;

•	Costs and/or fees associated with the liquidation of the Fund;

•	Legal fees, including the legal fees related to the registration and continued qualification of the Fund shares for sale;

•	Costs of printing stock certificates representing shares of the Fund;

•	Trustees’ fees and expenses to trustees who are not officers, employees, or stockholders of the Adviser or any of its affiliates;

•	the cost of the Fund’s D&O / E&O insurance policy premiums and any Independent Directors Liability insurance policy premium;

•	The Fund’s fidelity bond required by Section 17(g) of the 1940 Act;

•	Association membership dues; and

•	Extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto.

Organizational and Offering Costs

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund.

Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs will be paid by the Advisor on behalf of the Fund prior to commencement of operations.

The Fund’s initial offering costs include, among other things, legal, printing and other expenses pertaining to this offering. Any offering costs paid by the Advisor on behalf of the Fund prior to commencement of operations will be disclosed in the Fund’s seed audited Financial Statements as commitments and contingencies of the Fund and reimbursed to the Advisor upon commencement of operations. Costs associated with the offering of its shares, capitalized as deferred offering costs, are amortized over a twelve-month period from the date of the associated offering. Following such time, costs associated with the organization and offering of the Fund will be expensed as incurred.

All organizational and offering costs of the Fund paid by the Advisor on behalf of the Fund shall be subject to recoupment by the Advisor under the terms of the Expense Agreement.

Affiliated Brokerage

The Fund pays or will pay brokerage commissions to Russell Investments Implementation Services, LLC (“RIIS”), a registered broker and an affiliate of the Advisor, for equity transactions. RIIS may also execute foreign currency transactions (“FX Transactions”) on an agency basis on behalf of the Fund and charge the Fund an agency fee for effecting FX Transactions. See “Brokerage Allocations and Brokerage Commissions” in the SAI for additional information.

A Sub-Advisor may effect portfolio transactions for the segment of the Fund’s portfolio assigned to the Sub-Advisor with a broker-dealer affiliated with the Fund, the Sub-Advisor or RICA (including RIIS), as well as with brokers affiliated with other Sub-Advisors. A Sub-Advisor may effect transactions for the segment of the Fund’s portfolio assigned to the Sub-Advisor with a broker-dealer for the purposes of generating research services for the Sub-Advisor’s use. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to the Sub-Advisor may benefit the Fund and may also benefit other fund accounts managed by the Sub-Advisor or its affiliates. A Sub-Advisor using Fund trading to obtain research services for their use, may only do so if, including the value of the research services, the Fund will receive best execution. RICA does not effect trades to obtain research services.

NET ASSET VALUE

The NAV of the Shares of an applicable class of the Fund will be computed based upon the value of the Fund’s portfolio securities and other assets. The NAV per Share of an applicable class will be determined as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each business day on which the NYSE is open for trading. The Fund calculates NAV per Share of an applicable class by subtracting the Fund’s liabilities (including accrued expenses, dividends payable and any borrowings of the Fund), and the liquidation value of any outstanding preferred shares of the Fund from the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Shares of the Fund outstanding.

As discussed in further detail herein, although the Fund will determine its NAV daily, such NAV is subject to valuation risk.

Valuation of assets held by the Fund are described in the Fund’s SAI.

DISTRIBUTIONS

The Fund will ordinarily declare and pay distributions from its net investment income, if any, on a quarterly basis. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund intends to declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by the Fund in the prior fiscal year. An additional distribution may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund. After the end of each calendar year, Shareholders will be provided a Form 1099, containing information regarding the amount and character of distributions received from the Fund during the calendar year.

The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital to the extent of the Shareholder’s tax basis and thereafter be treated as a capital gain assuming the Shares are held as capital assets. A return of capital distribution will reduce the Shareholder’s basis in such Shareholder’s Shares and increase the gain or decrease the loss upon future disposition of such Shares. If distributions in any tax year are less than the Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains, such excess is not treated as a non-taxable return of capital but rather may be taxable to Shareholders at ordinary income rates even though it may economically represent a return of capital.

For a period of time after the commencement of the Fund’s offering, a portion of the Fund’s distributions, if any, may result from fee waivers or expense reimbursements from the Advisor. Such waivers and reimbursements are subject to recoupment by the Advisor from the Fund, which could impact the level of future distributions.

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio and the Fund’s use of hedging. To permit the Fund to maintain more stable distributions, the Fund may from time to time distribute more or less than the entire amount of income earned in a particular period. Any undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV and, correspondingly, distributions from undistributed income will deduct from the Fund’s NAV.

Under normal market conditions, the Advisor will seek to manage the Fund in a manner such that the Fund’s distributions are reflective of the Fund’s current and projected earnings levels. The distribution level of the Fund is subject to change based upon a number of factors, including the current and projected level of the Fund’s earnings, and may fluctuate over time.

If a Shareholder’s Shares are accepted for repurchase in a quarterly repurchase offer, upon payment for such repurchased Shares, such repurchased Shares will no longer be considered outstanding and therefore will no longer be entitled to receive distributions from the Fund.

The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. An additional distribution of net investment income may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund. The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its quarterly distribution declarations at any time and may do so without prior notice to Shareholders.

Shareholders will automatically have all dividends and distributions reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s dividend reinvestment plan (the “Reinvestment Plan”), registered shareholders will have all dividends, including any capital gain dividends, and distributions (net of any applicable withholding tax) reinvested automatically in additional Shares of the Fund, including in full or fractional Shares, by the Transfer Agent, unless the shareholder elects to receive cash. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends and distributions in cash paid directly to the shareholder of record (or, if the Shares are held through banks, brokers or other nominee name, then to such banks, brokers or other nominee) by the Transfer Agent, as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends and distributions in cash by contacting your Financial Intermediary who holds your Fund shares or if your Fund shares are held directly by the Fund, by contacting the Transfer Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Transfer Agent prior to the dividend record date. Additionally, the Transfer Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or distribution.

In the case of record Shareholders such as banks, brokers or other nominees that hold Fund shares for others who are the beneficial owners, the Transfer Agent will administer the Reinvestment Plan on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount registered in such Shareholder’s name and held for the account of beneficial owners who are to participate in the Reinvestment Plan. Shareholders whose Shares are held in the name of a bank, broker or other nominee should contact their Financial Intermediary for details. Such Shareholders may not be able to transfer their shares to another bank, broker or other nominee and continue to participate in the Reinvestment Plan.

The number of newly issued Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the NAV per Share on the reinvestment date; there is no sales or other charge for reinvestment.

The Transfer Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to newly issued Shares in the Reinvestment Plan. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan should be directed to the Transfer Agent, in writing to:

Russell Investments

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, OH 45246-0707

The Transfer Agent provides Shareholders whose Shares are held directly with the Fund and registered in his or her own name, periodic Shareholder account statements reflecting transactions that occurred during the period, including dividend and distribution reinvestment transactions for Reinvestment Plan participants. Any proxy you receive will include all Shares you have received under the Reinvestment Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions and reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends or distributions. See “Tax Matters.”

The Fund and the Transfer Agent reserve the right to amend or terminate the Reinvestment Plan.

DESCRIPTION OF SHARES

The Fund is a single legal entity organized as a Delaware statutory trust pursuant to a Certificate of Trust, dated July 17, 2024, a Second Amended and Restated Declaration of Trust, dated March 25, 2025 (“Declaration of Trust”), and Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq. (the “Delaware Trust Act”). The Fund offers an unlimited number of common Shares of beneficial interest, par value $0.01 per Share, in this Prospectus.

The Fund has received exemptive relief from the SEC to issue multiple classes of Shares.

An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts and ongoing fees and expenses for each Share class may be different. The fees and expenses for the Fund are set forth in “Summary of Fund Fees and Expenses.” The details of each class of Shares are set forth in “Plan of Distribution.”

There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future. The Shares are not listed for trading on any securities exchange. Neither the Advisor nor the Distributor intend to make a market in the Fund’s Shares.

Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the 1940 Act, which provides that such Shares may not be issued at a price below the then current NAV, exclusive of any sales load, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s Shareholders.

The following table shows the amounts of Shares that have been authorized and outstanding as of April 21, 2026:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding Exclusive of Amount Held by the Fund or for its Account
Class F Shares	Unlimited	None	0
Class I Shares	Unlimited	None	10,000

Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and, under the Delaware Trust Act, the purchasers of the Shares will have no obligation to make further payments for the purchase of the Shares or contributions to the Fund solely by reason of their ownership of the Shares, except that the Trustees shall have the power to cause Shareholders to pay certain expenses of the Fund by setting off charges due from Shareholders from declared but unpaid dividends or distributions owed the Shareholders and/or by reducing the number of Shares owned by each respective Shareholder, and except for the obligation to repay any funds wrongfully distributed. Distributions may be made to the holders of the Fund’s Class F Shares and Class I Shares at the same time and in different per Share amounts on such Class F Shares and Class I Shares if, as and when authorized and declared by the Board. Although an investment in any class of Shares represents an investment in the same assets of the Fund, the purchase restrictions and ongoing fees and expenses for each share class are different, resulting in different NAVs and distributions for each class of Shares. See “Plan of Distribution.”

All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. Unlike registered open-end funds, the Fund does not provide daily redemptions, and unlike traditional closed-end funds, the Shares are not listed on any securities exchange. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. You should not purchase the Shares if you intend to sell them soon after purchase. An investment in the Shares is not suitable for investors who need access to the money they invest. See “Periodic Repurchase Offers.”

PURCHASING SHARES

Shares are only available for purchase through a select network of banks (including bank trust departments), registered investment advisers, broker-dealers and other financial service organizations (collectively, “Financial Intermediaries”), except that RI Employees, Trustees of the Fund and certain institutional investors may purchase shares directly with the Fund. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you. Certain Classes of Shares may only be purchased by specified categories of investors and are only offered by certain Financial Intermediaries. See “Plan of Distribution.”

The following investment minimums apply for purchases of the Shares, except as set forth below:

	Class F Shares	Class I Shares
Minimum Initial Investment	$5,000	$5,000
Minimum Subsequent Investment	$500	$500

The following groups of investors are eligible to purchase Class F Shares: (i) institutional or individual investors with an initial minimum investment of $5,000 and subsequent minimum investments of $500; (ii) RI Employees; and (iii) Trustees of the Fund. Class F Shares are available for investment by existing and new investors until one year after the Fund’s commencement of operations (“Closure of F Shares”). After the Closure of F Shares, Class F Shares will be closed to new investors, with the exception of RI Employees, Trustees of the Fund, institutional investors with a minimum of $25,000,000 in Class F shares, and new or existing accounts of Financial Intermediaries with an aggregate minimum of $25,000,000 in Class F shares (institutional and individual investors will continue to be subject to $5,000 initial minimums and $500 subsequent investments).

The minimum initial investment in Class I Shares is $5,000; subsequent investments with respect to Class I Shares may be made with at least $500.

Class F and Class I Shares are not subject to any asset-based distribution fees but are only available through a select network of Financial Intermediaries, except that RI Employees, Trustees of the Fund and certain institutional investors may purchase shares directly with the Fund. Class I Shares are subject to a shareholder servicing fee that will accrue at an annual rate up to 0.25% of the Class’s average daily net assets. Class F shares are not subject to a shareholder servicing fee.

The Fund reserves the right to waive the above-specified minimums. Subject to applicable law, the Fund reserves the right to change the categories of investors eligible to purchase its Shares.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with or without cause only by (i) written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective; (ii) vote of Shareholders holding not less than two-thirds of the Shares then outstanding, cast in person or by proxy at any meeting called for the purpose, specifying the date upon which such removal shall become effective; or (iii) a written declaration signed by Shareholders holding not less than two-thirds of the Shares then outstanding, and such declaration shall become effective when filed with the Fund’s secretary. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from registered open-end funds (which are generally referred to as mutual funds) in that closed-end funds do not redeem their shares at the request of the Shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the stock exchange (if the closed-end fund’s shares are listed on an exchange) like any other stock at the prevailing market price at that time. In a mutual fund, if the Shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV.

Also, mutual funds generally offer new shares on a continuous basis to new investors and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Unlike traditional listed closed-end funds which list their common shares for trading on a securities exchange, the Shares are not listed on any securities exchange. Notwithstanding that the Fund conducts periodic repurchase offers, investors should not expect to be able to sell their Shares when and/or in the amount desired, regardless of how the Fund performs. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. Investors should consider that they may not have access to the money they invest. An investment in the Shares is not suitable for investors who need access to the money they invest.

Although the Fund’s Shareholders will have no right to redeem their Shares, the Fund conducts periodic repurchase offers as described below under “Periodic Repurchase Offers.” The Fund may also, from time to time, consider taking other corporate actions that the Board determines to be in the best interest of the Fund and its Shareholders. Depending on the circumstances, economic and market conditions, and the availability of suitable options and alternatives, these actions could include, for example, a sale of all or substantially all of the Fund’s assets either on a complete portfolio basis or individually followed by a liquidation, a merger of the Fund with another investment company, or converting the Fund into a registered open-end fund. The Fund would consider a variety of factors in determining whether to pursue a corporate action such as any of the foregoing, including Shareholder feedback, the composition of the Fund’s portfolio, portfolio performance, the Fund’s financial condition, internal management considerations, existing economic and market conditions, the nature of available options and sales and repurchase trends with respect to the Shares. There can be no assurance that any such corporate action, even if considered, will be pursued or determined to be in the best interests of the Fund and its Shareholders. In addition, certain of these corporate actions would require the approval of the Fund’s Shareholders.

PERIODIC REPURCHASE OFFERS

No Right of Redemption

No Shareholder will have the right to require the Fund to redeem its Shares. No public market exists for the Shares, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchase Offers

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to Shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 of the 1940 Act, reduced by any applicable repurchase fee.

Once each quarter, the Fund will offer to repurchase at NAV, less any applicable repurchase fee, no less than 5% and no more than 25% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to repurchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline,” which typically will occur on or about February 28, May 31, August 31 and November 30); however, the Fund will provide such written notification no less than 21 and no more than 42 calendar days before the Repurchase Request Deadline. The Fund expects the first Repurchase Request Deadline to occur on or about August 31, 2026. The NAV per share of repurchased Shares will be calculated as of the close of regular trading on the NYSE on a day to be determined but no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Determination of Repurchase Offer Amount

The Board, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will not be less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline. The Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at the NAV applicable to the class of Shares repurchased, which is the minimum amount permitted.

Notice to Shareholders

No less than 21 calendar days and no more than 42 calendar days before each Repurchase Request Deadline, the Fund will send to each Shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase. The Shareholder Notification also will include the procedures on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date by which the Fund will pay to Shareholders the repurchase proceeds (the “Repurchase Payment Deadline”). The Shareholder Notification also will set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date. The Repurchase Request Deadline will be strictly observed. If a Shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the Shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a repurchase request in the next repurchase offer. Shareholders may withdraw or change a Repurchase Request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Repurchase Price

The repurchase price of the Shares will be the Fund’s NAV of the applicable class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. During the period the offer to repurchase is open, Shareholders may obtain the current NAV by calling (833) 296-2676 and will be available at the Fund’s website (https://russellinvestments.com). The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made to the Shareholder no more than seven calendar days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis, provided, that the Fund may accept all Shares tendered by persons who own, in the aggregate, fewer than 100 Shares and who tender all of their Shares, before prorating Shares tendered by others.

If any Shares tendered are not repurchased because of proration, Shareholders will have to wait until the next repurchase offer and resubmit a new repurchase request, and such repurchase request will not be given any priority over other Shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares a Shareholder wishes to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some Shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

If a Shareholder’s Shares are accepted for repurchase, upon payment for such repurchased Shares, such Shares will no longer be considered outstanding and such shares will cease to have any voting rights. Shares tendered pursuant to a repurchase offer will earn dividends declared to Shareholders of record only through the date on which payment for repurchased Shares is made.

Repurchase Fee

The Fund does not currently intend to impose a repurchase fee to help defray the costs associated with the repurchase offers. It is possible that a repurchase fee of up to two percent, as permitted by Rule 23c-3(b)(1) of the 1940 Act, may be added in the future to each class of shares, although no such addition is presently contemplated, and that subsequent classes of shares may also include such a repurchase fee. A repurchase fee would be payable to the Fund in order to compensate long term Shareholders for expenses related to short-term investors, in light of the Fund’s generally longer-term investment horizons and investment operations. The Fund may also determine that any such repurchase fee will only be imposed on a Shareholder’s repurchase proceeds if the interval between the date of the purchase of shares and the valuation date with respect to the repurchase of such shares is less than a specified period (for example, one year). Financial Intermediaries may charge a processing or service fee related to a repurchase of Shares pursuant to a periodic repurchase offer.

Wire Fee

The Transfer Agent imposes a $15 fee for each wire redemption and deducts the fee directly from a Shareholder’s account. This fee is subject to change. A Shareholder’s bank may also impose a fee for the incoming wire.

Suspension or Postponement of a Repurchase Offer

The Fund may suspend or postpone a repurchase offer only pursuant to a vote of a majority of the Board, including a majority of the Independent Trustees, and only: (i) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (ii) for any period during which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) for such other periods as the SEC may by order permit for the protection of Fund Shareholders.

Liquidity Requirements

From the time that the notification is sent to Shareholders until the Repurchase Pricing Date, the Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets: (i) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (ii) that mature by the next Repurchase Payment Deadline.

The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase policy and the liquidity requirements described in the previous paragraph.

The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings (including up to the maximum amount permitted under the 1940 Act), or the liquidation of portfolio securities. The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. A failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. If the asset coverage declines to less than 300% (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement. If the Fund is required to sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, remaining Shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets. See “Risks—General Risks—Closed-end Interval Fund.”

Redemption Tax Considerations and Fund Expenses

The repurchase of tendered Shares by the Fund is a taxable event to Shareholders. See “Tax Matters.”

The Fund pays all costs and expenses associated with the making of any periodic repurchase offer. Financial Intermediaries may charge a processing or service fee related to a repurchase of Shares pursuant to a periodic repurchase offer.

TAX MATTERS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares. This discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under U.S. federal income tax laws, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that have made an election for U.S. federal income tax purposes to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not “United States Persons” (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or persons that have a functional currency (as defined in section 985 of the Code) other than the U.S. dollar. No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Prospective Shareholders and Shareholders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS OR CO-INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY UNDERLYING FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Qualification as a Regulated Investment Company; Tax Treatment

It is expected that the Fund will qualify for treatment as a RIC under the Code. If the Fund so qualifies and distributes (or is deemed to have distributed) each taxable year to Shareholders dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Fund’s taxable year, the Fund will not be subject to U.S. federal corporate income taxes on any amounts it distributes as dividends for U.S. federal income tax purposes, including distributions (if any) derived from the Fund’s net capital gain (i.e., the excess of the net long-term capital gains over net short-term capital losses) to Shareholders. The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders each year.

In addition, amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must be considered to have distributed dividends for U.S. federal income tax purposes in respect of each calendar year in an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, (2) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally determined on the basis of the one-year period ending on October 31st of such calendar year, and adjusted for certain ordinary losses), and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund incurred no U.S. federal income tax. For U.S. federal income tax purposes, dividends declared by the Fund in October, November or December to Shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such Shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

In order to qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (all such income items, “qualifying gross income”); and (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code).

For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund’s distributive share of items of income, gain and loss derived through any Underlying Funds or other Underlying Investments that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Underlying Funds or such other Underlying Investments. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by such Underlying Funds.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, for the taxable year in which the RIC would have failed the gross income test, absent the application of the above cure provision, the RIC would be subject to a tax equal to the amount by which the RIC’s non-qualifying gross income exceeds one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Additionally, a RIC that fails the asset diversification test as of the end of a quarter of a taxable year shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10 million (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter of a taxable year under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If before the end of any taxable quarter of the Fund’s taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure. However, the action typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the asset diversification discrepancy) may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Underlying Private Funds and unlisted BDCs. While the Code generally affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to do so may limit utilization of this statutory 30-day cure period and, possibly, the extended cure period provided by the Code as discussed above.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions made to Shareholders, and the Fund generally would not be required to make any distributions. In addition, all distributions (including distributions of net capital gain) made to Shareholders generally would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

Distributions

The Fund will ordinarily declare and pay distributions from its net investment income, if any, on a quarterly basis. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund intends to declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by the Fund in the prior fiscal year. An additional distribution may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund. After the end of each calendar year, Shareholders will be provided a Form 1099, containing information regarding the amount and character of distributions received from the Fund during the calendar year. If a Shareholder purchases shares before a distribution, the Shareholder will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called “buying a dividend.” Unless the Shareholder’s account is a tax-deferred account, dividends paid to Shareholders would be included in gross income for tax purposes even though the Shareholder may not have participated in the increase of the net asset value of the Fund, regardless of whether the Shareholder reinvested the dividends. Distributions are taxable to Shareholders even if they are paid from income or gains earned by the Fund before Shareholders’ investment in the Fund (and thus were included in the price paid for Fund shares). To avoid “buying a dividend,” Shareholders should check the Fund’s distribution dates before investing.

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on any dividends or other distributions that they receive from the Fund. Distributions from net investment income and net short-term capital gain generally will be characterized as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for Shareholders that are corporations, provided the Shareholder satisfied the applicable holding period and other requirements. Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income,” which is generally subject to tax at rates equivalent to long-term capital gain tax rates, by Shareholders that are individuals, provided the Shareholder satisfied the applicable holding period and other requirements. Distributions from net capital gain (typically referred to as a “capital gain dividend”) will be characterized as long-term capital gain, regardless of how long Shares have been held by the Shareholder and will not be eligible for the dividends-received deduction or treatment as “qualified dividend income.” However, if the Shareholder received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions. Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) a Shareholder’s tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale of Shares, as discussed below. Similarly, as discussed below at “Income from Repurchases of Shares,” if a repurchase of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares repurchased. In such case, the tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be added to the tax basis of any remaining Shares held by the Shareholder.

The tax treatment of the Fund’s distributions from net investment income and capital gains generally will be the same whether the Shareholder takes such distributions in cash or reinvests them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, the Fund may report the retained amount as undistributed capital gains to its Shareholders, and each Shareholder will be treated as if such Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

Certain distributions reported by the Fund as section 163(j) interest dividends may be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under section 163(j) of the Code. Such treatment by the Shareholder is generally subject to holding period requirements and other potential limitations. The amount that the Fund is eligible to report as a section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

An additional 3.8% tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts to the extent such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases of Shares

A repurchase of Shares by the Fund generally will be treated as a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash is “substantially disproportionate” with respect to the Shareholder, results in a meaningful reduction in the Shareholder’s proportionate interest in the Fund or results in a “complete redemption” of the Shareholder’s Shares, in each case applying certain constructive ownership rules in the Code. Alternatively, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and the gross amount of such repurchase may constitute a dividend to the Shareholder to the extent of such Shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits.

If the repurchase or transfer of a Shareholder’s Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased Shares were held by the Shareholder for one year or less.

Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased or transferred by the Fund are replaced (including through reinvestment of dividends and distributions) either with Shares or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Shares. If disallowed, the loss will be reflected as an upward adjustment to the basis of the Shares acquired. The deductibility of capital losses may be subject to statutory limitations.

If the repurchase of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares. In such a case, there is a risk that non-tendering Shareholders, and Shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund.

The tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be added to the tax basis of any remaining Shares held by the Shareholder.

The Fund must report to the IRS and furnish to Shareholders the cost basis information for Shares purchased and sold. If a Shareholder acquires and holds Shares directly with the Fund and not through a Financial Intermediary, the Fund will use the average cost basis method for all Shareholders, which means this is the method the Fund will use to determine which specific Shares are deemed to be sold and their cost basis when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s default method at the time of their purchase or upon sale of Shares. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting such information on their federal income tax returns. If a Shareholder acquires and holds Shares through a Financial Intermediary, they should contact their Financial Intermediary for information related to the applicable cost basis default methods, cost basis selection, and cost basis reporting. Shareholders should consult their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

A sale of Shares, other than in the context of a repurchase of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for “sale or exchange” treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2,500,000 or more for an individual Shareholder or $10,000,000 or more for a corporate Shareholder), the Shareholder must file with the IRS a disclosure statement on an IRS Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

Unless and until the Fund is considered under the Code to be a “publicly offered regulated investment company,” for purposes of computing the taxable income of U.S. Shareholders that are individuals, trusts or estates, (1) the Fund’s earnings will be computed without taking into account such U.S. Shareholders’ allocable shares of the Management Fee and certain other expenses, (2) each such U.S. Shareholder will be treated as having received or accrued a dividend from the Fund in the amount of such U.S. Shareholder’s allocable share of these fees and expenses for such taxable year, (3) each such U.S. Shareholder will be treated as having paid or incurred such U.S. Shareholder’s allocable share of these fees and expenses for the calendar year and (4) each such U.S. Shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. Miscellaneous itemized deductions generally are not deductible by a U.S. Shareholder that is an individual, trust or estate. In addition, if the Fund is not treated as a “publicly offered regulated investment company,” the Fund will be subject to limitations on the deductibility of certain “preferential dividends” that are distributed to U.S. stockholders on a non-pro-rata basis. A “publicly offered regulated investment company” is a RIC whose equity interests are (i) continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933), (ii) regularly traded on an established securities market, or (iii) held by at least 500 persons at all times during the taxable year.

Fund Investments

The Fund may invest a portion of its assets in RICs. To qualify and remain eligible for the special tax treatment accorded to regulated investment companies and their shareholders under the Code, the RICs in which the Fund invests must meet certain source-of-income, asset diversification and annual distribution requirements. If a RIC in which the Fund invests fails to qualify as a regulated investment company, such RIC would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a RIC could substantially reduce the RIC’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment. Additionally, under certain circumstances, the failure of a RIC in which the Fund invests to qualify as a regulated investment company could impact the ability of the Fund to so qualify. The Fund will not be able to offset income or gains realized by one RIC in which the Fund invests against losses realized by another RIC in which the Fund invests. Sales of shares in a RIC could also result in a gain and/or income to the Fund. The Fund’s investment in RICs could therefore affect the amount, timing and character of distributions to Shareholders.

It is intended that the Fund will invest a portion of its assets in Underlying Funds or other Underlying Investments that may be classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) generally is not subject to an entity-level U.S. federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund and certain Underlying Funds (or other Underlying Investments that may be classified as partnerships for U.S. federal income tax purposes), including in circumstances where investments by the Underlying Funds (or such other Underlying Investments) generate income prior to a corresponding receipt of cash). In such case, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may not qualify for or maintain RIC tax treatment and thus may become subject to Fund-level income tax.

Some of the income that the Fund may earn directly or indirectly through an Underlying Fund or other Underlying Investment, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. The Fund may have to dispose of interests in Underlying Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Underlying Funds earn income of a type that is not qualifying gross income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to Shareholders.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS OR CO-INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF BOTH THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY UNDERLYING FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses. However, because the functional currency of the Fund for U.S. federal income tax purposes is the U.S. dollar, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) is generally characterized as ordinary income or loss in accordance with section 988 of the Code. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid would be generally characterized as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be characterized as ordinary income. Finally, all or a portion of any gain realized from engaging in “conversion transactions” (as defined in the Code to generally include certain transactions designed to convert ordinary income into capital gain) may be characterized as ordinary income.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions (“Section 1256 Contracts”) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 Contracts. In addition, any Section 1256 Contracts remaining unexercised both at October 31 of each calendar year as well as at the end of the Fund’s taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

While not a principal investment strategy of the Fund, the Fund may acquire certain foreign currency forward contracts, enter into certain foreign currency futures contracts, acquire put and call options on foreign currencies, or acquire or enter into similar foreign currency-related financial instruments. Generally, foreign currency regulated futures contracts and option contracts that qualify as Section 1256 Contracts will not be subject to ordinary income or loss treatment under Section 988 of the Code. However, if the Fund acquires or enters into any foreign currency futures contracts or options contracts that are not Section 1256 Contracts, or any foreign currency forward contracts or similar foreign currency-related financial instruments, any gain or loss realized by the Fund with respect to such contract or financial instruments generally will be characterized as ordinary gain or loss unless the contract or financial instrument in question is a capital asset in the hands of the Fund and is not part of a straddle transaction (as described below), and an election is made by the Fund (before the close of the day the transaction is entered into) to characterize the gain or loss attributable to such contract or financial instrument as capital gain or loss.

Offsetting positions held by the Fund, or the Underlying Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.” In addition, investments by the Fund in particular combinations of Underlying Funds may also be treated as a “straddle.” To the extent the straddle rules apply to positions established by the Fund, or the Underlying Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund, or the Underlying Funds, may constitute “mixed straddles.” One or more elections may be made in respect of the U.S. federal income tax treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly an Underlying Fund, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests (“appreciated financial position”), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Underlying Fund, enters into the Contract or acquires the underlying property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund, or possibly an Underlying Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-through entities (including other RICs, REITs, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The U.S. Department of the Treasury (the “Treasury”) and the IRS have the authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-through entities.

Passive Foreign Investment Companies and Controlled Foreign Corporations

The Fund may indirectly hold equity interests in non-U.S. Underlying Funds and/or non-U.S. portfolio companies that may be treated as “passive foreign investment companies” (each, a “PFIC”) under the Code. A PFIC is generally defined as a non-U.S. entity which is classified as a corporation for U.S. federal income tax purposes, and which earns at least 75% of its annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or which holds at least 50% of its total assets in assets producing such passive income. The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If an election is made to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in income each taxable year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund. The QEF election may not be able to be made with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, an election can be made to mark-to-market the shares of a PFIC held by the Fund at the end of the Fund’s taxable year (as well as on certain other dates prescribed in the Code). In this case, the Fund would recognize as ordinary income its share of any increase in the value of such PFIC shares, and as ordinary loss its share of any decrease in such value, to the extent such loss did not exceed its share of prior increases in income derived from such PFIC shares. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable taxable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).

Dividends paid by PFICs will not be treated as “qualified dividend income.” In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

If the Fund holds 10% or more (by vote or value) of the interests treated as equity for U.S. federal income tax purposes in a foreign entity classified as a corporation for U.S. federal income tax purposes and considered a controlled foreign corporation (“CFC”) under the Code, the Fund may be treated as receiving a deemed distribution (i.e., characterized as ordinary income) each taxable year from such foreign corporation in an amount equal to its pro rata share of such entity’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the entity makes an actual distribution during such taxable year. The Fund would be required to include the amount of a deemed distribution from a CFC when computing its investment company taxable income as well as in determining whether the Fund satisfies the distribution requirements applicable to RICs, even to the extent the amount of the Fund’s income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and the proceeds from any sales or other dispositions of CFC stock during the Fund’s taxable year. In general, a foreign entity classified as a corporation for U.S. federal income tax purposes will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a foreign entity classified as a corporation for U.S. federal income tax purposes.

Under Treasury regulations, certain income derived by the Fund from a CFC or a PFIC with respect to which the Fund has made a QEF election would generally constitute qualifying income under the gross income test for purposes of determining the Fund’s ability to be subject to tax as a RIC only to the extent the CFC or the PFIC makes current distributions of that income to the Fund or the included income is derived with respect to the Fund’s business of investing in stocks and securities. The Fund may be restricted in its ability to make QEF elections with respect to the Fund’s holdings in Underlying Funds and other issuers that could be treated as PFICs or implement certain restrictions with the respect to any Underlying Funds or other issuers that could be treated as CFCs in order to limit the Fund’s tax liability or maximize the Fund’s after-tax return from these investments.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, Shareholders and prospective Shareholders should consider the potential state and local tax consequences associated with an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders will generally be taxable in their state of residence with respect to their income or gains earned and distributed by the Fund as dividends for U.S. federal income tax purposes, or the amount of their investment in the Fund.

Foreign Taxes

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Information Reporting and Backup Withholding

Information returns will generally be filed with the IRS in connection with distributions made by the Fund to Shareholders unless Shareholders establish they are exempt from such information reporting (e.g., by properly establishing that they are classified as corporations for U.S. federal tax purposes). Additionally, the Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers, generally on an IRS Form W-9, or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but they may be required to demonstrate their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder’s U.S. federal income tax liability if the appropriate information is provided to the IRS.

U.S. Federally Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by its U.S. federally tax-exempt Shareholders (including, among others, individual retirement accounts (“IRAs”), 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a U.S. federally tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the U.S. federally tax-exempt Shareholder has engaged in a borrowing or other similar transaction to acquire its Shares. A tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust. The foregoing discussion does not address all of the U.S. federal income tax consequences that may be applicable to a tax- exempt Shareholder as a result of an investment in the Fund. For example, certain tax-exempt private universities should be aware that they are subject to a 1.4%, 4% or 8% excise tax (depending on the endowment size) on their “net investment income” that is not otherwise taxed as UBTI, including income from interest, dividends and capital gains. Tax-exempt investors should consult with their tax advisors regarding an investment in the Fund.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“Foreign Shareholder”) as defined in the Code, depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder. The Fund is a corporation for U.S. federal income tax purposes. Under current law, a Foreign Shareholder should not be considered to be engaged in the conduct of a business in the United States solely by reason of its investment in the Fund

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the Foreign Shareholder), which tax is generally withheld from such distributions. Dividend distributions that the Fund properly reports as attributable to certain U.S. source income derived by the Fund generally will, however, be exempt from such withholding tax. Furthermore, capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any capital gains that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon any sale or exchange of Shares will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. In order to qualify for any reduction or exemption from U.S. withholding tax, a Foreign Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the repurchase of Shares or otherwise upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption in the manner discussed above.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Account Tax Compliance Act

The Fund is required under the Foreign Account Tax Compliance Act (“FATCA”) provisions of the Code to withhold U.S. tax (at a 30% rate) on payments of amounts treated as dividends for U.S. federal income tax purposes made to certain non-U.S. entities (including financial intermediaries) that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the Treasury of U.S.- owned foreign investment accounts unless various U.S. information reporting and diligence requirements (that are in addition to and significantly more onerous than, the requirement to deliver an applicable U.S. nonresident withholding tax certification form (e.g., IRS Form W-8BEN)) and certain other requirements have been satisfied. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Persons located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon bonds, step-ups and PIK securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments. The Fund would be required to recognize the income for income tax purposes and to distribute the income on these instruments as the income accrues, even though the Fund will not receive the income on a current basis in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders. The required recognition of OID or PIK interest for U.S. federal income tax purposes may require cash distributions to shareholders in order to maintain tax treatment as a RIC for U.S. federal income tax purposes.

Original Issue Discount

Any market discount recognized on a bond is taxable as ordinary income for U.S. federal income tax purposes.

Below Investment Grade Instruments

The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to distribute sufficient income to preserve the Fund’s tax status as a RIC and minimize the extent to which the Fund is subject to U.S. federal income tax.

Fund Tax Liabilities

Shareholders may bear the cost of any taxes arising in connection with the operation of the Fund. This may include withholding taxes on payments made by an investment holding subsidiary of the Fund as well as corporate taxes paid by the Fund and/or an investment holding subsidiary of the Fund.

Other Taxation

The foregoing represents a summary of the general tax rules and considerations affecting Shareholders and the Fund’s operations, and neither purports to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, other state, local, and foreign taxes, estate and inheritance taxes, or intangible property taxes, that may be imposed by various jurisdictions. The Fund also may be subject to additional state, local, or foreign taxes that could reduce the amounts distributable to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund. In addition to the particular matters set forth in this section, tax-exempt entities should carefully review those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

PLAN OF DISTRIBUTION

Shares

The Fund currently offers two classes of Shares: Class F Shares and Class I Shares. The Fund has received exemptive relief from the SEC to issue multiple classes of Shares and to impose shareholder servicing fees. The Fund may in the future register and include other classes of Shares in the offering.

Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; (c) each class shall have separate voting rights on any matter submitted to Shareholders in which the interests of one class differ from the interests of any other class; and (d) each class shall have exclusive voting rights on any matter submitted to Shareholders that relates solely to that class. There are no conversion, preemptive or other subscription rights with respect to any class of the Shares.

Shareholders of each class will share expenses proportionately for services that are received equally by all Shareholders. A particular class of Shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of Shares may include (i) payments pursuant to the shareholder services plan for that specific class, (ii) transfer agency fees attributable to a specific class of Shares, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current Shareholders of a specific class of Shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the Shareholders of a specific class of Shares, (vi) litigation or other legal expenses relating to a specific class of Shares, (vii) audit or accounting expenses relating to a specific class of Shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of Shares.

Not all investors are able to access Class F Shares or Class I Shares. Class F Shares and Class I Shares are available only to investors through a select network of Financial Intermediaries, except that RI Employees, Trustees of the Fund and certain institutional investors may purchase shares directly with the Fund. Certain Financial Intermediaries may not offer programs that allow investors to access Shares of the Fund or investors may not qualify for any such program at their Financial Intermediaries. It is also possible that certain Financial Intermediaries may not offer the Fund as part of their programs. Further, the decision by investors to invest in the Fund through Class F Shares or Class I Shares must be made on a case-by-case basis after careful discussion with the investor’s Financial Intermediary to determine whether such Shares are most appropriate for the investor, such determination to be based both on economic and non-economic factors. Not all Financial Intermediaries offer all classes of Shares. See “Share Class Considerations.”

Distributor

Russell Investments Financial Services, LLC (the “Distributor”), an affiliate of the Advisor, located at 401 Union Street, 18th Floor, Seattle, Washington 98101, acts as the distributor of the Fund’s Shares, pursuant to a distribution agreement with the Fund (the “Distribution Agreement”), on a reasonable best efforts basis, subject to various conditions. The Distributor is not obligated to sell any specific amount of Shares of the Fund.

Under the Distribution Agreement, the Distributor’s responsibilities include, but are not limited to, selling Shares of the Fund upon the terms set forth in this Prospectus and making arrangements for the collection of purchase monies or the payment of purchase proceeds. The Distributor also may enter into agreements with Financial Intermediaries for the sale and servicing of the Shares. Financial Intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. Any terms and conditions imposed by a Financial Intermediary, or operational limitations applicable to such parties, may affect or limit a Shareholder’s ability to purchase the Shares or tender the Shares for repurchase, or otherwise transact business with the Fund. While neither the Fund nor the Distributor imposes a sales charge on Class F Shares or Class I Shares, if you buy Shares through certain Financial Intermediaries, they may directly charge you a wrap fee or transaction fee in such amount as they may determine. Investors should consult with their Financial Intermediaries about any transaction or other fees or charges their Financial Intermediaries might impose on each class of Shares in addition to any fees imposed by the Fund.

Minimum Investments

Your purchase of Shares of the Fund may be subject to certain investment minimums. See “Purchasing Shares” for details on the investment minimums and exceptions to the investment minimums. If you invest less than the required minimum investment in the Fund, the Fund reserves the right to refuse your order. The Fund reserves the right to repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund falls below $500 and to change the categories of investors eligible to purchase its Shares or the required minimum investment amounts. Prior to closing an account, the Fund will provide reasonable notice and in certain cases, the Fund may offer an opportunity to increase the account balance.

The Fund generally does not have the ability to enforce these minimum investment requirements and other eligibility requirements for access to Share classes. It is the primary responsibility of each Financial Intermediary with the direct client relationship with the investor(s) to ensure that it only makes Share classes available to those categories of investors that meet the minimum investment requirement and satisfy other eligibility requirements. However, the Fund will not knowingly sell Shares to any investor that does not satisfy the minimum investment requirement or that does not satisfy other eligibility requirements.

Share Class Considerations

The Fund offers two classes of Shares: Class F Shares and Class I Shares. When selecting a share class, you should consider the following:

•	which share classes are available to you;

•	the amount you intend to invest; and

•	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your Financial Intermediary to help you decide which share class is best for you. Not all Financial Intermediaries offer all classes of Shares. In addition, Financial Intermediaries may impose additional fees and charges on each class of Shares. If your Financial Intermediaries offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

Class F Shares and Class I Shares

Class F Shares and Class I Shares will be sold at the then-current NAV of the applicable class and are not subject to any sales load imposed by the Fund or the Distributor or distribution fees. While neither the Fund nor the Distributor imposes a sales charge on Class F Shares or Class I Shares, Financial Intermediaries, may directly charge you a wrap fee or transaction fee in such amount as they may determine. Any such fees will be in addition to your investment in the Fund and not deducted therefrom. Investors should consult with their Financial Intermediaries about any transaction or other fees their Financial Intermediaries might impose on Class F or Class I Shares. Because the Class F Shares and Class I Shares are sold at the prevailing NAV of the applicable class without an upfront sales load, the entire amount of an investor’s purchase is invested immediately (subject to any transaction fee or other fee charged by a Financial Intermediary).

Class I Shares pay to Financial Intermediaries a shareholder servicing fee that accrues at an annual rate up to 0.25% of the class’s average daily net assets. See “Shareholder Servicing Plan—Class I Shares.”

Shareholder Servicing Plan – Class I Shares

The Fund has adopted a Shareholder Servicing Plan under which Class I Shares pay to certain Financial Intermediaries a shareholder servicing fee for activities or expenses primarily intended to assist, support or service their clients who beneficially own or are record holders of Class I Shares. Under the Shareholder Servicing Plan, Class I Shares of the Fund pay a shareholder servicing fee that accrues at an annual rate up to 0.25%, which reduces the NAV of Class I Shares. Because these fees are paid out of the Fund’s assets attributable to Class I Shares on an ongoing basis, over time, they will increase the cost of an investment in Class I Shares, including causing the Class I Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class F Shares.

Class F Shares are not subject to any shareholder servicing fees.

Offering Dates and Times

Purchases can be made on any day when Shares are offered. You may purchase Shares through a Financial Intermediary on any business day of the Fund (defined as a day on which the NYSE is open for regular trading). Prospective investors, except for RI Employees, Trustees of the Fund, and certain institutional investors, must place purchase orders for Fund Shares through a Financial Intermediary. Certain RI Employees, Trustees of the Fund, and certain institutional investors may purchase shares directly with the Fund or the Advisor or one of its affiliates.

Purchase orders are processed at the next NAV per share calculated after the Fund, your Financial Intermediary or a Fund agent, as applicable, receives your order in proper form (as determined by your Financial Intermediary). Certain authorized Fund agents have entered into agreements with the Fund’s Distributor or its affiliates to receive and accept orders for the purchase and repurchase of Shares of the Fund on behalf of Financial Intermediaries. Some, but not all, Financial Intermediaries are Fund agents, and some, but not all, Fund agents are Financial Intermediaries.

Purchase orders must normally be received by the Fund, your Financial Intermediary or a Fund agent, as applicable, prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) in order to be processed at the net asset value calculated on that day. Any purchase order received after the purchase order cut-off time will be processed on the following business day at the next calculated net asset value per share. Because Financial Intermediaries and Fund agents may have earlier purchase order cut off times to allow them to deliver purchase orders to the Fund prior to the Fund’s order transmission cut off time, please ask your Financial Intermediary what the cut off time is.

If the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves its right to treat such day as a business day of the Fund and accept purchase orders until the normally-scheduled close of regular trading on the NYSE for that day, so long as the Fund’s management believes there remains an adequate market to meet purchase orders for that day. Market volatility regulations provide for circuit breakers which represent the thresholds at which trading is halted market-wide for single-day declines in the S&P 500® Index. Circuit breakers halt trading on the nation’s stock markets during dramatic drops and are set at 7%, 13% and 20% of the closing price for the previous day. For a Level 3 halt (20% decline), trading will halt for the remainder of the trading day. If this were to occur, the Fund’s management believes there will not be an adequate market to meet purchase orders for that day and the Fund will close when trading is halted. Any purchase orders received before the Fund closes due to a Level 3 halt will be processed at that day’s calculated NAV per share. Any purchase orders received after the Fund closes due to a Level 3 halt will be processed on the following business day at the next calculated NAV per share.

The Fund reserves the right to close, and therefore not accept purchase orders for that day, if the primary trading markets of the Fund’s portfolio instruments are closed (such as holidays on which such markets are closed) and the Fund’s management believes that there is not an adequate market to meet purchase requests on such day.

The Fund reserves the right to suspend sales of the Shares during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the Fund’s NAV, or during any other period as permitted by the SEC for the protection of investors. In a situation where the Fund suspends the sale of the Shares, the Fund may also determine to suspend or postpone a pending or scheduled repurchase offer.

The Fund reserves the right, in its sole discretion, to accept or reject in whole or in part any order for purchase of the Shares.

Purchase Order Procedures

Generally, you must place purchase orders for Fund Shares, through a Financial Intermediary, in U.S. dollars. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Fund. Specific payment arrangements should be made with your Financial Intermediary. However, exceptions may be made by prior special arrangement. For accounts held directly with the Fund, you may pay for your purchase by wire transfer, ACH or check.

For accounts of RI Employees or Trustees of the Fund held directly with the Fund you may be required to consult with the Chief Compliance Officer of the Fund to determine if you meet the requirements for investing. You may purchase Fund Shares by mail.

In order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:

Regular Mail:

Russell Investments

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, OH 45246-0707

Overnight Mail:

Russell Investments

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

For such accounts, cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders are reviewed on a case-by-case basis and may be accepted under certain circumstances.

If you wish to wire money to make an investment in the Fund, please call the Fund at 1-833-296-2676 for wiring instructions and to notify the Fund that a wire transfer is coming. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The Fund is not responsible for delays resulting from the banking or Federal Reserve wire system. If your check or electronic payment does not clear, you will be responsible for any loss incurred by the Fund and charged a $25 fee to defray bank charges. This fee is subject to change.

The Fund reserves the right, in its sole discretion, to accept or reject in whole or in part any order for purchase of the Shares.

Foreign Investors

A Financial Intermediary may offer and sell the Fund to non-resident aliens and non-U.S. entities, if (1) the Financial Intermediary can fulfill the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors, and (2) the offer and sale occur in a jurisdiction where the Fund is authorized to be offered and sold, currently the 50 states of the United States and certain U.S. territories.

Without the prior approval of the Fund’s Chief Compliance Officer, non-resident aliens and entities not formed under U.S. law may not purchase Shares of the Fund where the Fund is responsible for the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors. If you are an RI Employee or Trustee of the Fund and invest directly through the Fund and a foreign address is added onto your account, the Fund will not be able to accept additional purchases and will discontinue any automated purchases into the account.

Automated Investment Program

Your Financial Intermediary may offer an automated investment program through which you may choose to make regular investments in the Fund through an established account, subject to the Fund’s eligibility and minimum investment requirements. Your Financial Intermediary may set certain restrictions for this automated investment option. If you would like to establish an automated investment program or for further information, please contact your Financial Intermediary. You may discontinue the automated investment program or change the amount and timing of your investments by contacting your Financial Intermediary.

Payments to Financial Intermediaries

Shareholder Servicing Arrangements

Pursuant to the Fund’s Shareholder Services Plan, Financial Intermediaries may receive shareholder services compensation from Class I Shares of the Fund. Those payments are reflected in the fees and expenses listed in the annual fund operating expenses table earlier in the Prospectus.

Other Payments to Financial Intermediaries

The Distributor or its affiliates may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) or their affiliates in connection with distribution, which may include providing services intended to result in the sale of Fund Shares, or to pay for services such as marketing support, education and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund Shares held through a particular Financial Intermediary increases. Because these payments are not made by the Fund, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. Some of these payments are commonly referred to as “revenue sharing.” At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Fund available to its customers and may allow the Fund greater access to the customers of the Financial Intermediary.

The Distributor or its affiliates may also make cash payments, from their own resources, to key Financial Intermediaries and their service providers (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) to pay for services such as account consolidation, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may fluctuate based on the dollar value of Fund Shares held through a particular Financial Intermediary. Because these payments are not made by the Fund, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Fund available to its customers and may allow the Fund greater access to the customers of the Financial Intermediary.

The Fund’s Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the SEC and the Financial Industry Regulatory Authority relating to the sale of mutual fund shares.

To enable Financial Intermediaries to provide a higher level of service and information to prospective and current Fund shareholders, the Fund’s Distributor also offers them a range of complimentary software tools and educational services. The Fund’s Distributor provides such tools and services from its own resources.

Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Fund, the Fund’s Distributor or the Distributor’s affiliates.

Your Financial Intermediary may also charge you transaction-based fees, activity-based fees and other fees for its services based upon its own policies and procedures. Those fees are retained entirely by your Financial Intermediary and no part of those fees are paid to the Advisor, the Fund’s Distributor or the Fund. Ask your Financial Intermediary for more information about these fees as they may apply to your investments and your accounts.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy Shares of the Fund, the Fund or your Financial Intermediary will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Fund to identify you. If the Fund or your Financial Intermediary is unable to adequately identify you within the time frames set forth in the law, your Shares may be automatically repurchased at the next repurchase offer. If the net asset value per share has decreased since your purchase, you will lose money as a result of this repurchase.

Signature Guarantee

When You Need Medallion Signature Guarantees (“MSG”): An MSG assures that a signature is genuine and protects you from unauthorized account transfers. You may need your signature guaranteed if:

-	You request a repurchase to be made payable to a person not on record with the Fund;

-	You request that a repurchase be mailed to an address other than that on record with the Fund;

-	The proceeds of a requested repurchase exceed $100,000;

-	Any repurchase is transmitted to a bank other than the bank of record; or

-	Your address was changed within 15 days of your repurchase request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.

Responsibility for Fraud

Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Fund or your Financial Intermediary sends you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.

Escheatment and Inactivity

For any accounts held directly at the Fund, the Fund will comply with all federal search and notification requirements, as defined in Section 17AD-17 of the Securities Exchange Act of 1934, as amended. Should the assets be determined to be abandoned, then the Fund is legally obligated to escheat said abandoned property to the appropriate state’s unclaimed property administrator, as determined by the owner’s last known address of record.

Furthermore, the Fund will comply with any and all state regulations regarding “inactivity.” Broadly described, state inactivity rules define time periods during which, and specific means by which, shareholders must “contact” their assets, i.e. the Fund, the Fund’s agent and/or their Financial Intermediary. The Fund is legally obligated to escheat inactive assets to the state of jurisdiction as identified by the owner’s address of record.

In order to prevent escheatment of your account, consider keeping your contact information updated and actively engaging with your account to avoid it being deemed inactive per the regulations in your state of residence.

It is the intention of the Fund to comply with the appropriate regulative body for each given instance. For additional information, questions, or concerns regarding these regulations, please contact the Abandoned/Unclaimed Property division of your state of residence, or please contact your Financial Intermediary.

Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election. Please contact your Financial Intermediary for additional information.

Uncashed Checks

Please make sure you promptly cash checks issued to you by the Fund. If you do not cash a dividend, distribution, or repurchase check, the Fund will act to protect themselves and you. This may include restricting certain activities in your account until the Fund is sure that it has a valid address for you. After 180 days, the Fund will no longer honor the issued check and, after attempts to locate you, the Fund will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

If you have elected to receive dividends and/or distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the Fund with regards to uncashed checks, the Fund may convert your distribution option to have all dividends and/or other distributions reinvested in additional Shares.

In-Kind Exchange of Securities

The Fund may, at its discretion, permit you to acquire Shares in exchange for securities you currently own. Any securities exchanged must meet the investment objectives, policies, and limitations of the Fund; have a readily ascertainable market value; be liquid; and not be subject to restrictions on resale.

Shares purchased in exchange for securities generally may not be redeemed or exchanged for 15 days following the purchase by exchange or until the transfer has settled, whichever comes first. If you are a taxable investor, you will generally realize gains or losses on the exchange for U.S. federal income tax purposes. If you are contemplating an in-kind exchange you should consult your tax adviser.

The price at which the exchange will take place will depend upon the relative net asset value of the Shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same way the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.

Registration of Fund Accounts

Financial Intermediaries may combine their clients’ holdings in a single omnibus account with the Fund held in the Financial Intermediary’s own name or “street name.” Therefore, the Fund may have records only of that Financial Intermediary’s omnibus account. In this case, your Financial Intermediary is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Fund, but can do so only through your Financial Intermediary. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s Prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Fund, call the Fund’s Transfer Agent at 1-833-296-2676. You will receive the additional copy within 30 days after receipt of your request by the Fund. Alternatively, if your shares are held through a financial institution, please contact the financial institution.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company (“State Street”). The custodian, among other things, maintains custody of the Fund’s assets and establishes and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Fund invests. The mailing address for State Street is 1776 Heritage Drive, North Quincy, MA 02171.

Ultimus Fund Solutions, LLC (“Ultimus”), whose principal business address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s transfer agent with respect to the Shares (the “Transfer Agent”). The Transfer Agent is responsible for maintaining the Fund’s Shareholder records and carrying out Shareholder transactions. The Transfer Agent also serves as the dividend disbursing agent for the Fund.

ADMINISTRATION AND ACCOUNTING SERVICES

Ultimus, whose principal business address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator. In its capacity as the Fund’s administrator, Ultimus provides or oversees the provision of all administrative services for the Fund. Pursuant to a Master Services Agreement (the “MSA”) between the Fund and Ultimus, which is approved by the Board, the Fund has agreed to pay Ultimus a monthly administration fee (the “Administration Fee”), plus reimbursable expenses. The Administration Fee is based on the average managed assets (i.e., the average net assets of the Fund plus any amount of leverage being used by the Fund) for the prior month and subject to annual minimums.

Ultimus provides certain accounting services to the Fund pursuant to the MSA. Pursuant to the MSA, Ultimus provides the Fund with, among other things, customary fund accounting services, including computing the Fund’s NAV and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions. For these and other services it provides to the Fund, Ultimus is paid a monthly fee from the Fund, plus reimbursable expenses. The fee is based on the average managed assets (i.e., the average net assets of the Fund plus any amount of leverage being used by the Fund) for the prior month and subject to annual minimums.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm of the Fund. PwC is responsible for performing annual audits of the financial statements of the Fund in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and providing federal tax return preparation services and other tax compliance services. The mailing address for PwC is 1420 Fifth Avenue, Suite 2800, Seattle, WA 98101.

LEGAL MATTERS

Dechert LLP, located at 100 Oliver St, Boston, MA 02110, has been engaged to serve as the Fund’s legal counsel.

Russell Investments

Strategic Credit Fund

Class F Shares

Class I Shares

PROSPECTUS

[    ], 2026

All dealers that buy, sell or trade Shares, whether or not participating in this offer, may be required to deliver a prospectus when acting on behalf of the Distributor.

Preliminary Statement of Additional Information

Dated April 21, 2026

Subject to Completion.

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

RUSSELL INVESTMENTS

STRATEGIC CREDIT FUND

Class F Shares

Class I Shares

STATEMENT OF ADDITIONAL INFORMATION

The Russell Investments Strategic Credit Fund is a single legal entity organized as a Delaware statutory trust (the “Fund”). The Fund offers shares of beneficial interest (“Shares”) in a separate prospectus, dated [   ], 2026 (“Prospectus”). The Fund is a non-diversified, closed-end management investment company that operates as an “interval fund.”

This Statement of Additional Information (“SAI”) does not constitute a prospectus but should be read in conjunction with the Prospectus. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing the Fund’s shares of beneficial interest (the “Shares”), and investors should obtain and read the Prospectus prior to purchasing Shares of the Fund. A copy of the Prospectus may be obtained without charge by calling (800) 787-7354. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the Investment Company Act of 1940 or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

This Statement of Additional Information is dated [   ], 2026.

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INVESTMENT POLICIES AND RISKS

Russell Investments Credit Adviser, LLC serves as the Fund’s investment adviser (“RICA” or the “Advisor”) and TCW Investment Management Company LLC and Partners Group (USA) Inc. serve as the Fund’s sub-advisers (respectively, “TCW” and “Partners Group (USA),” and each, a “Sub-Advisor” and collectively, the “Sub-Advisors”).

The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

Non-Fundamental Investment Policies

The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes in Credit Assets (as defined below). The Fund may change this 80% policy without Shareholder approval upon at least 60 days’ prior written notice to Shareholders.

For purposes of this 80% policy, “Credit Assets” includes: (1) direct lending investments (including directly or indirectly originated senior secured loans and other types of loans), asset-backed loans and tradeable debt (such as tradeable bank loans, U.S. government debt and corporate debt, including broadly syndicated loans), (2) general or limited partnerships, funds, corporations, or other investment vehicles that each invests at least a majority of its assets in private or public loans, credit securities and other credit-related instruments (collectively, the “Underlying Funds”), including (a) open-end mutual funds, interval funds and exchange-traded funds registered under the Investment Company of 1940 (the “1940 Act”) (collectively, “Underlying Registered Funds”), (b) business development companies (“BDCs,” and with the Underlying Registered Funds, “Underlying Regulated Funds”), and (c) investment vehicles that are exempt from registration under the 1940 Act and the Securities Act of 1933 (“Underlying Private Funds”), including through direct investments in Underlying Private Funds or through secondary acquisitions of interests in the Underlying Private Funds through the purchase of an existing investor’s interest in the Underlying Private Fund, (3) credit default swaps (“CDS”) and (4) and other lending activities (such as marketplace lending and net asset value lending), credit securities (such as asset-backed, mortgage-backed or distressed securities) and credit-related instruments (such as structured credit notes and collateralized loan obligation instruments) in which the Fund may directly or indirectly invest.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. As defined by the 1940 Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Fund’s Shareholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

The Fund may not:

(1)

purchase securities if, as a result of such purchase, the Fund’s investments would be concentrated in a particular industry or group of industries within the meaning of the 1940 Act; provided, however, that the Fund may invest in Credit Assets without limitation as to concentration;

Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this fundamental policy. If timely information is available, the Fund will consider, at the time of investment, the investments held by other investment companies in which the Fund may invest in determining if it is concentrated in an industry or group of industries.

This fundamental policy shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

(2)

borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets) or the rules and regulations thereunder, as such statute, rules or regulations may be amended or interpreted by the SEC from time to time;

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(3)

issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets) or the rules and regulations thereunder, as such statute, rules or regulations may be amended or interpreted by the SEC from time to time;

(4)	underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in connection with the disposition of its portfolio securities;

(5)	[make loans except to the extent permitted by the 1940 Act or the rules and regulations thereunder, as such statute, rules or regulations may be amended or interpreted by the SEC from time to time;]

(6)

purchase or sell commodities or commodity contracts, except that it may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indices, swaps and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts; or

(7)

purchase or sell real estate, except to the extent permitted by the 1940 Act or the rules and regulations thereunder, as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

The Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectus), or the next business day if the 14th day is not a business day.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus (except as to the Fund’s policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and transactions of Underlying Funds in which assets of the Fund are invested.

Other Risks

The following disclosure supplements the disclosure set forth under the caption “Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Prospective investors must refer also to “Risks” in the Prospectus for a complete presentation of the matters disclosed below.

Economic, Political and Legal Risks. The Fund intends to make investments in a number of countries, exposing investors to a range of potential economic, political, currency and legal risks that might not exist in the United States, which could have an adverse effect on the Fund and/or its Underlying Investments. These may include but are not limited to declines in economic growth, inflation (including hyperinflation), deflation, currency revaluation, nationalization, expropriation, confiscatory taxation, governmental restrictions, adverse regulation, social or political instability, negative diplomatic developments, military conflicts, terrorist attacks, epidemics and pandemics. Investors should note that private markets in countries where the Underlying Investments are made may be significantly less developed than those in the United States. Certain Underlying Investments may be subject to extensive regulation by national governments and/or political subdivisions thereof, which prevent the Fund from making investments it otherwise would make, or which may cause the Fund to incur substantial additional costs or delays that it otherwise would not suffer. Such countries may have different regulatory standards with respect to insider trading rules, restrictions on market manipulation, shareholder proxy requirements and/or disclosure of information. In addition, the laws of various countries governing business organizations, bankruptcy and insolvency may make legal action difficult and provide little, if any, legal protection for investors, including the Fund. Any such laws or regulations may change unpredictably based on political, economic, social, and/or market developments.

Substantial Fees and Expenses. The Fund will allocate to multiple Underlying Funds. A Shareholder in the Fund that meets the eligibility conditions imposed by one or more Underlying Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could potentially invest directly in primaries of such Underlying Funds. By investing in the Underlying Funds through the Fund, a Shareholder in the Fund will bear a portion of the management fee and other expenses of the Fund. A Shareholder in the Fund will also indirectly bear a portion of the asset-based management fees, carried interests or incentive allocations (which are a share of an Underlying Fund’s returns which are paid to the Fund Manager) and fees and expenses borne by the Fund as an investor in the Underlying Funds. Shareholders may also indirectly bear

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a portion of the expenses of special purpose vehicles through which the Fund may hold certain of its investments. Although not part of the Fund’s primary strategy, to the extent that the Fund invests in an Underlying Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees. These layered fees may result in higher Fund fees and expenses than if the Fund invested in other types of securities. Each Fund Manager may receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Underlying Funds and the Fund generally. As a result, an Underlying Fund with positive performance may receive compensation from the Fund, even if the Fund’s overall returns are negative.

Incentive Allocation Arrangements. Fund Managers of Underlying Private Funds and BDCs may receive a performance fee, carried interest or incentive allocation generally equal to 10-20% of the net profits earned by the Underlying Private Fund or BDC that it manages, typically subject to a preferred return. It is possible that such amounts may be higher or lower for certain Fund Managers. These performance incentives may create an incentive for the Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Shareholders should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Fund and any interest in the Underlying Funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. The Fund may repurchase Shares held by a Shareholder or other person acquiring Shares from or through a Shareholder, if:

•

the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Shareholder or with the consent of the Fund;

•

ownership of the Shares by the Shareholder or other person likely will cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•

continued ownership of the Shares by the Shareholder or other person may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Advisor or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;

•

the Shareholder is subject to special regulatory or compliance requirements, such as those imposed by the U.S. Bank Holding Company Act of 1956, as amended, certain Federal Communications Commission regulations, or ERISA (as hereinafter defined) (collectively, “Special Laws or Regulations”), and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold the Shares; or

•	the Fund, the Advisor or the Board of Trustees determine that the repurchase of the Shares would be in the best interest of the Fund.

The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

Limitations on Transfer; Shares Not Listed; No Market for Shares. The transferability of Shares is subject to certain restrictions contained in the Fund’s Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any national securities exchange or other market. No market currently exists for any class of Shares of the Fund, and the Fund contemplates that no such market will develop. The Shares are, therefore, not readily marketable. The Fund intends to conduct quarterly offers at NAV to repurchase between 5% and 25% of its outstanding Shares, pursuant to Rule

5

23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements. In connection with any given quarterly repurchase offer, the Fund currently intends to offer to repurchase 5% of its outstanding Shares. Although the Advisor and the Fund expect to recommend to the Board of Trustees that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so. Consequently, Shares of the Fund should only be acquired by investors able to commit their funds for an indefinite period of time.

Closed-end Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from registered open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.

Qualified Purchaser Exemption. The Fund may be unsuccessful in quickly raising sufficient capital for the Fund to be deemed a “qualified purchaser” as defined in Section 2(a)(51) of the 1940 Act. Because certain investments that are part of the Fund’s investment strategies require that the Fund meet the definition of qualified purchaser, the Fund may not be able to fully implement its investment strategies and the Fund’s investment performance may be negatively impacted until the Fund raises the $25,000,000 required capital to meet the definition of a qualified purchaser.

Repurchase Risks. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. With respect to any future repurchase offer, Shareholders repurchasing must do so by a date specified in the notice describing the terms of the repurchase offer (the “Shareholder Notification”). The Shareholder Notification will be provided no less than 21 and no more than 42 calendar days prior to the date the repurchase offer ends (the “Repurchase Request Deadline”). The NAV per Share of repurchased Shares will be determined as of the close of regular trading on the NYSE on a day to be determined but no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). Shareholders that request to repurchase any Shares will not know the price at which such Shares will be repurchased until the Fund’s NAV as of the Repurchase Pricing Date is able to be determined. It is possible that during the time period between the Shareholder Notification date and the Repurchase Pricing Date, general economic and market conditions, or specific events affecting one or more Underlying Funds, could cause a decline in the value of Shares in the Fund. Moreover, because the Shareholder Notification date will be substantially in advance of the Repurchase Pricing Date, Shareholders who tender Shares of the Fund for repurchase will not know the amount of such proceeds prior to making a decision. The Fund will make full payment for repurchased Shares within seven (7) days after the Repurchase Pricing Date.

Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s repurchase program and schedule for repurchase offers and submit repurchase requests accordingly. Repurchase requests may be pro-rated if oversubscribed. In addition, certain of the Fund’s Underlying Investments may be unregistered, illiquid and/or subject to lengthy lock-up periods where the Fund will not be able to dispose of such Underling Investments except potentially through secondary transactions with third parties, which may occur at a significant discount to NAV and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions, and the Fund may require and be unable to obtain the consents to transfer that may be required (such as from Fund Managers, the issuers of a Co-Investment, or other investors in a Co-Investment) needed to effect such transactions. Such parties may have no incentive to grant such consents. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Underlying Investments.

Substantial Repurchases. Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

To the extent the Fund obtains repurchase proceeds by disposing of its interest in certain Underlying Investments, the Fund will thereafter hold a larger proportion of its assets in the remaining Underlying Investments, some of whose interests at times may be less liquid or illiquid. This could adversely affect the ability of the Fund to fund subsequent repurchase requests of Shareholders or to conduct future repurchases at all. In addition, after giving effect to such dispositions, the remaining Underlying Investments may not reflect the Advisor’s ideal judgments as to the desired portfolio composition of the Fund’s Underlying Investments, in that the Fund’s performance may be tied to the performance of fewer Underlying Investments and/or may not reflect the Advisor’s judgment as to the Fund’s optimal exposure to particular asset classes or investment strategies. These consequences may be particularly applicable if the Fund received requests to repurchase substantial amounts of Shares and may have a material adverse effect on the Fund’s ability to achieve its investment objectives and the value of the Shares. In addition, substantial repurchases of Shares could result in a sizeable decrease in the Fund’s net assets, resulting in an increase in the Fund’s total annual operating expense ratio.

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Additional Tax Considerations; Distributions to Shareholders and Potential Fund-Level Tax Liabilities. The Fund expects to distribute substantially all of its investment company taxable income and net capital gains to Shareholders. These distributions are respectively characterized as ordinary dividend income or long-term capital gain when distributed as dividends for U.S. federal income tax purposes to Shareholders. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Tax Aspects” below for more information. If the Fund distributes (or is deemed to have distributed) in respect of any calendar year less than an amount at least equal to the sum of 98% of its calendar year ordinary income (taking into account certain deferrals and elections), 98.2% of its capital gain net income (determined on the basis of a one-year period ended on October 31 of such calendar year, and adjusted for certain ordinary losses), plus any such amounts that were not distributed in previous calendar years, then the Fund will generally be subject to a nondeductible 4% excise tax with respect to the Fund’s undistributed amounts. The Fund will not be subject to this excise tax on any amount which the Fund incurred an entity-level U.S. federal income tax.

For U.S. federal income tax purposes, the Fund is required to recognize taxable income in some circumstances in which the Fund does not receive a corresponding payment in cash and to make distributions with respect to such income to maintain its qualification as a RIC. Under such circumstances, the Fund may have difficulty meeting the annual distribution requirement necessary to maintain its qualification as a RIC. As a result, the Fund may have to sell some of its investments at times and/or at prices that the Advisor or Sub-Advisor would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify as a RIC and thus become subject to corporate-level income tax.

The Fund will not be able to offset income or gains realized by one Underlying Fund that is classified as a corporation for U.S. federal income tax purposes against losses realized directly by the Fund or indirectly through an investment in another Underlying Fund that is classified as a corporation for U.S. federal income tax purposes. Sales of shares of the Underlying Funds could also result in a gain and/or income to the Fund. The Fund’s investment in the Underlying Funds could therefore affect the amount, timing and character of distributions to Shareholders.

In addition, the Fund may invest in Underlying Funds located outside of the U.S. or other non-U.S. portfolio company or entities which may be considered passive foreign investment companies (“PFICs”) or controlled foreign corporations (“CFCs”) for U.S. federal income tax purposes. As a result, the Fund may, in a particular taxable year, be required to make ordinary income distributions in excess of the net economic income from such investments with respect to such taxable year. Under applicable final Treasury regulations, certain income derived by the Fund from a CFC or a PFIC with respect to which the Fund has made a qualified electing fund (“QEF”) election would generally constitute qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC to the extent the CFC or the PFIC makes current distributions of that income to the Fund or the included income is derived with respect to the Fund’s business of investing in stocks and securities. As such, the Fund may be restricted in its ability to make QEF elections with respect to the Fund’s holdings in Underlying Funds and other issuers that could be treated as PFICs or implement certain restrictions with the respect to any Underlying Funds or other issuers that could be treated as CFCs in order to limit the Fund’s tax liability or maximize the Fund’s after-tax return from these investments. Moreover, income or gain from such Underlying Funds or other entities may be subject to non-U.S. withholding or other taxes. Any such withholding or other taxes would reduce the return on the Fund’s investment in such Underlying Funds and thus on the Shareholders’ investment in the Fund. See “Tax Aspects.”

Lack of Financial Reporting Related to Non-U.S. Investments; Adverse Non-U.S. Taxes. The Fund may invest directly or indirectly in non-U.S. entities. Because non-U.S. entities are not subject to uniform reporting standards, practices and disclosure comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about non-U.S. companies. In particular, the assets and profits appearing on the financial statements of a company may not reflect its financial position or results of operation in the way they would be reflected had such financial statements been prepared in accordance with the U.S. generally accepted accounting principles. This limitation may be particularly true for private credit investments, where there may be little or no publicly available information about private companies. In addition, financial data related to non-U.S. investments may be affected by both inflation and local accounting standards and may not accurately reflect the real condition of companies and securities markets. Moreover, the Fund and its Shareholders may be subject to tax, reporting and other filing obligations in non-U.S. jurisdictions in which non-U.S. companies reside or operate.

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Regulatory Changes. Legal and regulatory changes could occur during the term of the Fund, which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities, derivatives and futures markets and investment funds such as the Fund has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended (the “Dodd-Frank Act”) was signed into law in July 2010. The Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses. The Dodd-Frank Act requires additional regulation of private fund managers, including requirements for such managers to register as investment advisers under the Advisers Act, and to disclose various information to regulators about the positions, counterparties and other exposures of the private funds managed by such managers.

The Dodd-Frank Act significantly alters the regulation of commodity interests and comprehensively regulates the OTC derivatives markets for the first time in the U.S. Provisions in the new law include: new registration requirements with the SEC and/or the CFTC, recordkeeping, capital, and margin requirements for “swap dealers” and “major swap participants” as determined by the new law and applicable regulations, and the requirement that certain standardized OTC derivatives, such as interest rate swaps, be executed in regulated markets and submitted for clearing through regulated clearinghouses. OTC derivatives transactions traded through clearinghouses will be subject to margin requirements set by clearinghouses and possibly to additional requirements set by the SEC and/or the CFTC. Regulators also have discretion to set margin requirements for OTC derivative transactions that do not take place through clearinghouses. OTC derivatives dealers will be required to post margin to the clearinghouses through which they clear their customer trades instead of using such margin in their operations as they are currently permitted to do. This will increase the dealers’ costs and may be passed through to other market participants, such as an Underlying Fund, in the form of higher fees or spreads and less favorable dealer valuations.

The CFTC, along with the SEC and other U.S. federal regulators, has been tasked with developing the rules and regulations enacting the provisions noted above. The Dodd-Frank Act and the rules already promulgated or to be promulgated thereunder may negatively impact the ability of an Underlying Fund and, in turn, the Fund, to meet its investment objectives either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on an Underlying Fund or its counterparties may impact an Underlying Fund’s ability to invest in a manner that most efficiently meets its investment objectives, and new requirements, including capital and mandatory clearing, may increase the cost of the Underlying Fund’s investments and doing business.

The effect of the Dodd-Frank Act or other regulatory change on the Fund and/or Underlying Funds, while impossible to predict, could be substantial and adverse. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time. Such restrictions may adversely affect the returns of Underlying Funds that utilize short selling. Certain tax risks associated with an investment in the Fund are discussed in “Tax Aspects.”

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. The Advisor on behalf of the Fund has claimed, or prior to commencement of the Fund’s operations will claim, a temporary exemption from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and RICA is not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Fund. Additionally, the Fund will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC, and the Advisor is not subject to registration and regulation as a “commodity pool operator” with respect to the Fund. If the Advisor was unable to claim this exemption with respect to the Fund, the Advisor would become subject to registration and regulation as a “commodity pool operator” (“CPO”), which would subject the Advisor and the Fund to additional registration and regulatory requirements and increased operating expenses. In addition, if the Advisor registered as a CPO with the CFTC with respect to the Fund, the CPOs of any shareholders that are pooled investment vehicles may be unable to rely on certain CPO registration exemptions.

The impact of changes in legislation, if any, on Shareholders, the Fund, and the entities through which the Fund invests is uncertain. Prospective investors are urged to consult their tax advisors regarding an investment in the Fund.

Under Rule 18f-4, the Fund is required to trade derivatives and other transactions that potentially create senior securities (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other testing and derivatives risk management program requirements and requirements related to board reporting. These requirements apply unless the Fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4. Reverse repurchase agreements and similar financing transactions continue to be subject to the asset coverage requirements, and a fund trading reverse repurchase agreements needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio (unless the fund treats such agreements and transactions as derivatives for all purposes

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under the rule). Reverse repurchase agreements and similar financing transactions will not be included in the calculation of whether the Fund is a limited derivatives user (unless the Fund determines to treat such agreements and transactions as “derivative transactions” for all purposes under the rule), but if the Fund is subject to the VaR testing, reverse repurchase agreements and similar financing transactions will be included for purposes of such testing. In addition, under Rule 18f-4, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a nonstandard settlement cycle, and the transaction will be deemed not to involve a “senior security,” provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date). The Fund may otherwise engage in such transactions that do not meet these conditions so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with Rule 18f-4. Furthermore, under Rule 18f-4, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the limits on borrowings as described in the “Leverage” section of the Prospectus, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. These requirements may limit the Fund’s ability to use derivatives and reverse repurchase agreements and similar financing transactions as part of the Fund’s investment strategies.

Control Positions. Underlying Investments may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject the Underlying Investments to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adversely to the Underlying Investments, the Fund likely would suffer losses on its investments.

Indemnification of Underlying Investments and Others. The Fund may agree to indemnify certain of the Underlying Investments and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Underlying Investments. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected. Indemnification of sellers of secondaries may be required as a condition to purchasing such securities.

Other Investment Companies. The Fund may invest in the securities of other investment companies, including the Underlying Funds, to the extent that such investments are consistent with the Fund’s investment objectives and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the Fund’s acquisition of interests in the Underlying Private Funds. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies, such as mutual funds, closed-end funds, and ETFs, and in BDCs in excess of the statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

If the Fund serves as an “underlying fund” to another investment company, the Fund’s ability to invest in other investment companies, private funds and other investment vehicles may be limited and, under these circumstances, the Fund’s investments in other investment companies, private funds and other investment vehicles will be consistent with applicable law and/or exemptive relief obtained from the SEC.

Limited Operating History of Fund Investments. Many of the Fund’s Underlying Private Funds and BDCs may have limited operating histories, and the information the Fund will obtain about such investments may be limited. As such, the ability of the Advisor to evaluate past performance of the Underlying Private Funds and BDCs or to validate the investment strategies of such Underlying Private Funds and BDCs will be limited.

Limitations on Performance Information. Performance of certain Underlying Investments is difficult to measure and therefore such measurements may not be as reliable as performance information for other investment products because, among other things: (i) there is often no market for the Underlying Investments, (ii) the Underlying Investments may take years to achieve a realization event and are difficult to value before realization, (iii) investments in the Underlying Investments may be made over time as capital is drawn down, (iv) the performance record of the Underlying Private Funds is not established until the final distributions are made, which may be 5 to 10 years or longer after the initial closing and (v) industry performance information for Underlying Private Funds and BDCs may be skewed upwards due to survivor bias lack of reporting by underperforming managers.

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Dilution. The Fund may accept additional subscriptions for Shares as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Shareholders in the Fund’s investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent investments underperform the prior investments.

Control Issues. In connection with the management of Underlying Investments, the Advisor, Sub-Advisors, the Fund and/or their affiliates, as applicable, may exercise control over an asset. The exercise of control imposes risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liabilities in which the limited liability characteristics of a corporation may be ignored. If these liabilities were to arise, the Fund might suffer a significant loss. The Fund may also co-invest with third parties through joint ventures, other entities or similar arrangements, thereby acquiring non-controlling interests in certain Underlying Investments. In such cases, the Fund will be significantly reliant on the existing management, board of directors and other shareholders of such companies, which may include representation of other financial investors with whom the Fund is not affiliated and whose interests may conflict with the interests of the Fund. Where the Fund acquires non-controlling interests in an Underlying Investment, the Advisor, Sub-Advisors, the Fund and/or their affiliates, as applicable, may not have the ultimate control or authority to have (i) the right to participate in the management, control or operation of the Underlying Investments, (ii) the opportunity to evaluate the relevant economic, financial and other information that will be used by the respective managers, or (iii) the authority to remove the management of any Underlying Investment. Shareholders of the Fund will not acquire any direct economic or voting interest in Underlying Investments.

Due Diligence. The Advisor, Sub-Advisors and their affiliates, as applicable, seek to conduct reasonable and appropriate analysis and due diligence of the Underlying Investments based on the facts and circumstances applicable to each Underlying Investment. Due diligence generally entails evaluation of important and complex business, financial, tax, accounting, environmental, social and governance issues, regulatory and legal issues, assessment of cybersecurity, information technology systems and other technological factors. Consultants, legal advisors, accountants, investment banks and other third parties are generally involved in the due diligence process to varying degrees depending on the type of investment. When conducting due diligence and making an assessment regarding an Underlying Investment, the Advisor, Sub-Advisors and/or their affiliates, as applicable, will rely on the resources available to them, including information provided by the target Underlying Investment and, in some circumstances, third-party investigations. Nevertheless, the due diligence investigation, conducted with respect to each investment opportunity by the Advisor, Sub-Advisors and/or their affiliates, as applicable, will not always reveal or highlight all of the relevant facts that are necessary or helpful in evaluating the investment opportunity. In addition, instances of fraud and other deceptive practices committed by management teams of Underlying Investments in which the Fund invests could undermine the Advisor’s, Sub-Advisors’ and/or their affiliates’ (as applicable) due diligence process. Such conduct occurring at Underlying Investments, or even conduct that occurred prior to a Fund’s investment therein, could have an adverse impact on the Fund. Further, instances of bribery, fraud, accounting irregularities and other improper, illegal or corrupt practices can be difficult to detect, and fraud and other deceptive practices can be widespread in certain jurisdictions.

Additionally, in connection with the evaluation of a potential investment opportunity, the Advisor, Sub-Advisors and/or their affiliates, as applicable, engage with individuals retained by expert networks who are under an obligation not to disclose confidential information. The Advisor, Sub-Advisors and/or their affiliates, as applicable, seek to avoid inadvertently obtaining confidential information from such sources and have therefore implemented procedures to mitigate the risk that the use of expert networks could result in the receipt of confidential information by investment professionals. However, no assurance can be made that such individuals do not share confidential information. In such cases, the Advisor, Sub-Advisors and/or their affiliates, as applicable, could become restricted from pursuing those investments, which could have an adverse impact on the Fund.

As a part of due diligence on a potential investment, the Advisor, Sub-Advisors and/or their affiliates, as applicable, may select an Underlying Investment on the basis of the Underlying Investment’s financial information or projections. Management judgments are generally the basis for projected operating results. Projections are merely estimates of future results based on assumptions made when the projections were developed. There is no certainty that a company will achieve its projected results, and actual results can vary significantly from projections. Unpredictable general economic conditions can have a material adverse impact on the reliability of such projections and the performance of an Underlying Investment.

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Cybersecurity Risk. Cybersecurity incidents and cyber-attacks are occurring globally at more frequent and severe levels and will likely continue to increase in frequency in the future. Information and technology systems may be vulnerable to damage or interruption from computer viruses and other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals or service providers, power, communications, or other service outages and catastrophic events such as fires, tornadoes, floods, hurricanes, and earthquakes. If unauthorized parties gain access to such information and technology systems, they may be able to steal, publish, delete, or modify private and sensitive information. Although the Advisor, Sub-Advisors, the Fund and the Underlying Investments may have implemented various measures to manage risks relating to these types of events, such systems could prove to be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Because techniques used to obtain unauthorized access or to sabotage systems change frequently and generally are not recognized until they are launched against a target, the Fund and its service providers may be unable to anticipate these techniques or to implement adequate preventative measures. Breaches such as those involving covertly introduced malware, impersonation of authorized users, and industrial, governmental or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing it from being addressed appropriately. The Advisor, Sub-Advisors, the Fund and the Underlying Investments may have to make significant investments to fix or replace such systems. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in operations and result in a failure to maintain the security, confidentiality, or privacy of sensitive data, including personal information relating to the Fund’s Shareholders and the intellectual property and trade secrets of the Advisor, Sub-Advisors, the Fund and the Underlying Investments. Such a failure could harm the reputation of the Advisor, Sub-Advisors, the Fund and the Underlying Investments, subject them to legal and regulatory claims and adverse publicity and otherwise affect their business and financial performance.

Additionally, the third-party service providers of the Advisor, Sub-Advisors, the Fund and the Underlying Investments are subject to the same risks and threats. The Advisor, Sub-Advisors, the Fund and the Underlying Investments conduct reasonable due diligence before engaging third-party service providers and require third-party service providers to implement measures to manage risks relating to these events. Nevertheless, an event that affects a third-party service provider could also affect the Advisor, Sub-Advisors, the Fund and the Underlying Investments.

Third parties may also attempt to fraudulently induce employees, customers, third-party service providers or other users of the Fund’s or the Advisor’s or Sub-Advisor’s systems to disclose sensitive information in order to gain access to the Fund’s, Advisor’s, Sub-Advisor’s or their respective affiliates’ data or that of the Fund’s Shareholders. A successful penetration or circumvention of the security of the Fund’s, Advisor’s, Sub-Advisor’s or their respective affiliates’ systems by unauthorized third parties could result in the loss or theft of a Fund Shareholder’s data or funds, the inability to access electronic systems, loss or theft of proprietary information or corporate data, physical damage to a computer or network system or costs associated with system repairs. Such incidents could cause the Fund, the Advisor, the Sub-Advisor or their respective affiliates or their third-party service providers to incur regulatory penalties, reputational damage, additional compliance costs or financial loss. In addition, the Advisor, the Sub-Advisor or their respective affiliates may incur substantial costs related to investigation of the origin and scope of a cybersecurity incident, increasing and upgrading cybersecurity protections including its administrative, technical, organizational and physical controls, acts of identity theft, unauthorized use or loss of proprietary information, adverse investor reaction, increased insurance premiums or difficulties obtaining insurance coverage, or litigation, regulatory actions or other legal risks.

Technological Innovations. Current trends in the market generally have been toward disrupting a traditional approach to an industry with technological innovation, and multiple young companies have been successful where this trend toward disruption in markets and market practices has been critical to their success. In this period of rapid technological and commercial innovation, new businesses and approaches may be created that will compete with the Fund and/or its Underlying Investments or alter the market practices the Fund’s strategy has been designed to function within and depend on for investment return. Any of these new approaches could damage the Fund’s Underlying Investments, significantly disrupt the market in which it operates and subject it to increased competition, which could materially and adversely affect its business, financial condition and results of Underlying Investments.

For example, recent technological advances in artificial intelligence and machine learning technologies (collectively, “AI Technologies”), including, for example, the OpenAI ChatGPT applications and derivations thereof (including Partners Group’s proprietary technology, Primera GenAI), create opportunities for the Advisor, the Sub-Advisors, the Fund, Underlying Investments and their respective affiliates, as well as risks. While the Advisor, the Sub-Advisors and their respective affiliates (and certain Underlying Investments) may use certain AI Technologies, with use cases potentially including but not limited to investment activities, operating and other business activities, they may be evaluating further ways to leverage such technologies. Actual usage of such AI Technologies will vary across its businesses, the Fund and Underlying Investments, and while the Advisor, the Sub-Advisors and their respective affiliates may from time to time adopt and adjust usage policies and procedures governing the use of AI Technologies by its personnel, there is a risk of misuse of such AI Technologies.

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Further, AI Technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms but it is not possible or practicable to incorporate all relevant data into models that AI Technologies utilize to operate. Therefore, it is expected that data in such models will contain a degree of inaccuracy and error, and potentially materially so, and that such data as well as algorithms in use could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of AI Technologies and could adversely impact the Advisor, the Sub-Advisors, the Fund and/or Underlying Investments to the extent they rely on the work product of such AI Technologies, and they may also be more susceptible to cybersecurity threats given the volume and reliance on data and algorithms inherent in AI Technologies. In addition, the Advisor, the Sub-Advisors, the Fund and/or Underlying Investments could be exposed to risks to the extent third-party service providers or any counterparties use AI Technologies in their business activities. None of the Advisor, the Sub-Advisors, or their respective affiliates are expected to be in a position to control the manner in which third-party products are developed or maintained or the manner in which third-party services utilizing AI Technologies are provided. In addition, AI Technologies may be competitive with the business of Underlying Investments or increase the potential for obsolescence of an Underlying Investment’s products or services (particularly as the capabilities of AI Technologies improve), and accordingly the increased adoption and use of AI Technologies may have an adverse effect on Underlying Investments or their respective businesses.

Moreover, there can be no assurance that compliance protocols and controls that may be implemented by the Advisor, the Sub-Advisors, the Fund and/or their respective affiliates pertaining to AI Technologies will be successful or that the Advisor, the Sub-Advisors, the Fund and/or their respective Affiliates will be able to identify or prevent any circumvention or violation of such measures.

AI Technologies and their current and potential future applications including in the private investment and financial sectors, as well as the legal and regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of current or future risks related thereto.

Possibility of Fraud and Other Misconduct of Employees and Service Providers. Misconduct by employees of the Advisor, the Sub-Advisors, and their respective affiliates, or by service providers to the Advisor, the Sub-Advisors, and their respective affiliates or the Fund could cause significant losses to the Fund. Misconduct may include entering into transactions without authorization, the failure to comply with operational and risk procedures, including due diligence procedures, misrepresentations as to investments being considered by the Fund, the improper use or disclosure of confidential or material non-public information, which could result in litigation, regulatory enforcement or serious financial harm, including limiting the business prospects, investment opportunities and/or future marketing activities of the Fund and noncompliance with applicable laws or regulations and the concealing of any of the foregoing. Such activities may result in reputational damage, litigation, business disruption and/or financial losses to the Fund. No assurances can be given that the Advisor, the Sub-Advisors and their respective affiliates will be able to identify or prevent such misconduct.

Business Continuity Risks. Pandemics, political instability, military conflicts, terrorist attacks or other sudden crises may also overburden the infrastructure of global financial, political and technological systems, which could pose risks to the Advisor’s, the Sub-Advisors’ or their respective affiliates’ ability to perform functions necessary for its provision of investment services to the Fund.

Proprietary (Seed) Investments by Partners Group. Partners Group may use their balance sheet (the “Balance Sheet”) as a significant source of capital to further grow and expand its business, increase its participation in existing businesses and seek to improve the liquidity profile of Partners Group. This increases the likelihood that Partners Group (USA) or one of its affiliates will invest in one or more of the Fund’s Underlying Investments.

Investments by Partners Group’s Employees. Subject to Partners Group’s policies and procedures and only where permissible by applicable law, certain specified senior employees or partners of Partners Group and their respective family members are permitted to invest alongside the Fund in one or more of the Fund’s Underlying Investments through separate accounts advised by Partners Group or its affiliates (where such senior employees or partners of Partners Group and their respective family members may pay reduced or no management fees, carried interest or other performance-based fees or allocations), subject to certain parameters outlined in Partners Group’s policies and procedures governing the scope of such investments, including that any relevant employees that are also members of an investment committee are not involved, directly or indirectly, in allocation decisions with respect to transactions in which they or their client mandate may invest or their associated exits.

Temporary Investments. The Fund may invest in short-term investments pending investment, distribution or for any other purpose, which may consist of (i) obligations of governments and agencies and repurchase agreements with respect to such obligations, (ii) commercial paper, (iii) time deposits in and debit notes of banks that are subject to regulation by a national banking regulator and (iv) money market mutual funds consisting primarily of items described in one or more of the foregoing. The temporary investments entered into by the Fund may be made at the direction of the Advisor or its Sub-Advisors. This will produce returns that may be significantly lower than the returns which the Fund expects to achieve when the Fund’s portfolio is fully invested in accordance with the Fund’s investment objective(s).

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Investments Through Offshore Holding Companies. The Fund may invest in Underlying Investments operating in a particular country indirectly through holding companies organized outside of such country. Governmental regulation in the first country could restrict the ability of the Underlying Investments to make payments to a foreign holding company. Additionally, any transfer of funds from a holding company to an operating subsidiary, either as a shareholder loan or as an increase in equity capital, is from time to time subject to registration with or approval by government authorities in such country. Such restrictions could materially and adversely limit the ability of any foreign holding company in which the Fund invests to grow or make investments that could be beneficial to the business, make payments, or otherwise fund and conduct its business.

Distributions In Kind. If the Fund receives distributions in kind from an Underlying Investment, the Fund may incur additional costs and risks to dispose of such assets.

Multi-Sector Investment Strategy. The Fund may make loans to companies across a wide variety of sectors and geographic regions. Accordingly, the Advisor and/or Sub-Advisors will be required to maintain expertise, relationships and market knowledge across a broad range of product types and geographic regions, and will be subject to the market conditions affecting each such product type in various markets, including such factors as the local economic climate, business layoffs, industry slowdowns, changing demographics and local supply and demand issues affecting each such market. This multi-sector approach could require more management time, staff support and expense than a fund whose focus is dedicated to a greater extent on a single product type in fewer jurisdictions than is contemplated by the Fund.

Fees from Underlying Investments. In the general course of its business, the Fund receives certain fees from Underlying Investments, which are non-recurring in nature. Such fees include loan prepayment penalties, structuring fees and loan waiver amendment fees, and commitment fees, and may be recorded as other income in investment income when earned.

ERISA. Fiduciaries of benefit plan investors should be aware that none of the Fund, the Advisor, the Sub-Advisors and/or their respective affiliates are undertaking to provide impartial investment advice or to give advice in a fiduciary capacity in connection with the offering or purchase of the Fund interests and that the Advisor, the Sub-Advisors and/or their respective affiliates have financial interests associated with the purchase of the Fund interests including the fees they may receive from the Fund as a result of the purchase of the Fund interests by a benefit plan investor

Retirement Plan and State-Specific Sustainability Considerations. In recent years, a number of states have adopted and continue to adopt new laws, regulations and policies which may expressly restrict the ability of state, municipal and other governmental plans or public university endowments to make or exclude certain investments, including investments that state regulators designate as supporting or boycotting the fossil fuels or arms manufacturing industries. In addition, certain state pension plans are currently operating, or may in the future operate due to law or policy, in a manner that restricts their ability to consider some or all sustainability factors in making investment or proxy voting decisions. State pension plans may also require funds to make certifications regarding the consideration of sustainability factors in the fund’s own investment process or proxy voting procedures. As a result, the integration of Partners Group (USA)’s sustainability considerations into the management of the Fund may impose limitations on the ability of the Fund to accept and /or retain capital from certain investors. Similar integration of sustainability considerations in light of such current or future state laws or policies may also preclude the Fund from making investments that it otherwise finds desirable and could require the Fund to liquidate or dispose of investments at a disadvantageous time, resulting in lower proceeds to the Fund than might have otherwise been the case. Such current or future state laws also may preclude the Fund from certain proxy voting decisions that it believes to be advantageous to investors. This is an evolving area of law and policy, and future developments may be adverse to the Fund and its investors.

CFIUS; Non-U.S. National Security Regimes. The actions of the Committee on Foreign Investment in the United States (“CFIUS”), an inter-agency committee authorized to review transactions that may raise national security concerns in which a foreign person acquires or invests in a U.S. business, may adversely impact the prospects of an Underlying investment in the context of mergers with, investments of, or acquisitions by, a foreign person. CFIUS may recommend that the President block transactions, or CFIUS may impose conditions on transactions, certain of which may materially and adversely affect the Fund’s ability to execute its investment strategy. CFIUS has the power to review the Fund’s investment in or disposition of certain investments. As a result of such regimes, the Fund may incur significant delays and costs or be altogether prohibited from making a particular investment, all of which could adversely affect the Fund’s ability to meet its investment objectives. Heightened scrutiny of foreign direct investment worldwide may also make it more difficult for the Fund to identify suitable buyers for Underlying Investments and may constrain the universe of exit opportunities for Underlying Investments. In addition, given the lack of clarity in many of these regimes, it is possible that the Fund incurs fines or fees in connection with its investment in Underlying Investments in certain jurisdictions.

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Tax Considerations. An investment in the Fund involves complex income and other tax considerations that will differ for each prospective investor. The Fund, or Fund Shareholders, may be subject to taxation in one or more of the various countries in which the Fund invests, and may be required to file tax returns, or provide information to, such countries, either under existing law, subsequent legislation or changes in enforcement policies. The rate of any non-U.S. withholding or income taxes and the creditability of such non-U.S. taxes may depend on the facts and circumstances relating to a particular investment and may differ for each investment. Changes to taxation treaties, or to their interpretations, may also adversely affect the Fund’s ability to efficiently realize income or capital gains.

Tax Conflicts. Conflicts of interest will arise from time to time in connection with the decisions made by the Advisor, the Sub-Advisor’s or their respective affiliates, including with respect to the nature or structuring of investments. When structuring and implementing Investments of the Advisor, the Sub-Advisor’s or their respective affiliates will take reasonable account of the tax consequences for the Fund as a whole and not the tax consequences for individual Fund shareholder. There can be no assurance that the structure of the Fund or of any Underlying Investment will be tax efficient to any particular Fund Shareholder. Prospective investors are urged to consult their own tax advisors with reference to their specific tax situations, including any applicable U.S. federal, state, or local or non-U.S. taxes that an investment in the Fund may raise for such investors.

Portfolio Turnover

The Fund has not yet commenced operations and therefore portfolio turnover information is not yet available.

MANAGEMENT OF THE FUND

Advisor

The Fund’s investment adviser is RICA, 401 Union Street, 18th Floor, Seattle, WA 98101. RICA is a wholly-owned subsidiary of Russell Investment Management, LLC (“RIM”). RIM was established in 1982. As of December 31, 2025, RIM managed over $50.4 billion in proprietary registered fund portfolios. RICA provides or oversees all investment advisory and portfolio management services. RICA has entered into, or prior to the Fund’s commencement of operations will enter into, a resource sharing agreement with RIM, pursuant to which RIM makes certain personnel and resources available to RICA to provide investment advisory services to the Fund In rendering investment advisory services to the Fund, RICA may also use the portfolio management, research or other resources of a foreign (non-U.S.) affiliate of RICA and may provide services to the Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

Advisory Agreement

Although the Advisor intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of the Advisor are not exclusive and the Advisor may provide similar services to other investment companies and other clients and may engage in other activities.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Advisor is not liable to the Fund or any of the Fund’s Shareholders for any act or omission by the Advisor in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund’s Shareholders and provides for indemnification by the Fund of the Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

The Advisory Agreement provides that the Advisor receives an annual fee, payable monthly, in an amount equal to 1.50% of the average daily value of the Fund’s net assets (the “Management Fee”). The Advisor has contractually agreed to waive for the six-month period beginning after the Fund’s commencement of operations the portion, if any, of the net Management Fee that remains after application of the Expense Limit (defined below) set forth in the Expense Agreement (defined below) to the extent that such net Management Fee exceeds the Sub-Advisory Fees (defined below) that the Advisor is required to pay for that six-month period. This waiver may not be terminated during the relevant period except with Board approval and any such waiver of the net Management Fee will not be subject to recoupment by the Advisor.

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Until July 31, 2027, and pursuant to a written agreement between the Fund and the Advisor (the “Expense Agreement”), the Advisor has contractually agreed to waive up to the full amount of its Management Fee and then to reimburse the Fund for Covered Direct Fund-Level Expenses to the extent that those Covered Direct Fund-Level Expenses exceed 1.80% of the average daily net assets of the Fund on an annual basis (the “Expense Limit”). This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Covered Direct Fund-Level Expenses do not include (i) interest on borrowed funds or any and all fees related to lines of credit (including but not limited to commitment fees and legal fees incurred with respect to the Fund entering into or renewing a line of credit); (ii) any distribution and/or shareholder services fees; (iii) acquired fund fees and expenses (including any and all fees and expenses of special purpose vehicles in which the Fund invests); (iv) any incentive fee; (v) all investment-related fees and expenses related to investments or potential investments the Advisor or a Sub-Advisor enters into or considers on behalf of the Fund (including but not limited to any and all fees and expenses related to the Fund’s investments or potential investments in Co-Investments, such as fees related to the origination, sourcing, acquisition, servicing, identification, due diligence or disposition of potential Co-Investments, and legal fees associated with Co-Investments); (vi) all fees and expenses incurred by and allocated to the Fund by a Sub-Advisor (including but not limited to any and all investment-related fees and expenses) in accordance with the terms of its Sub-Advisory Agreement; (vii) dividend and interest expenses related to short sales; (viii) taxes; (ix) any and all contingency fees paid to vendors out of amounts received by the Fund (for example, contingency fees paid to vendors for foreign tax reclaims and contingency fees paid to vendors for certain securities litigation recoveries); and (x) infrequent and/or unusual expenses (including litigation expenses).

Subject to the terms of the Expense Agreement, the Covered Direct Fund-Level Expenses borne by the Advisor pursuant to the Expense Agreement, including organizational and offering costs of the Fund borne by the Advisor prior to the date of the Expense Agreement, are subject to recoupment by the Advisor up to three years from the date of such waiver or reimbursement. The Fund will carry forward any waivers and/or reimbursements of fees and expenses in excess of the Expense Limit for a period not to exceed three years from the date on which such fees and expenses were waived or reimbursed by the Advisor and reimburse the Advisor such amount as promptly as possible, on a monthly basis, even if such reimbursement occurs after the termination of the Expense Agreement, provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the Advisor’s waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of the Advisor’s recoupment after giving effect to the Fund’s reimbursement.

The Advisory Agreement also authorizes the Fund to pay an Incentive Fee to the Advisor. For additional information regarding the Incentive Fee, please see the section of the Prospectus titled “Management of the Fund – Advisory Agreement – Incentive Fee.”

The Advisory Agreement was approved by the Trustees on February 24, 2026. The Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The Advisory Agreement will terminate automatically in the event of its “assignment” (as such term is defined in the 1940 Act and the rules thereunder).

A discussion regarding the basis for the approval of the Advisory Agreement by the Board will be available in the Fund’s annual or semi-annual report to Shareholders, as applicable, if the Board approved the Advisory Agreement during the Fund’s most recent fiscal-half year covered by such report.

Sub-Advisors and Sub-Advisory Agreements

The Fund’s Sub-Advisors are TCW and Partners Group (USA). Each Sub-Advisor is registered as an investment adviser with the SEC under the Advisers Act. Pursuant to a discretionary sub-advisory contract between the Advisor, as a fiduciary for the Fund, and each Sub-Advisor (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”), each of which has been approved by the Board, the Sub-Advisors have discretionary asset management assignments pursuant to which the Advisor intends to allocate to the Sub-Advisor a portion of Fund assets to manage directly, subject to oversight by the Advisor. The Advisor provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Advisor oversees and evaluates the performance results of the Sub-Advisors. The Advisor does not evaluate the investment merits of any decision or recommendation by a Sub-Advisor to purchase, hold, or sell a security or other instrument for the Fund.

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TCW, located at 515 South Flower Street, Los Angeles, California 90071, is a wholly-owned subsidiary of TCW Group, Inc. The TCW Group, Inc. (“TCW Group”) is organized as a Nevada corporation. TCW Group generally conducts its business through its subsidiaries. TCW Group’s material direct and indirect subsidiaries include the following investment advisers registered under the Advisers Act: TCW, TCW Asset Management Company LLC, TCW Asset Backed Finance Management Company LLC, Metropolitan West Asset Management, LLC and TCW PT Management LLC. TCW Group was founded in 1971 and based in Los Angeles, California. TCW Group manages a broad range of actively managed investment products designed to enhance and protect clients’ wealth. TCW Group’s clients include many of the largest corporate and public pension plans, financial institutions, insurance companies, endowments and foundations in the United States, as well as a substantial number of international entities including central banks, sovereign wealth funds and private banks. As of December 31, 2025, TCW Group had approximately $206 billion in assets under management.

Partners Group (USA), located at 1114 Avenue of the Americas, 37th Floor, New York, NY 10036, is a wholly-owned subsidiary of Partners Group Holding AG and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding AG and a global private markets investment manager. Partners Group Holding AG is listed on the SIX Swiss Exchange (ticker: PGHN) and has a public market capitalization of approximately 27.6 billion Swiss Francs (approximately 34.6 billion U.S. Dollars) as of June 30, 2025. Partners Group (USA) has entered into resource sharing agreements with certain of its affiliates pursuant to which those affiliates make certain personnel and resources available to Partners Group (USA) to provide investment advisory services to the Fund. Partners Group (USA) may use the portfolio management, research or other resources of a foreign (non-U.S.) affiliate of Partners Group (USA) to provide investment advisory services to the Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

Under the Sub-Advisory Agreements, the Advisor pays each Sub-Advisor a sub-advisory fee, out of the Management Fee. The sub-advisory fee for TCW is payable quarterly in arrears and based on the average value assets that are managed by TCW at an annualized rate of 0.75% (the “TCW Sub-Advisory Fee”). The sub-advisory fee for Partners Group (USA) is payable quarterly in arrears and based on the average value of certain assets managed by Partners Group (USA) (the “Partners Group (USA) Compensated Assets”) at an annualized rate of 0.80% (the “Partners Group (USA) Sub-Advisory Fee,” and with the TCW Sub-Advisory Fee, each a “Sub-Advisory Fee” and together the “Sub-Advisory Fees”). The Partners Group (USA) Compensated Assets for any quarter are equal to the average value of assets managed by Partners Group (USA) excluding the average value of the assets representing investment opportunities where there is excess capacity allocation which is offered to the Fund as a Co-Investment opportunity by Partners Group (USA) or its affiliates in accordance with the allocation policies of Partners Group (USA) and its affiliates, as amended from time to time (“Partners Group (USA) Excess Capacity Allocations”). The Advisor does not pay Partners Group (USA) any fee on Partners Group (USA) Excess Capacity Allocations.

The Sub-Advisory Agreements were approved by the Board on February 24, 2026. Each Sub-Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreements may be terminated as a whole, without the payment of any penalty, by the Advisor or the Fund at any time, or by the applicable Sub-Advisor on 90 days’ written notice to the Advisor. The Sub-Advisory Agreements will terminate automatically in the event of their “assignment” (as such term is defined in the 1940 Act and the rules thereunder).

A discussion regarding the basis for the approval of a Sub-Advisory Agreement by the Board will be available in the Fund’s annual or semi-annual report to Shareholders, as applicable, if the Board approved the Sub-Advisory Agreement during the Fund’s most recent fiscal-half year covered by such report.

Administration and Accounting Services Agreements

Ultimus Fund Solutions, LLC (“Ultimus”), whose principal address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator pursuant to a Master Services Agreement (the “MSA”). In its capacity as the Fund’s administrator, Ultimus provides or oversees the provision of all administrative services for the Fund.

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Ultimus provides certain accounting services to the Fund pursuant to the MSA. Pursuant to the MSA, Ultimus provides the Fund with, among other things, customary fund accounting services, including computing the Fund’s NAV and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions.

Board of Trustees and Officers of the Fund

The Board of Trustees for the Fund (“Board of Trustees”) consists of nine individuals (the “Trustees”), eight of whom are independent trustees (“Independent Trustees”).

The Board of Trustees is responsible under applicable state law for generally overseeing management and operations of the business and affairs of the Fund and does not manage operations on a day-to-day basis. The officers of the Fund, all of whom are employed by and are officers of the Advisor or its affiliates, are responsible for the day-to-day management and administration of the Fund’s operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Fund’s operations by, among other things, meeting with Fund management at the Board’s regularly scheduled meetings and as otherwise needed and, with the assistance of the Fund’s management, monitoring or evaluating the performance of the Fund’s service providers, including the Advisor, the Sub-Advisors, the Fund’s custodian and the Fund’s transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and the Advisor, but with the Fund’s independent auditors, Fund counsel and independent counsel to the Independent Trustees. The Board of Trustees monitors Fund performance as well as the quality of services provided to the Fund. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of, among other things, the nature, scope and overall quality of services provided to the Fund. The Board of Trustees is required under the 1940 Act to review and approve the Fund’s Advisory Agreement and the Sub-Advisory Agreements.

The Trustees and the Fund’s officers may amend the Prospectus, any summary prospectus, the SAI and any contracts to which the Fund is a party and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund without Shareholder input or approval, except in circumstances in which Shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a Shareholder approval requirement is specifically disclosed in the Prospectus or SAI. Neither the Prospectus, any summary prospectus, the SAI, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications or disclosure documents from or on behalf of the Advisor creates a contract between a Shareholder of the Fund and: (i) the Fund; (ii) a service provider to the Fund; and/or (iii) the Trustees or officers of the Fund.

Generally, a Trustee may be removed at any time by a vote of two-thirds of the number of Trustees or of Fund Shares outstanding. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, at least two-thirds of the Trustees have been elected by Shareholders.

The Board of Trustees is currently comprised of nine Trustees, one of whom, Vernon Barback, is an Interested Trustee. Mr. Barback serves as Vice Chairman of an affiliate of the Advisor and is thus classified as an Interested Trustee. There are eight Independent Trustees, including Julie Dien Ledoux and Michelle L. Cahoon, who serve as the Chairman and Vice Chairman of the Board respectively. Ms. Ledoux and Ms. Cahoon have served as, respectively, Chairman and Vice-Chairman of the Board since 2026.

The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Regulatory and Investment Compliance Committee which assist in performing aspects of its role in oversight of the Fund’s operations and are described in more detail in the following paragraphs.

The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including the Fund’s portfolio managers), the Fund’s Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Advisor (including the Advisor’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. The Advisor is responsible for oversight, including risk management oversight, of the services provided by the Sub-Advisors, and providing reports to the Board with respect to the Sub-Advisors. In addition to reports and other information received from Fund management and the Advisor regarding the Fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Fund’s senior management, including the Fund’s CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board receives quarterly reports from the

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CCO and the CRO and other representatives of the Fund’s senior management which include information regarding risk issues. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Regulatory and Investment Compliance Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund’s independent public accounting firm to review, among other things, the independent public accounting firm’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto. The Board believes it is not possible to identify all risks that may affect the Fund; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Fund to bear certain risks (such as investment-related risks) to achieve its investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Fund, the Advisor, the Advisor’s affiliates or other service providers. Because the Chairman and Vice Chairman of the Board and the Chairman and Vice Chairman (as applicable) of each of the Board’s Audit, Regulatory and Investment Compliance and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Fund, including such factors as the number of funds it oversees, the Fund’s share classes, and the Fund’s distribution arrangements. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.

The Fund’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Fund’s financial statements, (b) the Fund’s compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of the Fund’s independent registered public accounting firm; (2) to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls; and (3) to act as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Audit Committee reviews both the audit and non-audit work of the Fund’s independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and pre-approves all audit and non-audit services to be rendered by the independent registered public accounting firm for the Fund. It is management’s responsibility to prepare, or oversee the preparation of, the Fund’s financial statements and to maintain appropriate systems for accounting and internal controls and the auditor’s responsibility to plan and carry out a proper audit and to express an opinion on the Fund’s financial statements. Currently, the Audit Committee members are Messrs. Jeremy May and Jack R. Thompson and Mses. Michelle L. Cahoon and Ellen M. Needham, each of whom is an Independent Trustee.

The Fund’s Board of Trustees has adopted and approved a formal written charter for the Regulatory and Investment Compliance Committee, which sets forth the Regulatory and Investment Compliance Committee’s current responsibilities. The Regulatory and Investment Compliance Committee: (1) shall regularly receive, review and consider reports on certain regulatory and investment-related compliance and risk matters regarding the operation of the Fund, separately and as a whole; (2) shall review with the Advisor and its affiliates the kind, scope, and format of, and the time periods covered by the reports provided to the Committee; (3) may review with the Advisor and its affiliates such other regulatory and investment-related compliance matters that are related to the operation of the Fund as the Committee may deem to be necessary or appropriate; and (4) may meet with any officer of the Fund or officer or other representative of the Advisor ,the Sub-Advisors or other service providers to the Fund. Currently, the Regulatory and Investment Compliance Committee members are Messrs. Vernon Barback, Michael Day and Raymond P. Tennison, Jr. and Mses. Julie Dien Ledoux and Jeannie Shanahan.

The Fund’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of the Fund for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In evaluating all candidates for membership on the Board, the Nominating and Governance Committee considers, among other factors that it may deem relevant: whether or not the person is willing and able to commit the time necessary for the performance of the duties of a Trustee; whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; the contribution which the person may be expected to make to the Board and the Fund, with consideration being given to the person’s business and professional experience, board experience, education, diversity and such other factors as the Committee, in its sole judgment, may consider relevant; and the character and integrity of the person. In identifying and evaluating Independent Trustee candidates, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and

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whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of the Fund; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by Shareholders of the Fund. Currently, the Nominating and Governance Committee members are Messrs. Jeremy May, Raymond P. Tennison, Jr. and Jack R. Thompson and Mses. Julie Dien Ledoux and Michelle L. Cahoon, each of whom is an Independent Trustee.

The Independent Trustees are paid an annual retainer. Meeting attendance fees are paid for special meetings of the Nominating and Governance Committee and for special Board meetings related to consideration or approval of new investment advisory agreements required as a result of any future change of control of the Advisor. Chairperson and vice-chairperson fees are paid at the Board and Committee levels. In addition, Independent Trustees are reimbursed for any travel and other expenses incurred in attending Board and Committee meetings. The Fund’s officers are paid by the Advisor or its affiliates.

Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations.

The following tables provide information for each officer and Trustee of the Fund. The Russell Investments fund complex consists of the Fund, the Russell Investments New Economy Infrastructure Fund (“RINEIF”), a registered closed-end fund operating as an “interval fund,” Russell Investment Company (“RIC”), a registered investment company which has 29 mutual funds, Russell Investment Funds (“RIF”), a registered investment company which has nine mutual funds, and the Russell Investments Exchange Traded Funds (“RIETF”), a registered investment company which has seven exchange traded funds. Each of the Trustees is a trustee of the Fund, RINEIF, RIC, RIF and RIETF. The first table provides information for the Interested Trustee. The second table provides information for the Independent Trustees. The third table provides information for the officers.

Each Trustee possesses the following specific attributes: Ms. Cahoon has had experience as the senior financial executive of other investment companies and their investment adviser and distributor, as well as a certified public accountant who previously provided audit services in the financial sector at a multi-national accounting firm; Mr. Day has had experience as an executive-level leader in corporate finance and accounting, as a member of the boards of other companies and non-profit organizations, and as a certified public accountant; Ms. Ledoux has had investment experience as a portfolio manager and has had experience as a member of the board of trustees of other investment companies; Mr. May has had business, financial services, accounting and investment management experience as a senior executive and board member of financial services, investment management and other organizations, as well as experience as a board member of other investment companies and as a certified public accountant; Ms. Needham has had experience in executive management roles with other financial services institutions and has had experience as a member of the board of trustees of other investment companies and has been determined by the Board to be an “audit committee financial expert”; Ms. Shanahan has had financial, risk management, governance and compliance experience in highly regulated industries as a senior executive at large financial institutions, and as a member of the board of a non-profit organization; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Mr. Barback has had experience as a senior executive of other financial services companies with responsibility for investment, financial, and operational matters affecting asset managers and related service providers. As a senior officer of an affiliate of the Advisor, Mr. Barback is in a position to provide the Board with such entity’s perspectives on the management, operations and distribution of the Fund.

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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE
Vernon Barback# Born 1956 401 Union Street, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2024 • Trustee since 2024	• Until successor is chosen and qualified by Trustees • Until successor is duly elected and qualified	• President and CEO, RIC and RIF • Vice Chairman, Russell Investments • From 2022 to 2024, Chief Operating Officer, Russell Investments • From 2021 to 2022, Chief Administrative Officer, Russell Investments • From 2019 to 2021, Vice Chairman, Russell Investments	47	• None

*

Each Trustee shall retire from service on the Board of Trustees at the end of the calendar year in which the Trustee reaches 75 years of age. However, at the discretion of the Board, a one-year waiver may be granted from the application of the policy, which will allow the Trustee to continue to serve on the Board for an additional one-year period following the end of the calendar year in which the Trustee reaches 75 years of age. A maximum of five one-year waivers may be granted by the Board to the Trustee.

#	Mr. Barback is Vice Chairman of an affiliate of the Advisor and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Michelle L. Cahoon Born 1966 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024 • Vice Chairman since 2026	• Until successor is duly elected and qualified • Approved annually	• Retired • Trustee, Fairway Private Equity & Venture Capital Opportunities Fund (investment company)	47	• Trustee, Fairway Private Equity & Venture Capital Opportunities Fund (investment company)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Michael Day Born 1957 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024	• Until successor is duly elected and qualified	• From 2019 to 2023, President and Chief Executive Officer, Topa Insurance Group (insurance company)	47

•

From 2016 to 2023, Director, Topa Insurance Group (insurance company)

•

From 2020 to 2022, Director, Puppet, Inc. (information technology company)

•

Director, Somos, Inc. (information technology company)

Julie Dien Ledoux Born 1969 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024 • Chairman since 2026	• Until successor is duly elected and qualified • Approved Annually	• Retired	47	None

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Jeremy May Born 1970 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024 • Chairman of the Nominating and Governance Committee since 2025	• Until successor is duly elected and qualified • Until successor is duly elected and qualified	• Founder and Chief Executive Officer, Paralel Technologies LLC (information technology company) • Until 2024, Director, TFIN.AI LLC (financial services company) • Until March 2021, Chief Operating Officer of Magnifi LLC (information technology company)	47

•

Trustee, New Age Alpha Funds Trust and New Age Alpha Variable Funds Trust (investment companies)

•

Trustee, Bow River Capital Evergreen Fund (investment company)

•

Until 2024, Director, TFIN.AI LLC (financial services company)

•

Until 2022, Trustee, New Age Alpha Trust (investment company)

•

Until 2021, Trustee, Reaves Utility Income Fund (investment company)

•

Until 2021, Trustee, ALPS Series Trust (investment company)

21

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Ellen M. Needham Born 1967 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024 • Chairman of the Audit Committee since 2026	• Until successor is duly elected and qualified • Until successor is duly elected and qualified	• Retired • Until 2023, Senior Managing Director, State Street Global Advisors; Chairman, SSGA Funds Management, Inc.; President and Director, SSGA Funds Management, Inc., and Director, State Street Global Advisors, Funds Distributors, LLC (financial services companies)	47

•

Trustee, GoldenTree Opportunistic Credit Fund (investment company)

•

Trustee, The 2023 ETF Series Trust (investment company)

•

Until 2025, Trustee, The 2023 ETF Series Trust II (investment company)

•

Until 2023, Trustee, State Street Navigator Securities Lending Trust, State Street Institutional Investment Trust, State Street Institutional Funds, State Street Master Funds, SSGA Funds, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Diversified Fund, Elfun International Equity Fund and Elfun Trusts (investment companies)

•

Until 2023, Director, State Street Variable Insurance Series Funds, Inc. (investment company)

Jeannie Shanahan Born 1964 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024 • Chairman of the Regulatory and Investment Compliance Committee since 2024	• Until successor is duly elected and qualified • Until successor is duly elected and qualified	• Until 2021, President of Twin Star Consulting, LLC (consulting company)	47	None

Raymond P. Tennison, Jr. Born 1955 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024	• Until successor is duly elected and qualified	• Retired	47	None

Jack R. Thompson Born 1949 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024	• Until successor is duly elected and qualified	• Retired	47	None

22

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Vernon Barback Born 1956 401 Union Street, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2024	• Until successor is chosen and qualified by Trustees

•

President and CEO, the Fund, RINEIF, RIC, RIF and RIETF

•

Vice Chairman, Russell Investments

•

From 2022 to 2024, Chief Operating Officer, Russell Investments

•

From 2021 to 2022, Chief Administrative Officer, Russell Investments

•

From 2019 to 2021, Vice Chairman, Russell Investments

Cheryl Wichers Born 1966 401 Union Street, 18th Floor Seattle, WA 98101	• Chief Compliance Officer since 2024	• Until removed by Independent Trustees

•

Chief Compliance Officer, the Fund, RINEIF, RIC, RIF and RIETF

•

Chief Compliance Officer, Russell Investments Fund Services, LLC (“RIFUS”)

•

Chief Compliance Officer, Venerable Variable Insurance Trust

Ross Erickson Born 1970 401 Union Street, 18th Floor Seattle, WA 98101	• Treasurer, Chief Accounting Officer and Chief Financial Officer since 2025	• Until successor is chosen and qualified by Trustees

•

Director, Head of North American Fund Operations, Russell Investments

•

Treasurer, Chief Accounting Officer and Chief Financial Officer, the Fund, RINEIF, RIC, RIF and RIETF

•

Treasurer, Venerable Variable Insurance Trust

•

Principal Executive Officer, Russell Investments Trust Company

•

President, Russell Investments Fund Management, LLC Director, Russell Investments Financial Services, LLC Until June 2025, Assistant Treasurer, RIC, RIF, RIETF, RISCF and RINEIF

•

Until March 2022, Director, Fund Administration (“RIFIS”) and RIFUS

Kate El-Hillow Born 1974 401 Union Street, 18th Floor Seattle, WA 98101	• Chief Investment Officer since 2024	• Until removed by Trustees

•

Chief Investment Officer and President, Russell Investments

•

Chief Investment Officer, the Fund, RINEIF, RIC, RIF and RIETF

•

President, RIM, RICA

•

Until 2021, Deputy Chief Investment Officer, Senior Portfolio Manager, Head of Strategy Selection and Head of Portfolio Management & Risk, Goldman Sachs

Mary Beth Albaneze Born 1969 401 Union Street, 18th Floor Seattle, WA 98101	• Secretary and Chief Legal Officer since 2024	• Until successor is chosen and qualified by Trustees	• Associate General Counsel, Russell Investments • Secretary, RIM, RICA, RIFUS and RIFIS • Secretary and Chief Legal Officer, the Fund, RINEIF, RIC, RIF and RIETF • Secretary, U.S. One, LLC

TRUSTEE COMPENSATION TABLE

ESTIMATED FOR THE FISCAL YEAR ENDED MARCH 31, 2027

	AGGREGATE COMPENSATION FROM FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND AND RUSSELL INVESTMENTS FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEE
Vernon Barback	N/A	N/A	N/A	N/A
INDEPENDENT TRSTTGTRUSTEES TRUSTEES
Michelle L. Cahoon	$0	$0	$0	$330,000
Michael Day	$0	$0	$0	$290,000
Julie Dien Ledoux	$0	$0	$0	$390,000
Jeremy May	$0	$0	$0	$302,000
Ellen M. Needham	$0	$0	$0	$305,000
Jeannie Shanahan	$0	$0	$0	$305,000
Raymond P. Tennison, Jr.	$0	$0	$0	$290,000
Jack R. Thompson	$0	$0	$0	$290,000

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EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES

AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2025

	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL INVESTMENTS FUND COMPLEX
INTERESTED TRUSTEE
Vernon Barback	None	Over $100,000
INDEPENDENT TRUSTEES
Michelle L. Cahoon	None	Over $100,000
Michael Day	None	Over $100,000
Julie Dien Ledoux	None	Over $100,000
Jeremy May	None	Over $100,000
Ellen M. Needham	None	$50,001-$100,000
Jeannie Shanahan	None	Over $100,000
Raymond P. Tennison, Jr.	None	Over $100,000
Jack R. Thompson	None	Over $100,000

As of April 21, 2026, all Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding Shares of the Fund.

Indemnification of Trustees and Officers

The governing documents of the Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Trustees and officers for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Trustee or officer in good faith on behalf of the Fund, except that the Trustees and officers shall be liable for any such loss, damage or claim incurred by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties to the Fund with respect to such acts or omissions. Indemnification provisions contained in the Fund’s governing documents are subject to any limitations imposed by applicable law.

Portfolio Management

RICA Portfolio Managers

The Fund’s portfolio managers employed by the Advisor or its affiliates oversee the Fund’s asset allocations and have primary responsibility for the management of the Fund (the “RICA Portfolio Managers”). The RICA Portfolio Managers are compensated by the Advisor or its affiliates with salaries, annual incentive awards (paid in cash and/or awarded as part of an equity incentive plan) and profit-sharing contributions. Salaries are fixed annually and are driven by the marketplace. Although compensation is not directly affected by an increase in fund assets, the RICA Portfolio Managers are responsible for aiding in client retention and assistance in the Advisor’s assets under management growth.

Annual incentive awards for the RICA Portfolio Managers of the Fund are assessed by senior management based on the following:

•

Qualitative measures, such as a RICA Portfolio Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of the Advisor’s investment process. RICA Portfolio Managers are evaluated on the performance of the total portfolio and all related decisions, including, for example, investment activities and risk management.

•	Quantitative metrics based on Fund performance.

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RICA Portfolio Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by the Managing Director, Head of Alternative Investments (the “MD”). The Advisor’s compensation committee approves salaries and annual incentive awards after the MD’s recommendations have been reviewed by the Chief Investment Officer.

The equity incentive plan provides key professionals with shares and/or options, the values of which are tied to the financial performance of the Advisor and its affiliates (collectively, “Russell Investments”). Awards under the equity incentive plan are based on the expected future contribution to the success of Russell Investments and vest over a number of years. Based on Russell Investments’ Board of Directors’ approval, the shares may also be eligible for dividend payments. The market value of the equity incentive plan is reviewed and approved annually by Russell Investments’ Board of Directors.

RICA Portfolio Managers earning over a specified amount of total cash compensation (salary plus annual incentive awards) are eligible to participate in the Deferred Compensation Plan. The Deferred Compensation Plan allows the RICA Portfolio Manager to voluntarily elect to defer receipt of a portion of his/her cash compensation for a given year. Deferred amounts are placed at the RICA Portfolio Manager’s discretion in either a retirement or scheduled withdrawal account with distributions made accordingly.

For the profit-sharing plan, contributions by Russell Investments will be made at the discretion of Russell Investments’ Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell Investments’ profitability warrants a discretionary contribution will be solely within Russell Investments’ Board of Directors’ discretion and not based on a static formula. Russell Investments matches employee contributions to the profit sharing plan up to 5% of eligible base pay.

EQUITY SECURITIES BENEFICIALLY OWNED BY

RICA PORTFOLIO MANAGERS IN THE FUND

AS OF APRIL 21, 2026

RICA PORTFOLIO MANAGERS OF THE FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Keith Brakebill	$0
David Jurca	$0

RICA Portfolio Managers typically manage multiple portfolios. These portfolios may include mutual funds, exchange-traded funds, interval funds, separate accounts, unregistered funds and commingled trusts. The Advisor’s investment process, which may include proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RICA Portfolio Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and, where applicable, selecting underlying funds to fulfill those needs. Specifically, RICA Portfolio Managers make underlying fund selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that for funds of funds, RICA Portfolio Managers utilize the Advisor’s proprietary capital markets research and portfolio strategy analysis to assist in determining the underlying funds in which to invest, in each case to meet the unique investment needs of the various funds they manage.

OTHER ACCOUNTS MANAGED BY RICA PORTFOLIO MANAGERS

AND ASSETS UNDER MANAGEMENT IN THE ACCOUNTS

AS OF SEPTEMBER 30, 2025

RICA Portfolio Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Keith Brakebill	None	None	5	$1,674.4	3	$1,348.2	$3,022.6
David Jurca	None	$0	None	$0	None	$0	$0

As of September 30, 2025, one of the Pooled Investment Vehicles reported in the above table for Keith Brakebill has an advisory fee that is based on the performance of the account and $2.0 million in assets under management with respect to such advisory fee. As of September 30, 2025, none of the other accounts managed by Keith Brakebill has an advisory fee based on the performance of the account.

25

TCW Portfolio Managers

The Fund’s portfolio managers employed by TCW or its affiliates (“TCW Portfolio Managers”) are compensated by TCW or its affilaites as follows:

The TCW Portfolio Managers are remunerated through a base salary and performance-based compensation bonus. The TCW Portfolio Managers are evaluated upon (1) individual performance for the year, (2) contributions to the efforts of the overall team, and (3) the success of the firm. The discretionary bonus component of the TCW Portfolio Managers’ compensation is determined based on their individual contributions to the process of overall management of the portfolios.

The TCW Portfolio Managers also hold equity ownership interests in TCW or its affiliates via equity distribution and incremental vesting.

The TCW Portfolio Managers are not compensated on the basis of the portion of the Fund’s assets allocated to TCW or the Fund’s overall returns.

EQUITY SECURITIES BENEFICIALLY OWNED BY

TCW PORTFOLIO MANAGERS IN THE FUND

AS OF APRIL 21, 2026

TCW PORTFOLIO MANAGERS OF THE FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Dylan Ross	$0
Max Scherr	$0
Peter van Gelderen	$0

OTHER ACCOUNTS MANAGED BY TCW PORTFOLIO MANAGERS

AND ASSETS UNDER MANAGEMENT IN THE ACCOUNTS

AS OF NOVEMBER 30, 2025

TCW Portfolio Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Dylan Ross	None	$0	None	$0	4	$71.0	$71.0
Max Scherr	None	$0	None	$0	4	$71.0	$71.0
Peter Van Gelderen	2	$1,828.1	6	$1,481.1	24	$11,495.0	$14,804.2

As of November 30, 2025, two of the Pooled Investment Vehicles reported in the above table for Peter Van Gelderen have an advisory fee that is based on the performance of the account and $254.6 million in assets under management with respect to such advisory fee. As of November 30, 2025, two of the Other Types of Accounts reported in the above table for Peter Van Gelderen has an advisory fee that is based on the performance of the account and $2,866.7 million in assets under management with respect to such advisory fee. None of the other above Other Accounts Managed by the TCW Portfolio Managers has an advisory fee based on the performance of the account.

26

Partners Group (USA) Portfolio Managers

The Fund’s portfolio managers employed by Partners Group (USA) or its affiliates are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team-based performance. Key professionals, including the Fund’s portfolio managers employed by Partners Group (USA) or its affiliates, are additionally compensated through equity participation in Partners Group Holding AG. Partners Group (USA) is a wholly-owned subsidiary of Partners Group Holding AG, a listed company with major ownership by its employees. The ownership structure is designed to motivate and retain employees. This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity units or options depending upon the extent of ownership interest.

EQUITY SECURITIES BENEFICIALLY OWNED BY

PARTNERS GROUP (USA) PORTFOLIO MANAGERS IN THE FUND

AS OF APRIL 21, 2026

PARTNERS GROUP (USA) PORTFOLIO MANAGERS OF THE FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Robert M. Collins	$0
Andre Burba	$0
Robin Shelley	$0
Thomas Stein	$0
Adam Howarth	$0
Ron Lamontagne	$0
Stephen Otter	$0
Sujit John	$0
Anthony Shontz	$0
Marissa Chen	$0
Mark Hempling	$0
Maurus Maissen	$0
Joshua Moskow	$0
Jonathan Rothburd	$0

27

OTHER ACCOUNTS MANAGED BY PARTNERS GROUP (USA) PORTFOLIO MANAGERS

AND ASSETS UNDER MANAGEMENT IN THE ACCOUNTS

AS OF SEPTEMBER 30, 2025

Partners Group (USA) Portfolio Manager	Number of Registered Investment Companies	Assets Under Management (in millions)		Number of Pooled Investment Vehicles	Assets Under Management (in millions)		Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Robert M. Collins	4	$17,120	*	16	$5,210		45	$7,010	$29,340
Andre Burba	4	$17,120	*	16	$5,210		45	$7,010	$29,340
Robin Shelley	4	$17,120	*	16	$5,210		45	$7,010	$29,340
Thomas Stein	4	$17,120	*	16	$5,210		45	$7,010	$29,340
Adam Howarth	4	$17,120	*	16	$5,210		45	$7,010	$29,340
Ron Lamontagne	4	$17,120	*	16	$5,210		45	$7,010	$29,340
Stephen Otter	4	$17,120	*	16	$5,210		45	$7,010	$29,340
Sujit John	4	$17,120	*	16	$5,210		45	$7,010	$29,340
Anthony Shontz	4	$17,120	*	16	$5,210		45	$7,010	$29,340
Marissa Chen	4	$17,120	*	6	$3,160	*	20	$7,510	$27,790
Mark Hempling	4	$17,120	*	6	$3,160	*	20	$7,510	$27,790
Maurus Maissen	4	$17,120	*	6	$3,160	*	20	$7,510	$27,790
Joshua Moskow	4	$17,120	*	6	$3,160	*	20	$7,510	$27,790
Jonathan Rothburd	4	$17,120	*	6	$3,160	*	20	$7,510	$27,790

As of March 30, 2025, each of the Registered Investment Companies, Pooled Investment Vehicles and Other Types of Accounts reported in the above table has an advisory fee that is based on the performance of the account, with such advisory fee applicable to the total assets under management reported above for each Portfolio Manager.

*	Only the liquid credit components, if any, of the relevant registered investment company’s or pooled investment vehicle’s portfolios are managed by this Partners Group (USA) Portfolio Manager.

Proxy Voting Policies and Procedures

Advisor

The Advisor is primarily responsible for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Fund that have not been allocated to the Sub-Advisors may be invested. The Advisor has established an Active Ownership Committee (“Committee”) and has adopted written Proxy Voting Policies and Procedures and an Engagement Policy (together, the “P&P”) and written proxy voting guidelines (“Guidelines”). The Advisor has also hired a third-party service provider to serve as proxy administrator (“Proxy Administrator”), which may provide the Advisor with research, analysis and/or recommendations relating to proxy voting. The Proxy Administrator utilizes an automated platform that collects and documents the Advisor’s voting decisions and interfaces directly with the tabulator of each proxy vote to help ensure timely and accurate votes on the matters being voted. The automated platform is not a substitute for the Advisor’s judgment or discretion; the Advisor (whether acting directly or through the Committee) retains final authority with respect to proxy voting and maintains records of all votes cast and other relevant information as may be required by applicable law or regulation.

The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of the Fund and to enable the Committee to receive timely notice of and resolve any material conflicts of interest between the Fund on the one hand, and the Advisor or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Proxy Administrator responsibility for performing research and making proxy voting recommendations to the Advisor. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.

The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. The Advisor, through the Committee, constructs the Guidelines based on its assessment of each matter covered by the Guidelines. This assessment may take into account or adopt pertinent third-party research, including research provided by the Proxy Administrator. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Proxy Administrator is obligated to vote all proxies as set forth in the Guidelines.

28

Matters that are not covered in the Guidelines or that the Committee determines to be more appropriately examined on a case-by-case basis are voted by the Committee. Regardless of whether a matter is voted pursuant to the Guidelines or by the Committee, the Advisor, through the Committee, exercises its proxy voting authority in the best interests of the Fund based on its analysis of relevant facts and circumstances; pertinent internal and third party research; reasonably available subsequent information; applicable law and regulation; as well as certain best practices.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge, at https://connect.rightprospectus.com/russellinvestments?Site=IF and on the SEC’s website at http://www.sec.gov. The Guidelines are available, without charge, at https://russellinvestments.com.

The Fund may receive notices or proxies from Underlying Private Funds or BDCs. To the extent that the Fund does receive such notices or proxies and the Fund has voting interests in such Underlying Private Funds or BDCs, the responsibility for decisions regarding such proxy voting has been delegated to the Advisor. The Advisor will vote such proxies in accordance with Russell Investments’ policies and procedures for Corporate Actions for Private Fund Investments (“Corporate Action Policies and Procedures”). Under the Corporate Action Policies and Procedures, the RICA Portfolio Managers evaluate the corporate action proposal with the goal of achieving the best outcome for the Fund. The RICA Portfolio Manager evaluates each proposed corporate action on a case-by-case basis by reviewing the documentation provided by the Underlying Private Fund or BDC describing the corporate action proposal and, when applicable, discussing with the relevant Russell Investments’ private markets manager research analyst(s) or the general partner of the Underlying Private Fund or the BDC.

Sub-Advisors

The Sub-Advisors are responsible for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Fund allocated to the Sub-Advisors may be invested. The Sub-Advisors are responsible for voting all such securities in accordance with each Sub-Advisor’s Proxy Voting Policy. A copy of each Sub-Advisor’s Proxy Voting Policy is attached as Appendix A.

Codes of Ethics

The Fund, the Advisor, the Sub-Advisors and the Distributor each has adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of the Fund and the Fund’s Shareholders. The codes of ethics are designed to prevent affiliated persons of the Fund, the Advisor, the Sub-Advisors and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by the Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public.

VALUATION OF FUND SHARES

The net asset value per share of each class of Shares is calculated separately for each Fund class on each business day on which Shares are offered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value per share is computed for each class of Shares of the Fund by dividing the current value of the Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding and rounding to the nearest cent. Information regarding the Fund’s current net asset value per Share is available at https://russellinvestments.com. For additional information regarding the calculation of Fund net asset value, please see the section titled “NET ASSET VALUE” in the Prospectus.

The Fund’s or Underlying Funds’ portfolio securities may actively trade on foreign exchanges which may trade on Saturdays and on days that the Fund does not offer Shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund Shares when the Shareholder is not able to purchase Fund Shares. Further, because foreign securities markets may close prior to the time the Fund determines its net asset values, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Fund calculates its net asset values may not be reflected in the calculations of net asset value unless the Advisor (with the assistance of the Fund’s administrator) determines that a particular event would materially affect the net asset value.

29

VALUATION OF PORTFOLIO SECURITIES

The Board has designated the Advisor as the Fund’s valuation designee for purposes of Rule 2a-5 under the 1940 Act. The Fund’s portfolio securities will be valued in accordance with the Advisor’s Securities Valuation and Pricing Sources/Services Policies & Procedures (the “Valuation Procedures”).

Market quotations will not be readily available for most of the Fund’s investments. The Valuation Procedures establish a method for determining the fair value of portfolio instruments for which market quotations are not readily available or for which available quotations are considered unreliable, which for the Fund include direct lending investments and direct investments in other types of private debt (“Private Debt Investments”) and the Underlying Private Funds. The Advisor’s valuation of the Fund’s Private Debt Investments, Underlying Private Funds and any other assets held by the Fund that may require fair valuation under the Valuation Procedures is performed in accordance with Topic 820 — Fair Value Measurements and Disclosures.

The valuation approach for the Private Debt Investments held by the Fund may vary by security/instrument but may include discounted cash flow analysis, comparable public market valuations and comparable transaction valuations, among others. In determining fair value, the Advisor incorporates recommendations provided by a Sub-Advisor and, on a daily basis, adjustments provided by a Pricing Service based on market movement of observable proxies. The valuation of the Fund’s Private Debt Investments in the portion of the Fund’s assets that the Advisor has allocated to the Sub-Advisor is determined on a daily basis by the Advisor based in part upon valuation recommendations provided by the Sub-Advisors on a monthly basis.

The Advisor will generally value the Underlying Private Funds at the most recent NAV per unit or capital account information available from the general partners of such Underlying Private Funds, adjusted on a daily basis by a Pricing Service based on market movement of observable proxies. The Advisor expects that Fund Managers will provide quarterly valuations to the Advisor and that such valuations will have a lag of approximately 45 to 120 days between the date for which the Fund Manager values the Underlying Private Fund’s holdings and the date on which the Advisor receives the report. Generally, Fund Managers value investments at their market price if market quotations are readily available. In the absence of observable market prices, Fund Managers value investments using their valuation methodologies. Neither the Fund nor the Advisor has oversight or control over the implementation of the Fund Managers’ valuation processes. Neither the Board nor the Advisor will be able to confirm independently the accuracy of valuation reports provided by Fund Managers (which are generally unaudited).

In determining fair value, the Valuation Procedures require the consideration of all relevant information reasonably available at the time the Advisor values the Fund’s portfolio. The Advisor will consider such information and may conclude in certain circumstances that the information provided by a Fund Manager does not represent the fair value of a particular Underlying Private Fund held by the Fund. In accordance with the Valuation Procedures, the Advisor will consider whether it is appropriate, in light of all relevant circumstances, to adjust such value to reflect a premium or discount to such NAV or to value such interests based on a NAV reported or expected to be reported by the relevant Fund Manager.

The Advisor or its affiliates may engage a valuation specialist to support the Advisor in its fair valuation of the Fund’s Private Debt Investments, Underlying Private Funds and any other assets held by the Fund that may require fair valuation under the Fund’s Valuation Procedures. The Sub-Advisors or their affiliates may engage valuation specialists to support the Sub-Advisors in their fair value recommendations. The cost of such valuation specialists will be paid by the Fund.

There will generally be no liquid markets for the Fund’s Private Debt Investments or investments in the Underlying Private Funds, and the availability of information about investments may vary. Consequently, there are inherent difficulties in determining fair value that cannot be eliminated. Determination of fair value is based on the best information available in the circumstances and may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. The actual realized returns on the Fund’s Private Debt Investments and investments in the Underlying Private Funds will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which the valuations are based.

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Where deemed appropriate by the Advisor and consistent with the 1940 Act, investments may be valued at cost. Cost will be used only where cost is determined to best approximate the fair value of the particular security under consideration.

With respect to securities or other instruments held by the Fund that are not Private Debt Investments or Underlying Private Funds, the Advisor will generally value such assets as described below. With respect to any portion of the Fund’s assets invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. With respect to other Fund assets that are not Private Debt Investments, Underlying Private Funds or other assets that require fair valuation, ordinarily the Advisor values each portfolio instrument based on prices provided by pricing sources and services or brokers (when permitted by the market value procedures). Equity securities (including exchange traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Listed options, if any, are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price. Swaps, if any, may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker depending on the type of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid. Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price the Fund would receive if it sold the instrument.

If market quotations are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair valuation procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded.

The fair valuation procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Advisor believes reflects fair value. The use of fair value pricing by the Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.

The fair valuation procedures are intended to assure that the Fund’s net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which the instruments may trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of the net asset values for the Fund when the Fund deems that the particular event or circumstance would materially affect the Fund’s net asset value.

The Fund may invest in low rated debt securities and therefore the Advisor is likely to use fair value pricing more often than a fund that does not invest in such securities since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities.

The Fund may invest in foreign listed securities and therefore may use fair value pricing for its listed securities more often (typically daily) than a fund that does not invest in foreign securities since “significant” events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities.

Examples of significant events that generally trigger fair value pricing of the securities or other instruments held by the Fund that may not otherwise use fair value pricing are: any market movement of the U.S. securities market (defined in the fair value procedures as the movement of a single major U.S. Index); a company development such as a material business

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development; a natural disaster, a public health emergency affecting one or more countries in the global economy (including an emergency which results in the closure of financial markets) or other emergency situation; or an armed conflict. Because foreign securities can trade on non-business days, the net asset value of the Fund’s portfolio that includes foreign securities may change on days when Shareholders are not able to purchase Fund Shares.

As a result of investments by the Fund or other investment vehicles accessed by the Fund, if any, in foreign securities or other instruments denominated in currencies other than the U.S. dollar, the NAV of the Fund’s Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of these instruments denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and an investor is not able to purchase Shares.

The Advisor or its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Advisor or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Management Fee and Administration Fee, are accrued on a daily basis and taken into account for the purpose of determining the Fund’s NAV on a Determination Date.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments of the Advisor, Sub-Advisors or Fund Managers regarding appropriate valuations should prove incorrect.

BROKERAGE ALLOCATIONS AND BROKERAGE COMMISSIONS

The selection of a broker or dealer to execute portfolio transactions for the portion of the Fund’s assets that are not allocated to the Sub-Advisors is made by the Advisor. The Fund’s arrangements with the Advisor provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the depth of market in a security or breadth of market access, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, the Advisor is not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Fund’s Board-approved policies and procedures.

Equity transactions that the Advisor effects for the Fund are executed through Russell Investments Implementation Services, LLC (“RIIS”), a registered broker and an affiliate of the Advisor. RIIS may also execute foreign currency transactions (“FX Transactions”) on an agency basis on behalf of the Fund. RIIS may charge the Fund an agency fee for effecting FX Transactions. This presents a conflict of interest because RIIS generates revenue from executing equity transactions and FX Transactions for the Fund, which is a financial incentive for the Advisor to favor the ongoing selection of RIIS for execution of the Fund’s equity transactions and FX Transactions. To oversee its use of RIIS to execute equity transactions and FX Transactions for the Fund, the Advisor reviews third party trade execution quality reports and RIIS’ commission rates relative to commission rates for comparable services. RIIS uses a multi-venue trade approach whereby RIIS trades through its network of independent venues, including third-party brokers for clearing and settlement services, to which RIIS pays a portion of its commission.

A Sub-Advisor may effect portfolio transactions for the segment of the Fund’s portfolio assigned to the Sub-Advisor with a broker-dealer affiliated with the Fund, the Sub-Advisor or RICA (including RIIS), as well as with brokers affiliated with other Sub-Advisors. A Sub-Advisor may effect transactions for the segment of the Fund’s portfolio assigned to the Sub-Advisor with a broker-dealer for the purposes of generating research services for the Sub-Advisor’s use. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to the Sub-Advisor may benefit the Fund and may also benefit other fund accounts managed by the Sub-Advisor or its affiliates. A Sub-Advisor using Fund trading to obtain research services for their use, may only do so if, including the value of the research services, the Fund will receive best execution. RICA does not effect trades to obtain research services.

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CONFLICTS OF INTEREST

The Advisor

The Advisor or its affiliates provide or may provide investment advisory and other services to various clients. The Advisor and certain of its investment professionals and other principals may also carry on investment activities for their own accounts, for the accounts of family members and for other non-client accounts (collectively, with the client accounts advised by the Advisor and its affiliates, “Advisor Other Accounts”). The Fund has no interest in these activities. The Advisor and its affiliates may receive compensation in connection with such activities. The Advisor and the investment professionals who, on behalf of the Advisor, will manage the Fund’s investment portfolio may be engaged in activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Advisor Other Accounts. There also may be circumstances under which the Advisor or its affiliates will cause one or more Advisor Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Advisor will commit the Fund’s assets. There also may be circumstances under which the Advisor or its affiliates will make investments for Advisor Other Accounts in which the Advisor does not invest on behalf of the Fund, or vice versa.

Investment opportunities are made available to the Fund and other clients of the Advisor or its affiliates where the investment is within the parameters of the applicable strategy. Further, investment opportunities may arise where there is more demand from the Fund and other clients of the Advisor or its affiliates for a particular investment opportunity than supply. The 1940 Act imposes significant limits on co-investments with affiliates of the Fund. The Advisor and the Fund have received exemptive relief from the SEC that permits the Fund to, among other things, co-invest with certain other persons, including certain of the Advisor’s affiliates and certain funds managed and controlled by the Advisor or its affiliates, subject to certain terms and conditions (the “Order”). The Order contains certain conditions that limit or restrict the Fund’s ability to participate in such transactions, including, without limitation, in the event that the available capacity with respect to a portfolio investment is less than the aggregate recommended allocations to the Fund and the other funds. In such cases, the Fund may participate in such investment to a lesser extent or, under certain circumstances, may not participate in such investment.

The Incentive Fee payable by the Fund to the Advisor may create an incentive for the Advisor to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. Such a practice could result in the Fund investing in riskier or more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns. Because the Advisor only receives an Incentive Fee on RICA Co-Investment income, the Advisor will have an incentive to allocate Fund assets to RICA Co-Investments in place of other assets that might otherwise be more attractive.

The Advisor or its affiliates also may compensate, from their own resources, third-party securities dealers, other industry professionals and any affiliates thereof (“financial intermediaries”) in connection with the distribution of Shares in the Fund or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall NAV of the Fund, or a fee determined in some other method by negotiation between the Advisor or its affiliates and such financial intermediaries. Financial intermediaries may also charge investors, at the financial intermediaries’ discretion, a placement fee based on the purchase price of Shares purchased by the investor. As a result of the various payments that financial intermediaries may receive from investors and the Advisor or its affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

Engagement with financial intermediaries may present certain conflicts of interest with respect to the Fund. For example, the Fund, the Advisor or its affiliates, the Sub-Advisors or their affiliates, Underlying Funds or portfolio companies or investment vehicles managed or sponsored by the Advisor, Sub-Advisors or Fund Managers may purchase securities or other assets directly or indirectly from or enter into financial or other transactions with a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund or an Underlying Fund. Such entities may compete with the Fund or the Underlying Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in an Underlying Fund or a portfolio company may do so on terms that are more favorable than those of the Fund.

Financial intermediaries that act as selling agents for the Fund also may act as distributor for an Underlying Fund in which the Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the placement fees described above. Financial intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund. Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Shareholder’s objectives.

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A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefore in connection with transactions in which such third parties have interests which may conflict with those of the Fund or an Underlying Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund, an Underlying Fund or a portfolio company. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund, an Underlying Fund or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender. A financial intermediary is expected to provide certain such services to the Fund in connection with the Fund obtaining a credit facility, if any such facility is obtained.

In addition, issuers of securities held by the Fund or Underlying Funds may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund or Underlying Funds and may have an effect on the value of the positions held by the Fund or may result in a financial intermediary having an interest in the issuer adverse to the Fund or Underlying Funds. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund or Underlying Funds has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund or an Underlying Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund or Underlying Fund, including with respect to fees and the right to receive information.

The Sub-Advisors

The Sub-Advisor or their affiliates provide or may provide investment advisory and other services to various clients. The Sub-Advisors and certain of their investment professionals and other principals may also carry on investment activities for their own accounts, for the accounts of family members and for other non-client accounts (collectively, with the client accounts advised by the Sub-Advisor and its affiliates, “Sub-Advisor Other Accounts”). The Fund has no interest in these activities. The Sub-Advisors and their affiliates may receive compensation in connection with such activities. The Sub-Advisors and the investment professionals who, on behalf of the Sub-Advisor, will manage the Fund’s investment portfolio may be engaged in activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Sub-Advisor Other Accounts. There also may be circumstances under which the Sub-Advisor or their affiliates will cause one or more Sub-Advisor Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Advisor will commit the Fund’s assets. There also may be circumstances under which the Sub-Advisor or their affiliates will make investments for Sub-Advisor Other Accounts in which the Advisor does not invest on behalf of the Fund, or vice versa.

TCW

TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, the maintenance of a conflicts of interest matrix, reporting and pre-clearance of personal trading and oversight by various committees. On an annual basis TCW reviews its conflicts of interests across its products and businesses, and may update and add specific conflicts of interests pertaining to new products, regulatory priorities, market events, etc.

TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance). In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistle-blower provisions.

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Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted policies and procedures around portfolio management and trading and brokerage to address most of these potential conflicts. In addition, TCW has created various committees to review trading and brokerage, the allocation of investment opportunities, performance dispersion, allocation dispersion, cross trades, performance fees and address other issues generally associated with side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis.

TCW’s respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, TCW’s Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

The 1940 Act imposes significant limits on co-investments with affiliates of the Fund. TCW has received exemptive relief from the SEC that permits the Fund to, among other things, co-invest with certain other persons, including certain of TCW’s affiliates and certain funds managed and controlled by the Sub-Advisors or their affiliates, subject to certain terms and conditions (the “TCW Order”). The TCW Order contains certain conditions that limit or restrict the Fund’s ability to participate in such transactions, including, without limitation, in the event that the available capacity with respect to a portfolio investment is less than the aggregate recommended allocations to the Fund and the other funds. In such cases, the Fund may participate in such investment to a lesser extent or, under certain circumstances, may not participate in such investment.

Partners Group (USA)

Relationship Between the Fund and Partners Group

Partners Group (USA) and its affiliates (collectively, “Partners Group”) engage in financial advisory activities that are independent from, and may from time-to-time conflict with, those of the Fund. In the future, there might arise instances where the interests of Partners Group and Partners Group managed or advised accounts conflict with the interests of the Fund. Partners Group (USA) and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, fees, investment objectives, strategies and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. Partners Group (USA) has been granted exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by Partners Group (USA) or certain of its affiliates, subject to certain conditions (the “Order”). A copy of the Fund’s application for exemptive relief, including all of the conditions, and the related Order are available on the SEC’s website at http://www.sec.gov. In addition, Partners Group (USA), its affiliates and their respective clients may themselves invest in securities that would be appropriate for the Fund or the Underlying Funds and may compete with the Fund or Underlying Funds for investment opportunities.

Although Partners Group (USA) and its affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of Partners Group (USA) or its affiliates will be appropriate for the Fund or will be referred to the Fund. Partners Group (USA) and its affiliates are not obligated to refer any investment opportunity to the Fund.

Where an investment opportunity exceeds the demand of certain funds and accounts managed by Partners Group (USA) or its affiliates, including the Fund, and certain Partners Group seed programs (collectively, “Partners Group Priority Programs”), and after investment allocations have been made to the Partners Group Priority Programs (including the Fund) in accordance with Partners Group’s Allocation Directive (as defined below), Partners Group (USA) or its affiliates may selectively offer such excess capacity to their clients and other affiliated and third-party investors (“PG Excess Capacity Investors” and such investment opportunities offered to PG Excess Capacity Investors, “PG Excess Capacity Allocations”). PG Excess Capacity Allocations will be made in accordance with the allocation directive of Partners Group (USA) and its affiliates in effect from time to time (such allocation directive as amended, restated or supplemented from time to time, the “Allocation Directive”). In accordance with the

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Allocation Directive, investment opportunities are allocated to Partners Group Priority Programs, including the Fund, based on their respective demand for investment opportunities. The total demand of Partners Group Priority Programs is typically determined based on the typical investment size of each Partners Group Priority Program, taking into account, among other factors, idiosyncratic risks of the investment opportunity, portfolio liquidity considerations, the expected holding period of the asset, tax and/or legal consequences and a general risk and return assessment with respect to the investment opportunity. To the extent consistent with applicable law, the co-investment exemptive relief issued to Partners Group (USA), and the Fund’s investment objectives stated in this registration statement, Partners Group (USA) may, in its sole discretion, offer PG Excess Capacity Allocations to the Fund. Therefore, while the Fund is a Partners Group Priority Program, it is also eligible to participate in Excess Capacity Allocations as a PG Excess Capacity Investor. The Advisor does not pay a Sub-Advisory Fee to Partners Group with respect to Excess Capacity Allocations. Partners Group will determine in its sole discretion whether any PG Excess Capacity Investor, including the Fund, may be offered any PG Excess Capacity Allocation. Partners Group Priority Programs will have allocation priority over PG Excess Capacity Investors for investment opportunities suitable for such Partners Group Priority Programs. The absence of any investment allocation priority of the Fund with respect to PG Excess Capacity Allocations is expected to result in fewer or potentially no PG Excess Capacity Allocation investment opportunities for the Fund compared to certain Partners Group Priority Programs. Decisions as to the allocation of investment opportunities among the Fund, other Partners Group Priority Programs and/or other PG Excess Capacity Investors present numerous conflicts of interest, which may not be resolved in a manner favorable to the Fund. For example, Partners Group (USA) may be incentivized to allocate investment opportunities, to allocate expenses away from, and resolve conflict in favor of, a Partners Group Priority Program and/or other PG Excess Capacity Investor that has better performance or that pays higher fees to Partners Group (USA) or its affiliates, or that is viewed to be more strategically important. To mitigate potential conflicts of interest, allocations of investment opportunities among Partners Group Priority Programs and PG Excess Capacity Investors are determined in accordance with the rules-based Allocation Directive of Partners Group and its affiliates in effect from time to time (such allocation directive as amended, restated or supplemented from time to time).

Expenses incurred with respect to the Fund’s investments are generally allocated among the Fund and Partners Group (USA)’s and its affiliates’ other clients participating in such investments. With respect to each Fund investment in which any co-investor of Partners Group (USA) or its affiliates co-invests with one or more funds (including the Fund) or separate accounts managed by Partners Group (USA) or its affiliates, investment expenses or indemnification obligations related to such investments are generally borne by such funds (including the Fund) or separate accounts and such co-investor(s) in proportion to the capital committed by each to such investment.

Broken deal expenses are generally allocated entirely to Partners Group Priority Programs (including the Fund) that would have been allocated the relevant potential, but ultimately unconsummated, investment and not to any PG Excess Capacity Investor allocated to such proposed investment. Partners Group Priority Programs typically have priority allocation rights to investments whilst PG Excess Capacity Investors have no such rights but typically participate to enable a transaction considered beneficial for the Partners Group Priority Programs (including the Fund) participating therein as such Partners Group Priority Programs’ collective appetite alone is typically insufficient to consummate such transactions. Accordingly, amongst such Partners Group Priority Programs (including the Fund), each shall bear the entire amount of broken deal expenses incurred, in proportion to the capital they would have committed to the contemplated unconsummated investment, except for certain initial stage broken deal expenses which may be allocated to Partners Group Priority Programs (including the Fund) (and not to PG Excess Capacity Investors) based on such funds’ and accounts’ investment objectives rather than a planned allocation to an investment.

Notwithstanding the above, Partners Group (USA) or its affiliates may enter into separate arrangements with clients and co-investors in connection with the payment of investment-related expenses (including broken deal expenses); such arrangements shall not disadvantage any discretionarily managed funds or separate accounts managed by Partners Group (USA) or its affiliates.

Subject to the terms of its Sub-Advisory Agreement, from time to time Partners Group (USA) will be required to decide whether certain fees, costs and expenses should be borne by Partners Group (USA), the Fund, an Underlying Investment, other investing entities and/or a third party (each, an “Allocable Party”) and if so, how such fees costs and expenses should be allocated among the relevant Allocable Parties. Certain fees, costs and expenses may be the obligation of one particular Allocable Party and may be borne by such Allocable Party, or fees, costs and expenses may be allocated among multiple Allocable Parties. Partners Group (USA) allocates fees, costs and expenses in accordance with the Fund’s governing documents, including its Sub-Advisory Agreement. To the extent not addressed in the governing documents of the Fund or otherwise prohibited to be charged to the Fund under the Order or applicable law, Partners Group (USA) will make allocation determinations among Allocable Parties in a fair and reasonable manner using its good faith judgment, notwithstanding its interest (if any) in the allocation (which such methodologies may include pro rata allocation based on the respective capital commitments of the Fund, pro rata allocation based on the respective investment opportunity (or anticipated investment) of an Allocable Party in an Underlying Investment, relative benefit received by an Allocable Party, or such other equitable method as determined by Partners Group (USA) in its sole

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discretion). Partners Group (USA) will make any corrective allocations and take any mitigating steps if it determines in its sole discretion that such corrections are necessary or advisable. Notwithstanding the foregoing, the portion of an expense allocated to the Fund for a particular service may not reflect the relative benefit derived by the Fund from that service in any particular instance and the Fund will bear more or less of a particular expense based on the methodology used. There may be occasions when one Allocable Party (the “Payor Allocable Party”) pays an expense common to multiple Allocable Parties (the “Allocated Parties”) (e.g., legal expenses for a transaction in which multiple Partners Group Priority Programs and/or other co-investors participate). On such occasions, consistent with applicable law and the Order, and as may be permitted under the Sub-Advisory Agreement, each Allocated Party will reimburse the Payor Allocable Party for its share of such expense, which may be without interest, promptly after the payment is made by the Payor Allocable Party.

Secondary Transactions

The Fund may engage in investment transactions on the secondary market. In some instances, the purchase and/or sale of certain assets may present conflicts of interest and Partners Group (USA) may consummate the transaction on behalf of the Fund, notwithstanding such conflicts of interest, if it determines the consummation of such transaction is in the best interests of the Fund. For instance, to the extent permitted by law, the Fund may engage in transactions which include: (i) buying or selling loans or other assets to or from funds in which other Partners Group (USA) clients are invested, (ii) buying or selling loans or other assets to or from funds in which Partners Group (USA), the Fund, and/or their respective affiliates are invested, (iii) buying or selling interests in funds or Underlying Investments with respect to which Partners Group (USA), the Fund and/or their respective affiliates act as a lender or service provider and/or (iv) buying or selling loans or other assets to or from persons with interests in other Partners Group (USA) clients, the Fund or their respective affiliates. Actual or potential conflicts of interest may arise in any of these scenarios, which may include, but are not limited to, the valuation methodologies used, the manner in which price discovery is sought, or the pricing, structure and/or governance of such transactions, and there is no guarantee that Partners Group (USA) will be able to exclude specific assets from such transactions. Partners Group (USA) may take steps to mitigate such conflicts of interest, including but not limited to, deciding not to pursue the investment opportunity on behalf of the Fund, but there is no guarantee that Partners Group (USA) will be successful in eliminating any such conflicts of interest, and performance of the Fund may be adversely impacted as a result.

Mergers or Acquisitions

Partners Group may face conflicts of interest and risks in connection with any merger or acquisition which could result in unexpected write-downs, reputational damage or financial loss for Partners Group or Partners Group clients, including the Fund. Partners Group’s acquisition of or merger with a target company may create conflicts related to: (i) the engagement of certain service providers, (ii) the allocation of investment opportunities between the clients of Partners Group and a target company, (iii) the management of Underlying Investments where both Partners Group and a target company are currently invested, or in which Partners Group and a target company have interests in different portions of the capital stack of one or more Underlying Investments, and (iv) the valuations or valuation methodologies utilized by Partners Group and a target company for similar Underlying Investments or investment strategies; and such acquisition or merger may affect existing agreements or relationships with custodians, brokers, accountants, or other service providers.

Allocation of Partners Group (USA)’s and its Affiliates’ Time and Dependence on Key Personnel

The Fund relies on Partners Group (USA) to implement the investment strategy with respect to the assets allocated to Partners Group (USA). The ability of Partners Group (USA) to implement such investment strategy currently depends on the personnel of Partners Group and there can be no assurance that the same directors and/or personnel will remain employed with Partners Group or otherwise continue to be able to carry on their current duties throughout the term of the Fund. Under Partners Group’s integrated approach to investment management, deal generation, execution and monitoring, professionals typically contribute to more than one business line. Partners Group (USA) and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to the Fund. For example, Partners Group (USA) and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of Partners Group (USA). These activities could be viewed as creating a conflict of interest in that the time and effort of Partners Group (USA), its affiliates and each of their officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of other advisees of Partners Group (USA) and its affiliates. Partners Group (USA) and its employees will devote only as much of their time to the Fund’s business as Partners Group (USA) and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, Partners Group (USA), its employees and certain affiliates may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to the Fund.

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Compensation Arrangements

Partners Group (USA) has a conflict of interest between its responsibility to act in the best interests of the Fund, on the one hand, and any benefit, monetary or otherwise, that results to it or its affiliates from the conduct of its investment advisory activities in respect of the Fund, on the other hand. Partners Group (USA) will receive fees in return for its services, and these fees could influence the advice provided by Partners Group (USA). For example, Partners Group (USA) may be incentivized not to recommend a permanent write down or write off or not to dispose of an investment that has poor prospects for improvement in order to receive ongoing fees in respect of such investment.

The Sub-Advisory Fee payable by the Advisor to Partners Group (USA), out of the Management Fee, may create a conflict of interest. The Sub-Advisory Fee is paid only on Partners Group (USA) Compensated Assets, which exclude assets representing investment opportunities where there is excess capacity allocation that is offered to the Fund as a Co-Investment opportunity by Partners Group (USA) or its affiliates in accordance with the allocation policies of Partners Group and its affiliates, as amended from time to time (“Partners Group (USA) Excess Capacity Allocations”). Because the Advisor only pays the Sub-Advisory Fee on Partners Group (USA) Compensated Assets and does not pay any fee to Partners Group (USA) on the Partners Group (USA) Excess Capacity Allocations, Partners Group (USA) may have an incentive to allocate Fund assets to investment opportunities that are included in Partners Group (USA) Compensated Assets in place of investment opportunities that are included in Partners Group (USA) Excess Capacity Allocations that might otherwise be more attractive.

Reduced Rates for Employees

Subject to applicable law and the conditions of Partners Group (USA)’s co-investment exemptive relief, Partners Group offers reduced fee rates to knowledgeable employees as defined in Rule 3c-5 under the 1940 Act or “qualified purchasers” as defined in Section 2(a)(51) of the 1940 Act and the rules and regulations promulgated thereunder who wish to invest in investment vehicles alongside investors; Partners Group does not offer employee-only investment vehicles, but employees may establish separate accounts advised by an affiliate of Partners Group (USA). Additionally, Partners Group employees may receive discounts from portfolio companies of investment vehicles when such discounts are approved by Partners Group. Partners Group also offers reduced fee rates to eligible operating directors and certain senior employees of portfolio companies.

Subject to Partners Group (USA)’s policies and procedures and only where permissible by applicable law, certain specified senior employees or partners of Partners Group are permitted to co-invest alongside other clients subject to certain parameters outlined in the policies and procedures governing the scope of such co-investments, including that: (i) prior to any co-investment by a Partners Group senior employee or partner, Partners Group clients have fully satisfied their demand for the applicable investment and (2) any relevant employees that are also members of an investment committee are not involved, directly or indirectly, in allocation decisions with respect to transactions in which they or their client mandate may invest or their associated exits (if not pro-rata across all Partners Group invested vehicles). Additionally, all investments made in accordance with the policies and procedures summarized in this paragraph by Partners Group employees or partners who are designated as “Access Persons” under Partners Group (USA)’s code of ethics must have all of their private investments preapproved by Partners Group (USA)’s chief compliance officer, or his or her designee, in accordance with Partners Group (USA)’s code of ethics.

Conflicts of Interest Generally

If any matter arises that Partners Group (USA) determines in its good faith judgment constitutes an actual conflict of interest, Partners Group (USA) will take such actions as it determines in good faith may be necessary or appropriate to ameliorate the conflict (and upon taking such actions, Partners Group (USA) will be relieved of any liability for such conflict to the fullest extent permitted by law and shall be deemed to have satisfied applicable fiduciary duties related thereto to the fullest extent permitted by law). These actions include, by way of example and without limitation, (i) disposing of the investment or refraining from making the investment giving rise to the conflict of interest; (ii) appointing an independent fiduciary to act with respect to the matter giving rise to the conflict of interest; (iii) in connection with a matter giving rise to a conflict of interest with respect to an investment, consulting with the Board regarding the conflict of interest and/or obtaining a waiver or consent from the Board of the conflict of interest or acting in a manner, or pursuant to standards or procedures, approved by or disclosed to the Board with respect to such conflict of interest; (iv) disclosing the conflict to the shareholders; (v) implementing certain policies and procedures designed to ameliorate such conflict of interest or (vi) remaining passive and/or electing not to be the lead investor of a tranche of securities (even though the Fund may hold the largest stake in the applicable tranche of securities). There can be no assurance that Partners Group (USA) will identify or resolve all conflicts of interest in a manner that is favorable to the Fund. By acquiring shares in the Fund, each shareholder will be deemed to have acknowledged and consented to the existence or resolution of any such actual, apparent or potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest. For the avoidance of doubt, in some cases after evaluating such conflict or potential conflict, Partners Group (USA) may determine that no action is required, or that taking action may be adverse to the interests of the Fund or the Partners Group platform.

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Competition Among the Accounts Managed by Partners Group

Partners Group is actively engaged in advisory and management services for other investment vehicles and other persons or entities, including Partners Group proprietary and seed programs (collectively, “PG Accounts”). Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. Partners Group expects to sponsor or manage additional collective investment vehicles and managed accounts in the future. Partners Group may employ the same or different investment strategies for other PG Accounts. Investment opportunities that may potentially be appropriate for the Fund are generally expected to also be appropriate for other PG Accounts, and such PG Accounts will compete with the Fund for positions and may compensate Partners Group better than the Fund. Investments which are within the investment objective of the Fund may be allocated to other PG Accounts and there is no assurance that the Fund will be allocated those investments it wishes to pursue. In addition, shareholders should note that certain other PG Accounts are expected to use ranging degrees of leverage, often on different terms with different counterparties, be subject to different fee structures and/or liquidity terms and focus on different investments than the Fund. Investments of such other PG Accounts and the Fund may not be parallel for such and various other reasons, including different inflows and outflows of capital, variations in strategy, liquidity terms, governmental limitations on investment and other differences. The results of the investment activities of the portion of the Fund managed by Partners Group (USA) may differ significantly from the results achieved by the other PG Accounts that implement the same or a similar investment strategy as the Fund.

Under certain circumstances, the Fund may invest in connection with a transaction in which other PG Accounts have already invested or are expected to invest. Under other circumstances, the other PG Accounts may invest in an investment in which the Fund has already invested or is expected to invest as well as investing in the Fund itself. Where an investment is allocated among the Fund as well as one or more of the other PG Accounts, such investment opportunity is expected to be allocated based on one or more factors which may include each entity’s capital available for investment, available leverage, structure of the investment (including whether a delayed-draw investment, revolver or line of credit is part of, and/or cannot be separated from such investment), applicable concentration limits and investment guidelines and restrictions, investment objectives, investment strategies, whether the investment represents a follow-on investment for one or more of the entities, the nature and size of existing portfolio holdings, expected investment pipeline, size of the investment opportunity, portfolio cash positions, risk/return objectives (and availability or expected availability of leverage for certain investments to meet such investment objectives), liquidity constraints (including the applicable wind-down and ramp-up periods, remaining investment period and termination or redemption terms), round-lot position size, availability of credit facilities or counterparty relationships needed to effect the transaction, legal, tax, regulatory or other considerations and/or management of potential or actual conflicts of interest by Partners Group (USA). To the extent permitted by applicable law and the terms of the co-investment exemptive relief, the Fund may also partner with other entities in which the PG Accounts hold an investment or with which Partners Group has a significant business relationship.

To the extent permitted by applicable law and the terms of the co-investment exemptive relief issued to Partners Group (USA), where the Fund invests in the same issuer as another PG Account, the terms of the Fund’s investment, including the type of instrument purchased, may be different from the terms of the other PG Accounts’ investments or the type of instrument the other PG Accounts purchase. Other PG Accounts may be given certain governance or other rights or may be subject to terms and conditions that are more favorable than those applicable to the Fund. Conflicts could arise after the other PG Accounts, on the one hand, and the Fund, on the other hand, make investments in the same issuer with respect to the issuer’s strategy, growth and financing alternatives and with respect to the manner and timing of the Fund’s exit from the investment compared to the other PG Accounts’ exit. The other PG Accounts may make decisions that are more beneficial to themselves than to the Fund. Further, investments may benefit one or more of the other PG Accounts disproportionately to their benefit to the Fund. Conversely, the interests of one or more of the other PG Accounts in one or more investments may, in the future, be adverse to that of the Fund, and Partners Group (USA) may be incentivized not to undertake certain actions on behalf of the Fund in connection with such investments, including the exercise of certain rights the Fund may have, in view of the investment by the other PG Accounts in such investments.

In addition, to the extent permitted by applicable law and the terms of the co-investment exemptive relief, the Fund and one or more other PG Accounts expect to invest, from time to time, in different instruments or classes of securities of the same issuer, including where the Fund and/or any other PG Account controls the majority of such instrument or class of securities. For example, the Fund may invest in the senior debt of an issuer where other PG Accounts hold, or subsequently invest in,

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subordinated debt of such issuer. As a result, one or more other PG Accounts may have different investment objectives or pursue or enforce rights with respect to a particular issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. For example, if the Fund holds debt of an issuer and another PG Account holds equity instruments of the same issuer, then if the issuer experiences financial or operational challenges, the Fund, which holds the debt, may seek a liquidation of the issuer, whereas the other PG Account, which holds the equity instruments, may prefer a reorganization of the issuer. In these circumstances, actions taken on behalf of the Fund may be adverse to the other PG Accounts, and vice versa, creating a conflict of interest for Partners Group (USA) and its affiliates. In addition, if another PG Account holds voting securities (for example, equity) of an issuer in which the Fund holds non-voting securities (for example, secured debt) of such issuer, Partners Group or Partners Group (USA), acting on behalf of such other PG Account may vote on certain matters in a manner that has an adverse effect on the positions held by the Fund (e.g., regarding whether a PG Account agrees to waive certain covenants or make certain amendments). Conversely, if the Fund holds voting securities of an issuer, Partners Group (USA)’s vote on behalf of the Fund on a matter may end up benefiting other PG Accounts and harming the Fund, especially with the benefit of hindsight (e.g., if the Fund agrees to certain covenants, waivers or amendments, but the issuer and the Fund’s investment in such issuer end up getting further impaired).

Courses of action that Partners Group (USA) and Partners Group may pursue to reduce the potential for adversity between the Fund and another PG Account including causing one or both clients to take certain actions that, in the absence of such conflict, it would not take, such as (i) remaining passive in a restructuring or similar situations (including electing not to vote or voting pro rata with other security holders), (ii) investing in the same or similar classes of securities as the other client in order to align their interests, (iii) divesting investments in whole or in part or (iv) appointing an unaffiliated third-party agent to act on behalf of either the Fund or such other PG Account. Any such step could have the effect of benefiting another PG Account or Partners Group or its affiliates and might not be in the best interests of or may be adverse to the Fund.

In enforcing its rights with respect to an investment, the Fund, along with other PG Accounts, may pursue or enforce rights with respect to a particular issuer, or Partners Group (USA) and/or Partners Group may pursue or enforce rights with respect to a particular issuer jointly on behalf of the Fund and other PG Account, even where the interests of such PG Account may diverge in one or more respects from those of the Fund.

The Fund may be negatively impacted by the activities by or on behalf of such other PG Account, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had a particular course of action with respect to the issuer of the securities not been pursued with respect to such other PG Account. In certain instances, personnel of Partners Group or its affiliates may obtain information about the issuer thereby limiting Partners Group (USA)’s ability to buy or sell securities of the issuer on behalf of the Fund. These conflicts are magnified with respect to issuers that undergo restructuring or become insolvent. It is possible that in connection with a restructuring, insolvency, bankruptcy or similar proceeding the Fund may be limited (by applicable law, courts or otherwise) in the positions or actions it may be permitted to take due to other interests held or actions or positions taken by other PG Accounts.

Positions taken by other PG Accounts may also dilute or otherwise negatively affect the values, prices or investment strategies associated with investments held by the Fund. For example, this may occur when investment decisions regarding the Fund are based on research or other information that is also used to support portfolio decisions for other PG Accounts. When another PG Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. In addition, other PG Accounts may have short positions in the same security or instrument or a different security or instrument in the same issuer as a security or instrument purchased by the Fund, which may present additional conflicts, particularly if the issuer experiences financial difficulties.

To the extent permitted by applicable law and the terms of the co-investment exemptive relief, the Fund may participate in a follow-on investment of other PG Accounts, where the Fund has not previously invested in the applicable Underlying Investment, and vice versa. Any such follow-on investment would present conflicts of interest, including in Partners Group (USA) or its affiliate’s negotiation of the terms of such follow-on investment, and raises the risk that the Fund’s capital may be used to support another PG Account’s existing investment.

In addition, an investment that Partners Group or Partners Group (USA) determined was appropriate for other PG Accounts (including funds and accounts on Partners Group’s direct lending platform) when originally consummated may be refinanced, extended or otherwise modified in such a way that the investment is no longer consistent with the investment objectives of the

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other PG Account, but is consistent with the investment objective of the Fund. In this situation, to the extent permitted by applicable law and the terms of the co-investment exemptive relief granted to Partners Group (USA), the Fund may make an investment in the issuer and the proceeds of the Fund’s investment will be used by the issuer to repay the existing investment in such issuer of other PG Accounts and vice versa. For example, the Fund may seek to participate in recapitalizations or refinancings of portfolio companies in which the other PG Accounts have invested. In this situation, the new loan in which the Fund invests may have a lower interest rate, for example, due to changes in market conditions, improvements in the business of the issuer or other factors. In these circumstances, the other PG Accounts may exit the investment at the time the loan is refinanced, extended or otherwise modified, and the Fund may participate in the investment going forward and vice versa. In these circumstances, the consent of the shareholders will not be required. As a result, conflicts of interest are generally expected to arise between the other PG Accounts’ exiting the investment and the Fund entering into the investment, including determinations of whether other PG Accounts’ investments are being redeemed from an investment with a negative outlook (and whether the Fund is supporting such exit with their investment), and whether the Fund is paying a higher or lower price than market value or transacting on terms that are more or less favorable than in other comparable transactions. Conversely, the Fund’s investment may be refinanced by another PG Account which may have the effect of shortening the duration of an attractive investment.

In addition, the Fund may agree to an amendment, extension, refinancing or similar transaction involving an existing investment, and such transaction may create an investment opportunity for other PG Accounts.

The Fund may be allocated a small part of an investment opportunity within the investment objective of the Fund when other PG Accounts are allocated a larger portion. The Fund may be prohibited (due to, for example, regulatory limitations) from pursuing certain investment opportunities and may find that its ability to participate in any particular opportunity may be substantially limited.

For the foregoing reasons, among others, Partners Group is expected to have a conflict of interest between acting in the best interests of the Fund and such other PG Account. Partners Group (USA) and Partners Group have developed policies and procedures that provide that they will allocate investment opportunities and make purchase and sale decisions among the Fund, Partners Group’s clients and Partners Group (USA)’s other clients in a manner that they consider, in their discretion and consistent with its fiduciary obligation to their clients, to be reasonable. In many cases, these policies may result in the pro rata allocation of limited opportunities across accounts, but in many other cases, the allocations may reflect numerous other factors based upon Partners Group (USA)’s and Partners Group’s good faith assessment of the best use of such limited opportunities relative to the objectives, limitations and requirements of each of its clients and applying a variety of factors, including those described herein. Partners Group (USA) and Partners Group seek to treat all clients reasonably in light of all factors relevant to managing an investment fund or account, and in some cases, it is possible that the application of the factors described herein may result in allocations in which certain investment funds or accounts may receive an allocation when other investment funds (including the Fund) or accounts do not. Similarly, Partners Group (USA) and Partners Group may cause the liquidation of certain positions for the Fund and their other clients in its discretion in accordance with the foregoing principles. Such allocations or liquidations may benefit another client instead of the Fund or may be detrimental to the Fund.

Diverse Membership; Relationships with Shareholders

The Fund’s shareholders may include various types of persons or entities organized in various jurisdictions, and different shareholders may have conflicting investment, tax and other interests in respect of their investment in the Fund. The conflicting interests of the Fund and of individual shareholders may relate to or arise from, among other things, the nature of investments made by the Fund, the structuring of the acquisition of the Fund’s investments, and the timing of disposition of investments, which may be more beneficial for the Fund or shareholders than for one or more of the other shareholders. Such structuring of the Fund’s investments and other factors may result in different returns being realized by different shareholders. As a consequence, conflicts of interest may arise in connection with decisions made by Partners Group (USA), including in respect of the nature or structuring of investments and the use of leverage that may be more beneficial for one shareholder than for another shareholder. In addition, one or more of the Fund, the Advisor, Partners Group (USA), and/or their respective affiliates may face certain tax risks based on positions taken by the Fund, its subsidiaries and/or a withholding agent, and the Advisor and Partners Group (USA) reserve the right on behalf of themself and their respective affiliates to take positions adverse to the Fund and the shareholders, including with respect to withholding of amounts to cover actual or potential tax liabilities.

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Valuation of Assets

Certain securities and other assets in which the Fund will directly or indirectly invest, including secured loan investments, are not expected to have a readily ascertainable market value. Such securities and other assets will constitute a material portion of the Fund’s investments. Partners Group (USA) will provide valuation recommendation to the Advisor in accordance with its established valuation policies. In addition, when the Advisor or Partners Group (USA) determines that the market price does not fairly represent the value of an investment, Partners Group (USA) will provide valuation recommendations to the Advisor for such investment based on its assessment of fair value and the Advisor will determine a fair value for such investment as the Fund’s valuation designee. The Advisor and Partners Group (USA) have a conflict of interest in determining valuations and providing valuation recommendations, as avoiding writing down the value of assets or writing off assets that are not readily marketable or difficult to value may cause them to receive higher management fees.

Partners Group (USA) and its affiliates are engaged in advisory and management services for other PG Accounts. In connection with these activities, Partners Group (USA) or its affiliates are required to value assets, including in connection with managing or advising their proprietary and client accounts. In this regard, certain units within Partners Group may share information regarding valuation techniques and models or other information relevant to the valuation of a specific asset or category of assets, although they are under no obligation to engage in such information sharing. Partners Group (USA) will provide valuation recommendations to the Advisor for the Fund’s investments according to its established valuation policies, and may value an identical asset differently than other units within Partners Group (e.g., when an asset does not have a readily ascertainable market price).

Conflicts with Underlying Investments

In certain instances, Partners Group (USA) portfolio managers, officers and employees and/or Partners Group may serve as board members of certain Underlying Investments and, in that capacity, will be required to make decisions that they consider to be in the best interests of the Underlying Investments. In certain circumstances, such as in situations involving bankruptcy or near insolvency of an Underlying Investment, actions that may be in the best interests of the Underlying Investment may not be in the best interests of the Fund, and vice versa. Accordingly, in these situations, there may be conflicts of interest between an individual’s duties as a representative of Partners Group (USA) and/or Partners Group and such individual’s duties as a board member of the Underlying Investment. Such positions could also impair the ability of the Fund to sell the securities of an issuer in the event a director receives material non-public information by virtue of his or her role, which could have an adverse effect on the Fund. Additionally, Partners Group (USA) or its affiliates may enter into transactions with an Underlying Investment (for example, a property lease), which may create a conflict of interest. While it is generally expected that any such transaction would be on arm’s-length terms, it is possible that such company may pay higher fees or receive fewer benefits in the transaction than it would if the counterparty to the transaction were a third party.

Certain personnel of Partners Group have in the past or may from time to time in the future also be temporarily seconded to or otherwise engaged by certain Underlying Investments on either a full-time or a part-time basis to provide services to such Underlying Investments. In such instances, the Underlying Investments may pay such person’s directors’ fees, salaries, consultant fees, other cash compensation, stock options, other equity grants or other compensation and incentives and may reimburse Partners Group or such persons for any travel costs or other out-of-pocket expenses incurred in connection with the provision of their services. Partners Group may also advance compensation to seconded employees and be subsequently reimbursed by the applicable Underlying Investments. In certain instances, whether an individual who provides services to an Underlying Investment should be categorized as an operations support provider, an employee of Partners Group, a former employee of Partners Group or a seconded employee may not be clear. In such cases, Partners Group will make a determination in good faith based on an evaluation of the facts and circumstances.

Selection of Service Providers

Partners Group (USA)’s advisors and other service providers or their affiliates are expected to provide goods or services to, or have business, personal, financial or other relations with Partners Group, their affiliates, advisory clients and Underlying Investments. Such advisors and service providers may be investors in the Fund, sources of investment opportunities or co-investors or commercial counterparties or entities in which a PG Account has an investment. Additionally, certain employees of Partners Group or its affiliates may have family members or relatives employed by such advisors and service providers. These relationships may influence Partners Group (USA) in deciding whether to select or recommend such service providers to perform services for the Fund or Underlying Investments (the cost of which generally will be borne directly or indirectly by the Fund or such entities, as applicable). For example, affiliates of Partners Group (USA) have made debt investments in the Fund’s Administrator, which may incentivize Partners Group (USA) to cause the Administrator to perform, or to recommend to the Fund that the Administrator perform, additional services for the Fund (the cost of which would be borne by the Fund).

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Business With and Among Certain Underlying Investments and Others

Given the collaborative nature of Partners Group’s business and certain of the companies that it selects as Underlying Investments, there are often situations where Partners Group (USA), its related personnel or its affiliates are in the position of recommending the services of such a company to another company that it has selected as an Underlying Investment or to clients managed by Partners Group or situations where Partners Group (USA), its related personnel or its affiliates are in the position of recommending their services to a company that it has selected as an Underlying Investment, which may involve fees, commissions, servicing payments and/or discounts to Partners Group (USA), an affiliate, and/or a company that is an Underlying Investment. Partners Group (USA) will generally have a conflict of interest in making such recommendations, in that Partners Group (USA) has an incentive to maintain goodwill between it and a company that it has selected as an existing Underlying Investment, or into which it is looking to make a prospective investment, while the products or services recommended may not necessarily be the best available to the applicable company. The benefits received by any company providing a service may be greater than those received by the Fund and its other Underlying Investments receiving the service.

Certain companies that are Underlying Investments have in the past, and may, from time to time in the future provide services to Partners Group (USA), its affiliates and current or prospective investors. This creates a conflict of interest, as Partners Group (USA) has an incentive to cause the company to favor itself, or those investors or prospective investors relative to other clients or customers of the Underlying Investments in terms of pricing or otherwise, which could adversely affect such company’s profitability to the Fund.

Current and former officers and executives of a company that is an Underlying Investment may invest in the Fund. While Partners Group (USA) believes this aligns such management teams with the best interests of the Fund, Partners Group (USA) and its affiliates, may, in certain circumstances, be incentivized to take (or refrain from taking) certain actions with respect to a company that is an Underlying Investment in order to maintain the goodwill with such company’s management team.

In certain instances, a company that is an Underlying Investment may compete with, be a customer of, or be a service provider to, another company that may also be an Underlying Investment or the Fund. In providing advice to such company’s business, Partners Group may consider the interests of one company or the Fund and is not obligated to, and need not, take into consideration the interests of other companies or the Fund. As a result, a conflict of interest may arise in these instances because advice and recommendations provided by Partners Group to a company that is an Underlying Investment may have adverse consequences to a separate company that is also an Underlying Investment. The performance and operations of a competitor, customer or service provider company that is an Underlying Investment could conflict with, and adversely affect the performance and operations of, another company that is also an Underlying Investment or could adversely affect prices, business opportunities or potential acquisition opportunities. For instance, one company may seek to expand its market share at the expense of another company; withdraw business from another company in favor of a third company offering the same product or service at a lower price; increase its own prices, purchase assets from, or sell assets to, another company that is an Underlying Investment; commence litigation against another company that is an Underlying Investment; or prevent one company that is an Underlying Investment from commencing litigation against another company that is an Underlying Investment.

The Fund’s Underlying Investments may be counterparties or participants in agreements, transactions or other arrangements with portfolio companies of another Partners Group client that, although Partners Group (USA) determines to be consistent with the requirements of the Fund’s organizational documents, may not have otherwise been entered into but for the affiliation with Partners Group, and which may provide economic or other benefits to affiliates of Partners Group (USA). For example, Partners Group may cause Underlying Investments to enter into agreements regarding group procurement (which may depend on the volume of services purchased under these agreements and which may be pooled across multiple portfolio companies and discounted due to scale), benefits management, data management and/or mining, technology development, purchase or title and/or other insurance policy (which may be pooled across multiple portfolio companies and discounted to scale) and other similar operational initiatives that may result in fees, better pricing, rebates, servicing payments, commissions or similar payments and/or discounts being paid to Partners Group or a portfolio company, including related to a portion of the savings achieved by the portfolio company. While Partners Group may have a conflict of interest because its economic benefit may incentivize Partners Group to maintain such arrangements, Partners Group believes that such agreements benefit the Fund due to increased access to quality products and services at beneficial pricing. However, it should not be assumed that a company related to or otherwise affiliated with Partners Group will only take actions that are beneficial to, or not opposed to, the interests of the Fund and its Underlying Investments.

Partners Group has in the past and may, from time to time, hire part-time or full-time employees (including interns) who are relatives of, or are otherwise associated with an investor, Underlying Investment, former Underlying Investment, investment target, or service provider. Although Partners Group uses reasonable care to mitigate any potential conflicts of interest with respect to each particular situation, there is no guarantee Partners Group can control all such conflicts of interest, and there may be a continuing appearance of a conflict of interest (including, for instance, preferential hiring practices).

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Allocation of Revolver, Delayed-Draw Investment or Line of Credit Obligations

The Fund may participate in one or more Underlying Investments that are structured as “revolvers,” “delayed-draws” or “lines of credit” with funding obligations that extend past the initial date of investment. Later funding obligations related to such Underlying Investments may not be allocated pro rata among all the investors who participated in the initial funding of the Underlying Investment. In particular, the Fund may participate in the initial funding of an Underlying Investment, but may not participate in later-arising funding obligations (i.e., the revolver, delayed-draw or line of credit portions) related to such Underlying Investment, including because of capacity limitations that an investment vehicle may have for making new revolver, delayed-draw investments or lines of credit or because Partners Group or any of its affiliates forms a new investment fund focused on investing in revolvers, delayed-draw investments and/or lines of credit. As a result, the Fund may be allocated a smaller or larger portion of revolver, delayed-draw investments or lines of credit than other investors participating in the Underlying Investment (or may not be allocated any portion). Shareholders that participate in the initial funding of an Underlying Investment may receive certain economic benefits in connection with such initial funding, such as original issue discount, closing payments, or commitment fees and these benefits are expected to be allocated based on participation in the initial funding, regardless of participation in future funding obligations. In addition, where the Fund and any other participating investors have not participated in each funding of an Underlying Investment on a pro rata basis, conflicts of interest may arise between the Fund and the other investors as the interests of the Fund and the other investors may not be completely aligned with respect to such Underlying Investment. In that regard, the revolver, delayed draw or line of credit portion of an Underlying Investment may be senior to the investment in the Underlying Investment made by the Fund, and as a result, the interests of the Fund may not be aligned with other participating investors.

Procurement Platform

Partners Group may offer certain companies that are Underlying Investments the opportunity to enter into agreements regarding group procurement and/or vendor discounts. In certain cases, Partners Group may realize better pricing, terms or discounts as a result of the participation of these companies. Under these arrangements, one particular investor might benefit to a greater degree than the other participants in the arrangements, and the Partners Group fund(s) and/or client(s) that own an interest in such investment will receive a greater relative benefit from the arrangement than other Partners Group vehicles that do not own an interest in such investment. Moreover, Partners Group, its principals, members, directors, officers, employees or any of their respective affiliates may own interests in certain procurement vendors and there can be no assurances that such interests will not influence their conduct and decisions in selecting procurement vendors.

Costs Associated with Insourcing and Outsourcing Certain Services with Respect to the Fund and Underlying Investments

Services required by the Fund may, for certain reasons including efficiency and economic considerations, be outsourced in whole or in part to third parties or licensed software, in each case in the discretion of Partners Group. In particular, Partners Group may, in each case subject to applicable law, outsource services to its affiliates or insource certain services that, in each case, could otherwise be performed by third parties. For the avoidance of doubt, these insourced services include services provided in lieu of or alongside (and/or to supplement, supervise, oversee or monitor) third-party service providers, such as third-party legal, compliance, accounting and administrative service providers. This can create a conflict of interest because Partners Group have an incentive to outsource services at the expense of the Fund to, among other things, leverage the use of Partners Group personnel. Outsourcing may not occur universally for all Partners Group vehicles, and, accordingly, certain costs may be incurred by the Fund for a third-party service provider that are not incurred for comparable services by other Partners Group vehicles. The decision by Partners Group to initially perform a service for the Fund in-house does not preclude a later decision to outsource such services (or any additional services) in whole or in part to a third-party service provider in the future, and Partners Group has no obligation to inform such Partners Group vehicles, including the Fund, of such a change. Such services may also supplement or be performed alongside services performed by Partners Group. Insourcing or outsourcing may give rise to conflicts of interest, in particular where the services are outsourced to affiliated service providers, when such services could potentially be provided by other third-party service providers.

Former Partners Group employees may also become employees, officers or directors of, or otherwise be engaged by, third-party service providers that provide services to Partners Group, the Fund and/or the Fund’s Underlying Investments. If a former Partners Group employee becomes an employee or consultant of a third party that also provides services to the Fund, such former Partners Group employee may be assigned by such third party to provide services to that account. In such instance, the cost of the third-party service provider attributable to the former Partners Group employee working on the Fund will be borne entirely by the Fund.

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Partners Group, Partners Group personnel, the Fund and the Underlying Investments may, from time to time, engage common service providers. In certain circumstances, the service provider may charge varying rates or engage in different arrangements for services provided to Partners Group, Partners Group personnel, the Fund and/or Underlying Investments. As a result, Partners Group or Partners Group personnel may receive a more favorable rate on services provided to it by such a common service provider than the rates payable by the Fund and/or the Underlying Investment, or may receive a discount on services even though the Fund and/or the Underlying Investments receive a lesser, or no, discount. This creates a conflict of interest between Partners Group and Partners Group personnel, on the one hand, and the Fund and/or Underlying Investments, on the other hand, in determining whether to engage such service providers, including the possibility that Partners Group will favor the engagement or continued engagement of such persons if it, or Partners Group personnel, receives a benefit from such service providers, such as lower fees, that it would not receive absent the engagement of such service provider by the Fund and/or the Underlying Investments. The Fund and/or its Underlying Investments may not receive the benefit of any such favorable rate or discount provided to Partners Group or Partners Group personnel.

In addition, service providers often charge varying amounts or may have different fee arrangements for different types of services provided. For instance, fees for various types of work often depend on the complexity of the matter, the expertise required, and the time demands of the service provider. As a result, to the extent the services required by Partners Group differs from those required by the Fund and/or its Underlying Investments, Partners Group will pay different rates and fees than those paid by the Fund and/or its Underlying Investments.

Partners Group engages certain service providers (including law firms), and personnel of such service providers have in the past and may in the future be seconded to Partners Group on a temporary basis or serve in an internship capacity, pursuant to various arrangements including at cost or at no cost. Such personnel may provide, under certain circumstances, services in respect of multiple matters, including in respect of matters related to Partners Group and/or Underlying Investments and in any such circumstance, the benefits or costs of any such personnel may be allocated on a pro rata basis, or any other methodology that, in Partners Group (USA)’s sole discretion, would be fair and reasonable under the circumstances, to the Fund, taking into consideration the usage of such personnel. In such circumstances, a conflict of interest exists because Partners Group has an incentive to select one service provider over another on the basis that Partners Group may receive the benefit of seconded employees from such service provider, particularly where the compensation and expenses for such personnel during the secondment is borne by the service provider and not Partners Group.

Partners Group and the Fund will generally engage common legal counsel and other service providers in a particular transaction, including a transaction in which there may be conflicts of interest (e.g., cross transactions and other affiliated transactions). Members of the law firms engaged to represent the Fund may be investors in the Fund or other Partners Group vehicles and may also represent one or more Underlying Investments or investors in the Fund or other Partners Group vehicles. In the event of a significant dispute or divergence of interest between the Fund and Partners Group, the parties may engage separate counsel in the sole discretion of Partners Group, and in litigation and other circumstances, separate representation may be required.

Other Potential Conflicts

Partners Group (USA) may cause the Fund to purchase, and/or bear premiums, fees, costs and expenses (including any expenses or fees of insurance brokers) for, insurance to insure the Fund, Partners Group and/or Partners Group personnel and their respective agents, representatives, and other indemnified parties against liability in connection with the activities of the Fund. This may include a portion of any premiums, fees, costs and expenses for one or more “umbrella” or other insurance policies maintained by Partners Group that cover the Fund and/or Partners Group (including Partners Group personnel and their respective agents, representatives and other indemnified parties). Partners Group (USA) will make judgments about the allocation of premiums, fees, costs and expenses for such “umbrella” or other insurance policies among the Fund, and/or Partners Group, on a fair and reasonable basis, and may make corrective allocations should it determine subsequently that such corrections are necessary or advisable. There can be no assurance that a different allocation would not result in the Fund bearing less (or more) premiums, fees, costs and expenses for insurance policies.

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Partners Group and Partners Group personnel may receive certain intangible and/or other benefits and/or perquisites arising or resulting from their activities on behalf of the Fund, including benefits and other discounts provided by service providers. For example, airline travel or hotel stays incurred as Fund expenses may result in “miles” or “points” or credit in loyalty/status programs to Partners Group and/or Partners Group personnel, and such benefits, rewards and/or amounts (whether or not de minimis or difficult to value) will exclusively benefit Partners Group and/or such personnel even though the cost of the underlying service is being borne by the Fund and/or the Fund’s Underlying Investments. In addition, airline travel incurred as a Fund expense for Partners Group personnel travelling for appropriate Fund-related purposes (including, without limitation, travel related to an Underlying Investment, a prospective Underlying Investment or other Fund-related matter) may benefit such Partners Group personnel to the extent the trip also serves a personal purpose.

Participation in Investment Activities by Directors, Officers and Affiliates of Advisor or a Sub-Advisor

Directors, principals, officers, employees and affiliates of the Advisor, TCW or Partners Group (USA) may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Underlying Fund in which the Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Advisor, or by the Advisor for the Advisor Other Accounts, or any of their respective affiliates on behalf of their own other accounts (“Advisor Accounts”) and by directors, principals, officers, employees and affiliates of a Sub-Advisor, or by the Sub-Advisor for the Sub-Advisor Other Accounts, or any of their respective affiliates on behalf of their own other accounts (“Sub-Advisor Accounts”) that are the same as, different from or made at a different time than, positions taken for the Fund or an Underlying Fund.

To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Advisor, TCW and Partners Group (USA) has adopted a code of ethics (collectively, the “Advisor and Sub-Advisor Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Advisor and Sub-Advisor Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

Other Matters

A Fund Manager may, from time to time, cause an Underlying Fund to effect certain principal transactions in securities with one or more Investment Manager Accounts or Sub-Advisor Accounts, subject to certain conditions. Future investment activities of the Fund Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Advisor and its affiliates, and the Sub-Advisors and their affiliates, will not purchase securities or other property from, or sell securities or other property to the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Advisor or Sub-Advisor, as applicable, determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Advisor, Sub-Advisors or their affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares. This discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under U.S. federal income tax laws, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that have made an election for U.S. federal income tax purposes to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not “United States Persons” (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or persons that have a functional currency (as defined in section 985 of the Code) other than the U.S. dollar. No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter

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relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Prospective Shareholders and Shareholders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS OR CO-INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY UNDERLYING FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Qualification as a Regulated Investment Company; Tax Treatment

It is expected that the Fund will qualify for treatment as a RIC under the Code. If the Fund so qualifies and distributes (or is deemed to have distributed) each taxable year to Shareholders dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Fund’s taxable year, the Fund will not be subject to U.S. federal corporate income taxes on any amounts it distributes as dividends for U.S. federal income tax purposes, including distributions (if any) derived from the Fund’s net capital gain (i.e., the excess of the net long-term capital gains over net short-term capital losses) to Shareholders. The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders each year.

In addition, amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must be considered to have distributed dividends for U.S. federal income tax purposes in respect of each calendar year in an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, (2) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally determined on the basis of the one-year period ending on October 31st of such calendar year, and adjusted for certain ordinary losses), and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund incurred no U.S. federal income tax. For U.S. federal income tax purposes, dividends declared by the Fund in October, November or December to Shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such Shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

In order to qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (all such income items, “qualifying gross income”); and (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code).

For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund’s distributive share of items of income, gain and loss derived through any Underlying Funds or other Underlying Investments that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Underlying Funds or such other Underlying Investments. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by such Underlying Funds.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, for the taxable year in which the RIC would have failed the gross income test, absent the application of the above cure provision, the RIC would be subject to a tax equal to the amount by which the RIC’s non-qualifying gross income exceeds one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

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Additionally, a RIC that fails the asset diversification test as of the end of a quarter of a taxable year shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10 million (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter of a taxable year under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If before the end of any taxable quarter of the Fund’s taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure. However, the action typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the asset diversification discrepancy) may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Underlying Private Funds and unlisted BDCs. While the Code generally affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to do so may limit utilization of this statutory 30-day cure period and, possibly, the extended cure period provided by the Code as discussed above.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions made to Shareholders, and the Fund generally would not be required to make any distributions. In addition, all distributions (including distributions of net capital gain) made to Shareholders generally would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

Distributions

The Fund will ordinarily declare and pay distributions from its net investment income, if any, on a quarterly basis. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund intends to declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by the Fund in the prior fiscal year. An additional distribution may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund. After the end of each calendar year, Shareholders will be provided a Form 1099, containing information regarding the amount and character of distributions received from the Fund during the calendar year.

If a Shareholder purchases shares before a distribution, the Shareholder will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called “buying a dividend.” Unless the Shareholder’s account is a tax-deferred account, dividends paid to Shareholders would be included in gross income for tax purposes even though the Shareholder may not have participated in the increase of the net asset value of the Fund, regardless of whether the Shareholder reinvested the dividends. Distributions are taxable to Shareholders even if they are paid from income or gains earned by the Fund before Shareholders’ investment in the Fund (and thus were included in the price paid for Fund shares). To avoid “buying a dividend,” Shareholders should check the Fund’s distribution dates before investing.

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on any dividends or other distributions that they receive from the Fund. Distributions from net investment income and net short-term capital gain generally will be characterized as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for Shareholders that are corporations, provided the Shareholder satisfied the applicable holding period and other requirements.

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Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income,” which is generally subject to tax at rates equivalent to long-term capital gain tax rates, by Shareholders that are individuals, provided the Shareholder satisfied the applicable holding period and other requirements. Distributions from net capital gain (typically referred to as a “capital gain dividend”) will be characterized as long-term capital gain, regardless of how long Shares have been held by the Shareholder and will not be eligible for the dividends-received deduction or treatment as “qualified dividend income.” However, if the Shareholder received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions. Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) a Shareholder’s tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale of Shares, as discussed below. Similarly, as discussed below at “Income from Repurchases of Shares,” if a repurchase of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares repurchased. In such case, the tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be added to the tax basis of any remaining Shares held by the Shareholder.

The tax treatment of the Fund’s distributions from net investment income and capital gains generally will be the same whether the Shareholder takes such distributions in cash or reinvests them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, the Fund may report the retained amount as undistributed capital gains to its Shareholders, and each Shareholder will be treated as if such Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

Certain distributions reported by the Fund as section 163(j) interest dividends may be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under section 163(j) of the Code. Such treatment by the Shareholder is generally subject to holding period requirements and other potential limitations. The amount that the Fund is eligible to report as a section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

An additional 3.8% tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts to the extent such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases of Shares

A repurchase of Shares by the Fund generally will be treated as a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash is “substantially disproportionate” with respect to the Shareholder, results in a meaningful reduction in the Shareholder’s proportionate interest in the Fund or results in a “complete redemption” of the Shareholder’s Shares, in each case applying certain constructive ownership rules in the Code. Alternatively, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and the gross amount of such repurchase may constitute a dividend to the Shareholder to the extent of such Shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits.

If the repurchase or transfer of a Shareholder’s Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased Shares were held by the Shareholder for one year or less.

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Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased or transferred by the Fund are replaced (including through reinvestment of dividends and distributions) either with Shares or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Shares. If disallowed, the loss will be reflected as an upward adjustment to the basis of the Shares acquired. The deductibility of capital losses may be subject to statutory limitations.

If the repurchase of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares. In such a case, there is a risk that non-tendering Shareholders, and Shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund.

The tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be added to the tax basis of any remaining Shares held by the Shareholder.

The Fund must report to the IRS and furnish to Shareholders the cost basis information for Shares purchased and sold. If a Shareholder acquires and holds Shares directly with the Fund and not through a Financial Intermediary, the Fund will use the average cost basis method for all Shareholders, which means this is the method the Fund will use to determine which specific Shares are deemed to be sold and their cost basis when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s default method at the time of their purchase or upon sale of Shares. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting such information on their federal income tax returns. If a Shareholder acquires and holds Shares through a Financial Intermediary, they should contact their Financial Intermediary for information related to the applicable cost basis default methods, cost basis selection, and cost basis reporting. Shareholders should consult their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

A sale of Shares, other than in the context of a repurchase of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for “sale or exchange” treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2,500,000 or more for an individual Shareholder or $10,000,000 or more for a corporate Shareholder), the Shareholder must file with the IRS a disclosure statement on an IRS Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

Unless and until the Fund is considered under the Code to be a “publicly offered regulated investment company,” for purposes of computing the taxable income of U.S. Shareholders that are individuals, trusts or estates, (1) the Fund’s earnings will be computed without taking into account such U.S. Shareholders’ allocable shares of the Management Fee and certain other expenses, (2) each such U.S. Shareholder will be treated as having received or accrued a dividend from the Fund in the amount of such U.S. Shareholder’s allocable share of these fees and expenses for such taxable year, (3) each such U.S. Shareholder will be treated as having paid or incurred such U.S. Shareholder’s allocable share of these fees and expenses for the calendar year and (4) each such U.S. Shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. Miscellaneous itemized deductions generally are not deductible by a U.S. Shareholder that is an individual, trust or estate. In addition, if the Fund is not treated as a “publicly offered regulated investment company,” the Fund will be subject to limitations on the deductibility of certain “preferential dividends” that are distributed to U.S. stockholders on a non-pro-rata basis. A “publicly offered regulated investment company” is a RIC whose equity interests are (i) continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933), (ii) regularly traded on an established securities market, or (iii) held by at least 500 persons at all times during the taxable year.

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Fund Investments

The Fund may invest a portion of its assets in RICs. To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the RICs in which the Fund invests must meet certain source-of-income, asset diversification and annual distribution requirements. If a RIC in which the Fund invests fails to qualify as a regulated investment company, such RIC would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a RIC could substantially reduce the RIC’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment. Additionally, under certain circumstances, the failure of a RIC in which the Fund invests to qualify as a regulated investment company could impact the ability of the Fund to so qualify. The Fund will not be able to offset income or gains realized by one RIC in which the Fund invests against losses realized by another RIC in which the Fund invests. Sales of shares in a RIC could also result in a gain and/or income to the Fund. The Fund’s investment in RICs could therefore affect the amount, timing and character of distributions to Shareholders.

It is intended that the Fund will invest a portion of its assets in Underlying Funds or other Underlying Investments that may be classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) generally is not subject to an entity-level U.S. federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund and certain Underlying Funds (or other Underlying Investments that may be classified as partnerships for U.S. federal income tax purposes), including in circumstances where investments by the Underlying Funds (or such other Underlying Investments) generate income prior to a corresponding receipt of cash). In such case, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may not qualify for or maintain RIC tax treatment and thus may become subject to Fund-level income tax.

Some of the income that the Fund may earn directly or indirectly through an Underlying Fund or other Underlying Investment, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. The Fund may have to dispose of interests in Underlying Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Underlying Funds earn income of a type that is not qualifying gross income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to Shareholders.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS OR CO-INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF BOTH THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY UNDERLYING FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses. However, because the functional currency of the Fund for U.S. federal income tax purposes is the U.S. dollar, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) is generally characterized as ordinary income or loss in accordance with section 988 of the Code. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid would be generally characterized as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be characterized as ordinary income. Finally, all or a portion of any gain realized from engaging in “conversion transactions” (as defined in the Code to generally include certain transactions designed to convert ordinary income into capital gain) may be characterized as ordinary income.

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Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions (“Section 1256 Contracts”) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 Contracts. In addition, any Section 1256 Contracts remaining unexercised both at October 31 of each calendar year as well as at the end of the Fund’s taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

While not a principal investment strategy of the Fund, the Fund may acquire certain foreign currency forward contracts, enter into certain foreign currency futures contracts, acquire put and call options on foreign currencies, or acquire or enter into similar foreign currency-related financial instruments. Generally, foreign currency regulated futures contracts and option contracts that qualify as Section 1256 Contracts will not be subject to ordinary income or loss treatment under Section 988 of the Code. However, if the Fund acquires or enters into any foreign currency futures contracts or options contracts that are not Section 1256 Contracts, or any foreign currency forward contracts or similar foreign currency-related financial instruments, any gain or loss realized by the Fund with respect to such contract or financial instruments generally will be characterized as ordinary gain or loss unless the contract or financial instrument in question is a capital asset in the hands of the Fund and is not part of a straddle transaction (as described below), and an election is made by the Fund (before the close of the day the transaction is entered into) to characterize the gain or loss attributable to such contract or financial instrument as capital gain or loss.

Offsetting positions held by the Fund, or the Underlying Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.” In addition, investments by the Fund in particular combinations of Underlying Funds may also be treated as a “straddle.” To the extent the straddle rules apply to positions established by the Fund, or the Underlying Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund, or the Underlying Funds, may constitute “mixed straddles.” One or more elections may be made in respect of the U.S. federal income tax treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly an Underlying Fund, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests (“appreciated financial position”), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Underlying Fund, enters into the Contract or acquires the underlying property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund, or possibly an Underlying Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-through entities (including other RICs, REITs, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The U.S. Department of the Treasury (the “Treasury”) and the IRS have the authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-through entities.

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Passive Foreign Investment Companies and Controlled Foreign Corporations

The Fund may indirectly hold equity interests in non-U.S. Underlying Funds and/or non-U.S. portfolio companies that may be treated as “passive foreign investment companies” (each, a “PFIC”) under the Code. A PFIC is generally defined as a non-U.S. entity which is classified as a corporation for U.S. federal income tax purposes, and which earns at least 75% of its annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or which holds at least 50% of its total assets in assets producing such passive income. The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If an election is made to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in income each taxable year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund. The QEF election may not be able to be made with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, an election can be made to mark-to-market the shares of a PFIC held by the Fund at the end of the Fund’s taxable year (as well as on certain other dates prescribed in the Code). In this case, the Fund would recognize as ordinary income its share of any increase in the value of such PFIC shares, and as ordinary loss its share of any decrease in such value, to the extent such loss did not exceed its share of prior increases in income derived from such PFIC shares. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable taxable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).

Dividends paid by PFICs will not be treated as “qualified dividend income.” In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

If the Fund holds 10% or more (by vote or value) of the interests treated as equity for U.S. federal income tax purposes in a foreign entity classified as a corporation for U.S. federal income tax purposes and considered a controlled foreign corporation (“CFC”) under the Code, the Fund may be treated as receiving a deemed distribution (i.e., characterized as ordinary income) each taxable year from such foreign corporation in an amount equal to its pro rata share of such entity’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the entity makes an actual distribution during such taxable year. The Fund would be required to include the amount of a deemed distribution from a CFC when computing its investment company taxable income as well as in determining whether the Fund satisfies the distribution requirements applicable to RICs, even to the extent the amount of the Fund’s income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and the proceeds from any sales or other dispositions of CFC stock during the Fund’s taxable year. In general, a foreign entity classified as a corporation for U.S. federal income tax purposes will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a foreign entity classified as a corporation for U.S. federal income tax purposes.

Under Treasury regulations, certain income derived by the Fund from a CFC or a PFIC with respect to which the Fund has made a QEF election would generally constitute qualifying income under the gross income test for purposes of determining the Fund’s ability to be subject to tax as a RIC only to the extent the CFC or the PFIC makes current distributions of that income to the Fund or the included income is derived with respect to the Fund’s business of investing in stocks and securities. The Fund may be restricted in its ability to make QEF elections with respect to the Fund’s holdings in Underlying Funds and other issuers that could be treated as PFICs or implement certain restrictions with the respect to any Underlying Funds or other issuers that could be treated as CFCs in order to limit the Fund’s tax liability or maximize the Fund’s after-tax return from these investments.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, Shareholders and prospective Shareholders should consider the potential state and local tax consequences associated with an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders will generally be taxable in their state of residence with respect to their income or gains earned and distributed by the Fund as dividends for U.S. federal income tax purposes, or the amount of their investment in the Fund.

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Foreign Taxes

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Information Reporting and Backup Withholding

Information returns will generally be filed with the IRS in connection with distributions made by the Fund to Shareholders unless Shareholders establish they are exempt from such information reporting (e.g., by properly establishing that they are classified as corporations for U.S. federal tax purposes). Additionally, the Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers, generally on an IRS Form W-9, or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but they may be required to demonstrate their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder’s U.S. federal income tax liability if the appropriate information is provided to the IRS.

U.S. Federally Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by its U.S. federally tax-exempt Shareholders (including, among others, individual retirement accounts (“IRAs”), 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a U.S. federally tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the U.S. federally tax-exempt Shareholder has engaged in a borrowing or other similar transaction to acquire its Shares. A tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust. The foregoing discussion does not address all of the U.S. federal income tax consequences that may be applicable to a tax- exempt Shareholder as a result of an investment in the Fund. For example, certain tax-exempt private universities should be aware that they are subject to a 1.4%, 4% or 8% excise tax (depending on the endowment size) on their “net investment income” that is not otherwise taxed as UBTI, including income from interest, dividends and capital gains. Tax-exempt investors should consult with their tax advisors regarding an investment in the Fund.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“Foreign Shareholder”) as defined in the Code, depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder. The Fund is a corporation for U.S. federal income tax purposes. Under current law, a Foreign Shareholder should not be considered to be engaged in the conduct of a business in the United States solely by reason of its investment in the Fund.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the Foreign Shareholder), which tax is generally withheld from such distributions. Dividend distributions that the Fund properly reports as attributable to certain U.S. source income derived by the Fund generally will, however, be exempt from such withholding tax. Furthermore, capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any capital gains that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon any sale or exchange of Shares will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. In order to qualify for any reduction or exemption from U.S. withholding tax, a Foreign Shareholder must comply

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with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the repurchase of Shares or otherwise upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption in the manner discussed above.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Account Tax Compliance Act

The Fund is required under the Foreign Account Tax Compliance Act (“FATCA”) provisions of the Code to withhold U.S. tax (at a 30% rate) on payments of amounts treated as dividends for U.S. federal income tax purposes made to certain non-U.S. entities (including financial intermediaries) that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the Treasury of U.S.- owned foreign investment accounts unless various U.S. information reporting and diligence requirements (that are in addition to and significantly more onerous than, the requirement to deliver an applicable U.S. nonresident withholding tax certification form (e.g., IRS Form W-8BEN)) and certain other requirements have been satisfied. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Persons located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments. The Fund would be required to recognize the income for income tax purposes and to distribute the income on these instruments as the income accrues, even though the Fund will not receive the income on a current basis in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders. The required recognition of OID or PIK interest for U.S. federal income tax purposes may require cash distributions to shareholders in order to maintain tax treatment as a RIC for U.S. federal income tax purposes.

Original Issue Discount

Any market discount recognized on a bond is taxable as ordinary income for U.S. federal income tax purposes.

Below Investment Grade Instruments

The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to distribute sufficient income to preserve the Fund’s tax status as a RIC and minimize the extent to which the Fund is subject to U.S. federal income tax.

Fund Tax Liabilities

Shareholders may bear the cost of any taxes arising in connection with the operation of the Fund. This may include withholding taxes on payments made by an investment holding subsidiary of the Fund as well as corporate taxes paid by the Fund and/or an investment holding subsidiary of the Fund.

Other Taxation

The foregoing represents a summary of the general tax rules and considerations affecting Shareholders and the Fund’s operations, and neither purports to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, other state, local, and foreign taxes, estate and inheritance taxes, or intangible property taxes, that may be imposed by various jurisdictions. The Fund also may be subject to additional state, local, or foreign taxes that could reduce the amounts distributable to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund. In addition to the particular matters set forth in this section, tax-exempt entities should carefully review those sections of the Prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

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CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company (“State Street”). The custodian, among other things, maintains custody of the Fund’s assets and establishes and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Fund invests. The mailing address for State Street is: 1776 Heritage Drive, North Quincy, MA 02171.

Ultimus, whose principal business address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s transfer agent with respect to the Shares (“Transfer Agent”). The Transfer Agent is responsible for maintaining the Fund’s Shareholder records and carrying out Shareholder transactions. The Transfer Agent also serves as the dividend disbursing agent for the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm of the Fund. PwC is responsible for performing annual audits of the financial statements of the Fund in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and providing federal tax return preparation services and other tax compliance services. The mailing address for PwC is 1420 Fifth Avenue, Suite 2800, Seattle, WA 98101.

DISTRIBUTOR

Russell Investments Financial Services, LLC (the “Distributor”), an affiliate of the Advisor, acts as distributor for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is 401 Union Street, 18th Floor, Seattle, Washington 98101.

LEGAL COUNSEL

Dechert LLP, located at 100 Oliver St, Boston, MA 02110, has been engaged to serve as the Fund’s legal counsel.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 21, 2026, the Fund had not yet commenced operations and, except as noted below, no persons owned of record or beneficially 5% or more of the outstanding Shares of the Fund as of that date. RIM, an affiliate of the Advisor, has provided the initial investment in the Fund. For so long as RIM has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

REPORTS TO SHAREHOLDERS

By January 31 of the following year, Shareholders will be provided a Form 1099, containing information regarding the amount and character of distributions received from the Fund during the preceding calendar year. The Fund will prepare and transmit to its Shareholders, a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Advisor regarding the Fund’s operations during such period also will be made available to the Fund’s Shareholders.

FISCAL YEAR

For accounting purposes, the fiscal year of the Fund is the 12-month period ending on March 31 of each year. The 12-month period ending September 30 of each year will be the taxable year of the Fund unless otherwise determined by the Fund.

FINANCIAL STATEMENTS

[To be filed by amendment.]

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APPENDIX A

Sub-Advisors’ Proxy Voting Policies & Procedures

APRIL 2025

Global Proxy Voting Policy

To access our proxy voting records and additional information, please visit: https://www.tcw.com/literature/proxy-voting.

TCW, through certain subsidiaries and affiliates, acts as investment advisor for a variety of clients, including U.S. registered investment companies. TCW has the right to vote proxies on behalf of its U.S. registered investment company clients and other clients and believes that proxy voting rights can be a significant asset of its clients’ holdings.

Accordingly, TCW seeks to exercise that right consistent with its fiduciary duties on behalf of its clients. This policy applies to all discretionary accounts over which TCW has proxy voting responsibility or an obligation to provide proxy voting guidance with respect to the holdings it advises on a model or wrap basis.

While the Global Portfolio Proxy Voting Policy, Guidelines, and Procedures (the “Policy”) outlined here are written to apply internationally, differences in local practice and law make a universal application of these guidelines impractical. As a consequence, it is important to note that each proposal is considered individually, reflecting the effects on the specific company and unique attributes of the industry and/or geography. In addition, this document serves as a set of general guidelines, not hardcoded rules, which are designed to aid us in voting proxies for TCW and not necessarily in making investment decisions. At TCW, we reserve the right in all cases to vote in contravention of the guidelines outlined in this Policy where doing so is judged to represent the best interests of its clients in the specific situation.

Engagement Philosophy

As we seek to deliver on our client’s financial objectives, engagement is an integral component of TCW’s research and investment process. Our data-informed engagement practices achieve several objectives. The information elicited from these practices not only helps improve our fundamental research but may also highlight best practices that can address critical, financially material issues in areas of sustainability, corporate governance, or executive compensation.

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Our approach to engagement encompasses a variety of tools tailored to different asset classes. Engagement is a practice applied to all our investments, spanning equity and fixed income, in both private and public markets. Proxy voting, is primarily relevant to public equities. Situations in which we find ourselves as a significant or controlling shareholder, or situations where we are the lead debt holder in a special situation occur primarily within our private business and demand a more tailored approach. We also actively engage with the industry in question to help leverage our expertise and improve industry practices more broadly.

Our portfolio managers, research analysts, and sustainable investment analysts collaborate closely in our ongoing dialogues with companies, investee entities, as well as suppliers, customers, competitors, and the broader industry. Our objective is, wherever feasible, to pursue engagement in an integrated fashion, bringing together investment professionals from sustainability and fundamental research teams, often focused on different parts of the capital structure. This integrated approach to engagement forms the cornerstone of our ownership responsibilities and guides the investment choices we make on behalf of our clients.

The depth and breadth of TCW’s investments provides an important platform by which we engage with companies and other entities. Our primary goal with engagement is to advance best practices in governance, transparency, and the management of identified material risks to ultimately drive long-term value in the investments we make on behalf of our clients.

Engagement is a dynamic and long-term process that evolves over multiple years. Our analysts continually reinforce and monitor our engagement objectives during their regular interactions with companies and other entities. Lack of responsiveness or progress is duly reflected in our assessments of investee entities, potentially leading to further actions as deemed necessary. We maintain a record of our engagements and may provide our clients an overview of both the volume and depth of these engagements upon request. In 2024, TCW was named a signatory to the UK Stewardship Code. Our report is public and available at the following link: https://media.frc.org.uk/documents/2023_UK_Stewardship_Report_FINAL.pdf

Proxy Voting Procedures

TCW will make every reasonable effort to execute proxy votes on behalf of its clients prior to the applicable deadlines. However, TCW often relies on third parties, including custodians and clients, for the timely provision of proxy ballots. TCW may be unable to execute on proxy votes if it does not receive requisite materials with sufficient time to review and process them.

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Furthermore, TCW may receive ballots for some strategies for which the typical expression of our engagement and stewardship policies may not be possible. For instance, some strategies may only hold securities for a short period of time. For ballots received for securities held in these strategies, TCW may elect not to vote.

Proxy Committee

In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a Proxy Voting Committee (the “Proxy Committee”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing and maintaining the Policy, overseeing the internal proxy voting process, and reviewing proxy voting proposals and issues that may not be covered by the Policy. The Proxy Committee also works with TCW’s investment teams to evolve TCW’s engagement process, proxy voting philosophy, scope of coverage, and execution.

Proxy Voting Services

TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Policy (or, if applicable, according to guidelines submitted by TCW’s clients) by providing proxy research, an enhanced voting technology solution, and record keeping and reporting system(s). To supplement its own research and analysis in determining how best to vote a particular proxy proposal, TCW may utilize research, analysis, or recommendations provided by the Outside Service on a case-by-case basis. TCW does not as a policy solely follow the assessments or recommendations provided by the proxy voting service but uses it to support its own determination and review on a case-by-case basis. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help inform a decision related to certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests.

Sub-Adviser

Where TCW has retained the services of a Sub-Adviser to provide day-to-day portfolio management for the portfolio, TCW may delegate proxy voting authority to the Sub-Adviser, provided that the Sub-Adviser either (1) follows TCW’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Sub-Adviser’s Proxy Voting Policies and Procedures”) are in the best interests of TCW’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW.

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Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, TCW will cast its votes according to the Policies or any applicable guidelines provided by TCW’s clients. In cases where a conflict of interest exists and there is no predetermined vote, the Proxy Committee will vote the proposals in a manner consistent with established conflict of interest procedures.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. TCW shall disclose the present policy as well as the results of its implementation (including the way TCW has voted) on its website in accordance with applicable law.

TCW or an Outside Service will keep records of the following items: (i) Proxy Voting Policies and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response; and (v) any documents prepared by TCW that were material to making a decision on how to vote, or that memorialized the basis for the decision. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least seven years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes the Policy for both international and domestic portfolios and clients, there are some differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, the proxies are automatically received and may be voted by mail or electronically. For proxies of non-U.S. companies, TCW will make every reasonable effort to vote such proxies.

For proxies of non-U.S. companies, although it can be both difficult and costly to vote proxies, TCW will make every reasonable effort to vote such proxies.

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Proxy Voting Guidelines

The following guidelines reflect TCW’s general position and practice on certain key issues, including sustainability-related issues. As stated previously, to preserve the ability of its portfolio managers and investment teams to make the best decisions in each case, the guidelines listed below are intended only to provide context on topical issues. The Policy is reviewed and updated as necessary, but at least annually, by the Proxy Committee.

In making proxy voting decisions, one consideration, among other themes discussed below, is the financial materiality of sustainable factors to a company’s business operations and relevance to enterprise value. TCW believes that there are financially material sustainable factors that can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

Governance

Election of Directors

TCW believes boards that reflect a wide range of perspectives create shareholder value. The selection and screening process for identifying qualified candidates for a company’s board of directors requires the consideration of many critical factors, including their relevant skills and background experience, in addition to the diverse voices that comprise the broader Board. We believe that a diversity of skills, abilities, backgrounds, experiences and points of view can foster the development of a more creative, effective and dynamic Board, which, in turn, helps support enterprise value creation. We are mindful that there are many factors that contribute to effective Board decision-making and review multiple aspects of a company’s assessment process when determining our view.

Independence and Commitment

TCW will typically vote in support of proposals calling for improved independence of board members. To determine appropriate minimum levels of board independence, we tend to evaluate considering international best practices.

We also believe that an independent chair is the preferred structure for board leadership, as this structure can help avoid inherent conflict of self-oversight and can help ensure robust debate and diversity of thought within the boardroom. Consequently, we will tend to support management proposals to separate the chair and CEO or establish a lead director.

TCW considers director attendance and commitment to board activities as important for shareholder value creation. We expect directors to attend a minimum number of board meetings. We may vote against directors who consistently fall below that minimum threshold. Additionally, we want to consider how extended a director is with respect to other Board activities and will take this factor into consideration when assessing relevant proposals.

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Compensation

TCW believes executive compensation is an important area in which the board’s priorities and effectiveness are revealed. Compensation should be closely aligned with company performance, as this relates to compensation paid by the company’s peers, and compensation programs should be designed to promote sustainable shareholder returns while discouraging excessive risk taking. Executive compensation plans help establish the incentive structure that plays a role in strategy, decision-making and risk management for an organization. There is broad variety in compensation design and structure depending on the unique features of companies. We believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.

Ownership

TCW believes that a firm’s ownership structure should be transparent and provide for the alignment of shareholders’ interests. As such, we generally oppose multiple common stock share classes with unequal voting rights but are supportive of capital structure changes such as share issuances which protect minority shareholders’ interests by limiting dilution. Likewise, we generally oppose antitakeover positions such as supermajority provisions, poison pills, undue restrictions on the right to call special meetings, and any other provision that limits or eliminates minority shareholders’ rights. We are generally supportive of mergers and restructurings that we believe will be accretive to minority shareholders, but we may oppose those which appear unreasonable from a valuation prospective or entail a questionable strategic and/or financial rationale. Many of our proxy voting requests involve capital structure issues, such as issuance or repurchase of shares, issuance of debt, allocations, and employee stock option plans. In each of these cases, TCW generally votes in favor of management where appropriate, but only if the proposal does not conflict with our criteria for transparency and alignment with shareholders’ interests.

Other Corporate Matters

Other frequent proxy voting themes involve such matters as roles of executives, appointments of accountants and other professional advisors, amendments to corporate documents, and procedures for consent. In these and similar corporate matters, TCW will generally vote in favor of management where appropriate, but again, only if the proposal does not conflict with our criteria for transparency and alignment with shareholders’ interests.

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Environmental and Social Issues

As outlined in our Sustainable Investment Policy Statement, we understand that the incorporation of material sustainability factors into the investment research process – consistent with existing investment processes – helps achieve our goal to improve risk-adjusted returns over the long-term for our investors. In our view, evaluating those factors which have a financially material impact on a given investment is good risk management and consistent with our deep emphasis on credible bottom-up research.

In the context of proxy voting, TCW will evaluate shareholder resolutions regarding environmental and social issues in the context of the financial materiality of the issue to the company’s operations. We believe that all companies face risks associated with environmental and social factors. However, we recognize that these risks manifest themselves differently at each company as a result of their individual operations, workforce, structure and geography, among many other important factors. Accordingly, we evaluate the financial implications of a company adopting, or indeed not adopting, any proposed shareholder resolution.

Climate Change

As dedicated long-term investors, we recognize that climate change and efforts to respond to it portend substantial and far-reaching implications for the global economy and therefore capital allocation. Increasingly volatile weather patterns, shifting availability and access to water resources, and rising temperatures and sea levels, among other anticipated impacts, are challenging long held assumptions underpinning the way societies and the global economy function.

In the context of proxy voting, we generally support climate related proposals requesting more transparency and alignment with shareholders’ interests, unless this disclosure is seen as duplicative of other efforts by the company. This commitment stems from our belief that addressing these climate-related risks not only aligns with responsible stewardship, but also carries the potential for substantial value creation and risk mitigation and helps inform our views on the direction of flows of global capital and labor.

Corporate Culture, Human Capital and Diversity & Inclusion

We believe human capital management is an area of material importance for most companies. Given the importance of this issue, we believe management should provide shareholders with adequate information to be able to assess the management of this important business aspect. This is only possible when there is a consistent and robust disclosure in place. We believe diversity among directors, leaders and employees can positively contribute to shareholder value by imbuing a company with a myriad of perspectives that help it to better navigate complex challenges.

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We will also generally support shareholder proposals asking for improved workforce diversity disclosure, e.g., EEO-1 reporting and gender pay equity reporting.

Human Rights

How human rights principles are applied across a company’s business operations and supply chains is an important part of our research process. Accordingly, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (i.e., highest possibility of supply-chain exposure), and will enhance our engagement with companies and other industry stakeholders, including external data providers, to gain insights on the relevance of this factor on specific companies and industries. Consequently, we will generally support proposals requesting enhanced disclosure on a company’s approach to mitigating the risk of human rights violations in their business operations and supply chains, unless this disclosure is seen as duplicative of other efforts by the company.

Additional Information

A description of TCW’s policies and procedures relating to proxy voting and class actions may also be found in each of TCW’s adviser entity’s Part 2A of Form ADV, a copy of which is available to clients upon request to the Proxy Specialist.

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Proxy Voting Directive

Issued by:	Executive Team

Place, Date of Introduction:	Baar-Zug, 29 October 2007

Last update:	24 November 2023

Last review:	27 November 2024 (annual review)

Area of validity:	Partners Group worldwide, excluding Empira AG and its subsidiaries

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1. Introduction

Where Partners Group’s client accounts contain listed equity securities in dedicated programs/allocation buckets (“Liquid Private Markets investments”) and Partners Group has discretion to vote on a proxy stemming from such securities (a “Proxy Request”), Partners Group will make a decision on such Proxy Requests to protect and promote the economic value of the securities held in such client accounts. The following proxy voting principles (the “Principles”) are intended to outline Partners Group’s general approach to proxy voting considerations that frequently arise for its Liquid Private Markets investments. These Principles are not intended to provide a strict guide to how Partners Group will vote in every instance, but rather how Partners Group typically approaches core aspects of corporate governance in Liquid Private Markets investments. These Principles are applied with discretion, taking into account the range of considerations, local corporate governance practices, and applicable regulations specific to a particular company and the individual ballot item.

2. Corporate governance principles

Partners Group aims to act on Proxy Requests based on the following corporate governance principles:

2.1. Board of Directors

•

Separation of Chairman and CEO roles: Boards can best exercise judgment independently of management if the roles of Chairman and CEO are separated. Notice periods should generally be less than one year so shareholders can assess performance regularly.

•

Director independence and effectiveness: Boards must be able to act objectively and exert authority over management. This is best achieved by a combination of independence and ability to actively contribute to defining and driving strategy due to industry or company based knowledge.

•

Committees: Board committees, such as audit, remuneration and nomination committees are important for the effective governance of companies. Boards are expected to establish a separate risk committee, comprised of a majority of independent board members, with responsibility for risk management at the company.

•

Elections: Requiring a majority vote for directors to be elected, even in uncontested elections, makes directors more accountable to shareholders. Partners Group is not supportive of plurality voting systems where even a single vote can result in a director being appointed, even where all other shareholders withhold support. Partners Group expects board members to attend 75% of the aggregate of their board and committee meetings for the respective period, unless an acceptable reason for absences is disclosed.

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2.2. Compensation:

2.2.1. Board remuneration

Partners Group supports board remuneration plans that combine equity and cash, with the equity-based compensation coming in the form of restricted shares, which are vested over a number of years, to ensure alignment between the board and long-term shareholders’ interests.

2.2.2. Executive remuneration

•

Alignment: Executive compensation should be structured to align the interests of executives with the long-term objectives of the company and interests of shareholders. Partners Group is supportive of executive remuneration schemes with meaningful long-term shareholdings that vest gradually. Shareholders should have the opportunity to vote on remuneration policies typically every three years. Share incentive schemes should not lead to substantial dilution. Prior shareholder approval should be sought for material amendments to remuneration arrangements.

•

Targets: Performance targets should generally be disclosed in a remuneration report and reflect underlying business fundamentals that drive long-term total shareholder return. Nonperformance or under-performance should not be rewarded.

•	Level: Compensation should be sufficient to attract, retain and motivate management of the quality required to run the company successfully. Management should be rewarded for the value they create.

2.3. Accounts, audit & internal control

•

Affirming business solvency: Boards should establish formal and transparent arrangements for ensuring that financial and other reporting provide shareholders with a ‘true and fair view’ of the company’s capital position and performance.

•	Internal controls: The board’s statement of internal controls should provide shareholders with a clear understanding of the company’s internal control and risk management processes.

•	Auditor independence: Robustly independent and effective external auditors are a necessary condition of good corporate governance

2.4. Capital structure and shareholder rights

•

Issue of new shares: The issue of new shares should not lead to excessive dilution of existing share capital. Companies may allot new share capital, but new share capital allocation should generally not exceed one third of issued ordinary share capital, or two thirds of issued ordinary share capital for a rights issue. Any resolution recommending a larger issue of share capital should provide a clear and legitimate business justification for doing so.

•

Share repurchase: Companies should only repurchase shares in the market when it is commercially advantageous to do so and with shareholder approval. Companies should not buy back excessive amounts of their issued ordinary share capital.

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•	Treasury shares: Companies can repurchase shares from shareholders and hold them ‘in treasury’. These shares should not subsequently be reissued in a way that is detrimental to existing shareholders.

•

Mergers, acquisitions and corporate restructuring: Mergers, acquisitions and other forms of corporate restructuring can create value for companies, if properly evaluated, planned and executed. However, poor corporate restructuring can destroy shareholder value. Partners Group will therefore consider votes related to corporate restructuring on a case by case basis.

•

Shareholder protections: It is important that companies maintain mechanisms that enable shareholders to influence management. Such mechanisms vary between jurisdictions but often include: the right to call special meetings, to approve major capital restructurings, to propose shareholder resolutions, and to appoint and remove directors.

2.5. Environmental, social and sustainability matters

•

Assessing and addressing environmental and social risks: Boards should disclose in their annual reports their policies and procedures for identifying and managing material risks arising for environmental and social factors.

•

Sustainability Reports: Effective sustainability reports provide clarity about a company’s understanding of the risks and opportunities arising from its relationships with stakeholders; its governance policies for addressing these issues, including environment and labor relations; and performance data that informs shareholders of how the company measures itself against its objectives. Partners Group therefore supports Boards that issue effective sustainability reports that informs shareholders of how the company measures itself against its objectives.

Where ERISA rules are applicable, Partners Group will consider ESG & sustainability related factors to the extent consistent with ERISA.

•

Political contributions and lobbying: It can be beneficial for investors if companies engage legitimately in public policy debates. However political donations and lobbying must serve the interests of the company and its shareholders, be transparent, conducted within the confines of the law, and not at the expense of public welfare.

3. Voting Procedures

3.1. Liquid Private Markets Proxy Requests

Proxy Requests related to Liquid Private Markets investments may be administered by third party service providers. These service providers will follow the principles listed above in all instances. Should a voting recommendation by a service provider be against the recommendation by the respective company’s management, Partners Group’s Liquid Private Markets team will review and decide on the ultimate vote.

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3.2. Private markets Proxy Requests

In certain circumstances, Partners Group receives Proxy Requests for publicly traded securities within a private markets portfolio. When such Proxy Requests arise, the recipient, typically the respective investment team or Partners Group Guernsey serving as administrator, will forward it to be reviewed and evaluated by Investment Legal and Tax together with the relevant investment team and/or the relevant Investment Committee. The details of the review process can be found on the Partners Group Wiki page under Group Processes – Corporate actions of investments (ID 92). This group process seeks to ensure that all Proxy Requests, included in the broader term ‘corporate actions’, are reviewed and processed in a timely manner.

4. Documentation

4.1. Liquid Private Markets Proxy Requests

A third party service provider who administers Proxy Requests for Liquid Private Markets investments will maintain a record of each such Proxy Request along with documentation of how the Proxy Request was voted upon.

4.2. Private Markets Proxy Requests

A written record of each Proxy Request received by Partners Group will be maintained along supporting documents in accordance with the group process referenced above.

5. Conflicts of interest

Where a conflict of interest is identified in relation to a Proxy Request the relevant investment team or Investment Committee shall handle such conflict in accordance with the Conflicts of Interest Directive. Partners Group will principally not cast a vote for proxies in relation to Partners Group Holding AG (PGHN) or any stock market listed entities managed or advised by Partners Group Holding AG or any of its subsidiaries.

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PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1) Financial Statements

Part A: Not applicable, as Registrant has not yet commenced operations.

Part B: Not applicable, as Registrant has not yet commenced operations.

(2) Exhibits

(a)(1)	Certificate of Trust dated July 17, 2024 (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed on July 30, 2024)

(a)(2)	Second Amended and Restated Declaration of Trust dated March 25, 2025 (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed on April 9, 2025)

(b)	Bylaws dated March 25, 2025 (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed on April 9, 2025)

(c)	Not Applicable

(d)	Not Applicable

(e)	Dividend Reinvestment Plan (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed on April 9, 2025)

(f)	Not Applicable

(g)(1)	Amended and Restated Advisory Agreement with Russell Investments Credit Adviser, LLC (filed herewith)

(g)(2)	Form of Discretionary Sub-Advisory Contract between Partners Group (USA) Inc. and Russell Investments Credit Adviser, LLC (filed herewith)

(g)(3)	Form of Discretionary Sub-Advisory Contract between TCW Investment Management Company LLC and Russell Investments Credit Adviser, LLC (filed herewith)

(h)	Distribution Agreement with Russell Investments Financial Services, LLC (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed on April 9, 2025)

(i)	Not Applicable

(j)	Custody Agreement with State Street Bank and Trust Company (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed on April 9, 2025)

(k)(1)	Master Services Agreement with Ultimus Fund Solutions, LLC (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed on April 9, 2025)

(k)(1)(a)	Amendment to Master Services Agreement with Ultimus Fund Solutions, LLC (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed on June 17, 2025)

(k)(2)	Expense Agreement with Russell Investments Credit Adviser, LLC (filed herewith)

(k)(3)	Shareholder Services Plan (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed on April 9, 2025)

(k)(4)	Multiple Class Plan Pursuant to Rule 18f-3 (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed on April 9, 2025)

(k)(5)	Joint Fidelity Bond Agreement (filed herewith)

(l)	Opinion and Consent of Counsel (to be filed by amendment)

(m)	Not Applicable

(n)	Consent of Independent Registered Public Accounting Firm (to be filed by amendment)

(o)	Not Applicable

(p)	Subscription Agreement with Russell Investment Management, LLC (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed on April 9, 2025)

(q)	Not Applicable

(r)(1)	Code of Ethics of Russell Investments Credit Adviser, LLC and Russell Investments Financial Services, LLC (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed on April 9, 2025)

(r)(2)	Code of Ethics of Registrant’s Independent Trustees (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed on April 9, 2025)

(r)(3)	Partners Group (USA) Inc. Code of Ethics (filed herewith)

(r)(4)	TCW Investment Management Company LLC Code of Ethics (filed herewith)

(s)	Not Applicable

Item 26.	Marketing Arrangements

Not Applicable

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the issuance and distribution of the securities being offered in this registration statement as of April 21, 2026:

Blue Sky Fees	$42,000
Printing	$4,500
Registration Fees	$10,910
Legal Fees	$273,499
Total	$330,909

Item 28.	Persons Controlled by or Under Common Control with Registrant

No other person is directly or indirectly controlled by or under common control with the Registrant, except that the Registrant may be deemed to be controlled by Russell Investment Management, LLC (“RIM” or the “Adviser”), the sole shareholder of the Registrant and an affiliate of Russell Investments Credit Adviser, LLC (“RICA”), the investment adviser to the Registrant. RIM was formed under the laws of the State of Washington and is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd. Additional information regarding RIM is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-17141).

Item 29.	Number of Holders of Securities

Set forth below is the number holders of securities of the Registrant as of April 21, 2026:

Title of Class	Number of Record Holders
Shares of Beneficial Interest Class F	0
Shares of Beneficial Interest Class I	1

Item 30.	Indemnification

Reference is made to Article 5.2 of the Fund’s Second Amended and Restated Declaration of Trust filed as Exhibit (a)(2) to this Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Adviser, officers and controlling persons of the Fund pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by the Adviser, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by the Adviser, officer or controlling person, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

The Fund hereby undertakes that it will apply the indemnification provisions of the Amended and Restated Declaration of Trust in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect. The Fund, in conjunction with the Adviser and the Fund’s Board of Trustees, maintains insurance on behalf of any person who is or was an Independent Trustee, officer, employee, or agent of the Fund, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will the Fund pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Fund itself is not permitted to indemnify.

Item 31.	Business and Other Connections of Investment Advisor

See Registrant’s prospectus section “Management of the Fund” and the Statement of Additional Information section “Management of the Fund”.

Information as to the directors and officers of RICA, the Registrant’s investment adviser, is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto (SEC File No. 801-132718).

For information as to the business, profession, vocation or employment of a substantial nature of each sub-advisor and the officers and directors of each sub-advisor, reference is made to the current Form ADVs of each sub-advisor filed under the Investment Advisers Act of 1940, incorporated herein by reference and the file numbers of which are as follows:

•	Partners Group (USA) Inc.

File No. 801-68463

•	TCW Investment Management Company LLC

File No. 80129075

Item 32.	Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the 1940 and the rules thereunder are maintained at one or more of the following locations:

The Trust	RICA
Russell Investments Strategic Credit Fund	Russell Investments Credit Adviser, LLC
401 Union Street	401 Union Street
18th Floor	18th Floor
Seattle, Washington 98101	Seattle, Washington 98101

Fund Administrator	Custodian
Ultimus Fund Solutions, LLC	State Street Bank and Trust Company
225 Pictoria Drive	1776 Heritage Drive
Suite 450	North Quincy, MA 02171
Cincinnati, Ohio 45246

Sub-Advisor	Sub-Advisor
Partners Group (USA) Inc.	TCW Investment Management Company LLC
1114 Avenue of the Americas	515 South Flower Street
37th Floor	Los Angeles, CA 90071
New York, NY 10036

Item 33.	Management Services

None except as described in Parts A and B.

Item 34.	Undertakings

(1)	Not Applicable.

(2)	Not Applicable.

(3)	The Registrant hereby undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that, for the purpose of determining liability under the Securities Act to any purchaser:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	The Registrant undertakes that:

(a) Not applicable; and

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)	Not applicable.

(6)

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(7)

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Russell Investments Strategic Credit Fund, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, and State of Washington, on this 21st day of April, 2026.

RUSSELL INVESTMENTS STRATEGIC CREDIT FUND
Registrant

By:	/s/ Vernon Barback
Vernon Barback, Trustee, President and Chief
Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 21, 2026.

Signatures	Signatures

/s/ Vernon Barback	/s/ Ross Erickson
Vernon Barback, Trustee, President and	Ross Erickson, Treasurer, Chief Financial
Chief Executive Officer	Officer (Principal Financial Officer) and Chief
(Principal Executive Officer)	Accounting Officer (Principal Accounting Officer)

/s/ Michelle L. Cahoon	/s/ Michael Day
Michelle L. Cahoon, Trustee	Michael Day, Trustee

/s/ Julie Dien Ledoux	/s/ Jeremy May
Julie Dien Ledoux, Trustee	Jeremy May, Trustee

/s /Ellen M. Needham	/s/ Jeannie Shanahan
Ellen M. Needham, Trustee	Jeannie Shanahan, Trustee

/s/ Raymond P. Tennison, Jr.	/s/ Jack R. Thompson
Raymond P. Tennison, Jr., Trustee	Jack R. Thompson, Trustee

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustees and Officers of Russell Investments Strategic Credit Fund (the “Trust”) do hereby severally constitute and appoint Mary Beth Albaneze, Jessica Gates and Andrea Hood, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Trust’s Registration Statement on Form N-2 (File Nos. 333-281098 and 811-23992), Post-Effective Amendments and any and all amendments or supplements thereto and any other of the Trust’s filings with the Securities Exchange Commission, including proxy statements, with full power and authority to execute said Registration Statement, Post-Effective Amendment or filing for and on behalf of the undersigned, in our names and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby give to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof. This Power of Attorney shall be revocable with respect to an undersigned at any time by a writing signed by such undersigned and shall terminate automatically with respect to an undersigned if such undersigned ceases to be a Trustee or Officer of the Trust.

WITNESS the due execution hereof on the date and in the capacity set forth below.

SIGNATURE	TITLE	DATE

/s/ Ross Erickson	Treasurer, Chief Financial Officer and	February 11, 2026
Ross Erickson	Chief Accounting Officer

/s/ Vernon Barback	Trustee, President and	February 11, 2026
Vernon Barback	Chief Executive Officer

/s/ Michelle Cahoon	Trustee	February 11, 2026
Michelle L. Cahoon

/s/ Michael Day	Trustee	February 11, 2026
Michael Day

/s/ Julie Dien Ledoux	Trustee	February 11, 2026
Julie Dien Ledoux

/s/ Jeremy May	Trustee	February 11, 2026
Jeremy May

/s/ Ellen M. Needham	Trustee	February 11, 2026
Ellen M. Needham

/s/ Jeannie Shanahan	Trustee	February 11, 2026
Jeannie Shanahan

/s/ Raymond P. Tennison, Jr.	Trustee	February 11, 2026
Raymond P. Tennison, Jr.

/s/ Jack R. Thompson	Trustee	February 11, 2026
Jack R. Thompson

EXHIBIT INDEX

(g)(1)	Amended and Restated Advisory Agreement with Russell Investments Credit Adviser, LLC

(g)(2)	Form of Discretionary Sub-Advisory Contract between Partners Group (USA) Inc. and Russell Investments Credit Adviser, LLC

(g)(3)	Form of Discretionary Sub-Advisory Contract between TCW Investment Management Company LLC and Russell Investments Credit Adviser, LLC

(k)(2)	Expense Agreement with Russell Investments Credit Adviser, LLC

(k)(5)	Joint Fidelity Bond Agreement

(r)(3)	Partners Group (USA) Inc. Code of Ethics

(r)(4)	TCW Investment Management Company LLC Code of Ethics